UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210
(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 345-6611

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
April 30, 2023
Multi-Manager Directional Alternative Strategies Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Multi-Manager Directional Alternative Strategies Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Directional Alternative Strategies Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks capital appreciation.
Portfolio management
Allspring Global Investments, LLC
Harindra de Silva, CFA
David Krider, CFA
Boston Partners Global Investors, Inc.
Joseph Feeney, Jr., CFA
Scott Burgess, CFA
J.P. Morgan Investment Management Inc.
Rick Singh
Average annual total returns (%) (for the period ended April 30, 2023)
	Inception	1 Year	5 Years	Life
Institutional Class*	01/03/17	-3.44	1.57	3.33
HFRX Equity Hedge Index		0.22	2.80	3.94
Wilshire Liquid Alternative Equity Hedge Index		0.83	3.11	3.48
MSCI World Index (Net)		3.18	8.14	10.15
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Returns shown for periods prior to the inception date of the Fund’s Institutional Class shares include the returns of the Fund’s Class A shares for the period from October 17, 2016 (the inception date of the Fund) through January 2, 2017. Class A shares were offered prior to the Fund’s Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/ appended-performance for more information. The Fund’s performance prior to February 17, 2022, reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadvisers and strategies had been in place for the prior periods, results shown may have been different.
The HFRX Equity Hedge Index strategies maintain positions both long and short in primarily equity and equity derivative securities. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short. Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus.
The Wilshire Liquid Alternative Equity Hedge Index measures the performance of the equity hedge strategy component of the Wilshire Liquid Alternative Index℠. Equity hedge investment strategies predominantly invest in long and short equities. The Wilshire Liquid Alternative Equity Hedge Index (WLIQAEH) is designed to provide a broad measure of the liquid alternative equity hedge market.
The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (October 17, 2016 — April 30, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of Multi-Manager Directional Alternative Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown — long positions (%) (at April 30, 2023)
Common Stocks	122.8
Exchange-Traded Equity Funds	1.7
Preferred Stocks	0.1
Put Option Contracts Purchased	0.1
Money Market Funds(a)	18.1
Total	142.8

(a)	Includes investments in Money Market Funds, including investing for the purpose of covering obligations relating to the Fund’s investment in derivatives. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and the derivative instruments discussion in Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including option contracts purchased, net of investments sold short and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Portfolio breakdown — short positions (%) (at April 30, 2023)
Common Stocks	(42.8)
Percentages indicated are based upon total investments including option contracts purchased, net of investments sold short and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown — long positions (%) (at April 30, 2023)
Communication Services	4.0
Consumer Discretionary	10.8
Consumer Staples	9.0
Energy	6.6
Financials	14.1
Health Care	15.5
Industrials	12.9
Information Technology	15.2
Materials	3.5
Real Estate	2.4
Utilities	6.0
Total	100.0
Percentages indicated are based upon total long equity investments. The Fund’s portfolio composition is subject to change.

4	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023

Fund at a Glance   (continued)
(Unaudited)
Equity sector breakdown — short positions (%) (at April 30, 2023)
Communication Services	(3.8)
Consumer Discretionary	(17.7)
Consumer Staples	(5.3)
Energy	(6.8)
Financials	(14.2)
Health Care	(8.5)
Industrials	(21.6)
Information Technology	(10.7)
Materials	(6.3)
Real Estate	(4.7)
Utilities	(0.4)
Total	(100.0)
Percentages indicated are based upon total short equity investments. The Fund’s portfolio composition is subject to change.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023	5

Manager Discussion of Fund Performance
(Unaudited)
During the 12-month period ended April 30, 2023, the Fund was managed by three independent money management firms and each invested a portion of the portfolio’s assets. As of April 30, 2023, Allspring Global Investments, LLC (Allspring), Boston Partners Global Investors, Inc. doing business as Boston Partners (Boston Partners) and J.P. Morgan Investment Management Inc. (JPMorgan) managed approximately 30.06%, 39.74% and 30.20% of the Fund’s assets, respectively.
For the 12-month period that ended April 30, 2023, Institutional Class shares of Multi-Manager Directional Alternative Strategies Fund returned -3.44%. During the same time period, the Fund underperformed the HFRX Equity Hedge Index, which returned 0.22%, and the Wilshire Liquid Alternative Equity Hedge Index, which returned 0.83%. The Fund also underperformed the MSCI World Index (Net), which returned 3.18% during the 12-month period.
The Fund’s subadvisers employ a variety of alternative investment strategies, involving strategies, techniques and practices designed to seek capital appreciation through participation in the broad equity and other markets while hedging overall market exposure relative to traditional long-only equity strategies. Generally, the Fund seeks to provide higher risk-adjusted returns with lower volatility compared to equity markets
Market overview
U.S. equities performed unevenly over the 12-months ending April 30, 2023, ending with a wide range of mixed results. Sentiment was driven largely by expectations around the course of inflation and corresponding action by the U.S. Federal Reserve (Fed), which hiked rates eight times by a combined 450 percentage points over the course of the period. Some upside early in the period was sparked by investors’ interpretation of Fed Chair Powell’s remarks after the Federal Open Market Committee (FOMC) announced an anticipated 75-basis point rate hike at the end of July, which followed a 75-basis point hike in June. (A basis point is 1/100 of a percent.) What many seemingly heard were hints that rate hikes would slow in concert with softening economic growth. That takeaway evaporated a month later when Fed chair Jerome Powell spoke at a symposium in Jackson Hole, Wyoming and prioritized fighting inflation no matter how much pain the economy might suffer. His inflation-fighting resolve was confirmed by additional 75-basis point hikes in September and November and a 50-basis point hike in December, along with a forecast showing no expectations for rate cuts until 2024.
Despite the rate-hike headwinds in late 2022, equities attempted to rally moving into the final four months of the period. Growth stocks led the way, in stark contrast to their performance relative to value in 2022, as market participants seemed to be warming up yet again to the notion of a softer landing, based on better-than-expected earnings, as well as constructive inflation and economic data. Markets reversed course during February 2023, as a blowout January employment report and continued higher-for-longer messaging from the Fed dampened sentiment, along with mixed earnings reports and geopolitical uncertainties. In March, banking sector turmoil dominated headlines as two banks failed quickly. While intervention to guarantee uninsured deposits and to provide emergency liquidity helped to limit any broader banking contagion, regional bank stocks still suffered. However, this bank crisis brought with it a rate reprieve and heightened expectations for a Fed pivot, providing a tailwind for technology and other growth-oriented stocks. In addition, strong earnings reports from large technology companies, such as Meta Platforms and Microsoft, were especially supportive, as were healthy consumer trends and guidance suggesting a possible soft-landing for the economy. Bullish investors also focused on potential for the Fed to signal a pause following another 25-basis point hike at its May 2023 meeting. Less constructive was the first read of first-quarter GDP, which showed a larger-than-expected deceleration to a 1.1% seasonally adjusted annual rate. Additional sources of concern included narrowing equity market leadership, the political stalemate on the debt ceiling and spending cuts and the UK’s decision to block Microsoft’s acquisition of Activision. Also, although some bank earnings reports were better than feared, news that First Republic Bank would be put into receivership at the end of the period heightened concerns that turmoil may continue in the banking sector.
Global equities, as measured by the MSCI World Index (Net), posted positive returns for the period, moving higher early in the period but moving significantly higher in later 2022 and early 2023 as concerns over the Russia/Ukraine conflict, general uncertainty surrounding inflation and rising interest rates seemed to abate. Early in the period, global markets continued to display volatility as investors responded to global political tensions, and a hawkish Fed. U.S equities underperformed global stocks during the last quarter of 2022, but the big news was that the U.S. dollar weakened notably against other developed market currencies for the first time in a long time.
6	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Allspring
Our portion of the Fund underperformed its custom benchmark, composed of 50% MSCI World Index (Net)/50% FTSE Three-Month U.S. Treasury Bill Index, due primarily to sector exposures in our portion of the Fund.
Our portion of the Fund utilizes short positions to pursue downside protection, risk hedging, and also to enhance stock selection. Our Global Long/Short strategy attempts to achieve a consistent 100% Long/30% Short structure at all times.
Notable detractors in our portion of the Fund during the period
•	Our portion of the Fund maintained an overweight position to lower beta sectors and an underweight position to high beta sectors. During this period, low beta sectors substantially underperformed the market and high beta sectors substantially outperformed the market.
•	Short positions in aerospace and defense company Rolls-Royce Holdings PLC and long positions in real estate investment trust Medical Properties Trust, Inc. and energy producer Uniper SE were the largest negative contributors to performance. These holdings exhibited factor exposures which were not rewarded by the market environment.
•	In addition, underweight exposures to the information technology and health care sectors were the greatest negative contributors from a sector weighting perspective.
•	Country allocations that had negative contributions were the United Kingdom and Italy.
•	Stock selection within Germany also detracted.
Notable contributors in our portion of the Fund during the period
•	Our stock selection model performed reasonably well during most of the period, as stocks we forecasted to do well outperformed stocks we thought would do poorly. This was primarily the result of favoring certain valuation characteristics which outperformed during the trailing 12-month period. Specifically, an emphasis to companies with strong book value and earnings relative to their price positively impacted results as these characteristics were rewarded by investors.
•	Short positions within our portion of the Fund in food retailer Ocado Group PLC, electric vehicle manufacturer Rivian Automotive, Inc. and online payments platform Affirm Holdings, Inc. were the largest positive contributors to performance. These holdings exhibited factor exposures which were rewarded by the market environment.
•	In addition, an underweight exposure to the communication services sector was the greatest positive contributor from a sector weighting perspective.
•	Countries allocations that made positive contributions within our portion of the Fund were underweight positions to the Netherlands, Germany and Japan.
•	In addition, while an underweight position in the United States detracted slightly from performance, stock selection was particularly strong within the United States and added significant value overall.
•	Overweight positions to Denmark and strong stock selection in Japan also contributed during the period.
Boston Partners
Our portion of the Fund outperformed its benchmark, the S&P 500 Index, for the 12 months that ended April 30, 2023, primarily a result of positive security selection and sector allocation. Our portion of the Fund is populated with long positions in statistically inexpensive companies, and short positions in expensive companies, which overall was a slight headwind to performance. Value stocks, as measured by the Russell 3000 Value Index, rose 0.67% for the one-year period ending April 30, 2023, while growth stocks, as measured by the Russell 3000 Growth Index gained 2.25%. Despite the value headwind, the long portfolio performed in line with the S&P 500 Index while the short portfolio fell in price and contributed positively to returns.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023	7

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Notable contributors in our portion of the Fund during the period
•	The Fund’s outperformance relative to its benchmark was a result of positive security selection and sector allocation.
•	Long positions in the industrials, energy and consumer discretionary stocks were the top contributors to performance during the reporting period.
○	Within the industrials sector, positions in defense-related companies including Howmet Aerospace, Inc., BWX Technologies, Inc. and Curtiss-Wright Corp. outperformed as the Ukrainian conflict resulted in increased defense spending in the United States and Europe.
○	In the energy sector, positions in refiner Marathon Petroleum Corp. and oil services company Schlumberger NV outperformed during the 12-month period as they reported strong earnings and have been returning cash to shareholders.
○	Within the consumer discretionary sector, a position in AutoZone, Inc. contributed as the company continued to gain share with commercial customers resulting in better-than expected sales and earnings.
•	Short positions in the financials, real estate and information technology sectors were significant positive contributors.
○	In the financials sector, capital markets shorts were down sharply, led by investment banking company Credit Suisse Group AG.
○	In the real estate sector, a short position in WeWork, Inc., a company which provides coworking office space, was down significantly as free cash flow losses accelerated and cash on their balance sheet dwindled.
○	In the information technology sector, high P/E software shorts continued to see multiple compression as long-term interest rates moved higher.
Notable detractors in our portion of the Fund during the period
•	Long positions in the information technology, real estate and financials sectors detracted from performance during the reporting period.
○	Within the information technology sector, IT services company Cognizant Technology Solutions Corp. underperformed due to declining sales.
○	In real estate, apartment real estate investment trust (REIT) operator Essex Property Trust, Inc. experienced softening in lease rates on the West Coast.
○	In the financial sector, regional banks Fifth Third Bancorp and KeyCorp detracted as future net interest margins were in doubt as funding costs rose.
•	Short positions in the consumer discretionary and industrials sectors were the top detractors to performance in our portion of the Fund during the period.
○	Within the consumer discretionary sector, shorts in fast-casual restaurants Wingstop, Inc. and Chipotle Mexican Grill, Inc. and household durable firm La-Z-Boy, Inc. detracted.
○	Within industrials, a short position in General Electric Co. rose on aerospace segment strength, but free cash flow at the company remained elusive.
JPMorgan
Our portion of the Fund underperformed its custom benchmark, composed of 50% S&P 500 Index/50% FTSE Three-Month U.S. Treasury Bill Index. The rally in higher stocks during the period hindered performance in the short portfolio. The long portfolio remained conservatively postured with notable positions in macro-agnostic companies such as managed care, utilities and payment processors. These businesses, which tend to have defensive profiles, lagged as the market moved higher to start 2023.
8	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Notable detractors in our portion of the Fund during the period
•	The short portfolio was the largest detractor during the period.
•	Short positions within the industrials and consumer discretionary sectors detracted.
•	Within the long portfolio, positions in the consumer discretionary sector were the most notable detractors during the period.
•	Top individual detractors included a modest long position in Amazon.com, Inc., a long position in NIO, Inc., as well as a short position in Old Dominion Freight Line, Inc.
Notable contributors in our portion of the Fund during the period
•	Long positions within utilities contributed.
•	Short positions in the real estate sector contributed.
•	Top individual contributors include long positions in Fiserv, Inc., Ferrari NV and Constellation Energy Corp. The position in Constellation Energy was closed during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole.  The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. As a non-diversified fund, fewer investments could have a greater effect on performance. Alternative investments cover a broad range of strategies and structures designed to be low or non-correlated to traditional equity and fixed-income markets with along-term expectation of illiquidity. Alternative investments involve substantial risks and are more volatile than traditional investments, making them more suitable for investors with an above-average tolerance for risk. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Short positions (where the underlying asset is not owned) can create unlimited risk. The Fund’s use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023	9

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2022 — April 30, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	1,002.00	1,011.72	12.81	12.87	2.61
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
10	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023

Portfolio of Investments
April 30, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 86.6%
Issuer	Shares	Value ($)
Communication Services 3.5%
Diversified Telecommunication Services 0.4%
Bandwidth, Inc., Class A(a),(b)	24,434	297,362
Deutsche Telekom AG, Registered Shares	26,991	650,800
Total		948,162
Entertainment 0.9%
Activision Blizzard, Inc.(a)	10,413	809,194
Bollore SA	74,044	500,194
Live Nation Entertainment, Inc.(a),(b)	4,355	295,182
Netflix, Inc.(a),(b)	1,233	406,804
Take-Two Interactive Software, Inc.(a)	3,312	411,649
Total		2,423,023
Interactive Media & Services 0.9%
Alphabet, Inc., Class A(a),(b)	14,869	1,596,038
Alphabet, Inc., Class C(a),(b)	3,666	396,735
Meta Platforms, Inc., Class A(a)	1,853	445,313
Total		2,438,086
Media 1.1%
Future PLC	31,653	449,151
Interpublic Group of Companies, Inc. (The)(b)	13,605	486,107
Nexstar Media Group, Inc., Class A	8,611	1,493,578
TEGNA, Inc.	28,353	484,836
Total		2,913,672
Wireless Telecommunication Services 0.2%
T-Mobile US, Inc.(a)	2,744	394,862
Total Communication Services		9,117,805
Consumer Discretionary 9.3%
Auto Components 0.0%
Holley, Inc.(a),(b)	38,808	93,527
Automobiles 0.7%
Mazda Motor Corp.	139,000	1,257,879
NIO, Inc., ADR(a)	4,937	38,854
Tesla, Inc.(a)	3,641	598,253
Total		1,894,986
Common Stocks (continued)
Issuer	Shares	Value ($)
Broadline Retail 0.9%
Alibaba Group Holding Ltd., ADR(a)	14,109	1,194,891
Amazon.com, Inc.(a)	3,696	389,743
eBay, Inc.	7,484	347,482
MercadoLibre, Inc.(a),(b)	306	390,912
Total		2,323,028
Distributors 0.1%
LKQ Corp.(b)	5,860	338,298
Diversified Consumer Services 0.3%
frontdoor, Inc.(a)	10,244	280,276
H&R Block, Inc.	10,407	352,901
Perdoceo Education Corp.(a),(b)	1,681	21,820
Total		654,997
Hotels, Restaurants & Leisure 4.1%
Booking Holdings, Inc.(a),(b)	621	1,668,199
Boyd Gaming Corp.	7,507	520,986
Domino’s Pizza, Inc.(b)	1,220	387,313
Entain PLC	23,316	424,847
Flutter Entertainment PLC(a)	4,045	810,609
Genting Singapore Ltd.	757,300	644,255
International Game Technology PLC	14,271	401,586
Marriott International, Inc., Class A	13,530	2,291,170
Restaurant Brands International, Inc.	9,095	637,832
Royal Caribbean Cruises Ltd.(a)	30,481	1,994,372
Wyndham Hotels & Resorts, Inc.	6,651	453,731
Wynn Macau Ltd.(a)	480,800	520,173
Total		10,755,073
Household Durables 0.8%
Garmin Ltd.	1,384	135,867
Mohawk Industries, Inc.(a)	3,445	364,826
NVR, Inc.(a)	140	817,600
Tempur Sealy International, Inc.(b)	12,653	474,108
Whirlpool Corp.(b)	1,404	195,984
Total		1,988,385
Leisure Products 0.2%
Topgolf Callaway Brands Corp.(a),(b)	17,775	394,072
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
April 30, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 1.8%
Arhaus, Inc.(a),(b)	21,491	172,358
AutoZone, Inc.(a),(b)	830	2,210,547
O’Reilly Automotive, Inc.(a)	629	576,988
Ross Stores, Inc.	5,817	620,848
TJX Companies, Inc. (The)	6,582	518,793
ZOZO, Inc.	20,800	437,723
Total		4,537,257
Textiles, Apparel & Luxury Goods 0.4%
lululemon athletica, Inc.(a),(b)	2,790	1,060,005
Total Consumer Discretionary		24,039,628
Consumer Staples 7.8%
Beverages 1.6%
Brown-Forman Corp., Class B	24,515	1,595,681
Coca-Cola Europacific Partners PLC(b)	22,525	1,452,187
Keurig Dr. Pepper, Inc.(b)	32,094	1,049,474
Total		4,097,342
Consumer Staples Distribution & Retail 2.9%
Albertsons Companies, Inc., Class A	21,921	458,149
Dollar General Corp.	3,258	721,517
Jeronimo Martins SGPS SA	27,703	699,091
Kesko OYJ, Class B	9,170	191,175
Kroger Co. (The)	8,564	416,467
U.S. Foods Holding Corp.(a),(b)	14,227	546,317
Walgreens Boots Alliance, Inc.(b)	5,133	180,938
Walmart, Inc.	28,034	4,232,293
Total		7,445,947
Food Products 2.2%
Cal-Maine Foods, Inc.(b)	10,170	483,075
ConAgra Foods, Inc.(b)	47,007	1,784,386
Hershey Co. (The)(b)	4,387	1,197,914
Kraft Heinz Co. (The)(b)	17,115	672,106
Mowi ASA	26,916	513,538
Nomad Foods Ltd.(a)	13,772	258,914
WH Group Ltd.	1,608,000	895,236
Total		5,805,169
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 0.8%
Clorox Co. (The)(b)	1,803	298,613
Kimberly-Clark Corp.(b)	7,399	1,072,041
Procter & Gamble Co. (The)	5,021	785,184
Total		2,155,838
Tobacco 0.3%
Philip Morris International, Inc.	7,661	765,870
Total Consumer Staples		20,270,166
Energy 5.7%
Energy Equipment & Services 0.9%
Halliburton Co.(b)	27,334	895,189
Noble Corp PLC(a)	15,881	610,624
Schlumberger NV	19,210	948,014
Total		2,453,827
Oil, Gas & Consumable Fuels 4.8%
ARC Resources Ltd.	85,500	1,062,084
BP PLC, ADR	16,750	674,690
Canadian Natural Resources Ltd.	11,463	698,899
Cenovus Energy, Inc.	45,361	761,346
HF Sinclair Corp.(b)	21,025	927,413
Kosmos Energy Ltd.(a),(b)	50,863	325,523
Marathon Petroleum Corp.(b)	17,155	2,092,910
MEG Energy Corp.(a)	35,802	596,150
Peabody Energy Corp.(a)	20,708	497,406
Phillips 66(b)	12,042	1,192,158
Saras SpA(a)	231,136	298,834
Shell PLC, ADR	10,977	680,354
Texas Pacific Land Corp.(b)	229	338,382
TORM PLC	15,315	479,352
Valero Energy Corp.(b)	15,436	1,770,046
Total		12,395,547
Total Energy		14,849,374
Financials 12.2%
Banks 3.3%
Bank of America Corp.(b)	42,097	1,232,600
DBS Group Holdings Ltd.	6,200	153,202
East West Bancorp, Inc.(b)	8,522	440,502
Fifth Third Bancorp(b)	20,171	528,480

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Hana Financial Group, Inc.	5,461	171,605
Huntington Bancshares, Inc.(b)	58,429	654,405
ING Groep NV	22,373	277,476
JPMorgan Chase & Co.(b)	10,070	1,392,077
NatWest Group PLC	81,285	267,761
Nordea Bank Abp	43,435	482,531
Regions Financial Corp.	12,865	234,915
Truist Financial Corp.	15,922	518,739
UniCredit SpA	36,655	726,336
United Overseas Bank Ltd.	12,000	254,856
Wells Fargo & Co.	32,970	1,310,557
Total		8,646,042
Capital Markets 0.9%
Charles Schwab Corp. (The)	3,750	195,900
Goldman Sachs Group, Inc. (The)	875	300,510
Hargreaves Lansdown PLC	41,128	416,390
Partners Group Holding AG	1,111	1,078,485
S&P Global, Inc.(b)	382	138,506
UBS Group AG, Registered Shares	12,166	246,361
Total		2,376,152
Consumer Finance 0.3%
Discover Financial Services	3,956	409,327
SLM Corp.(b)	15,065	226,276
Synchrony Financial(b)	2,590	76,431
Total		712,034
Financial Services 5.0%
Berkshire Hathaway, Inc., Class B(a)	10,791	3,545,383
Fiserv, Inc.(a),(b)	37,041	4,523,447
FleetCor Technologies, Inc.(a)	3,426	732,890
Industrivarden AB, Class C	25,633	731,989
MasterCard, Inc., Class A(b)	3,686	1,400,791
Visa, Inc., Class A(b)	9,244	2,151,356
Total		13,085,856
Insurance 2.7%
Allstate Corp. (The)(b)	4,037	467,323
American International Group, Inc.(b)	2,768	146,815
Aon PLC, Class A	1,742	566,464
Arthur J Gallagher & Co.	1,795	373,468
Common Stocks (continued)
Issuer	Shares	Value ($)
Chubb Ltd.	1,731	348,900
Everest Re Group Ltd.	1,222	461,916
Fairfax Financial Holdings Ltd.	600	419,294
Hartford Financial Services Group, Inc. (The)(b)	2,043	145,033
MetLife, Inc.(b)	15,922	976,496
Prudential Financial, Inc.(b)	14,092	1,226,004
RenaissanceRe Holdings Ltd.	3,155	679,618
Sampo OYJ, Class A	8,786	445,581
White Mountains Insurance Group Ltd.	169	242,032
WR Berkley Corp.	7,413	436,774
Total		6,935,718
Total Financials		31,755,802
Health Care 13.5%
Biotechnology 2.9%
AbbVie, Inc.(b)	8,138	1,229,815
Amgen, Inc.	3,931	942,418
Arcturus Therapeutics Holdings, Inc.(a),(b)	4,537	120,775
Catalyst Pharmaceuticals, Inc.(a),(b)	21,626	344,286
Eagle Pharmaceuticals, Inc.(a),(b)	11,047	310,200
Gilead Sciences, Inc.(b)	19,795	1,627,347
Halozyme Therapeutics, Inc.(a),(b)	7,466	239,883
Incyte Corp.(a),(b)	7,168	533,371
Kiniksa Pharmaceuticals(a),(b)	27,381	294,346
United Therapeutics Corp.(a),(b)	2,772	637,920
Vertex Pharmaceuticals, Inc.(a),(b)	3,050	1,039,226
Vir Biotechnology, Inc.(a),(b)	4,063	102,184
Total		7,421,771
Health Care Equipment & Supplies 1.0%
Abbott Laboratories(b)	503	55,566
Boston Scientific Corp.(a)	4,730	246,528
Envista Holdings Corp.(a),(b)	8,128	312,847
IDEXX Laboratories, Inc.(a),(b)	837	411,938
Medtronic PLC	2,414	219,553
Stryker Corp.(b)	727	217,845
Zimmer Biomet Holdings, Inc.	8,681	1,201,798
Total		2,666,075

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023	13

Portfolio of Investments  (continued)
April 30, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 5.8%
Amedisys, Inc.(a)	846	67,934
AmerisourceBergen Corp.	455	75,917
Centene Corp.(a),(b)	12,338	850,458
Cigna Group (The)(b)	6,281	1,590,915
CVS Health Corp.(b)	13,079	958,821
Elevance Health, Inc.(b)	1,355	635,021
HCA Healthcare, Inc.	1,080	310,316
Humana, Inc.	4,801	2,546,883
Molina Healthcare, Inc.(a)	362	107,836
R1 RCM, Inc.(a)	12,226	190,603
UnitedHealth Group, Inc.(b)	15,882	7,815,373
Total		15,150,077
Life Sciences Tools & Services 1.1%
Avantor, Inc.(a),(b)	19,434	378,574
ICON PLC(a)	1,818	350,311
IQVIA Holdings, Inc.(a)	1,656	311,709
Mettler-Toledo International, Inc.(a),(b)	8	11,932
Sartorius Stedim Biotech	4,732	1,267,696
Sotera Health Co.(a)	11,051	185,325
Syneos Health, Inc.(a)	969	38,043
Thermo Fisher Scientific, Inc.	333	184,782
Total		2,728,372
Pharmaceuticals 2.7%
AstraZeneca PLC	2,962	435,897
Bristol-Myers Squibb Co.(b)	16,501	1,101,772
Harmony Biosciences Holdings, Inc.(a),(b)	21,802	702,896
Johnson & Johnson(b)	3,086	505,178
Merck & Co., Inc.	548	63,278
Nippon Shinyaku Co., Ltd.	10,000	457,287
Novo Nordisk A/S, Class B	12,010	1,997,918
Otsuka Holdings Co., Ltd.	9,600	326,599
Pfizer, Inc.	2,060	80,113
Roche Holding AG	1,188	402,021
Sanofi	5,342	575,698
Common Stocks (continued)
Issuer	Shares	Value ($)
SIGA Technologies, Inc.(b)	21,545	125,607
UCB SA	2,376	220,867
Total		6,995,131
Total Health Care		34,961,426
Industrials 11.2%
Aerospace & Defense 1.6%
Airbus Group SE	3,097	433,687
Axon Enterprise, Inc.(a),(b)	1,179	248,427
BWX Technologies, Inc.	8,283	534,916
Curtiss-Wright Corp.	2,145	364,285
Hexcel Corp.	5,775	416,262
Howmet Aerospace, Inc.(b)	15,229	674,493
Lockheed Martin Corp.(b)	2,010	933,545
Textron, Inc.	7,035	470,923
Total		4,076,538
Air Freight & Logistics 0.1%
United Parcel Service, Inc., Class B(b)	863	155,176
Building Products 0.8%
Advanced Drainage Systems, Inc.	1,538	131,837
Allegion PLC	3,901	430,983
Carlisle Companies, Inc.	1,664	359,174
Lennox International, Inc.	2,584	728,456
Masco Corp.	5,288	282,961
Resideo Technologies, Inc.(a),(b)	13,793	245,515
Total		2,178,926
Commercial Services & Supplies 0.9%
Brink’s Co. (The)	3,991	250,834
Clean Harbors, Inc.(a)	4,647	674,559
Copart, Inc.(a)	6,679	527,975
Ritchie Bros. Auctioneers, Inc.	200	11,443
Rollins, Inc.(b)	19,516	824,551
Total		2,289,362
Construction & Engineering 0.7%
ACS Actividades de Construccion y Servicios SA	23,361	803,207
Eiffage SA	3,582	426,344
Taisei Corp.	4,900	166,653
Valmont Industries, Inc.	1,322	384,120
Total		1,780,324

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 1.1%
Acuity Brands, Inc.	2,330	366,696
AMETEK, Inc.	4,484	618,478
Eaton Corp. PLC	2,894	483,645
Encore Wire Corp.(b)	931	145,543
Hubbell, Inc.(b)	1,979	532,984
nVent Electric PLC	12,143	509,156
Sensata Technologies Holding	4,158	180,665
Total		2,837,167
Industrial Conglomerates 0.3%
CK Hutchison Holdings Ltd.	53,500	357,670
Siemens AG, Registered Shares	3,052	503,068
Total		860,738
Machinery 3.1%
AGCO Corp.	2,067	256,184
Allison Transmission Holdings, Inc.	7,959	388,320
Andritz AG	6,549	425,330
Caterpillar, Inc.(b)	4,230	925,524
Daimler Truck Holding AG(a)	12,973	428,667
Deere & Co.	1,122	424,138
Dover Corp.	2,718	397,263
Fortive Corp.	8,261	521,187
Mitsubishi Heavy Industries Ltd.	24,100	913,878
Otis Worldwide Corp.	6,264	534,319
PACCAR, Inc.(b)	15,428	1,152,317
Parker-Hannifin Corp.	2,100	682,248
Volvo AB	6,272	132,817
Wabash National Corp.(b)	20,466	525,362
Westinghouse Air Brake Technologies Corp.(b)	4,684	457,486
Total		8,165,040
Marine Transportation 0.2%
AP Moller - Maersk A/S, Class A	313	559,391
Passenger Airlines 0.1%
Deutsche Lufthansa AG, Registered Shares(a)	30,306	325,787
Professional Services 1.7%
ASGN, Inc.(a)	4,970	355,802
BayCurrent Consulting, Inc.	29,100	1,011,516
Concentrix Corp.	3,815	368,186
Common Stocks (continued)
Issuer	Shares	Value ($)
FTI Consulting, Inc.(a),(b)	3,805	686,803
Leidos Holdings, Inc.	3,863	360,263
Science Applications International Corp.	7,659	781,448
SS&C Technologies Holdings, Inc.	8,948	523,816
TransUnion(b)	4,896	336,894
Total		4,424,728
Trading Companies & Distributors 0.5%
Ferguson PLC	2,931	412,744
Titan Machinery, Inc.(a),(b)	7,461	233,902
WESCO International, Inc.	3,795	546,480
Total		1,193,126
Transportation Infrastructure 0.1%
Grupo Aeroportuario del Pacifico SAB de CV	18,200	323,611
Total Industrials		29,169,914
Information Technology 13.1%
Communications Equipment 0.4%
Cisco Systems, Inc.(b)	18,190	859,478
Juniper Networks, Inc.	8,301	250,275
Total		1,109,753
Electronic Equipment, Instruments & Components 0.6%
Arrow Electronics, Inc.(a),(b)	2,129	243,622
Flex Ltd.(a),(b)	29,953	616,133
Jabil, Inc.(b)	10,061	786,267
Total		1,646,022
IT Services 1.2%
Accenture PLC, Class A(b)	2,517	705,490
Amdocs Ltd.	2,062	188,157
Capgemini SE	2,962	540,142
Cognizant Technology Solutions Corp., Class A	6,698	399,938
VeriSign, Inc.(a),(b)	6,585	1,460,553
Total		3,294,280
Semiconductors & Semiconductor Equipment 6.0%
Advanced Micro Devices, Inc.(a)	4,380	391,441
Applied Materials, Inc.	3,331	376,503
ASML Holding NV	545	345,864
Axcelis Technologies, Inc.(a),(b)	1,874	221,694
Broadcom, Inc.(b)	1,808	1,132,712
First Solar, Inc.(a),(b)	5,174	944,669

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023	15

Portfolio of Investments  (continued)
April 30, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
KLA Corp.	583	225,353
Lam Research Corp.	780	408,782
Lattice Semiconductor Corp.(a),(b)	2,031	161,871
Microchip Technology, Inc.(b)	14,616	1,066,822
Micron Technology, Inc.	5,547	357,005
NVIDIA Corp.(b)	11,516	3,195,575
NXP Semiconductors NV	20,580	3,369,769
QUALCOMM, Inc.(b)	2,743	320,382
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	32,560	2,744,808
Teradyne, Inc.	2,721	248,645
Total		15,511,895
Software 2.7%
Adobe, Inc.(a),(b)	3,610	1,362,992
Check Point Software Technologies Ltd.(a)	4,585	583,946
Constellation Software, Inc.	200	391,456
Dropbox, Inc., Class A(a),(b)	38,455	782,175
Fair Isaac Corp.(a),(b)	550	400,372
Gen Digital, Inc.(b)	16,541	292,279
Microsoft Corp.(b)	8,781	2,698,050
Oracle Corp.(b)	4,645	439,974
Total		6,951,244
Technology Hardware, Storage & Peripherals 2.2%
Apple, Inc.(b)	12,657	2,147,640
Dell Technologies, Inc.	12,241	532,361
NetApp, Inc.(b)	20,591	1,294,968
Seagate Technology Holdings PLC	27,550	1,619,113
Western Digital Corp.(a)	1,629	56,103
Total		5,650,185
Total Information Technology		34,163,379
Materials 3.0%
Chemicals 2.0%
Albemarle Corp.(b)	3,835	711,239
Corteva, Inc.(b)	14,536	888,440
DuPont de Nemours, Inc.(b)	6,531	455,341
EMS-Chemie Holding AG, Registered Shares	556	456,644
FMC Corp.	5,299	654,851
Olin Corp.	3,490	193,346
Common Stocks (continued)
Issuer	Shares	Value ($)
Solvay SA	14,542	1,745,311
Tosoh Corp.	4,700	62,794
Total		5,167,966
Construction Materials 0.0%
Holcim Ltd., Registered Shares(a)	129	8,523
Containers & Packaging 0.2%
Avery Dennison Corp.	2,350	410,028
Packaging Corp. of America	200	27,052
Total		437,080
Metals & Mining 0.8%
Glencore PLC	69,825	412,151
Norsk Hydro ASA	52,862	389,015
Pilbara Minerals Ltd.	141,125	401,672
Rio Tinto Ltd.	5,013	375,998
Steel Dynamics, Inc.(b)	5,837	606,756
Total		2,185,592
Total Materials		7,799,161
Real Estate 2.1%
Hotel & Resort REITs 0.1%
Host Hotels & Resorts, Inc.(b)	13,275	214,657
Industrial REITs 0.1%
Americold Realty Trust, Inc.(b)	10,221	302,439
Real Estate Management & Development 0.1%
Swire Pacific Ltd., Class A	45,500	361,185
Residential REITs 0.2%
Equity LifeStyle Properties, Inc.	3,085	212,556
Essex Property Trust, Inc.	1,679	368,927
Total		581,483
Retail REITs 0.7%
Link REIT (The)	237,800	1,555,424
Regency Centers Corp.(b)	3,951	242,710
Total		1,798,134

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialized REITs 0.9%
Lamar Advertising Co., Class A	4,128	436,247
Public Storage(b)	4,851	1,430,221
VICI Properties, Inc.	10,263	348,326
Total		2,214,794
Total Real Estate		5,472,692
Utilities 5.2%
Electric Utilities 4.2%
American Electric Power Co., Inc.(b)	2,957	273,286
Chubu Electric Power Co., Inc.	197,800	2,205,938
Elia Group SA/NV	1,058	145,073
Entergy Corp.	4,816	518,105
FirstEnergy Corp.	10,089	401,542
Kansai Electric Power Co., Inc. (The)	190,800	2,059,632
NextEra Energy, Inc.	15,034	1,152,055
NRG Energy, Inc.(b)	252	8,611
PG&E Corp.(a)	241,690	4,135,316
Total		10,899,558
Gas Utilities 0.3%
Naturgy Energy Group SA	16,049	499,706
Tokyo Gas Co., Ltd.	7,600	155,671
Total		655,377
Independent Power and Renewable Electricity Producers 0.4%
AES Corp. (The)	15,624	369,664
Brookfield Renewable Corp., Class A	14,100	471,128
Clearway Energy, Inc., Class A(b)	11,381	329,821
Total		1,170,613
Multi-Utilities 0.3%
CenterPoint Energy, Inc.	15,859	483,224
Consolidated Edison, Inc.(b)	2,359	232,291
Total		715,515
Total Utilities		13,441,063
Total Common Stocks (Cost $203,642,686)		225,040,410

Exchange-Traded Equity Funds 1.2%
	Shares	Value ($)
U.S. Large Cap 1.2%
SPDR S&P 500 ETF Trust	7,683	3,195,590
Total Exchange-Traded Equity Funds (Cost $3,112,637)		3,195,590

Preferred Stocks 0.1%
Issuer	Shares	Value ($)
Consumer Discretionary 0.1%
Automobiles 0.1%
BMW AG	1,717	182,508
Total Consumer Discretionary		182,508
Total Preferred Stocks (Cost $129,055)		182,508

Put Option Contracts Purchased 0.1%
Value ($)
(Cost $236,506)	100,820

Money Market Funds 12.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.046%(c),(d)	33,260,630	33,247,325
Total Money Market Funds (Cost $33,243,643)		33,247,325
Total Investments (Cost $240,364,527)		261,766,653

Investments in Securities Sold Short

Common Stocks (30.2)%
Issuer	Shares	Value ($)
Communication Services (1.2)%
Diversified Telecommunication Services (0.3)%
AT&T, Inc.	(14,661)	(259,060)
Proximus SADP	(7,948)	(67,753)
Telia Co. AB	(129,140)	(359,548)
Total		(686,361)
Entertainment (0.3)%
Lions Gate Entertainment Corp.(a)	(22,755)	(261,683)
Madison Square Garden Entertainment Corp.(a)	(2,363)	(76,254)
Roblox Corp. Class A(a)	(8,074)	(287,434)
Warner Music Group Corp., Class A	(5,407)	(164,751)
Total		(790,122)

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023	17

Portfolio of Investments  (continued)
April 30, 2023

Common Stocks (continued)
Issuer	Shares	Value ($)
Interactive Media & Services (0.3)%
Angi, Inc.(a)	(80,923)	(186,123)
Rumble, Inc.(a)	(6,685)	(53,213)
Snap, Inc.(a)	(59,493)	(518,184)
Total		(757,520)
Media (0.3)%
Clear Channel Outdoor Holdings, Inc.(a)	(126,403)	(160,532)
iHeartMedia, Inc., Class A(a)	(13,584)	(47,137)
ViacomCBS, Inc., Class B	(23,692)	(552,734)
Total		(760,403)
Total Communication Services		(2,994,406)
Consumer Discretionary (5.3)%
Auto Components (0.3)%
Nokian Renkaat OYJ	(40,770)	(397,196)
QuantumScape Corp.(a)	(58,254)	(407,778)
Total		(804,974)
Automobiles (0.4)%
Lucid Group, Inc.(a)	(80,619)	(640,115)
Rivian Automotive, Inc.(a)	(33,649)	(431,380)
Total		(1,071,495)
Broadline Retail (0.2)%
Etsy, Inc.(a)	(1,655)	(167,205)
Rakuten Group, Inc.	(85,800)	(427,966)
Total		(595,171)
Diversified Consumer Services (0.1)%
Pearson PLC	(16,468)	(183,220)
WW International, Inc.(a)	(26,178)	(218,586)
Total		(401,806)
Hotels, Restaurants & Leisure (1.7)%
Accor SA(a)	(5,702)	(202,290)
Carnival Corp.(a)	(27,262)	(251,083)
Cheesecake Factory, Inc. (The)	(5,409)	(182,229)
Chipotle Mexican Grill, Inc.(a)	(153)	(316,346)
Choice Hotels International, Inc.	(2,843)	(362,539)
Delivery Hero SE(a)	(25,930)	(1,036,453)
DoorDash, Inc., Class A(a)	(1,251)	(76,549)
Genius Sports Ltd.(a)	(16,530)	(61,326)
Golden Entertainment, Inc., ADR(a)	(3,940)	(166,110)

Common Stocks (continued)
Issuer	Shares	Value ($)
Hyatt Hotels Corp., Class A(a)	(2,258)	(258,089)
Krispy Kreme, Inc.	(8,704)	(133,868)
Life Time Group Holdings, Inc.(a)	(12,249)	(254,657)
Portillo’s, Inc., Class A(a)	(6,249)	(135,103)
Sabre Corp.(a)	(43,368)	(173,472)
Scientific Games Corp.(a)	(1,981)	(119,435)
Shake Shack, Inc., Class A(a)	(2,374)	(130,119)
Soho House & Co., Inc., Class A(a)	(22,864)	(149,302)
Wingstop, Inc.	(1,689)	(337,986)
Total		(4,346,956)
Household Durables (0.6)%
Electrolux AB, Class B	(6,428)	(96,967)
LGI Homes, Inc.(a)	(2,541)	(301,871)
Mohawk Industries, Inc.(a)	(11,945)	(1,264,976)
Total		(1,663,814)
Leisure Products (0.2)%
Acushnet Holdings Corp.	(5,378)	(269,599)
Mattel, Inc.(a)	(7,737)	(139,266)
Total		(408,865)
Specialty Retail (1.4)%
Dick’s Sporting Goods, Inc.	(3,480)	(504,635)
Five Below, Inc.(a)	(1,214)	(239,595)
Floor & Decor Holdings, Inc., Class A(a)	(3,517)	(349,379)
Home Depot, Inc. (The)	(4,710)	(1,415,543)
Lowe’s Companies, Inc.	(1,346)	(279,739)
Overstock.com, Inc.(a)	(17,966)	(365,788)
Revolve Group, Inc.(a)	(3,983)	(82,249)
RH(a)	(363)	(92,612)
Stitch Fix, Inc., Class A(a)	(13,661)	(46,584)
Wayfair, Inc., Class A(a)	(1,796)	(62,555)
Williams-Sonoma Inc	(774)	(93,685)
Total		(3,532,364)
Textiles, Apparel & Luxury Goods (0.4)%
Adidas AG	(5,495)	(967,702)
Lululemon Athletica, Inc.(a)	(169)	(64,208)
Total		(1,031,910)
Total Consumer Discretionary		(13,857,355)

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023

Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples (1.6)%
Beverages (0.2)%
Coca-Cola Bottlers Japan Holdings, Inc.	(24,200)	(260,785)
National Beverage Corp.(a)	(6,413)	(318,726)
Total		(579,511)
Consumer Staples Distribution & Retail (0.2)%
Walgreens Boots Alliance, Inc.	(11,883)	(418,876)
Food Products (0.6)%
B&G Foods, Inc.	(14,013)	(224,769)
Beyond Meat, Inc.(a)	(6,095)	(82,526)
Freshpet, Inc.(a)	(4,308)	(297,123)
Hormel Foods Corp.	(8,646)	(349,644)
Kagome Co., Ltd.	(4,900)	(119,015)
Kellogg Co.	(2,650)	(184,891)
McCormick & Co., Inc.	(3,692)	(324,342)
Total		(1,582,310)
Household Products (0.6)%
Central Garden & Pet Co., Class A(a)	(7,466)	(263,774)
Clorox Co. (The)	(1,540)	(255,055)
Kimberly-Clark Corp.	(4,237)	(613,899)
WD-40 Co.	(2,188)	(416,595)
Total		(1,549,323)
Personal Care Products (0.0)%
Euglena Co., Ltd.(a)	(8,700)	(56,984)
Total Consumer Staples		(4,187,004)
Energy (2.1)%
Energy Equipment & Services (0.0)%
Petrofac Ltd.(a)	(32,896)	(29,539)
Oil, Gas & Consumable Fuels (2.1)%
Callon Petroleum Co.(a)	(7,672)	(254,250)
Cameco Corp.	(28,000)	(769,827)
Capricorn Energy PLC(a)	(71,919)	(198,303)
Chesapeake Energy Corp.	(3,601)	(297,731)
Comstock Resources, Inc.	(25,588)	(294,262)
Denison Mines Corp.(a)	(27,200)	(29,913)
Energy Fuels, Inc.(a)	(85,700)	(487,058)
Gevo, Inc.(a)	(225,410)	(261,475)
Kinetik Holdings, Inc.	(3,732)	(114,946)

Common Stocks (continued)
Issuer	Shares	Value ($)
Matador Resources Co.	(5,366)	(263,095)
NexGen Energy Ltd.(a)	(165,400)	(643,361)
NextDecade Corp.(a)	(60,547)	(377,208)
Occidental Petroleum Corp.	(9,469)	(582,627)
Permian Resources Corp.	(19,094)	(199,532)
Tellurian, Inc.(a)	(205,633)	(291,999)
Vital Energy, Inc.(a)	(5,219)	(242,840)
Total		(5,308,427)
Total Energy		(5,337,966)
Financials (4.3)%
Banks (1.5)%
Bank of Hawaii Corp.	(7,344)	(355,670)
Commerce Bancshares, Inc.	(9,465)	(528,603)
Commonwealth Bank of Australia	(9,379)	(620,666)
Community Bank System, Inc.	(9,334)	(466,327)
Cullen/Frost Bankers, Inc.	(2,145)	(236,486)
CVB Financial Corp.	(4,016)	(60,120)
First Financial Bankshares, Inc.	(17,490)	(511,757)
Glacier Bancorp, Inc.	(9,651)	(320,703)
Hang Seng Bank Ltd.	(36,200)	(536,587)
United Bankshares, Inc.	(5,670)	(187,847)
Westamerica Bancorporation	(1,042)	(42,211)
Total		(3,866,977)
Capital Markets (0.8)%
Ashmore Group PLC	(118,312)	(362,650)
B. Riley Financial, Inc.	(12,990)	(409,185)
Coinbase Global, Inc., Class A(a)	(613)	(32,973)
Credit Suisse Group AG, Registered Shares	(151,146)	(136,008)
Deutsche Bank AG	(17,648)	(193,999)
Moody’s Corp.	(1,493)	(467,488)
T Rowe Price Group, Inc.	(4,966)	(557,831)
Total		(2,160,134)
Consumer Finance (0.3)%
Ally Financial, Inc.	(11,994)	(316,402)
Credit Acceptance Corp.(a)	(544)	(266,288)
SoFi Technologies, Inc.(a)	(37,105)	(231,164)
Total		(813,854)

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023	19

Portfolio of Investments  (continued)
April 30, 2023

Common Stocks (continued)
Issuer	Shares	Value ($)
Financial Services (0.5)%
Affirm Holdings, Inc.(a)	(3,848)	(37,941)
Kinnevik AB, Class B(a)	(4,334)	(71,199)
Rocket Cos, Inc., Class A(a)	(14,091)	(125,551)
Toast, Inc. Class A(a)	(50,525)	(919,555)
Total		(1,154,246)
Insurance (1.2)%
Aegon NV	(221,523)	(1,010,749)
Brown & Brown, Inc.	(2,512)	(161,748)
Cincinnati Financial Corp.	(2,226)	(236,935)
Erie Indemnity Co., Class A	(929)	(201,899)
Kinsale Capital Group, Inc.	(963)	(314,622)
Prudential PLC	(35,025)	(535,919)
RLI Corp.	(3,300)	(458,865)
Selective Insurance Group, Inc.	(1,223)	(117,812)
Trupanion, Inc.(a)	(2,026)	(71,133)
Total		(3,109,682)
Total Financials		(11,104,893)
Health Care (2.6)%
Biotechnology (0.7)%
Alnylam Pharmaceuticals, Inc.(a)	(3,700)	(737,040)
Argenx SE(a)	(1,218)	(469,841)
Ascendis Pharma A/S ADR(a)	(1,592)	(111,376)
Celldex Therapeutics, Inc.(a)	(2,912)	(91,553)
Idorsia Ltd.(a)	(8,322)	(80,428)
Karuna Therapeutics, Inc.(a)	(699)	(138,710)
Mirati Therapeutics, Inc.(a)	(1,175)	(52,064)
Myriad Genetics, Inc.(a)	(6,677)	(142,153)
Total		(1,823,165)
Health Care Equipment & Supplies (0.4)%
Ambu A/S(a)	(5,280)	(83,954)
Figs, Inc.(a)	(18,686)	(134,539)
Glaukos Corp.(a)	(2,613)	(124,144)
Neogen Corp.(a)	(10,759)	(185,270)
Novocure Ltd.(a)	(5,870)	(386,833)
Tandem Diabetes Care, Inc.(a)	(2,680)	(106,074)
Total		(1,020,814)

Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services (0.1)%
Guardant Health, Inc.(a)	(3,547)	(80,020)
ModivCare, Inc.(a)	(1,376)	(87,514)
Total		(167,534)
Health Care Technology (0.2)%
Definitive Healthcare Corp.(a)	(12,214)	(130,690)
Doximity, Inc., Class A(a)	(5,389)	(198,046)
GoodRx Holdings, Inc., Class A(a)	(27,750)	(129,592)
Teladoc Health, Inc.(a)	(7,069)	(187,541)
Total		(645,869)
Life Sciences Tools & Services (0.4)%
Oxford Nanopore Technologies PLC(a)	(28,353)	(81,808)
Waters Corp.(a)	(2,632)	(790,547)
West Pharmaceutical Services	(411)	(148,470)
Total		(1,020,825)
Pharmaceuticals (0.8)%
Cassava Sciences, Inc.(a)	(12,646)	(293,640)
Corcept Therapeutics, Inc.(a)	(5,658)	(127,475)
Eisai Co., Ltd.	(17,300)	(998,267)
Hikma Pharmaceuticals PLC	(1,395)	(32,309)
Intra-Cellular Therapies, Inc.(a)	(2,984)	(185,456)
Nippon Shinyaku Co., Ltd.	(2,700)	(123,467)
Revance Therapeutics, Inc.(a)	(3,942)	(125,474)
Ventyx Biosciences, Inc.(a)	(2,870)	(107,912)
Total		(1,994,000)
Total Health Care		(6,672,207)
Industrials (6.5)%
Aerospace & Defense (0.8)%
AeroVironment, Inc.(a)	(2,633)	(265,117)
Airbus Group SE	(2,531)	(354,427)
Boeing Co. (The)(a)	(4,638)	(959,046)
Kratos Defense & Security Solutions, Inc.(a)	(33,651)	(434,098)
Total		(2,012,688)
Air Freight & Logistics (0.5)%
FedEx Corp.	(3,598)	(819,553)
InPost SA(a)	(46,265)	(496,555)
Total		(1,316,108)

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023

Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products (0.9)%
Allegion PLC	(803)	(88,715)
AZEK Co., Inc. (The)(a)	(20,956)	(568,746)
Hayward Holdings, Inc.(a)	(33,687)	(405,592)
Johnson Controls International PLC	(6,591)	(394,405)
Masco Corp.	(18,315)	(980,036)
Total		(2,437,494)
Commercial Services & Supplies (0.1)%
Healthcare Services Group, Inc.	(10,484)	(163,655)
Construction & Engineering (0.4)%
Ameresco, Inc., Class A(a)	(5,669)	(235,830)
Ferrovial SA	(14,004)	(439,073)
WorleyParsons Ltd.	(28,976)	(291,136)
Total		(966,039)
Electrical Equipment (1.0)%
Array Technologies, Inc.(a)	(23,104)	(472,477)
Generac Holdings, Inc.(a)	(4,194)	(428,711)
Nidec Corp.	(4,700)	(232,566)
NuScale Power Corp.(a)	(19,273)	(170,952)
Plug Power, Inc.(a)	(80,416)	(726,156)
PowerCell Sweden AB(a)	(25,953)	(220,300)
Regal Rexnord Corp.	(2,957)	(384,883)
Vestas Wind Systems A/S(a)	(3,486)	(96,460)
Total		(2,732,505)
Ground Transportation (0.6)%
JB Hunt Transport Services, Inc.	(8,091)	(1,418,271)
U-Haul Holding Co.	(3,790)	(205,039)
Total		(1,623,310)
Industrial Conglomerates (0.3)%
General Electric Co.	(5,459)	(540,277)
Investment AB Latour, Class B	(6,584)	(142,555)
Total		(682,832)
Machinery (1.7)%
Husqvarna AB	(55,308)	(477,376)
Kennametal, Inc.	(15,204)	(394,696)
Makita Corp.	(15,600)	(440,087)
Oshkosh Corp.	(4,359)	(333,550)
Pentair PLC	(7,176)	(416,782)

Common Stocks (continued)
Issuer	Shares	Value ($)
Proto Labs, Inc.(a)	(7,014)	(201,793)
Stanley Black & Decker, Inc.	(21,323)	(1,841,028)
VAT Group AG	(1,037)	(365,843)
Total		(4,471,155)
Passenger Airlines (0.2)%
Joby Aviation, Inc.(a)	(121,700)	(526,961)
Total Industrials		(16,932,747)
Information Technology (3.2)%
Communications Equipment (0.0)%
Infinera Corp.(a)	(21,802)	(138,007)
Electronic Equipment, Instruments & Components (0.3)%
Cognex Corp.	(6,389)	(304,692)
Itron, Inc.(a)	(4,566)	(243,824)
Novanta, Inc.(a)	(1,976)	(302,012)
Total		(850,528)
Semiconductors & Semiconductor Equipment (1.1)%
Entegris, Inc.	(8,453)	(633,299)
GCL Technology Holdings Ltd.(a)	(1,519,000)	(381,407)
Micron Technology, Inc.	(15,448)	(994,233)
REC Silicon ASA(a)	(2,517)	(3,786)
Wolfspeed, Inc.(a)	(17,244)	(802,708)
Total		(2,815,433)
Software (1.2)%
Appfolio, Inc., Class A(a)	(2,606)	(363,850)
BlackBerry Ltd.(a)	(53,327)	(208,508)
Blackline, Inc.(a)	(5,301)	(295,319)
BrainChip Holdings Ltd.(a)	(1,373,946)	(371,928)
Ceridian HCM Holding, Inc.(a)	(2,473)	(156,986)
Guidewire Software, Inc.(a)	(4,631)	(352,836)
Jamf Holding Corp.(a)	(19,404)	(367,124)
Palantir Technologies, Inc., Class A(a)	(55,534)	(430,388)
Unity Software, Inc.(a)	(11,980)	(323,101)
Wisetech Global Ltd.	(6,422)	(294,164)
Total		(3,164,204)
Technology Hardware, Storage & Peripherals (0.6)%
Western Digital Corp.(a)	(41,987)	(1,446,032)
Total Information Technology		(8,414,204)

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023	21

Portfolio of Investments  (continued)
April 30, 2023

Common Stocks (continued)
Issuer	Shares	Value ($)
Materials (1.9)%
Chemicals (1.1)%
CF Industries Holdings, Inc.	(19,158)	(1,371,330)
Huntsman Corp.	(7,319)	(196,076)
JSR Corp.	(17,300)	(401,420)
Mitsui Chemicals, Inc.	(11,300)	(285,901)
Sherwin-Williams Co. (The)	(2,078)	(493,608)
Sociedad Quimica y Minera de Chile SA, ADR	(1,995)	(134,622)
Total		(2,882,957)
Construction Materials (0.0)%
Siam Cement PCL (The), NVDR	(13,200)	(121,629)
Containers & Packaging (0.1)%
Ball Corp.	(2,664)	(141,672)
Metals & Mining (0.7)%
Alcoa Corp.	(23,740)	(881,704)
Allkem Ltd.(a)	(43,627)	(358,287)
Filo Mining Corp.(a)	(10,500)	(174,683)
Kumba Iron Ore Ltd.	(8,256)	(200,759)
Leo Lithium Ltd.(a)	(112,261)	(39,428)
Southern Copper Corp.	(1,810)	(139,062)
Total		(1,793,923)
Total Materials		(4,940,181)
Real Estate (1.4)%
Diversified REITs (0.1)%
Nomura Real Estate Master Fund, Inc.	(171)	(200,088)
Industrial REITs (0.1)%
Rexford Industrial Realty, Inc.	(1,331)	(74,230)
Segro PLC	(18,801)	(197,935)
Total		(272,165)
Office REITs (0.6)%
Alexandria Real Estate Equities, Inc.	(1,178)	(146,284)
Boston Properties, Inc.	(14,295)	(762,781)
SL Green Realty Corp.	(8,750)	(207,113)
Vornado Realty Trust	(39,325)	(590,268)
Total		(1,706,446)

Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate Management & Development (0.2)%
Aroundtown SA	(9,073)	(12,361)
Howard Hughes Corp. (The)(a)	(3,774)	(291,995)
IWG PLC(a)	(8,218)	(17,551)
Zillow Group, Inc., Class C(a)	(3,585)	(156,091)
Total		(477,998)
Residential REITs (0.2)%
AvalonBay Communities, Inc.	(1,379)	(248,730)
Camden Property Trust	(1,497)	(164,745)
Mid-America Apartment Communities, Inc.	(1,357)	(208,707)
Total		(622,182)
Retail REITs (0.1)%
Unibail-Rodamco-Westfield(a)	(3,110)	(166,777)
Specialized REITs (0.1)%
Digital Realty Trust, Inc.	(2,173)	(215,453)
Total Real Estate		(3,661,109)
Utilities (0.1)%
Electric Utilities (0.1)%
Avangrid, Inc.	(8,705)	(350,463)
Total Utilities		(350,463)
Total Common Stocks (Proceeds $84,817,354)		(78,452,535)
Total Investments in Securities Sold Short (Proceeds $84,817,354)		(78,452,535)
Total Investments in Securities, Net of Securities Sold Short		183,314,118
Other Assets & Liabilities, Net		76,448,881
Net Assets		259,762,999

At April 30, 2023, securities and/or cash totaling $155,221,964 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Investments in derivatives
Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
NASDAQ 100 Index	Citi	USD	13,245,990	10	11,800.00	06/16/2023	154,419	65,450
S&P 500 Index	Citi	USD	3,752,532	9	4,000.00	06/16/2023	82,087	35,370
Total							236,506	100,820

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Allstate Corp.	Morgan Stanley	USD	(231,520)	(20)	120.00	5/19/2023	(4,763)	(3,150)
AutoZone, Inc.	Morgan Stanley	USD	(266,331)	(1)	2,750.00	5/19/2023	(2,609)	(1,470)
Canadian Natural Resources Ltd.	Morgan Stanley	USD	(524,342)	(86)	55.00	6/16/2023	(62,734)	(59,770)
Restaurant Brands International, Inc.	Morgan Stanley	USD	(385,715)	(55)	70.00	5/19/2023	(6,104)	(9,900)
Total							(76,210)	(74,290)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Revolve Group, Inc.	Morgan Stanley	USD	(16,520)	(8)	20.00	05/19/2023	(816)	(1,020)
Revolve Group, Inc.	Morgan Stanley	USD	(16,520)	(8)	22.50	05/19/2023	(1,656)	(2,120)
Total							(2,472)	(3,140)

Total return swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Samsung Electronics Co., Ltd.	1-Day Overnight Fed Funds Effective Rate plus 0.800%	Monthly	Macquarie	09/19/2023	USD	179,291	(1,960)	430	—	—	—	(1,530)

Reference index and values for swap contracts as of period end
Reference index		Reference rate
1-Day Overnight Fed Funds Effective Rate	Overnight Federal Funds Effective Rate	4.830%
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with investments sold short and/or derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at April 30, 2023.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended April 30, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.046%
	42,562,256	358,579,883	(367,895,143)	329	33,247,325	(5,074)	1,062,787	33,260,630
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023	23

Portfolio of Investments  (continued)
April 30, 2023
Abbreviation Legend
ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	7,517,660	1,600,145	—	9,117,805
Consumer Discretionary	19,944,142	4,095,486	—	24,039,628
Consumer Staples	17,971,126	2,299,040	—	20,270,166
Energy	14,071,188	778,186	—	14,849,374
Financials	26,749,590	5,006,212	—	31,755,802
Health Care	29,277,443	5,683,983	—	34,961,426
Industrials	22,681,899	6,488,015	—	29,169,914
Information Technology	33,277,373	886,006	—	34,163,379
Materials	3,947,053	3,852,108	—	7,799,161
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Real Estate	3,556,083	1,916,609	—	5,472,692
Utilities	8,375,043	5,066,020	—	13,441,063
Total Common Stocks	187,368,600	37,671,810	—	225,040,410
Exchange-Traded Equity Funds	3,195,590	—	—	3,195,590
Preferred Stocks
Consumer Discretionary	—	182,508	—	182,508
Total Preferred Stocks	—	182,508	—	182,508
Put Option Contracts Purchased	100,820	—	—	100,820
Money Market Funds	33,247,325	—	—	33,247,325
Total Investments in Securities	223,912,335	37,854,318	—	261,766,653
Investments in Securities Sold Short
Common Stocks
Communication Services	(2,567,105)	(427,301)	—	(2,994,406)
Consumer Discretionary	(10,545,561)	(3,311,794)	—	(13,857,355)
Consumer Staples	(3,750,220)	(436,784)	—	(4,187,004)
Energy	(5,110,124)	(227,842)	—	(5,337,966)
Financials	(7,637,116)	(3,467,777)	—	(11,104,893)
Health Care	(4,802,133)	(1,870,074)	—	(6,672,207)
Industrials	(13,376,369)	(3,556,378)	—	(16,932,747)
Information Technology	(7,362,919)	(1,051,285)	—	(8,414,204)
Materials	(3,532,757)	(1,407,424)	—	(4,940,181)
Real Estate	(3,066,397)	(594,712)	—	(3,661,109)
Utilities	(350,463)	—	—	(350,463)
Total Common Stocks	(62,101,164)	(16,351,371)	—	(78,452,535)
Total Investments in Securities Sold Short	(62,101,164)	(16,351,371)	—	(78,452,535)
Total Investments in Securities, Net of Securities Sold Short	161,811,171	21,502,947	—	183,314,118
Investments in Derivatives
Liability
Call Option Contracts Written	(74,290)	—	—	(74,290)
Put Option Contracts Written	(3,140)	—	—	(3,140)
Swap Contracts	—	(1,530)	—	(1,530)
Total	161,733,741	21,501,417	—	183,235,158
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023	25

Statement of Assets and Liabilities
April 30, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $206,884,378)	$228,418,508
Affiliated issuers (cost $33,243,643)	33,247,325
Option contracts purchased (cost $236,506)	100,820
Cash collateral held at broker for:
Swap contracts	60,000
Securities sold short	82,688,690
Receivable for:
Investments sold	1,106,896
Capital shares sold	295,353
Dividends	374,592
Interest	173,401
Foreign tax reclaims	301,445
Expense reimbursement due from Investment Manager	2,341
Prepaid expenses	2,260
Trustees’ deferred compensation plan	36,456
Total assets	346,808,087
Liabilities
Securities sold short, at value (proceeds $84,817,354)	78,452,535
Option contracts written, at value (premiums received $78,682)	77,430
Due to custodian	1,976
Foreign currency (cost $6,999)	7,063
Unrealized depreciation on swap contracts	1,530
Payable for:
Investments purchased	7,726,352
Capital shares purchased	359,129
Dividends and interest on securities sold short	79,922
Management services fees	11,356
Transfer agent fees	44,355
Compensation of board members	14,999
Other expenses	231,985
Trustees’ deferred compensation plan	36,456
Total liabilities	87,045,088
Net assets applicable to outstanding capital stock	$259,762,999
Represented by
Paid in capital	249,228,323
Total distributable earnings (loss)	10,534,676
Total - representing net assets applicable to outstanding capital stock	$259,762,999
Institutional Class
Net assets	$259,762,999
Shares outstanding	40,492,136
Net asset value per share	$6.42
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023

Statement of Operations
Year Ended April 30, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$5,393,849
Dividends — affiliated issuers	1,062,787
Interest	1,545,065
Interfund lending	1,945
Foreign taxes withheld	(242,011)
Total income	7,761,635
Expenses:
Management services fees	4,179,165
Transfer agent fees
Institutional Class	584,508
Compensation of board members	18,409
Custodian fees	387,250
Printing and postage fees	73,293
Registration fees	43,530
Accounting services fees	83,996
Legal fees	16,077
Dividends and interest on securities sold short	1,338,908
Interest on interfund lending	27
Compensation of chief compliance officer	51
Other	108,643
Total expenses	6,833,857
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(688,882)
Total net expenses	6,144,975
Net investment income	1,616,660
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(11,649,837)
Investments — affiliated issuers	(5,074)
Foreign currency translations	(1,007,325)
Option contracts purchased	(59,877)
Option contracts written	154,222
Securities sold short	6,562,210
Swap contracts	142
Net realized loss	(6,005,539)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	4,030,972
Investments — affiliated issuers	329
Foreign currency translations	760,790
Option contracts purchased	(135,686)
Option contracts written	1,252
Securities sold short	(9,288,658)
Swap contracts	(26,652)
Net change in unrealized appreciation (depreciation)	(4,657,653)
Net realized and unrealized loss	(10,663,192)
Net decrease in net assets resulting from operations	$(9,046,532)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023	27

Statement of Changes in Net Assets
	Year Ended April 30, 2023	Year Ended April 30, 2022
Operations
Net investment income (loss)	$1,616,660	$(2,699,534)
Net realized gain (loss)	(6,005,539)	43,103,719
Net change in unrealized appreciation (depreciation)	(4,657,653)	(11,258,958)
Net increase (decrease) in net assets resulting from operations	(9,046,532)	29,145,227
Distributions to shareholders
Net investment income and net realized gains
Institutional Class	(27,498,020)	(19,622,766)
Total distributions to shareholders	(27,498,020)	(19,622,766)
Increase (decrease) in net assets from capital stock activity	29,607,127	(21,172,260)
Total decrease in net assets	(6,937,425)	(11,649,799)
Net assets at beginning of year	266,700,424	278,350,223
Net assets at end of year	$259,762,999	$266,700,424

	Year Ended		Year Ended
	April 30, 2023		April 30, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Institutional Class
Subscriptions	10,452,906	73,487,604	7,824,223	58,217,586
Distributions reinvested	4,198,171	27,498,020	2,767,668	19,622,766
Redemptions	(10,094,867)	(71,378,497)	(13,156,101)	(99,012,612)
Net increase (decrease)	4,556,210	29,607,127	(2,564,210)	(21,172,260)
Total net increase (decrease)	4,556,210	29,607,127	(2,564,210)	(21,172,260)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Institutional Class	Year Ended April 30,
	2023	2022	2021	2020	2019
Per share data
Net asset value, beginning of period	$7.42	$7.23	$6.00	$6.78	$10.82
Income (loss) from investment operations:
Net investment income (loss)	0.04	(0.07)	(0.08)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	(0.28)	0.80	1.31	(0.72)	(0.80)
Total from investment operations	(0.24)	0.73	1.23	(0.73)	(0.81)
Distributions to shareholders
Distributions from net investment income	(0.15)	(0.08)	—	—	(0.06)
Distributions from net realized gains	(0.61)	(0.46)	—	(0.05)	(3.17)
Total distributions to shareholders	(0.76)	(0.54)	—	(0.05)	(3.23)
Net asset value, end of period	$6.42	$7.42	$7.23	$6.00	$6.78
Total return	(3.44%)	10.42%	20.50%	(10.81%)	(5.65%)
Ratios to average net assets
Total gross expenses(a)	2.62%(b),(c)	2.61%(b),(c),(d)	2.90%(b),(c),(d)	2.31%(b),(d)	2.16%(b),(c),(d)
Total net expenses(a),(e)	2.35%(b),(c)	2.43%(b),(c),(d)	2.71%(b),(c),(d)	2.19%(b),(d)	2.12%(b),(c),(d)
Net investment income (loss)	0.62%	(1.00%)	(1.31%)	(0.14%)	(0.11%)
Supplemental data
Net assets, end of period (in thousands)	$259,763	$266,700	$278,350	$221,159	$251,976
Portfolio turnover	399%	323%	254%	197%	146%(f)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by:

Class	4/30/2023	4/30/2022	4/30/2021	4/30/2020	4/30/2019
Institutional Class	0.51%	0.59%	0.87%	0.32%	0.19%

(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(f)	The rate for the year ended April 30, 2019, as disclosed in the April 30, 2020 and 2019 financial statements was calculated and presented incorrectly and has been corrected.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023	29

Notes to Financial Statements
April 30, 2023
Note 1. Organization
Multi-Manager Directional Alternative Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers the share class listed in the Statement of Assets and Liabilities which is not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
30	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023	31

Notes to Financial Statements  (continued)
April 30, 2023
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to decrease the Fund’s exposure to equity risk, to increase return on investments and to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
32	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or CCP, as applicable, may not fulfill its obligation under the contract.
Total return swap contracts
The Fund entered into total return swap contracts to manage long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.
Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. Total return swap contracts are subject to the risk that the counterparty may not fulfill its obligations under the contract. This risk is offset by the daily exchange of variation margin with the swap counterparty.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023	33

Notes to Financial Statements  (continued)
April 30, 2023
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Investments, at value — Option contracts purchased	100,820

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Option contracts written, at value	77,430
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	1,530*
Total		78,960

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Equity risk	(59,877)	154,222	142	94,487

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Equity risk	(135,686)	1,252	(26,652)	(161,086)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2023:
Derivative instrument	Average value ($)
Option contracts purchased	19,182*
Option contracts written	(50,205)**

Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Total return swap contracts	9,591	(383)

*	Based on the ending daily outstanding amounts for the year ended April 30, 2023.
**	Based on the ending quarterly outstanding amounts for the year ended April 30, 2023.
Short sales
The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. Securities pledged as collateral are designated in the Portfolio of Investments. In addition, the collateral is recorded as cash collateral held at broker in the Statement of Assets and Liabilities. The Fund can purchase the
34	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security and may receive rebate income from the investment of collateral. The net amount of income or fees is included in "Interest income" (for net income received) or “Dividends and interest on securities sold short” (for net expense) in the Statement of Operations. A short position is reported as a liability at fair value in the Statement of Assets and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of April 30, 2023:
	Citi ($)	JPMorgan ($)	Macquarie ($)	Morgan Stanley ($)	Total ($)
Assets
Put option contracts purchased	100,820	-	-	-	100,820
Total assets	100,820	-	-	-	100,820
Liabilities
Call option contracts written	-	-	-	74,290	74,290
Put option contracts written	-	-	-	3,140	3,140
OTC total return swap contracts (a)	-	-	1,530	-	1,530
Securities borrowed	13,395,670	4,223,012	-	60,833,853	78,452,535
Total liabilities	13,395,670	4,223,012	1,530	60,911,283	78,531,495
Total financial and derivative net assets	(13,294,850)	(4,223,012)	(1,530)	(60,911,283)	(78,430,675)
Total collateral received (pledged) (b)	(13,294,850)	(4,223,012)	(1,530)	(60,911,283)	(78,430,675)
Net amount (c)	-	-	-	-	-

(a)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023	35

Notes to Financial Statements  (continued)
April 30, 2023
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
36	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is equal to 1.60% of the Fund’s daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Allspring Global Investments, LLC, Boston Partners Global Investors, Inc. and J.P. Morgan Investment Management Inc., each of which subadvises a portion of the assets of the Fund.  New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023	37

Notes to Financial Statements  (continued)
April 30, 2023
For the year ended April 30, 2023, the Fund’s effective transfer agency fee rate as a percentage of average daily net assets was as follows:
Effective rate (%)
Institutional Class	0.22
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through August 31, 2023
Institutional Class	1.84%
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, derivative investments, swap investments, passive foreign investment company (pfic) holdings, tax straddles, constructive sales of appreciated financial positions, capital loss carryforwards, trustees’ deferred compensation, non-deductible expenses, distribution reclassifications and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(613,694)	613,693	1
38	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2023			Year Ended April 30, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
15,634,193	11,863,827	27,498,020	2,950,230	16,672,536	19,622,766
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
938,228	—	(7,018,378)	16,746,141
At April 30, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
166,489,017	25,676,220	(8,930,079)	16,746,141
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended April 30, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(7,018,378)	—	(7,018,378)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,264,393,277 and $1,247,569,939, respectively, for the year ended April 30, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition,
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023	39

Notes to Financial Statements  (continued)
April 30, 2023
the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended April 30, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	200,000	4.85	1
Lender	2,375,000	4.32	8
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at April 30, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended April 30, 2023.
Note 9. Significant risks
Alternative strategies investment risk
An investment in alternative investment strategies (Alternative Strategies) involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Fund may lose money.
40	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
Foreign currency risk
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At April 30, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Short selling risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023	41

Notes to Financial Statements  (continued)
April 30, 2023
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
42	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager Directional Alternative Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager Directional Alternative Strategies Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2023, the related statement of operations for the year ended April 30, 2023, the statement of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2023 and the financial highlights for each of the five years in the period ended April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023	43

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends
4.45%	2.85%	0.08%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	174	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
44	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	174	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	174	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	172	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023	45

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	172	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	174	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	174	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	174	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	172	None
46	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	172	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	174	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	172	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023	47

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	174	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	174	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
48	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of North America Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023	49

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022, through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
50	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2023

[THIS PAGE INTENTIONALLY LEFT BLANK]

Multi-Manager Directional Alternative Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN284_04_N01_(06/23)

Annual Report
April 30, 2023
Columbia Total Return Bond Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Total Return Bond Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Total Return Bond Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
Portfolio management
Jason Callan
Lead Portfolio Manager
Managed Fund since 2016
Gene Tannuzzo, CFA
Portfolio Manager
Managed Fund since 2017
Alex Christensen, CFA
Portfolio Manager
Managed Fund since 2021
Average annual total returns (%) (for the period ended April 30, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/31/00	-3.27	1.34	1.46
	Including sales charges		-6.18	0.73	1.16
Advisor Class		11/08/12	-3.04	1.59	1.71
Class C	Excluding sales charges	02/01/02	-3.99	0.58	0.73
	Including sales charges		-4.92	0.58	0.73
Institutional Class		12/05/78	-3.02	1.58	1.72
Institutional 2 Class		11/08/12	-2.96	1.67	1.78
Institutional 3 Class		11/08/12	-2.90	1.71	1.84
Class R		01/23/06	-3.54	1.09	1.21
Bloomberg U.S. Aggregate Bond Index			-0.43	1.18	1.32
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility.  Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Total Return Bond Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (April 30, 2013 — April 30, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Total Return Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2023)
Asset-Backed Securities — Non-Agency	10.2
Call Option Contracts Purchased	0.2
Commercial Mortgage-Backed Securities - Agency	0.2
Commercial Mortgage-Backed Securities - Non-Agency	3.4
Common Stocks	0.0(a)
Convertible Bonds	0.0(a)
Corporate Bonds & Notes	22.6
Foreign Government Obligations	2.1
Money Market Funds	6.3
Residential Mortgage-Backed Securities - Agency	30.2
Residential Mortgage-Backed Securities - Non-Agency	23.1
Senior Loans	0.1
U.S. Treasury Obligations	1.6
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including option contracts purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at April 30, 2023)
AAA rating	37.6
AA rating	3.4
A rating	13.8
BBB rating	18.2
BB rating	9.5
B rating	6.3
CCC rating	1.3
CC rating	0.0(a)
Not rated	9.9
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Total Return Bond Fund | Annual Report 2023

Fund at a Glance   (continued)
(Unaudited)
Market exposure through derivatives investments (% of notional exposure) (at April 30, 2023)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	144.2	(43.9)	100.3
Foreign Currency Derivative Contracts	—	(0.3)	(0.3)
Total Notional Market Value of Derivative Contracts	144.2	(44.2)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.
Columbia Total Return Bond Fund | Annual Report 2023	5

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended April 30, 2023, Class A shares of Columbia Total Return Bond Fund returned -3.27% excluding sales charges. The Fund underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -0.43% for the same period.
Market overview
Fixed-income returns were muted for the 12-month period that ended April 30, 2023, as U.S. Treasury yields finished the period higher and credit spreads ended the period wider. Entering the period, geopolitical developments weighed heavily on risk sentiment, including Russia’s ongoing war against Ukraine and the shuttering of China’s economy in conjunction with the government’s zero-COVID-19 policy. At the same time, policymakers were confronted with historically high inflation with U.S. consumer price inflation peaking at over 9% in June 2022. With the market concerned over whether the U.S. Federal Reserve’s (Fed) response to inflation would plunge the economy into recession, returns for credit sensitive assets turned deeply negative.
The Fed aggressively hiked its benchmark overnight lending rate between May and December 2022, bringing the federal funds target rate to a range of 4.25% to 4.50% at the end of 2022, versus 0% to 0.25% at the beginning of 2022. U.S. Treasury yields moved sharply higher in response, and the yield curve became inverted as the market anticipated recession.
Entering 2023, risk assets rallied amid growing optimism that the Fed was coming to the end of its rate hiking cycle. On February 1, the Fed implemented a modest 25 basis point rate increase, bringing the federal funds target rate to a range of 4.50% to 4.75%. (A basis point is 1/100 of a percent.) In March, the failure of two U.S. banks and the collapse of European giant Credit Suisse raised fears of a financial crisis, leading the market to anticipate Fed rate cuts over the second half of 2023. The prospect of easier monetary policy and a flight to safety spurred by banking concerns led U.S. Treasury yields lower, enabling bonds to recover some of their earlier losses.
At its March 2023 meeting, the Fed went forward with another incremental quarter-point increase, leaving the federal funds target rate at 4.75% to 5.0%. The increase was largely received by financial markets as an indication that the central bank believed the financial system remained sound overall. The yield on the 10-year Treasury note ended April at 3.44% versus 2.89% 12 months earlier.
The Fund’s notable detractors during the period
•	The Fund’s underperformance relative to the benchmark was largely the result of its positioning with respect to interest rates. Specifically, the Fund had an above-benchmark stance with respect to duration and corresponding interest rate sensitivity as U.S. Treasury yields moved higher for much of the period.
•	The Fund’s positioning along the yield curve also detracted.
•	Moreover, as rates moved higher, performance for the Fund’s mortgage-backed security holdings suffered as prepayments ground to a halt and durations extended for these issues at a time when investors were seeking to reduce interest rate risk.
•	Sector allocation also detracted from relative performance, most notably out-of-benchmark exposure to below-investment-grade, high-yield corporate bonds.
•	In terms of selection, a tilt toward single-asset, single-borrower issues within commercial mortgage-backed securities detracted, along with holdings within government-related issues.
The Fund’s notable contributors during the period
•	Security selection led positive contributions to the Fund’s performance relative to the benchmark.
•	Most notably, within financials, the Fund favored the large, global systemically important banks subject to the most rigorous capital requirements while avoiding the regional and second-tier banks that were most negatively impacted by fears of a banking crisis.
•	Selection within agency and non-agency mortgage-backed securities also proved additive.
6	Columbia Total Return Bond Fund | Annual Report 2023

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Derivative usage
We invested in highly-liquid, widely traded U.S. Treasury futures and interest rate swap contracts to help manage portfolio duration. These enable us to efficiently implement our yield curve opinions and offset unintended yield curve impacts from other investments in the portfolio. We also used indexed exposure to credit default swaps to manage the Fund’s overall level of credit risk. On a standalone basis, the Fund’s use of derivatives had a negative impact on Fund performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund.  See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Total Return Bond Fund | Annual Report 2023	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2022 — April 30, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,087.90	1,020.84	3.84	3.72	0.75
Advisor Class	1,000.00	1,000.00	1,089.40	1,022.07	2.56	2.48	0.50
Class C	1,000.00	1,000.00	1,083.90	1,017.16	7.66	7.42	1.50
Institutional Class	1,000.00	1,000.00	1,089.60	1,022.07	2.56	2.48	0.50
Institutional 2 Class	1,000.00	1,000.00	1,089.80	1,022.46	2.15	2.08	0.42
Institutional 3 Class	1,000.00	1,000.00	1,089.90	1,022.71	1.90	1.84	0.37
Class R	1,000.00	1,000.00	1,086.60	1,019.62	5.12	4.95	1.00
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia Total Return Bond Fund | Annual Report 2023

Portfolio of Investments
April 30, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 12.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Affirm Asset Securitization Trust(a),(b)
Series 2023-A Class 1A
01/18/2028	6.610%	7,000,000	6,982,500
Affirm Asset Securitization Trust(a)
Series 2023-A Class A
01/18/2028	6.610%	7,950,000	7,887,032
Ares LVIII CLO Ltd.(a),(c)
Series 2020-58A Class DR
3-month Term SOFR + 3.200% Floor 3.200% 01/15/2035	8.186%	5,000,000	4,470,190
Ares XLVI CLO Ltd.(a),(c)
Series 2017-46A Class B1
3-month USD LIBOR + 1.350% Floor 1.350% 01/15/2030	6.610%	7,780,000	7,564,089
Atrium XIII(a),(c)
Series 2013A Class B
3-month USD LIBOR + 1.500% Floor 1.500% 11/21/2030	6.773%	2,250,000	2,196,792
Bain Capital Credit CLO Ltd.(a),(c)
Series 2020-3A Class DR
3-month USD LIBOR + 3.250% Floor 3.250% 10/23/2034	8.523%	8,250,000	7,513,605
Series 2020-4A Class D
3-month USD LIBOR + 4.250% Floor 4.250% 10/20/2033	9.500%	3,750,000	3,546,499
Carlyle Group LP(a),(c)
Series 2017-5A Class A2
3-month USD LIBOR + 1.400% 01/20/2030	6.650%	3,810,000	3,672,444
Carlyle US CLO Ltd.(a),(c)
Series 2019-3R Class CR
3-month USD LIBOR + 3.200% Floor 3.200% 10/20/2032	8.450%	13,400,000	12,555,746
Cent CLO Ltd.(a),(c)
Series 2018-C17A Class A2R
3-month USD LIBOR + 1.600% Floor 1.600% 04/30/2031	6.402%	9,300,000	9,063,222
Dryden CLO Ltd.(a),(c)
Series 2018-57A Class B
3-month USD LIBOR + 1.350% Floor 1.350% 05/15/2031	6.214%	7,000,000	6,772,360
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DT Auto Owner Trust(a)
Series 2023-2A Class A
04/15/2027	5.880%	27,000,000	27,023,795
Exeter Automobile Receivables Trust(a)
Subordinated Series 2021-2A Class E
07/17/2028	2.900%	6,000,000	5,383,073
Goldentree Loan Opportunities XI Ltd.(a),(c)
Series 2015-11A Class BR2
3-month USD LIBOR + 1.350% 01/18/2031	6.612%	5,000,000	4,903,865
LendingPoint Asset Securitization Trust(a)
Subordinated Series 2022-A Class C
06/15/2029	2.820%	4,020,000	3,819,933
LP LMS Asset Securitization Trust(a)
Series 2021-2A Class A
01/15/2029	1.750%	3,393,088	3,301,573
Lucali CLO Ltd.(a),(c)
Series 2020-1A Class D
3-month USD LIBOR + 3.600% Floor 3.600% 01/15/2033	8.860%	5,000,000	4,721,410
Madison Park Funding XLVII Ltd.(a),(c)
Series 2020-47A Class D
3-month USD LIBOR + 4.100% Floor 4.000% 01/19/2034	9.265%	6,800,000	6,588,064
Madison Park Funding XXVII Ltd.(a),(c)
Series 2018-27A Class A2
3-month USD LIBOR + 1.350% 04/20/2030	6.600%	14,000,000	13,633,088
Marlette Funding Trust(a)
Series 2020-2A Class D
09/16/2030	4.650%	1,485,331	1,459,821
Series 2021-1A Class B
06/16/2031	1.000%	679,452	675,836
Marlette Funding Trust(a),(d)
Series 2023-2A Class A
06/15/2033	6.040%	13,000,000	13,020,371
Netcredit Combined Receivables LLC(a),(b)
Series 2023-A Class A
12/20/2027	7.780%	9,894,184	9,795,242
Octagon 55 Ltd.(a),(c)
Series 2021-1A Class D
3-month USD LIBOR + 3.100% Floor 3.100% 07/20/2034	8.350%	8,750,000	8,188,801
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
April 30, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Octagon Investment Partners 35 Ltd.(a),(c)
Series 2018-1A Class A2
3-month USD LIBOR + 1.400% Floor 1.400% 01/20/2031	6.650%	9,350,000	9,082,038
Oportun Issuance Trust(a)
Series 2021-B Class A
05/08/2031	1.470%	15,100,000	13,708,940
Subordinated Series 2021-B Class B
05/08/2031	1.960%	3,100,000	2,706,059
OZLM Funding IV Ltd.(a),(c)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% Floor 7.250% 10/22/2030	12.523%	1,000,000	849,615
Pagaya AI Debt Selection Trust(a)
Series 2021-2 Class NOTE
01/25/2029	3.000%	4,115,706	3,894,013
Series 2021-5 Class A
08/15/2029	1.530%	4,594,929	4,486,814
Series 2021-HG1 Class A
01/16/2029	1.220%	2,904,001	2,760,517
Subordinated Series 2021-3 Class B
05/15/2029	1.740%	6,199,662	5,788,242
Subordinated Series 2021-5 Class B
08/15/2029	2.630%	9,248,910	8,504,491
Subordinated Series 2021-HG1 Class B
01/16/2029	1.820%	671,894	643,895
Pagaya AI Debt Trust(a)
Series 2022-2 Class A
01/15/2030	4.970%	4,590,666	4,518,036
Series 2023-1 Class A
07/15/2030	7.556%	11,885,584	11,872,225
Series 2023-3 Class A
12/16/2030	7.600%	19,400,000	19,521,941
Subordinated Series 2022-1 Class B
10/15/2029	3.344%	10,598,598	9,681,200
PAGAYA AI Debt Trust(a)
Subordinated Series 2022-3 Class B
03/15/2030	8.050%	6,999,321	6,864,002
Palmer Square Loan Funding Ltd.(a),(c)
Series 2021-4A Class B
3-month USD LIBOR + 1.750% Floor 1.750% 10/15/2029	7.010%	15,000,000	14,175,015
Prosper Pass-Through Trust(a),(b)
Series 2019-ST2 Class A
11/15/2025	3.750%	81,162	81,162
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Research-Driven Pagaya Motor Asset Trust IV(a)
Series 2021-2A Class A
03/25/2030	2.650%	4,662,083	4,143,797
Stewart Park CLO Ltd.(a),(c)
Series 2017-1A Class BR
3-month USD LIBOR + 1.370% Floor 1.370% 01/15/2030	6.630%	5,828,571	5,655,276
Theorem Funding Trust(a)
Series 2022-3A Class A
04/15/2029	7.600%	11,588,520	11,666,508
Series 2023-1A Class A
04/15/2029	7.580%	8,000,000	8,005,141
Upstart Pass-Through Trust(a)
Series 2020-ST6 Class A
01/20/2027	3.000%	1,480,972	1,440,521
Series 2021-ST10 Class A
01/20/2030	2.250%	4,096,257	3,902,881
Series 2021-ST4 Class A
07/20/2027	2.000%	3,711,721	3,524,957
Series 2021-ST5 Class A
07/20/2027	2.000%	3,460,493	3,292,210
Upstart Securitization Trust(a)
Series 2023-1 Class A
02/20/2033	6.590%	5,258,267	5,239,569
Voya CLO Ltd.(a),(c)
Series 2021-1A Class D
3-month USD LIBOR + 3.150% Floor 3.150% 07/15/2034	8.410%	8,350,000	7,524,310
Total Asset-Backed Securities — Non-Agency (Cost $360,869,254)			348,272,726

Commercial Mortgage-Backed Securities - Agency 0.2%

FRESB Mortgage Trust(e)
Series 2018-SB45 Class A10F (FHLMC)
11/25/2027	3.160%	3,222,432	3,094,443
Government National Mortgage Association(e),(f)
Series 2019-147 Class IO
06/16/2061	0.397%	58,817,590	2,267,812
Total Commercial Mortgage-Backed Securities - Agency (Cost $8,831,266)			5,362,255

Commercial Mortgage-Backed Securities - Non-Agency 4.1%

American Homes 4 Rent Trust(a)
Series 2014-SFR3 Class A
12/17/2036	3.678%	1,349,904	1,310,009

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Total Return Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BAMLL Commercial Mortgage Securities Trust(a),(e)
Series 2013-WBRK Class A
03/10/2037	3.652%	3,000,000	2,764,025
BAMLL Commercial Mortgage Securities Trust(a),(c)
Series 2019-RLJ Class D
1-month USD LIBOR + 1.950% Floor 1.950% 04/15/2036	6.898%	7,730,000	7,608,940
BBCMS Trust(a),(c)
Subordinated Series 2018-BXH Class E
1-month USD LIBOR + 2.250% Floor 2.250% 10/15/2037	7.198%	4,790,000	4,547,365
BFLD Trust(a),(c)
Series 2019-DPLO Class F
1-month USD LIBOR + 2.540% Floor 2.540% 10/15/2034	7.488%	1,800,000	1,736,450
Subordinated Series 2019-DPLO Class D
1-month USD LIBOR + 1.840% Floor 1.840% 10/15/2034	6.788%	1,600,000	1,569,734
Braemar Hotels & Resorts Trust(a),(c)
Series 2018-PRME Class E
1-month USD LIBOR + 2.400% Floor 2.400% 06/15/2035	7.348%	6,850,000	6,214,581
Subordinated Series 2018-PRME Class D
1-month USD LIBOR + 1.800% Floor 1.925% 06/15/2035	6.748%	3,100,000	2,817,914
BX Trust(a),(c)
Series 2019-ATL Class C
1-month USD LIBOR + 1.587% Floor 1.587% 10/15/2036	6.535%	4,361,000	4,186,780
Subordinated Series 2019-ATL Class D
1-month USD LIBOR + 1.887% Floor 1.887% 10/15/2036	6.835%	3,801,000	3,573,227
BX Trust(a)
Series 2019-OC11 Class E
12/09/2041	4.076%	2,850,000	2,331,597
CLNY Trust(a),(c)
Subordinated Series 2019-IKPR Class E
1-month USD LIBOR + 2.721% Floor 2.721% 11/15/2038	7.725%	8,500,000	7,664,826
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cold Storage Trust(a),(c)
Subordinated Series 2020-ICE5 Class F
1-month USD LIBOR + 3.492% Floor 3.492% 11/15/2037	8.440%	7,618,176	7,424,575
COMM Mortgage Trust(a),(e)
Subordinated Series 2020-CBM Class E
02/10/2037	3.754%	4,850,000	4,348,716
Subordinated Series 2020-CX Class D
11/10/2046	2.773%	5,600,000	4,167,844
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	8,285,000	4,397,029
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	7,750,000	2,831,739
Extended Stay America Trust(a),(c)
Series 2021-ESH Class D
1-month USD LIBOR + 2.250% Floor 2.250% 07/15/2038	7.198%	13,227,405	12,698,435
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class E
11/05/2035	5.519%	5,500,000	4,948,128
Morgan Stanley Capital I Trust(a),(e)
Series 2019-MEAD Class E
11/10/2036	3.283%	6,200,000	5,430,431
Progress Residential Trust(a)
Series 2020-SFR1 Class E
04/17/2037	3.032%	8,750,000	8,125,770
Subordinated Series 2019-SFR3 Class F
09/17/2036	3.867%	1,225,000	1,173,053
Subordinated Series 2019-SFR4 Class F
10/17/2036	3.684%	765,000	730,685
Subordinated Series 2020-SFR2 Class E
06/17/2037	5.115%	2,800,000	2,703,615
UBS Commercial Mortgage Trust(a),(c)
Series 2018-NYCH Class B
1-month USD LIBOR + 1.250% Floor 1.250% 02/15/2032	6.198%	4,800,000	4,611,770
Wells Fargo Commercial Mortgage Trust(a),(c)
Series 2017-SMP Class A
1-month USD LIBOR + 0.875% Floor 0.875% 12/15/2034	5.823%	4,555,000	4,316,720
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $128,389,262)			114,233,958

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
April 30, 2023
Common Stocks 0.0%
Issuer	Shares	Value ($)
Financials 0.0%
Financial Services 0.0%
Mr. Cooper Group, Inc.(g)	4,518	209,184
Total Financials		209,184
Industrials 0.0%
Passenger Airlines 0.0%
United Airlines Holdings, Inc.(g)	1,493	65,393
Total Industrials		65,393
Total Common Stocks (Cost $1,511,077)		274,577

Convertible Bonds 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.0%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	572,000	269,412
Total Convertible Bonds (Cost $547,348)			269,412

Corporate Bonds & Notes(h) 27.4%

Aerospace & Defense 0.7%
Boeing Co. (The)
08/01/2059	3.950%	9,596,000	7,042,605
05/01/2060	5.930%	4,074,000	4,026,938
Howmet Aerospace, Inc.
01/15/2029	3.000%	1,280,000	1,152,221
Northrop Grumman Corp.
03/15/2053	4.950%	1,443,000	1,426,188
Spirit AeroSystems, Inc.(a)
11/30/2029	9.375%	574,000	617,195
TransDigm, Inc.(a)
03/15/2026	6.250%	2,883,000	2,896,821
08/15/2028	6.750%	640,000	649,740
TransDigm, Inc.
06/15/2026	6.375%	668,000	667,574
11/15/2027	5.500%	512,000	491,398
01/15/2029	4.625%	50,000	45,269
05/01/2029	4.875%	543,000	493,315
Total			19,509,264
Airlines 0.2%
Air Canada(a)
08/15/2026	3.875%	435,000	402,609
American Airlines, Inc.(a)
07/15/2025	11.750%	550,000	605,754
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	1,269,643	1,247,272
04/20/2029	5.750%	814,571	774,755
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%	1,152,100	1,072,988
United Airlines, Inc.(a)
04/15/2026	4.375%	820,000	783,044
04/15/2029	4.625%	240,000	217,200
Total			5,103,622
Automotive 0.5%
American Axle & Manufacturing, Inc.
04/01/2027	6.500%	29,000	26,858
Clarios Global LP/US Finance Co.(a),(d)
05/15/2028	6.750%	960,000	961,783
Ford Motor Co.
02/12/2032	3.250%	750,000	579,896
01/15/2043	4.750%	3,582,000	2,693,843
12/08/2046	5.291%	1,500,000	1,210,353
Ford Motor Credit Co. LLC
09/08/2024	3.664%	934,000	902,887
11/13/2025	3.375%	679,000	630,656
01/09/2027	4.271%	630,000	582,870
08/17/2027	4.125%	363,000	332,859
02/16/2028	2.900%	221,000	191,383
02/10/2029	2.900%	929,000	769,123
11/13/2030	4.000%	1,330,000	1,140,076
Goodyear Tire & Rubber Co. (The)
07/15/2029	5.000%	328,000	290,429
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	402,000	400,020
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	985,000	979,384
05/15/2027	8.500%	1,089,000	1,096,788
ZF North America Capital, Inc.(a)
04/14/2030	7.125%	340,000	351,106
Total			13,140,314
Banking 6.0%
Ally Financial, Inc.
05/21/2024	3.875%	185,000	180,119
Subordinated
11/20/2025	5.750%	327,000	317,227
Bank of America Corp.(i)
07/23/2031	1.898%	11,485,000	9,227,984
10/20/2032	2.572%	27,137,000	22,289,002
02/04/2033	2.972%	18,480,000	15,609,940
Subordinated
09/21/2036	2.482%	1,006,000	768,891

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Total Return Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup, Inc.(i)
01/25/2033	3.057%	17,722,000	15,104,686
Goldman Sachs Group, Inc. (The)(i)
07/21/2032	2.383%	17,727,000	14,479,192
10/21/2032	2.650%	5,411,000	4,497,109
HSBC Holdings PLC(i)
05/24/2032	2.804%	2,577,000	2,108,949
11/22/2032	2.871%	16,017,000	13,098,059
03/09/2034	6.254%	4,623,000	4,822,277
JPMorgan Chase & Co.(i)
10/15/2030	2.739%	4,175,000	3,660,296
11/19/2031	1.764%	7,725,000	6,180,798
04/22/2032	2.580%	21,517,000	18,083,787
11/08/2032	2.545%	15,753,000	13,115,305
Morgan Stanley(i)
07/21/2032	2.239%	3,556,000	2,873,248
Subordinated
09/16/2036	2.484%	1,460,000	1,120,729
Washington Mutual Bank(b),(j),(k)
Subordinated
01/15/2015	0.000%	27,379,000	41,069
Wells Fargo & Co.(i)
10/30/2030	2.879%	1,254,000	1,097,162
02/11/2031	2.572%	17,691,000	15,123,125
04/25/2053	4.611%	5,033,000	4,510,009
Total			168,308,963
Brokerage/Asset Managers/Exchanges 0.2%
AG Issuer LLC(a)
03/01/2028	6.250%	385,000	358,744
AG TTMT Escrow Issuer LLC(a)
09/30/2027	8.625%	567,000	582,157
Hightower Holding LLC(a)
04/15/2029	6.750%	450,000	390,273
NFP Corp(a)
10/01/2030	7.500%	640,000	628,995
NFP Corp.(a)
08/15/2028	4.875%	471,000	429,040
08/15/2028	6.875%	2,276,000	1,986,824
Total			4,376,033
Building Materials 0.1%
American Builders & Contractors Supply Co., Inc.(a)
01/15/2028	4.000%	661,000	606,088
11/15/2029	3.875%	553,000	477,194
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%	463,000	440,228
James Hardie International Finance DAC(a)
01/15/2028	5.000%	250,000	236,822
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SRS Distribution, Inc.(a)
07/01/2028	4.625%	525,000	463,538
07/01/2029	6.125%	556,000	459,857
12/01/2029	6.000%	447,000	363,994
White Cap Buyer LLC(a)
10/15/2028	6.875%	1,180,000	1,031,919
Total			4,079,640
Cable and Satellite 1.3%
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%	396,000	374,473
06/01/2029	5.375%	233,000	213,886
03/01/2030	4.750%	862,000	742,020
08/15/2030	4.500%	1,140,000	961,525
02/01/2031	4.250%	194,000	159,640
02/01/2032	4.750%	619,000	512,263
CCO Holdings LLC/Capital Corp.
05/01/2032	4.500%	2,448,000	1,963,503
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	1,980,000	1,615,841
12/01/2061	4.400%	9,591,000	6,424,903
06/30/2062	3.950%	11,685,000	7,209,994
04/01/2063	5.500%	1,076,000	857,542
CSC Holdings LLC
06/01/2024	5.250%	586,000	571,498
CSC Holdings LLC(a)
02/01/2028	5.375%	640,000	524,845
01/15/2030	5.750%	402,000	205,039
12/01/2030	4.125%	941,000	676,056
12/01/2030	4.625%	241,000	117,557
02/15/2031	3.375%	961,000	661,568
11/15/2031	5.000%	159,000	76,176
DIRECTV Holdings LLC/Financing Co., Inc.(a)
08/15/2027	5.875%	366,000	321,200
DISH DBS Corp.
07/01/2026	7.750%	799,000	461,323
06/01/2029	5.125%	1,341,000	619,950
DISH Network Corp.(a)
11/15/2027	11.750%	1,492,000	1,410,862
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	807,000	631,603
09/15/2028	6.500%	1,464,000	682,276
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%	411,000	367,861
08/01/2027	5.000%	347,000	319,236
07/15/2028	4.000%	813,000	687,113
07/01/2030	4.125%	244,000	195,638
Videotron Ltd.(a)
06/15/2029	3.625%	4,632,000	4,034,560
Virgin Media Finance PLC(a)
07/15/2030	5.000%	542,000	456,129

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2023	13

Portfolio of Investments  (continued)
April 30, 2023
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	316,000	290,585
VZ Secured Financing BV(a)
01/15/2032	5.000%	1,165,000	972,445
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	373,000	302,965
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	335,000	317,820
Ziggo BV(a)
01/15/2030	4.875%	1,110,000	955,056
Total			36,894,951
Chemicals 0.4%
Avient Corp.(a)
08/01/2030	7.125%	544,000	556,367
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	221,000	192,228
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	408,000	394,373
Braskem Netherlands Finance BV(a)
01/31/2030	4.500%	1,500,000	1,260,236
Cheever Escrow Issuer LLC(a)
10/01/2027	7.125%	695,000	662,758
Element Solutions, Inc.(a)
09/01/2028	3.875%	618,000	546,068
HB Fuller Co.
10/15/2028	4.250%	633,000	581,005
Herens Holdco Sarl(a)
05/15/2028	4.750%	949,000	787,000
Illuminate Buyer LLC/Holdings IV, Inc.(a)
07/01/2028	9.000%	829,000	736,804
INEOS Quattro Finance 2 Plc(a)
01/15/2026	3.375%	739,000	682,208
Ingevity Corp.(a)
11/01/2028	3.875%	494,000	434,810
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	305,000	308,913
Iris Holdings, Inc.(a),(l)
02/15/2026	8.750%	188,000	173,507
Olympus Water US Holding Corp.(a)
10/01/2028	4.250%	568,000	483,429
10/01/2029	6.250%	742,000	596,553
SPCM SA(a)
03/15/2027	3.125%	190,000	170,700
Unifrax Escrow Issuer Corp.(a)
09/30/2028	5.250%	284,000	234,035
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WR Grace Holdings LLC(a)
06/15/2027	4.875%	836,000	795,259
08/15/2029	5.625%	1,743,000	1,504,122
03/01/2031	7.375%	159,000	159,371
Total			11,259,746
Construction Machinery 0.1%
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	1,248,000	1,078,193
Herc Holdings, Inc.(a)
07/15/2027	5.500%	87,000	83,082
Ritchie Bros Holdings, Inc.(a)
03/15/2028	6.750%	135,000	139,694
03/15/2031	7.750%	325,000	345,307
United Rentals North America, Inc.
05/15/2027	5.500%	179,000	177,841
02/15/2031	3.875%	194,000	170,588
01/15/2032	3.750%	203,000	174,154
Total			2,168,859
Consumer Cyclical Services 0.2%
APX Group, Inc.(a)
07/15/2029	5.750%	98,000	87,609
Arches Buyer, Inc.(a)
06/01/2028	4.250%	1,119,000	962,720
12/01/2028	6.125%	765,000	663,302
ASGN, Inc.(a)
05/15/2028	4.625%	268,000	248,033
Match Group, Inc.(a)
12/15/2027	5.000%	348,000	328,338
06/01/2028	4.625%	682,000	629,139
Staples, Inc.(a)
04/15/2026	7.500%	278,000	234,839
Uber Technologies, Inc.(a)
05/15/2025	7.500%	463,000	469,969
09/15/2027	7.500%	327,000	337,373
01/15/2028	6.250%	1,129,000	1,139,286
08/15/2029	4.500%	2,043,000	1,883,133
Total			6,983,741
Consumer Products 0.2%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	1,565,000	1,377,334
Mattel, Inc.(a)
04/01/2026	3.375%	166,000	156,985
12/15/2027	5.875%	300,000	300,363
04/01/2029	3.750%	765,000	690,782
Mattel, Inc.
10/01/2040	6.200%	925,000	880,633
11/01/2041	5.450%	28,000	24,903

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Total Return Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Newell Brands, Inc.
06/01/2025	4.875%	371,000	361,354
09/15/2027	6.375%	215,000	211,506
09/15/2029	6.625%	304,000	300,490
Prestige Brands, Inc.(a)
01/15/2028	5.125%	214,000	207,573
Spectrum Brands, Inc.
07/15/2025	5.750%	136,000	135,097
Spectrum Brands, Inc.(a)
10/01/2029	5.000%	618,000	561,683
07/15/2030	5.500%	45,000	41,475
03/15/2031	3.875%	247,000	202,641
Tempur Sealy International, Inc.(a)
10/15/2031	3.875%	318,000	263,364
Total			5,716,183
Diversified Manufacturing 0.4%
Carrier Global Corp.
02/15/2030	2.722%	8,257,000	7,228,791
Chart Industries, Inc.(a)
01/01/2030	7.500%	340,000	350,691
01/01/2031	9.500%	117,000	123,799
Gates Global LLC/Co.(a)
01/15/2026	6.250%	1,444,000	1,431,213
Madison IAQ LLC(a)
06/30/2028	4.125%	741,000	652,170
06/30/2029	5.875%	587,000	459,605
Resideo Funding, Inc.(a)
09/01/2029	4.000%	757,000	646,380
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	229,000	214,040
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	1,091,000	1,109,249
06/15/2028	7.250%	287,000	294,965
Total			12,510,903
Electric 1.3%
AEP Texas, Inc.
01/15/2050	3.450%	3,890,000	2,892,234
Clearway Energy Operating LLC(a)
02/15/2031	3.750%	1,016,000	868,932
01/15/2032	3.750%	956,000	802,421
Duke Energy Corp.
09/01/2046	3.750%	8,515,000	6,670,817
Duke Energy Ohio, Inc.
04/01/2053	5.650%	860,000	911,023
Emera US Finance LP
06/15/2046	4.750%	7,655,000	6,360,097
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FirstEnergy Corp.
03/01/2050	3.400%	1,537,000	1,075,178
Georgia Power Co.
03/15/2042	4.300%	2,286,000	2,025,746
Leeward Renewable Energy Operations LLC(a)
07/01/2029	4.250%	135,000	122,059
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	988,000	974,089
NRG Energy, Inc.
01/15/2028	5.750%	15,000	14,634
NRG Energy, Inc.(a)
02/15/2029	3.375%	182,000	154,238
06/15/2029	5.250%	768,000	709,140
02/15/2032	3.875%	2,283,000	1,842,936
Pacific Gas and Electric Co.
07/01/2050	4.950%	9,515,000	7,753,018
04/01/2053	6.700%	523,000	533,919
Pattern Energy Operations LP/Inc.(a)
08/15/2028	4.500%	132,000	122,688
PG&E Corp.
07/01/2028	5.000%	80,000	75,413
TerraForm Power Operating LLC(a)
01/15/2030	4.750%	494,000	458,156
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	68,000	66,746
02/15/2027	5.625%	209,000	203,805
07/31/2027	5.000%	712,000	676,755
05/01/2029	4.375%	1,377,000	1,232,274
Total			36,546,318
Environmental 0.1%
Clean Harbors, Inc.(a)
02/01/2031	6.375%	95,000	96,984
GFL Environmental, Inc.(a)
08/01/2025	3.750%	852,000	824,411
12/15/2026	5.125%	274,000	269,878
08/01/2028	4.000%	343,000	313,322
09/01/2028	3.500%	299,000	272,288
06/15/2029	4.750%	504,000	469,029
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	1,255,000	1,167,216
Total			3,413,128
Finance Companies 0.4%
Navient Corp.
06/25/2025	6.750%	79,000	77,875
06/15/2026	6.750%	579,000	564,085
03/15/2027	5.000%	508,000	457,948

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2023	15

Portfolio of Investments  (continued)
April 30, 2023
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OneMain Finance Corp.
01/15/2027	3.500%	725,000	619,052
09/15/2030	4.000%	335,000	253,604
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	524,000	461,871
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2029	3.625%	2,049,000	1,731,646
03/01/2031	3.875%	975,000	788,437
Rocket Mortgage LLC/Co-Issuer, Inc.(a)
10/15/2033	4.000%	5,070,000	3,967,501
Springleaf Finance Corp.
03/15/2024	6.125%	840,000	826,484
03/15/2025	6.875%	181,000	176,926
Total			9,925,429
Food and Beverage 1.0%
Bacardi Ltd.(a)
05/15/2048	5.300%	9,130,000	8,543,422
Becle SAB de CV(a)
10/14/2031	2.500%	3,000,000	2,468,741
Constellation Brands, Inc.(d)
05/01/2033	4.900%	7,848,000	7,876,009
Darling Ingredients, Inc.(a)
06/15/2030	6.000%	720,000	712,508
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	1,199,000	1,116,959
Grupo Bimbo SAB de CV(a)
06/27/2024	3.875%	971,000	957,062
Lamb Weston Holdings, Inc.(a)
01/31/2030	4.125%	422,000	386,435
01/31/2032	4.375%	421,000	384,809
MHP SE(a)
05/10/2024	7.750%	581,000	337,412
Pilgrim’s Pride Corp.(a)
09/30/2027	5.875%	491,000	488,438
Post Holdings, Inc.(a)
03/01/2027	5.750%	622,000	617,622
04/15/2030	4.625%	624,000	563,356
09/15/2031	4.500%	864,000	756,054
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	1,247,000	1,101,388
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	773,000	638,672
Triton Water Holdings, Inc.(a)
04/01/2029	6.250%	275,000	230,953
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
US Foods, Inc.(a)
04/15/2025	6.250%	379,000	380,587
02/15/2029	4.750%	585,000	544,067
06/01/2030	4.625%	328,000	299,750
Total			28,404,244
Gaming 0.4%
Boyd Gaming Corp.
12/01/2027	4.750%	332,000	320,101
Boyd Gaming Corp.(a)
06/15/2031	4.750%	497,000	453,553
Caesars Entertainment, Inc.(a)
10/15/2029	4.625%	1,823,000	1,597,267
02/15/2030	7.000%	969,000	978,364
Churchill Downs, Inc.(a)
05/01/2031	6.750%	310,000	312,207
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	501,000	504,692
07/01/2025	6.250%	1,369,000	1,370,886
07/01/2027	8.125%	769,000	784,019
International Game Technology PLC(a)
02/15/2025	6.500%	200,000	202,443
04/15/2026	4.125%	352,000	338,670
MGM Resorts International
05/01/2025	6.750%	2,000,000	2,017,776
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%	408,000	366,612
Penn National Gaming, Inc.(a)
01/15/2027	5.625%	355,000	337,699
07/01/2029	4.125%	373,000	315,775
Scientific Games Holdings LP/US FinCo, Inc.(a)
03/01/2030	6.625%	680,000	603,158
Scientific Games International, Inc.(a)
07/01/2025	8.625%	122,000	124,787
05/15/2028	7.000%	88,000	88,070
11/15/2029	7.250%	406,000	407,078
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	137,000	135,175
Wynn Resorts Finance LLC/Capital Corp.(a)
10/01/2029	5.125%	165,000	152,047
Total			11,410,379
Health Care 1.0%
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	195,000	188,270
04/15/2029	5.000%	669,000	633,433
AdaptHealth LLC(a)
08/01/2029	4.625%	138,000	112,644
03/01/2030	5.125%	686,000	567,632

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Total Return Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Avantor Funding, Inc.(a)
07/15/2028	4.625%		326,000	305,223
11/01/2029	3.875%		858,000	757,261
Becton Dickinson Euro Finance SARL
08/13/2041	1.336%	EUR	890,000	614,447
Catalent Pharma Solutions, Inc.(a)
02/15/2029	3.125%		106,000	89,224
04/01/2030	3.500%		498,000	421,296
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%		28,000	25,595
03/15/2029	3.750%		215,000	189,503
03/15/2031	4.000%		185,000	161,027
CHS/Community Health Systems, Inc.(a)
04/15/2029	6.875%		422,000	312,266
05/15/2030	5.250%		1,921,000	1,599,033
02/15/2031	4.750%		307,000	247,574
Encompass Health Corp.
02/01/2028	4.500%		422,000	398,017
GE Healthcare Holding LLC(a)
11/15/2027	5.650%		3,190,000	3,293,861
11/22/2052	6.377%		1,528,000	1,714,027
HCA, Inc.
06/15/2026	5.250%		293,000	293,817
HCA, Inc.(a)
03/15/2027	3.125%		484,000	454,432
03/15/2052	4.625%		8,975,000	7,440,650
Indigo Merger Sub, Inc.(a)
07/15/2026	2.875%		281,000	257,218
IQVIA, Inc.(a)
10/15/2026	5.000%		653,000	641,437
Mozart Debt Merger Sub, Inc.(a)
04/01/2029	3.875%		135,000	118,097
10/01/2029	5.250%		1,964,000	1,698,638
Select Medical Corp.(a)
08/15/2026	6.250%		1,178,000	1,154,220
Tenet Healthcare Corp.
07/15/2024	4.625%		341,000	337,944
01/01/2026	4.875%		220,000	216,601
02/01/2027	6.250%		389,000	387,412
11/01/2027	5.125%		521,000	505,916
06/15/2028	4.625%		846,000	801,672
10/01/2028	6.125%		1,164,000	1,129,164
06/01/2029	4.250%		84,000	77,048
01/15/2030	4.375%		633,000	582,437
Total				27,727,036
Healthcare Insurance 1.0%
Aetna, Inc.
11/15/2042	4.125%		972,000	827,127
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Centene Corp.
02/15/2030	3.375%	615,000	543,145
10/15/2030	3.000%	14,096,000	12,033,589
08/01/2031	2.625%	4,372,000	3,574,382
UnitedHealth Group, Inc.
02/15/2030	5.300%	5,114,000	5,395,907
04/15/2063	5.200%	5,858,000	5,967,100
Total			28,341,250
Home Construction 0.1%
Meritage Homes Corp.
06/01/2025	6.000%	277,000	279,868
Meritage Homes Corp.(a)
04/15/2029	3.875%	1,914,000	1,727,250
Shea Homes LP/Funding Corp.
02/15/2028	4.750%	692,000	632,994
Taylor Morrison Communities, Inc.(a)
01/15/2028	5.750%	84,000	83,351
Total			2,723,463
Independent Energy 1.4%
Apache Corp.
02/01/2042	5.250%	227,000	192,155
04/15/2043	4.750%	246,000	191,977
Baytex Energy Corp.(a)
04/30/2030	8.500%	463,000	465,417
Callon Petroleum Co.
07/01/2026	6.375%	812,000	783,065
Callon Petroleum Co.(a)
08/01/2028	8.000%	215,000	212,186
Centennial Resource Production LLC(a)
04/01/2027	6.875%	121,000	119,583
CNX Resources Corp.(a)
03/14/2027	7.250%	29,000	28,837
01/15/2029	6.000%	305,000	282,171
01/15/2031	7.375%	880,000	849,139
Colgate Energy Partners III LLC(a)
07/01/2029	5.875%	1,930,000	1,822,445
Comstock Resources, Inc.(a)
03/01/2029	6.750%	191,000	172,886
01/15/2030	5.875%	286,000	245,985
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	973,000	960,959
05/01/2029	5.000%	1,697,000	1,605,580
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2028	5.750%	213,000	212,011

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2023	17

Portfolio of Investments  (continued)
April 30, 2023
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%	22,000	21,065
02/01/2029	5.750%	264,000	246,552
04/15/2030	6.000%	300,000	279,677
02/01/2031	6.000%	282,000	260,972
04/15/2032	6.250%	334,000	312,748
Matador Resources Co.
09/15/2026	5.875%	422,000	414,753
Matador Resources Co.(a)
04/15/2028	6.875%	320,000	322,389
Occidental Petroleum Corp.
09/01/2030	6.625%	896,000	955,605
01/01/2031	6.125%	3,429,000	3,589,382
09/15/2036	6.450%	9,723,000	10,354,709
03/15/2040	6.200%	672,000	691,163
03/15/2046	6.600%	12,797,000	13,652,934
Southwestern Energy Co.
02/01/2029	5.375%	144,000	136,097
02/01/2032	4.750%	1,327,000	1,172,494
Total			40,554,936
Integrated Energy 0.1%
Cenovus Energy, Inc.
02/15/2052	3.750%	2,315,000	1,680,197
Lukoil International Finance BV(a),(m)
04/24/2023	4.563%	971,000	874,240
Total			2,554,437
Leisure 0.4%
Carnival Corp.(a)
03/01/2026	7.625%	862,000	790,926
03/01/2027	5.750%	1,866,000	1,535,520
08/01/2028	4.000%	623,000	540,175
05/01/2029	6.000%	271,000	212,867
Carnival Holdings Bermuda Ltd.(a)
05/01/2028	10.375%	461,000	495,603
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
04/15/2027	5.375%	342,000	327,573
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	651,000	649,325
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC
10/01/2028	6.500%	334,000	328,534
Cinemark USA, Inc.(a)
05/01/2025	8.750%	93,000	94,861
03/15/2026	5.875%	831,000	794,059
07/15/2028	5.250%	262,000	234,418
Live Nation Entertainment, Inc.(a)
03/15/2026	5.625%	345,000	336,727
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NCL Corp., Ltd.(a)
02/15/2029	7.750%	104,000	88,653
NCL Finance Ltd.(a)
03/15/2028	6.125%	113,000	91,667
Royal Caribbean Cruises Ltd.(a)
07/01/2026	4.250%	675,000	604,181
08/31/2026	5.500%	657,000	602,784
07/15/2027	5.375%	266,000	236,374
08/15/2027	11.625%	515,000	547,986
01/15/2029	8.250%	400,000	420,142
01/15/2030	7.250%	675,000	677,167
Royal Caribbean Cruises Ltd.
03/15/2028	3.700%	330,000	267,765
Six Flags Entertainment Corp.(a)
07/31/2024	4.875%	491,000	491,040
Six Flags Entertainment Corp.(a),(d)
05/15/2031	7.250%	497,000	487,211
Six Flags Theme Parks, Inc.(a)
07/01/2025	7.000%	31,000	31,356
Total			10,886,914
Life Insurance 0.1%
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	2,100,000	2,044,304
Voya Financial, Inc.
06/15/2046	4.800%	82,000	69,246
Total			2,113,550
Lodging 0.0%
Hilton Domestic Operating Co., Inc.(a)
05/01/2025	5.375%	61,000	60,953
05/01/2028	5.750%	67,000	66,841
02/15/2032	3.625%	253,000	215,889
Marriott Ownership Resorts, Inc.(a)
06/15/2029	4.500%	188,000	164,010
Wyndham Hotels & Resorts, Inc.(a)
08/15/2028	4.375%	312,000	290,181
Total			797,874
Media and Entertainment 1.2%
Cengage Learning, Inc.(a)
06/15/2024	9.500%	548,000	548,733
Clear Channel International BV(a)
08/01/2025	6.625%	289,000	285,226
Clear Channel Outdoor Holdings, Inc.(a)
04/15/2028	7.750%	716,000	543,896
06/01/2029	7.500%	1,217,000	900,667
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	847,000	765,084

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Total Return Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
iHeartCommunications, Inc.
05/01/2026	6.375%		772,634	664,984
05/01/2027	8.375%		1,211,507	793,339
iHeartCommunications, Inc.(a)
01/15/2028	4.750%		846,000	658,253
Magallanes, Inc.(a)
03/15/2062	5.391%		32,019,000	25,700,371
Netflix, Inc.
05/15/2029	4.625%	EUR	1,696,000	1,912,000
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%		180,000	166,188
01/15/2029	4.250%		139,000	118,727
03/15/2030	4.625%		97,000	82,067
Playtika Holding Corp.(a)
03/15/2029	4.250%		600,000	514,099
Roblox Corp.(a)
05/01/2030	3.875%		469,000	396,243
Univision Communications, Inc.(a)
05/01/2029	4.500%		243,000	209,510
06/30/2030	7.375%		540,000	517,979
Total				34,777,366
Metals and Mining 0.2%
Allegheny Technologies, Inc.
10/01/2029	4.875%		108,000	99,499
10/01/2031	5.125%		777,000	702,655
Commercial Metals Co.
02/15/2031	3.875%		60,000	52,481
Constellium NV(a)
02/15/2026	5.875%		614,000	611,203
Constellium SE(a)
06/15/2028	5.625%		988,000	948,242
04/15/2029	3.750%		1,309,000	1,128,072
Hudbay Minerals, Inc.(a)
04/01/2029	6.125%		441,000	414,351
Kaiser Aluminum Corp.(a)
03/01/2028	4.625%		83,000	73,247
06/01/2031	4.500%		507,000	401,214
Novelis Corp.(a)
11/15/2026	3.250%		256,000	234,400
01/30/2030	4.750%		554,000	501,451
08/15/2031	3.875%		309,000	258,718
Total				5,425,533
Midstream 1.8%
CNX Midstream Partners LP(a)
04/15/2030	4.750%		451,000	378,892
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%		96,000	94,411
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DT Midstream, Inc.(a)
06/15/2029	4.125%	891,000	790,507
06/15/2031	4.375%	626,000	544,707
EQM Midstream Partners LP(a)
07/01/2025	6.000%	106,000	104,079
07/01/2027	6.500%	281,000	273,968
01/15/2029	4.500%	315,000	268,310
01/15/2031	4.750%	2,619,000	2,157,045
EQM Midstream Partners LP
07/15/2048	6.500%	6,358,000	4,822,305
Galaxy Pipeline Assets Bidco Ltd.(a)
09/30/2040	3.250%	3,995,000	3,184,886
Hess Midstream Operations LP(a)
02/15/2030	4.250%	202,000	179,488
Holly Energy Partners LP/Finance Corp.(a)
04/15/2027	6.375%	246,000	243,024
02/01/2028	5.000%	486,000	453,788
ITT Holdings LLC(a)
08/01/2029	6.500%	324,000	268,949
Kinder Morgan, Inc.
02/15/2046	5.050%	2,270,000	1,996,853
08/01/2052	5.450%	5,818,000	5,370,356
MPLX LP
03/14/2052	4.950%	1,972,000	1,705,119
NuStar Logistics LP
10/01/2025	5.750%	832,000	820,022
06/01/2026	6.000%	191,000	187,615
04/28/2027	5.625%	111,000	106,641
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	11,015,000	8,748,511
Sunoco LP/Finance Corp.
04/15/2027	6.000%	779,000	775,086
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	868,000	754,675
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	1,179,000	1,061,442
08/15/2031	4.125%	3,380,000	2,995,089
11/01/2033	3.875%	6,510,000	5,488,809
Western Midstream Operating LP(i)
02/01/2050	5.500%	5,215,000	4,433,376
Williams Companies, Inc. (The)
09/15/2045	5.100%	2,916,000	2,670,784
Total			50,878,737
Natural Gas 0.3%
NiSource, Inc.
05/15/2047	4.375%	8,669,000	7,655,127

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2023	19

Portfolio of Investments  (continued)
April 30, 2023
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Oil Field Services 0.1%
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%		67,000	64,290
Nabors Industries Ltd.(a)
01/15/2026	7.250%		650,000	613,018
Nabors Industries, Inc.(a)
05/15/2027	7.375%		285,000	276,461
Transocean Titan Financing Ltd.(a)
02/01/2028	8.375%		734,000	748,939
USA Compression Partners LP/Finance Corp.
04/01/2026	6.875%		103,000	101,908
Total				1,804,616
Other Industry 0.0%
Hillenbrand, Inc.
03/01/2031	3.750%		224,000	192,380
Other REIT 0.2%
Blackstone Mortgage Trust, Inc.(a)
01/15/2027	3.750%		555,000	468,872
Digital Dutch Finco BV(a)
03/15/2030	1.500%	EUR	1,680,000	1,454,664
Ladder Capital Finance Holdings LLLP/Corp.(a)
10/01/2025	5.250%		531,000	498,997
02/01/2027	4.250%		893,000	760,563
06/15/2029	4.750%		2,141,000	1,693,983
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
10/01/2028	5.875%		256,000	236,570
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(a)
05/15/2029	4.875%		311,000	270,164
RHP Hotel Properties LP/Finance Corp.(a)
02/15/2029	4.500%		156,000	140,474
RLJ Lodging Trust LP(a)
07/01/2026	3.750%		219,000	203,071
09/15/2029	4.000%		241,000	202,961
Service Properties Trust
03/15/2024	4.650%		147,000	144,090
Total				6,074,409
Packaging 0.2%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
06/15/2027	6.000%		632,000	629,152
09/01/2029	4.000%		1,215,000	989,598
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2026	4.125%		1,004,000	946,730
Berry Global, Inc.(a)
04/15/2028	5.500%		1,470,000	1,468,390
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CANPACK SA/Eastern PA Land Investment Holding LLC(a)
11/01/2025	3.125%	147,000	130,647
Canpack SA/US LLC(a)
11/15/2029	3.875%	755,000	608,279
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	799,000	775,694
08/15/2027	8.500%	373,000	360,252
Total			5,908,742
Pharmaceuticals 1.2%
1375209 BC Ltd.(a)
01/30/2028	9.000%	123,000	121,729
AbbVie, Inc.
06/15/2044	4.850%	2,170,000	2,069,139
Amgen, Inc.
03/02/2063	5.750%	27,148,000	28,082,435
Bausch Health Companies, Inc.(a)
11/01/2025	5.500%	167,000	145,282
02/01/2027	6.125%	462,000	333,663
08/15/2027	5.750%	409,000	282,526
06/01/2028	4.875%	150,000	99,172
09/30/2028	11.000%	220,000	178,807
10/15/2030	14.000%	43,000	27,513
Endo Dac/Finance LLC/Finco, Inc.(a),(k)
06/30/2028	0.000%	220,000	12,630
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	337,000	270,813
Organon Finance 1 LLC(a)
04/30/2028	4.125%	726,000	668,037
04/30/2031	5.125%	745,000	663,130
Total			32,954,876
Property & Casualty 0.6%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	472,000	434,472
10/15/2027	6.750%	786,000	733,550
04/15/2028	6.750%	1,147,000	1,145,566
11/01/2029	5.875%	1,796,000	1,564,450
AssuredPartners, Inc.(a)
08/15/2025	7.000%	1,065,000	1,054,372
01/15/2029	5.625%	1,290,000	1,118,465
Berkshire Hathaway Finance Corp.
03/15/2052	3.850%	6,795,000	5,777,338
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%	683,000	594,825
GTCR AP Finance, Inc.(a)
05/15/2027	8.000%	186,000	181,545

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Total Return Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HUB International Ltd.(a)
05/01/2026	7.000%	331,000	329,533
12/01/2029	5.625%	1,716,000	1,532,706
Ryan Specialty Group LLC(a)
02/01/2030	4.375%	87,000	78,059
USI, Inc.(a)
05/01/2025	6.875%	1,115,000	1,102,425
Total			15,647,306
Restaurants 0.1%
1011778 BC ULC/New Red Finance, Inc.(a)
04/15/2025	5.750%	755,000	757,452
10/15/2030	4.000%	547,000	478,185
Fertitta Entertainment LLC/Finance Co., Inc.(a)
01/15/2030	6.750%	636,000	515,164
IRB Holding Corp.(a)
06/15/2025	7.000%	1,015,000	1,025,473
Yum! Brands, Inc.
03/15/2031	3.625%	223,000	197,289
04/01/2032	5.375%	507,000	494,628
Total			3,468,191
Retailers 0.7%
Asbury Automotive Group, Inc.(a)
11/15/2029	4.625%	131,000	116,705
02/15/2032	5.000%	905,000	780,084
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	153,000	135,729
Hanesbrands, Inc.(a)
02/15/2031	9.000%	273,000	279,573
L Brands, Inc.(a)
07/01/2025	9.375%	28,000	30,008
10/01/2030	6.625%	789,000	757,580
L Brands, Inc.
06/15/2029	7.500%	63,000	64,132
11/01/2035	6.875%	135,000	121,564
LCM Investments Holdings II LLC(a)
05/01/2029	4.875%	254,000	216,412
Lithia Motors, Inc.(a)
01/15/2031	4.375%	325,000	279,084
Lowe’s Companies, Inc.
04/01/2062	4.450%	4,219,000	3,455,178
09/15/2062	5.800%	11,305,000	11,374,160
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	406,000	383,700
02/15/2029	7.750%	1,083,000	1,067,380
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wolverine World Wide, Inc.(a)
08/15/2029	4.000%	325,000	269,999
Total			19,331,288
Supermarkets 0.1%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	7.500%	76,000	78,467
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	3.250%	841,000	794,869
01/15/2027	4.625%	688,000	665,816
Total			1,539,152
Technology 1.4%
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	181,000	163,469
Block, Inc.
06/01/2026	2.750%	151,000	136,527
06/01/2031	3.500%	214,000	174,324
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	63,000	62,838
Broadcom, Inc.(a)
11/15/2036	3.187%	9,347,000	7,118,707
Camelot Finance SA(a)
11/01/2026	4.500%	657,000	620,984
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	252,000	226,953
07/01/2029	4.875%	1,249,000	1,125,775
Cloud Software Group, Inc.(a)
09/30/2029	9.000%	872,000	749,276
CommScope Technologies LLC(a)
06/15/2025	6.000%	99,000	93,019
Condor Merger Sub, Inc.(a)
02/15/2030	7.375%	1,286,000	1,068,958
Dun & Bradstreet Corp. (The)(a)
12/15/2029	5.000%	182,000	161,008
Entegris Escrow Corp.(a)
04/15/2029	4.750%	236,000	219,536
06/15/2030	5.950%	1,139,000	1,082,069
Gartner, Inc.(a)
07/01/2028	4.500%	137,000	129,080
06/15/2029	3.625%	2,336,000	2,069,728
10/01/2030	3.750%	7,149,000	6,243,305
HealthEquity, Inc.(a)
10/01/2029	4.500%	669,000	597,877
Helios Software Holdings, Inc.(a)
05/01/2028	4.625%	749,000	636,656
ION Trading Technologies Sarl(a)
05/15/2028	5.750%	730,000	610,387

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2023	21

Portfolio of Investments  (continued)
April 30, 2023
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Iron Mountain, Inc.(a)
07/15/2028	5.000%	140,000	131,771
09/15/2029	4.875%	42,000	38,388
07/15/2030	5.250%	517,000	476,589
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	1,160,000	651,689
Minerva Merger Sub, Inc.(a)
02/15/2030	6.500%	991,000	812,845
NCR Corp.(a)
09/01/2027	5.750%	91,000	89,066
10/01/2028	5.000%	516,000	450,225
04/15/2029	5.125%	679,000	587,409
09/01/2029	6.125%	184,000	180,304
10/01/2030	5.250%	235,000	197,171
Neptune Bidco US, Inc.(a)
04/15/2029	9.290%	957,000	900,776
NXP BV/Funding LLC/USA, Inc.
05/01/2030	3.400%	1,090,000	979,452
01/15/2033	5.000%	3,969,000	3,882,408
02/15/2042	3.125%	2,907,000	2,067,577
Picard Midco, Inc.(a)
03/31/2029	6.500%	1,485,000	1,336,872
PTC, Inc.(a)
02/15/2025	3.625%	149,000	143,650
Sabre GLBL, Inc.(a)
04/15/2025	9.250%	73,000	67,333
09/01/2025	7.375%	100,000	88,850
12/15/2027	11.250%	90,000	78,972
Sensata Technologies BV(a)
09/01/2030	5.875%	496,000	487,319
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	606,000	570,075
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	192,000	192,964
Verscend Escrow Corp.(a)
08/15/2026	9.750%	497,000	501,081
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%	1,281,000	1,104,661
Total			39,307,923
Transportation Services 0.4%
ERAC USA Finance LLC(a),(d)
05/01/2028	4.600%	10,874,000	10,847,566
Wireless 1.0%
Altice France Holding SA(a)
02/15/2028	6.000%	559,000	343,996
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Altice France SA(a)
02/01/2027	8.125%	85,000	75,931
01/15/2028	5.500%	830,000	653,475
07/15/2029	5.125%	881,000	652,869
10/15/2029	5.500%	975,000	730,976
American Tower Corp.
08/15/2029	3.800%	7,011,000	6,571,470
06/15/2030	2.100%	1,950,000	1,604,886
SBA Communications Corp.
02/15/2027	3.875%	375,000	349,378
02/01/2029	3.125%	576,000	493,939
Sprint Corp.
06/15/2024	7.125%	669,000	680,024
02/15/2025	7.625%	741,000	763,592
T-Mobile US, Inc.
02/15/2031	2.875%	10,526,000	9,120,171
04/15/2031	3.500%	3,692,000	3,336,077
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	1,220,000	1,012,169
07/15/2031	4.750%	1,477,000	1,257,762
Total			27,646,715
Wirelines 0.3%
AT&T, Inc.
03/01/2029	4.350%	2,355,000	2,313,702
12/01/2057	3.800%	2,254,000	1,653,986
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	90,000	68,070
Frontier Communications Holdings LLC(a)
05/15/2030	8.750%	599,000	592,516
03/15/2031	8.625%	576,000	561,699
Iliad Holding SAS(a)
10/15/2026	6.500%	1,160,000	1,115,950
10/15/2028	7.000%	1,654,000	1,571,821
Total			7,877,744
Total Corporate Bonds & Notes (Cost $869,658,257)			766,788,848

Foreign Government Obligations(n) 2.6%

Canada 0.0%
NOVA Chemicals Corp.(a)
05/01/2025	5.000%	75,000	72,786
06/01/2027	5.250%	445,000	402,898
05/15/2029	4.250%	441,000	357,115
Total			832,799

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Total Return Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Foreign Government Obligations(n) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Colombia 0.4%
Colombia Government International Bond
04/15/2031	3.125%	3,793,000	2,809,862
04/22/2032	3.250%	2,860,000	2,068,194
05/15/2049	5.200%	4,442,000	2,986,559
Ecopetrol SA
04/29/2030	6.875%	4,400,000	3,941,143
Total			11,805,758
Dominican Republic 0.0%
Dominican Republic International Bond(a)
01/25/2027	5.950%	785,000	780,117
Egypt 0.1%
Egypt Government International Bond(a)
02/16/2031	5.875%	4,255,000	2,270,155
01/31/2047	8.500%	1,015,000	535,395
Total			2,805,550
India 0.1%
Export-Import Bank of India(a)
01/15/2030	3.250%	2,250,000	2,012,768
Indonesia 0.1%
PT Indonesia Asahan Aluminium Persero(a)
05/15/2025	4.750%	342,000	338,826
05/15/2030	5.450%	1,700,000	1,701,035
Total			2,039,861
Ivory Coast 0.1%
Ivory Coast Government International Bond(a)
06/15/2033	6.125%	2,801,000	2,366,030
Mexico 1.0%
Petroleos Mexicanos
03/13/2027	6.500%	5,751,000	5,164,435
02/12/2028	5.350%	3,007,000	2,497,860
09/21/2047	6.750%	14,016,000	8,636,372
01/23/2050	7.690%	6,500,000	4,352,647
01/28/2060	6.950%	11,185,000	6,840,823
Total			27,492,137
Paraguay 0.1%
Paraguay Government International Bond(a)
08/11/2044	6.100%	2,465,000	2,345,900
Qatar 0.2%
Qatar Government International Bond(a)
03/14/2049	4.817%	2,400,000	2,377,306
Foreign Government Obligations(n) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Qatar Petroleum(a)
07/12/2031	2.250%	5,762,000	4,971,651
Total			7,348,957
Russian Federation 0.0%
Gazprom OAO Via Gaz Capital SA(a),(m)
02/06/2028	4.950%	1,320,000	951,989
Saudi Arabia 0.1%
Saudi Government International Bond(a)
04/17/2049	5.000%	2,550,000	2,416,889
South Africa 0.1%
Republic of South Africa Government International Bond
09/30/2029	4.850%	2,300,000	2,067,027
Ukraine 0.0%
Ukraine Government International Bond(a)
09/25/2034	7.375%	800,000	129,105
United Arab Emirates 0.3%
DP World Ltd.(a)
09/25/2048	5.625%	3,620,000	3,526,863
DP World PLC(a)
07/02/2037	6.850%	3,540,000	3,960,461
Total			7,487,324
Total Foreign Government Obligations (Cost $93,922,043)			72,882,211

Residential Mortgage-Backed Securities - Agency 36.7%

Federal Home Loan Mortgage Corp.
04/01/2026	4.000%	50,190	49,811
12/01/2046- 08/01/2052	3.500%	50,101,610	46,694,822
12/01/2051	2.500%	21,860,001	19,058,645
02/01/2052- 05/01/2052	3.000%	70,939,433	63,920,546
02/01/2053	4.500%	26,629,125	26,218,511
Federal Home Loan Mortgage Corp.(o)
09/01/2049	3.000%	4,693,780	4,250,411
Federal Home Loan Mortgage Corp.(c),(f)
CMO Series 3922 Class SH
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 09/15/2041	0.952%	216,959	19,782
CMO Series 4097 Class ST
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/15/2042	1.102%	614,332	69,422

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2023	23

Portfolio of Investments  (continued)
April 30, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4620 Class AS
-1.0 x 30-day Average SOFR + 0.554% 11/15/2042	0.000%	647,284	33,000
CMO Series 4903 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/25/2049	1.030%	10,749,189	1,304,168
CMO Series 4979 Class KS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 06/25/2048	1.030%	5,092,214	718,436
CMO STRIPS Series 2012-278 Class S1
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 09/15/2042	1.102%	807,027	89,713
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	1.022%	397,958	43,147
Federal Home Loan Mortgage Corp.(f)
CMO Series 4176 Class BI
03/15/2043	3.500%	759,798	102,388
Federal Home Loan Mortgage Corp. REMICS(c),(f)
CMO Series 4703 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/15/2047	1.202%	20,531,905	2,687,875
Federal Home Loan Mortgage Corp. REMICS(f)
CMO Series 5034 Class GI
11/25/2050	2.500%	19,312,133	2,920,157
CMO Series 5078 Class TI
02/25/2051	2.500%	24,778,644	3,919,828
CMO Series 5187 Class IK
01/25/2052	3.000%	22,896,167	4,419,592
Federal National Mortgage Association(c)
6-month USD LIBOR + 1.415% Floor 1.415%, Cap 11.040% 06/01/2032	3.665%	2,403	2,340
1-year CMT + 2.305% Floor 2.305%, Cap 10.430% 07/01/2037	4.055%	47,411	46,839
Federal National Mortgage Association(o)
08/01/2043- 02/01/2048	4.000%	9,539,688	9,317,725
04/01/2049- 11/01/2051	3.000%	35,034,180	31,783,686
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association
06/01/2045- 05/01/2052	3.500%	84,500,183	78,941,602
09/01/2048- 07/01/2052	4.000%	22,256,054	21,751,763
11/01/2049- 04/01/2052	3.000%	19,744,856	17,865,111
01/01/2052	2.500%	28,490,872	24,729,086
09/01/2052	5.000%	24,674,121	24,931,095
CMO Series 2017-72 Class B
09/25/2047	3.000%	5,063,903	4,721,028
Federal National Mortgage Association(c),(f)
CMO Series 2013-101 Class CS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 10/25/2043	0.880%	1,967,022	224,501
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	1.130%	1,186,483	153,719
CMO Series 2016-31 Class VS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2046	0.980%	891,083	97,126
CMO Series 2016-53 Class KS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	0.980%	3,873,187	468,641
CMO Series 2016-57 Class SA
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	0.980%	8,769,988	1,076,786
CMO Series 2017-109 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2048	1.130%	4,367,515	616,212
CMO Series 2017-20 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/25/2047	1.080%	3,762,966	484,927
CMO Series 2017-54 Class NS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	1.130%	3,285,318	476,433

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Total Return Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-54 Class SN
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	1.130%	6,812,721	1,016,226
CMO Series 2018-66 Class SM
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/25/2048	1.180%	4,592,976	598,128
CMO Series 2018-67 MS Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/25/2048	1.180%	3,428,386	475,449
CMO Series 2018-74 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/25/2048	1.130%	6,500,089	821,876
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	1.030%	15,606,231	1,900,594
CMO Series 2019-60 Class SH
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 10/25/2049	1.030%	9,899,558	1,254,108
CMO Series 2019-67 Class SE
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 11/25/2049	1.030%	8,458,805	1,331,286
Federal National Mortgage Association(f)
CMO Series 2020-76 Class EI
11/25/2050	2.500%	13,283,240	2,034,795
CMO Series 429 Class C3
09/25/2052	2.500%	35,387,654	5,641,050
Freddie Mac REMICS(f)
CMO Series 5123 Class IG
08/25/2048	2.500%	14,639,820	1,939,198
CMO Series 5152 Class XI
11/25/2050	2.500%	40,875,205	5,386,776
CMO Series 5287 Class NI
05/25/2051	3.500%	21,348,153	4,135,146
Freddie Mac STACR REMIC Trust(a),(c)
Subordinated CMO Series 2021-HQA2 Class B2
30-day Average SOFR + 5.450% 12/25/2033	10.265%	5,000,000	4,167,970
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(c)
1-year CMT + 1.500% Floor 1.500%, Cap 11.500% 07/20/2025	2.625%	2,518	2,478
Government National Mortgage Association
12/15/2038- 01/15/2039	6.000%	29,244	30,586
02/15/2039	5.500%	15,926	16,491
10/15/2040- 04/15/2041	4.000%	418,185	412,150
Government National Mortgage Association(o)
04/20/2048	4.500%	3,623,019	3,604,449
Government National Mortgage Association(f)
CMO Series 2014-184 Class CI
11/16/2041	3.500%	3,582,828	426,197
CMO Series 2020-175 Class KI
11/20/2050	2.500%	24,569,671	3,394,961
CMO Series 2020-191 Class UG
12/20/2050	3.500%	16,670,138	2,688,898
CMO Series 2021-119 Class QI
07/20/2051	3.000%	21,691,360	3,120,406
CMO Series 2021-16 Class KI
01/20/2051	2.500%	21,952,702	3,038,906
CMO Series 2021-89 Class IO
05/20/2051	3.000%	23,564,745	3,428,510
CMO Series 2021-97 Class IQ
06/20/2051	2.500%	14,325,872	1,848,000
Government National Mortgage Association(c),(f)
CMO Series 2017-130 Class GS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	1.247%	9,511,218	1,717,383
CMO Series 2017-130 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	1.247%	4,550,880	506,059
CMO Series 2017-149 Class BS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2047	1.247%	5,811,122	729,278
CMO Series 2017-163 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	1.247%	2,352,745	250,485

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2023	25

Portfolio of Investments  (continued)
April 30, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-37 Class SB
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 03/20/2047	1.197%	3,497,375	384,235
CMO Series 2018-103 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	1.247%	3,348,667	403,387
CMO Series 2018-112 Class LS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	1.247%	4,197,363	501,228
CMO Series 2018-125 Class SK
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/20/2048	1.297%	5,329,758	498,315
CMO Series 2018-134 Class KS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2048	1.247%	4,214,232	496,925
CMO Series 2018-139 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/20/2048	1.197%	2,955,992	332,234
CMO Series 2018-148 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 01/20/2048	1.247%	8,309,247	1,009,139
CMO Series 2018-151 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	1.197%	7,083,209	817,722
CMO Series 2018-89 Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2048	1.247%	4,360,695	428,351
CMO Series 2018-89 Class SM
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2048	1.247%	5,526,187	487,679
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-91 Class DS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	1.247%	4,163,001	475,706
CMO Series 2019-20 Class JS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/20/2049	1.047%	6,723,792	778,181
CMO Series 2019-5 Class SH
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/20/2049	1.197%	4,775,767	561,785
CMO Series 2019-56 Class SG
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2049	1.197%	5,274,316	618,551
CMO Series 2019-59 Class KS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 05/20/2049	1.097%	5,170,401	606,106
CMO Series 2019-85 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/20/2049	1.197%	4,664,700	501,249
CMO Series 2019-90 Class SD
-1.0 x 1-month USD LIBOR + 6.150% 07/20/2049	1.197%	7,578,788	908,869
CMO Series 2020-21 Class VS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2050	1.097%	3,564,708	448,926
CMO Series 2020-62 Class SG
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2050	1.197%	6,399,812	737,736
CMO Series 2021-116 Class YS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2050	1.247%	26,922,121	3,620,166

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Total Return Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2022-18 Class SL
-1.0 x 30-day Average SOFR + 6.300% Cap 6.300% 01/20/2052	1.510%	24,086,210	3,438,280
CMO Series 2022-63 Class GS
-1.0 x 30-day Average SOFR + 5.500% Cap 5.500% 04/20/2052	0.710%	25,351,007	2,985,842
Government National Mortgage Association TBA(d)
05/18/2053	4.000%	96,000,000	92,298,750
05/18/2053	4.500%	50,000,000	49,054,688
05/18/2053	5.000%	75,000,000	74,663,086
Uniform Mortgage-Backed Security TBA(d)
05/16/2038	3.000%	32,000,000	30,416,387
05/11/2053	4.000%	62,000,000	59,263,281
05/11/2053	4.500%	126,100,000	123,267,675
05/11/2053	5.000%	128,000,000	127,265,000
Total Residential Mortgage-Backed Securities - Agency (Cost $1,050,712,956)			1,027,396,192

Residential Mortgage-Backed Securities - Non-Agency 28.0%

510 Asset Backed Trust(a),(e)
CMO Series 2021-NPL2 Class A1
06/25/2061	2.116%	7,011,326	6,443,638
American Mortgage Trust(b),(e),(j)
CMO Series 2093-3 Class 3A
07/27/2023	8.188%	35	21
Angel Oak Mortgage Trust I LLC(a),(e)
CMO Series 2018-3 Class M1
09/25/2048	4.421%	3,960,119	3,878,476
Bellemeade Re Ltd.(a),(c)
CMO Series 2019-2A Class M1C
1-month USD LIBOR + 2.000% Floor 2.000% 04/25/2029	7.020%	3,774,498	3,771,615
CMO Series 2019-2A Class M2
1-month USD LIBOR + 3.100% Floor 3.100% 04/25/2029	8.120%	10,964,000	11,168,260
CMO Series 2019-4A Class M1C
1-month USD LIBOR + 2.500% Floor 2.500% 10/25/2029	7.520%	2,637,595	2,644,313
CMO Series 2020-4A Class M2B
1-month USD LIBOR + 3.600% Floor 3.600% 06/25/2030	8.620%	2,951,258	2,947,113
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-2A Class M1B
30-day Average SOFR + 1.500% Floor 1.500% 06/25/2031	6.060%	8,000,000	7,787,067
Subordinated CMO Series 2018-3A Class B1
1-month USD LIBOR + 3.900% Floor 3.900% 10/25/2028	8.920%	6,000,000	6,064,041
BRAVO Residential Funding Trust(a),(e)
CMO Series 2021-A Class A1
10/25/2059	1.991%	7,162,177	6,841,566
BVRT Financing Trust(a),(b),(c)
CMO Series 2021-3F Class M1
30-day Average SOFR + 1.750% Floor 1.750% 07/12/2033	3.608%	5,470,954	5,470,954
CMO Series 2021-3F Class M2
30-day Average SOFR + 2.900% Floor 2.900% 07/12/2033	4.187%	15,300,000	15,300,000
CMO Series 2021-CRT1 Class M3
1-month USD LIBOR + 2.750% Floor 3.000% 01/10/2033	3.000%	3,308,328	3,178,807
CMO Series 2021-CRT3 Class B1
30-day Average SOFR + 4.300% Floor 4.300% 01/10/2031	4.338%	10,000,000	10,000,000
CHNGE Mortgage Trust(a),(e)
CMO Series 2022-5 Class A1
01/25/2058	6.000%	8,596,256	8,527,111
Citigroup Mortgage Loan Trust, Inc.(a)
Subordinated CMO Series 2014-C Class B1
02/25/2054	4.250%	3,662,695	3,536,384
COLT Mortgage Loan Trust(a),(e)
CMO Series 2021-3 Class A1
09/27/2066	0.956%	7,502,119	6,009,457
CMO Series 2021-5 Class A3
11/26/2066	2.807%	6,400,000	4,399,705
CMO Series 2021-6 Class A3
12/25/2066	3.006%	8,426,000	6,015,968
Connecticut Avenue Securities Trust(a),(c)
CMO Series 2019-HRP1 Class M2
1-month USD LIBOR + 2.150% 11/25/2039	7.170%	3,884,052	3,876,911
CMO Series 2022-R01 Class 1M2
30-day Average SOFR + 1.900% 12/25/2041	6.715%	15,000,000	14,527,873

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2023	27

Portfolio of Investments  (continued)
April 30, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2022-R01 Class 1B2
30-day Average SOFR + 6.000% 12/25/2041	10.815%	19,800,000	18,251,379
Credit Suisse Mortgage Trust(a),(e)
CMO Series 2021-NQM1 Class A3
05/25/2065	1.199%	1,782,271	1,520,448
CSMC Trust(a),(e)
CMO Series 2020-RPL2 Class A12
02/25/2060	3.476%	13,861,444	13,995,672
Deephaven Residential Mortgage Trust(a),(e)
CMO Series 2020-2 Class M1
05/25/2065	4.112%	7,190,000	6,637,125
CMO Series 2021-4 Class A1
11/25/2066	1.931%	6,549,129	5,713,450
CMO Series 2021-4 Class A3
11/25/2066	2.239%	6,794,721	5,839,046
Eagle Re Ltd.(a),(c)
CMO Series 2018-1 Class B1
1-month USD LIBOR + 4.000% Floor 4.000% 11/25/2028	9.020%	3,000,000	3,114,549
Subordinated CMO Series 2020-1 Class M1B
1-month USD LIBOR + 1.450% 01/25/2030	6.470%	8,683,272	8,674,897
Ellington Financial Mortgage Trust(a),(e)
CMO Series 2019-2 Class M1
11/25/2059	3.469%	2,500,000	2,206,975
FMC GMSR Issuer Trust(a),(e)
CMO Series 2020-GT1 Class A
01/25/2026	4.450%	10,500,000	9,607,945
Freddie Mac STACR(c)
CMO Series 2020-CS01 Class M3
1-month USD LIBOR + 0.000% 04/25/2033	4.000%	12,551,440	11,974,134
CMO Series 2020-CS02 Class M4
1-month USD LIBOR + 0.000% 06/25/2033	4.617%	7,500,000	6,696,078
Freddie Mac STACR REMIC Trust(a),(c)
CMO Series 2021-DNA5 Class M2
30-day Average SOFR + 1.650% 01/25/2034	6.465%	3,520,627	3,493,066
CMO Series 2021-HQA1 Class M2
30-day Average SOFR + 2.250% 08/25/2033	7.065%	12,165,092	11,849,925
CMO Series 2022-DNA1 Class M1B
30-day Average SOFR + 1.850% 01/25/2042	6.665%	7,900,000	7,648,739
CMO Series 2022-HQA1 Class M2
30-day Average SOFR + 5.250% 03/25/2042	10.065%	16,582,000	16,749,238
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2020-HQA3 Class B1
1-month USD LIBOR + 5.750% 07/25/2050	10.770%	7,198,628	7,700,466
Subordinated CMO Series 2021-DNA5 Class B2
30-day Average SOFR + 5.500% 01/25/2034	10.315%	16,000,000	13,639,365
Freddie Mac STACR Trust(a),(c)
Subordinated CMO Series 2019-DNA4 Class B1
1-month USD LIBOR + 2.700% 10/25/2049	7.720%	8,625,000	8,684,104
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(c)
CMO Series 2019-CS03 Class M2
1-month USD LIBOR + 0.000% 10/25/2032	5.020%	12,000,000	11,444,219
CMO Series 2020-HQA5 Class M2
30-day Average SOFR + 2.600% 11/25/2050	7.415%	9,159,415	9,188,406
Subordinated CMO Series 2020-HQA5 Class B1
30-day Average SOFR + 4.000% 11/25/2050	8.815%	8,500,000	8,588,175
Subordinated CMO Series 2022-DNA2 Class B2
30-day Average SOFR + 8.500% 02/25/2042	13.315%	8,750,000	8,138,013
GCAT LLC(a),(e)
CMO Series 2021-CM1 Class A1
04/25/2065	1.469%	7,881,709	7,418,556
GCAT Trust(a),(e)
CMO Series 2021-NQM6 Class A2
08/25/2066	2.710%	4,100,000	3,119,811
CMO Series 2021-NQM6 Class A3
08/25/2066	2.810%	7,500,000	5,250,642
CMO Series 2021-NQM7 Class A3
08/25/2066	2.891%	10,000,000	7,187,867
Genworth Mortgage Insurance Corp.(a),(c)
CMO Series 2021-3 Class M1B
30-day Average SOFR + 2.900% Floor 2.900% 02/25/2034	7.460%	18,000,000	17,698,808
Glebe Funding Trust (The)(a),(b)
CMO Series 2021-1 Class PT
10/27/2023	3.000%	12,787,579	11,892,449
Home Re Ltd.(a),(c)
CMO Series 2020-1 Class M1C
1-month USD LIBOR + 4.150% Floor 4.150% 10/25/2030	9.170%	140,071	140,279
Subordinated CMO Series 2019-1 Class B1
1-month USD LIBOR + 4.350% 05/25/2029	9.370%	7,323,000	7,279,894

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Total Return Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Homeward Opportunities Fund Trust(a),(i)
CMO Series 2020-BPL1 Class A1
08/25/2025	3.228%	2,721,202	2,660,384
Imperial Fund Mortgage Trust(a),(e)
CMO Series 2021-NQM4 Class A2
01/25/2057	2.296%	3,677,062	3,186,064
Legacy Mortgage Asset Trust(a),(e)
CMO Series 2021-GS1 Class A1
10/25/2066	1.892%	5,578,530	5,158,928
CMO Series 2021-GS2 Class A1
04/25/2061	1.750%	4,503,175	4,244,477
CMO Series 2021-SL2 Class A
10/25/2068	1.875%	7,966,720	7,158,393
MFA Trust(a),(e)
CMO Series 2020-NQM1 Class M1
08/25/2049	3.071%	2,800,000	2,475,681
CMO Series 2020-NQM2 Class M1
04/25/2065	3.034%	12,854,000	10,637,646
Mill City Mortgage Loan Trust(a),(e)
CMO Series 2023-NQM1 Class A1
10/25/2067	6.050%	8,324,601	8,324,284
Mortgage Acquisition Trust I LLC(a),(b)
CMO Series 2021-1 Class PT
11/29/2023	3.500%	5,091,580	4,633,338
Mortgage Insurance-Linked Notes(a),(c)
CMO Series 2020-1 Class M1C
1-month USD LIBOR + 1.750% Floor 1.750% 01/25/2030	6.770%	2,387,788	2,327,107
New York Mortgage Trust(a),(e)
CMO Series 2021-BPL1 Class A1
05/25/2026	2.239%	8,280,000	8,009,432
NRZ Excess Spread-Collateralized Notes(a)
Series 2020-PLS1 Class A
12/25/2025	3.844%	2,726,612	2,537,571
Oaktown Re II Ltd.(a),(c)
CMO Series 2018-1A Class M1
1-month USD LIBOR + 1.550% 07/25/2028	6.570%	625,748	625,893
Oaktown Re VI Ltd.(a),(c)
CMO Series 2021-1A Class M1B
30-day Average SOFR + 2.050% Floor 2.050% 10/25/2033	6.865%	4,000,000	3,989,743
PMT Credit Risk Transfer Trust(a),(c)
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	7.768%	2,301,692	2,290,555
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PNMAC GMSR Issuer Trust(a),(c)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2025	7.870%	26,000,000	25,883,148
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	7.670%	38,450,000	37,956,014
Point Securitization Trust(a),(e)
CMO Series 2021-1 Class A1
02/25/2052	3.228%	9,670,922	9,154,373
Preston Ridge Partners Mortgage Trust(a),(e)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	11,207,235	10,759,072
CMO Series 2021-2 Class A1
03/25/2026	2.115%	4,440,990	4,171,937
CMO Series 2021-3 Class A1
04/25/2026	1.867%	12,720,269	11,862,746
CMO Series 2021-7 Class A1
08/25/2026	1.867%	6,061,073	5,657,518
CMO Series 2021-8 Class A1
09/25/2026	1.743%	4,903,771	4,450,318
Pretium Mortgage Credit Partners(a),(e)
CMO Series 2022-NPL1 Class A1
01/25/2052	2.981%	18,699,654	17,557,960
Pretium Mortgage Credit Partners I LLC(a),(e)
CMO Series 2021-NPL2 Class A1
06/27/2060	1.992%	7,825,535	7,277,012
Pretium Mortgage Credit Partners LLC(a),(e)
CMO Series 2021-RN2 Class A1
07/25/2051	1.744%	4,599,726	4,199,736
PRPM LLC(a),(e)
CMO Series 2021-RPL1 Class A1
07/25/2051	1.319%	4,218,569	3,673,008
Radnor Re Ltd.(a),(c)
CMO Series 2020-1 Class M1B
1-month USD LIBOR + 1.450% Floor 1.450% 01/25/2030	6.470%	11,076,735	11,057,614
Radnor RE Ltd.(a),(c)
CMO Series 2021-1 Class M1C
30-day Average SOFR + 2.700% Floor 2.700% 12/27/2033	7.515%	14,000,000	13,802,779
Residential Mortgage Loan Trust(a),(e)
CMO Series 2019-3 Class A3
09/25/2059	3.044%	171,515	167,927
Saluda Grade Alternative Mortgage Trust(a)
CMO Series 2020-FIG1 Class A1
09/25/2050	3.568%	3,879,939	3,820,122

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2023	29

Portfolio of Investments  (continued)
April 30, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SG Residential Mortgage Trust(a),(e)
CMO Series 2019-3 Class M1
09/25/2059	3.526%	3,801,000	3,490,313
Stanwich Mortgage Loan Co. LLC(a),(e)
CMO Series 2021-NPB1 Class A1
10/16/2026	2.735%	7,691,966	7,058,195
Starwood Mortgage Residential Trust(a),(e)
CMO Series 2020-3 Class M1
04/25/2065	3.544%	6,500,000	5,418,152
CMO Series 2021-3 Class A1
06/25/2056	1.127%	2,158,443	1,773,789
CMO Series 2021-6 Class A3
11/25/2066	2.933%	13,954,000	9,319,944
CMO Series 2022-2 Class A1
02/25/2067	3.130%	2,859,789	2,675,861
Stonnington Mortgage Trust(a),(b),(e),(j)
CMO Series 2020-1 Class A
07/28/2024	3.500%	1,241,042	1,222,426
Toorak Mortgage Corp., Ltd.(a),(e)
CMO Series 2021-1 Class A1
06/25/2024	2.240%	15,000,000	14,405,682
Triangle Re Ltd.(a),(c)
CMO Series 2021-2 Class M1B
1-month USD LIBOR + 2.600% Floor 2.600% 10/25/2033	7.620%	6,139,367	6,155,159
CMO Series 2021-2 Class M1C
1-month USD LIBOR + 4.500% Floor 4.500% 10/25/2033	9.520%	4,800,000	4,984,396
VCAT Asset Securitization LLC(a),(e)
CMO Series 2021-NPL6 Class A1
09/25/2051	1.917%	9,024,235	8,409,019
VCAT LLC(a),(e)
CMO Series 2021-NPL5 Class A1
08/25/2051	1.868%	10,171,840	9,469,056
Vericrest Opportunity Loan Transferee CVI LLC(a),(e)
CMO Series 2021-NP12 Class A1
12/26/2051	2.734%	20,696,084	19,051,608
Vericrest Opportunity Loan Transferee XCIX LLC(a),(e)
CMO Series 2021-NPL8 Class A1
04/25/2051	2.116%	5,478,498	5,067,735
Vericrest Opportunity Loan Transferee XCVI LLC(a),(e)
CMO Series 2021-NPL5 Class A1
03/27/2051	2.116%	6,780,985	6,419,377
Verus Securitization Trust(a),(e)
CMO Series 2020-1 Class M1
01/25/2060	3.021%	13,245,000	10,670,400
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-4 Class M1
05/25/2065	3.291%	4,000,000	3,482,231
CMO Series 2021-5 Class A2
09/25/2066	1.218%	2,078,852	1,688,164
CMO Series 2021-5 Class A3
09/25/2066	1.373%	3,936,116	3,201,460
CMO Series 2021-5 Class M1
09/25/2066	2.331%	2,600,000	1,621,447
CMO Series 2021-7 Class A3
10/25/2066	2.240%	6,719,422	5,614,358
CMO Series 2021-R1 Class A1
10/25/2063	0.820%	1,883,769	1,689,164
Subordinated CMO Series 2021-8 Class B1
11/25/2066	4.242%	12,412,000	8,390,624
Visio Trust(a),(e)
CMO Series 2019-2 Class A3
11/25/2054	3.076%	1,051,987	985,164
Visio Trust(a)
CMO Series 2021-1R Class A1
05/25/2056	1.280%	7,381,636	6,754,395
CMO Series 2021-1R Class A2
05/25/2056	1.484%	2,337,582	2,130,443
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $835,736,348)			784,592,342

Senior Loans 0.1%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.0%
WR Grace Holdings LLC(c),(p)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 09/22/2028	8.938%	518,437	518,178
Consumer Cyclical Services 0.0%
8th Avenue Food & Provisions, Inc.(c),(p)
1st Lien Term Loan
1-month Term SOFR + 3.750% 10/01/2025	8.847%	379,822	333,465
2nd Lien Term Loan
1-month USD LIBOR + 7.750% 10/01/2026	12.847%	32,969	21,077
Total			354,542

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Total Return Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 0.0%
Cengage Learning, Inc.(c),(p)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 4.750% Floor 1.000% 07/14/2026	9.880%	709,156	691,328
Technology 0.1%
Ascend Learning LLC(c),(p)
1st Lien Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 12/11/2028	8.582%	560,900	511,558
2nd Lien Term Loan
1-month Term SOFR + 5.750% Floor 0.500% 12/10/2029	10.832%	338,000	292,792
DCert Buyer, Inc.(c),(p)
2nd Lien Term Loan
1-month USD LIBOR + 7.000% 02/19/2029	11.696%	404,000	371,805
UKG, Inc.(c),(p)
1st Lien Term Loan
3-month Term SOFR + 3.250% Floor 0.500% 05/04/2026	8.271%	336,564	327,308
2nd Lien Term Loan
3-month Term SOFR + 5.250% Floor 0.500% 05/03/2027	10.271%	657,000	630,175
Total			2,133,638
Total Senior Loans (Cost $3,912,464)			3,697,686

U.S. Treasury Obligations 1.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
06/30/2025	2.750%	20,000,000	19,482,813
08/15/2025	2.000%	15,000,000	14,368,359
08/15/2045	2.875%	14,000,000	11,965,625
02/15/2046	2.500%	9,000,000	7,170,469
Total U.S. Treasury Obligations (Cost $54,212,565)			52,987,266

Call Option Contracts Purchased 0.3%
Value ($)
(Cost $25,587,562)	7,579,167

Money Market Funds 7.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.046%(q),(r)	214,462,099	214,376,314
Total Money Market Funds (Cost $214,358,462)		214,376,314
Total Investments in Securities (Cost: $3,648,248,864)		3,398,712,954
Other Assets & Liabilities, Net		(595,915,760)
Net Assets		2,802,797,194

At April 30, 2023, securities and/or cash totaling $48,420,197 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
3,494,900 EUR	3,849,597 USD	Citi	06/09/2023	—	(10,359)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2023	31

Portfolio of Investments  (continued)
April 30, 2023
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	3,902	06/2023	USD	449,522,594	11,078,082	—
U.S. Treasury 5-Year Note	1,799	06/2023	USD	197,426,196	1,306,773	—
U.S. Treasury Ultra Bond	847	06/2023	USD	119,771,094	4,807,655	—
Total					17,192,510	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Bobl	(307)	06/2023	EUR	(36,216,790)	—	(865,126)
Euro-Bund	(271)	06/2023	EUR	(36,736,760)	—	(1,295,393)
Japanese 10-Year Government Bond	(41)	06/2023	JPY	(6,092,600,000)	—	(955,105)
U.S. Treasury 2-Year Note	(325)	06/2023	USD	(67,003,320)	372,690	—
Total					372,690	(3,115,624)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	162,420,000	162,420,000	2.50	05/12/2023	4,856,358	12,880
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	110,230,000	110,230,000	2.25	05/26/2023	2,259,715	10,858
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	162,300,000	162,300,000	2.75	06/26/2023	5,270,692	669,455
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	60,310,000	60,310,000	2.75	07/11/2023	2,110,850	333,327
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	15,000,000	15,000,000	3.50	10/27/2023	570,000	711,577
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	113,470,000	113,470,000	3.30	11/14/2023	3,631,040	4,272,543
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	162,420,000	162,420,000	2.50	05/12/2023	5,010,657	12,880
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	55,000,000	55,000,000	3.00	01/10/2024	1,878,250	1,555,647
Total							25,587,562	7,579,167

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive SOFR and pay exercise rate	Citi	USD	(150,000,000)	(150,000,000)	2.90	5/04/2023	(1,125,000)	(36,360)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	(100,000,000)	(100,000,000)	3.30	05/03/2023	(1,300,000)	(124,520)
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	(82,800,000)	(82,800,000)	3.55	05/15/2023	(993,600)	(66,447)
5-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	(157,590,000)	(157,590,000)	3.95	05/16/2023	(1,213,443)	(28,209)
Total							(3,507,043)	(219,176)

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Total Return Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	7,000,000	1,798,125	(2,333)	1,758,140	—	37,652	—
Markit CMBX North America Index, Series 12 BBB-	Citi	08/17/2061	3.000	Monthly	USD	5,800,000	1,725,500	(1,933)	1,589,132	—	134,435	—
Markit CMBX North America Index, Series 11 BBB-	Goldman Sachs International	11/18/2054	3.000	Monthly	USD	1,700,000	436,687	(566)	258,625	—	177,496	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	USD	8,000,000	2,360,000	(2,667)	322,825	—	2,034,508	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	USD	1,700,000	436,688	(567)	57,179	—	378,942	—
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	USD	1,000,000	295,000	(333)	57,725	—	236,942	—
Markit CMBX North America Index, Series 16 BBB-	Morgan Stanley	04/17/2065	3.000	Monthly	USD	5,780,000	1,560,600	(1,927)	1,353,007	—	205,666	—
Total							8,612,600	(10,326)	5,396,633	—	3,205,641	—

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 39	Morgan Stanley	12/20/2027	5.000	Quarterly	USD	230,670,000	(67,587)	—	—	—	(67,587)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	14.967	USD	4,000,000	(1,180,000)	1,333	—	(865,015)	—	(313,652)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	14.967	USD	7,000,000	(2,065,000)	2,334	—	(830,557)	—	(1,232,109)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	14.967	USD	5,000,000	(1,475,000)	1,666	—	(1,070,787)	—	(402,547)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	14.967	USD	5,000,000	(1,475,000)	1,667	—	(829,467)	—	(643,866)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	14.967	USD	5,000,000	(1,475,000)	1,667	—	(798,727)	—	(674,606)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	14.967	USD	3,000,000	(885,000)	1,000	—	(564,265)	—	(319,735)
Markit CMBX North America Index, Series 8 BBB-	Morgan Stanley	10/17/2057	3.000	Monthly	21.670	USD	7,000,000	(1,443,750)	2,333	—	(1,426,607)	—	(14,810)
Total								(9,998,750)	12,000	—	(6,385,425)	—	(3,601,325)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2023	33

Portfolio of Investments  (continued)
April 30, 2023
* Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At April 30, 2023, the total value of these securities amounted to $1,566,450,512, which represents 55.89% of total net assets.
(b)	Valuation based on significant unobservable inputs.
(c)	Variable rate security. The interest rate shown was the current rate as of April 30, 2023.
(d)	Represents a security purchased on a when-issued basis.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2023.
(f)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(g)	Non-income producing investment.
(h)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(i)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of April 30, 2023.
(j)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2023, the total value of these securities amounted to $1,263,516, which represents 0.05% of total net assets.
(k)	Represents a security in default.
(l)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(m)	As a result of sanctions and restricted cross-border payments, certain income and/or principal has not been recognized by the Fund. The Fund will continue to monitor the net realizable value and record the income when it is considered collectible.
(n)	Principal and interest may not be guaranteed by a governmental entity.
(o)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(p)	The stated interest rate represents the weighted average interest rate at April 30, 2023 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(q)	The rate shown is the seven-day current annualized yield at April 30, 2023.
(r)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended April 30, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.046%
	121,311,912	1,429,067,468	(1,336,007,702)	4,636	214,376,314	(54,150)	4,496,185	214,462,099
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corporation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Total Return Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Currency Legend
EUR	Euro
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	331,413,822	16,858,904	348,272,726
Commercial Mortgage-Backed Securities - Agency	—	5,362,255	—	5,362,255
Commercial Mortgage-Backed Securities - Non-Agency	—	114,233,958	—	114,233,958
Common Stocks
Financials	209,184	—	—	209,184
Industrials	65,393	—	—	65,393
Total Common Stocks	274,577	—	—	274,577
Convertible Bonds	—	269,412	—	269,412
Corporate Bonds & Notes	—	766,747,779	41,069	766,788,848
Foreign Government Obligations	—	72,882,211	—	72,882,211
Residential Mortgage-Backed Securities - Agency	—	1,027,396,192	—	1,027,396,192
Residential Mortgage-Backed Securities - Non-Agency	—	732,894,347	51,697,995	784,592,342
Senior Loans	—	3,697,686	—	3,697,686
U.S. Treasury Obligations	—	52,987,266	—	52,987,266
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2023	35

Portfolio of Investments  (continued)
April 30, 2023
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Call Option Contracts Purchased	—	7,579,167	—	7,579,167
Money Market Funds	214,376,314	—	—	214,376,314
Total Investments in Securities	214,650,891	3,115,464,095	68,597,968	3,398,712,954
Investments in Derivatives
Asset
Futures Contracts	17,565,200	—	—	17,565,200
Swap Contracts	—	3,205,641	—	3,205,641
Liability
Forward Foreign Currency Exchange Contracts	—	(10,359)	—	(10,359)
Futures Contracts	(3,115,624)	—	—	(3,115,624)
Call Option Contracts Written	—	(36,360)	—	(36,360)
Put Option Contracts Written	—	(219,176)	—	(219,176)
Swap Contracts	—	(3,668,912)	—	(3,668,912)
Total	229,100,467	3,114,734,929	68,597,968	3,412,433,364
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 04/30/2022 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 04/30/2023 ($)
Asset-Backed Securities — Non-Agency	15,192,448	(356,554)	856,382	(741,423)	17,630,343	(7,968,186)	—	(7,754,106)	16,858,904
Corporate Bonds & Notes	41,069	—	—	—	—	—	—	—	41,069
Residential Mortgage-Backed Securities — Non-Agency	114,128,474	(16,380)	99,686	(1,078,531)	—	(61,435,254)	—	—	51,697,995
Total	129,361,991	(372,934)	956,068	(1,819,954)	17,630,343	(69,403,440)	—	(7,754,106)	68,597,968
(a) Change in unrealized appreciation (depreciation) relating to securities held at April 30, 2023 was $(1,076,774), which is comprised of Asset-Backed Securities — Non-Agency of $29,437 and Residential Mortgage-Backed Securities — Non-Agency of $(1,106,211).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.
Certain corporate bonds classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement. Generally, a change in estimated earnings of the respective company might result in change to the comparable companies and market multiples.
Certain residential mortgage backed securities and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Total Return Bond Fund | Annual Report 2023

Statement of Assets and Liabilities
April 30, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,408,302,840)	$3,176,757,473
Affiliated issuers (cost $214,358,462)	214,376,314
Option contracts purchased (cost $25,587,562)	7,579,167
Cash collateral held at broker for:
Swap contracts	3,220,000
TBA	6,688,023
Margin deposits on:
Swap contracts	13,875,278
Unrealized appreciation on swap contracts	3,205,641
Upfront payments on swap contracts	5,396,633
Receivable for:
Investments sold	6,174,932
Investments sold on a delayed delivery basis	102,333,316
Capital shares sold	14,370,605
Dividends	869,617
Interest	16,329,045
Foreign tax reclaims	7,731
Variation margin for futures contracts	3,787,375
Expense reimbursement due from Investment Manager	11,715
Prepaid expenses	15,664
Trustees’ deferred compensation plan	332,517
Total assets	3,575,331,046
Liabilities
Option contracts written, at value (premiums received $4,632,043)	255,536
Due to custodian	316,735
Unrealized depreciation on forward foreign currency exchange contracts	10,359
Unrealized depreciation on swap contracts	3,601,325
Upfront receipts on swap contracts	6,385,425
Payable for:
Investments purchased	50,460,660
Investments purchased on a delayed delivery basis	697,319,744
Capital shares purchased	2,720,181
Distributions to shareholders	4,878,576
Variation margin for futures contracts	911,698
Variation margin for swap contracts	4,838,308
Management services fees	36,496
Distribution and/or service fees	4,743
Transfer agent fees	306,859
Compensation of board members	42,729
Other expenses	111,961
Trustees’ deferred compensation plan	332,517
Total liabilities	772,533,852
Net assets applicable to outstanding capital stock	$2,802,797,194
Represented by
Paid in capital	3,445,659,989
Total distributable earnings (loss)	(642,862,795)
Total - representing net assets applicable to outstanding capital stock	$2,802,797,194
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2023	37

Statement of Assets and Liabilities  (continued)
April 30, 2023
Class A
Net assets	$621,570,249
Shares outstanding	20,247,039
Net asset value per share	$30.70
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$31.65
Advisor Class
Net assets	$264,456,462
Shares outstanding	8,625,140
Net asset value per share	$30.66
Class C
Net assets	$16,427,751
Shares outstanding	535,057
Net asset value per share	$30.70
Institutional Class
Net assets	$1,307,981,373
Shares outstanding	42,581,958
Net asset value per share	$30.72
Institutional 2 Class
Net assets	$274,094,064
Shares outstanding	8,940,752
Net asset value per share	$30.66
Institutional 3 Class
Net assets	$313,214,887
Shares outstanding	10,195,792
Net asset value per share	$30.72
Class R
Net assets	$5,052,408
Shares outstanding	164,505
Net asset value per share	$30.71
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Total Return Bond Fund | Annual Report 2023

Statement of Operations
Year Ended April 30, 2023
Net investment income
Income:
Dividends — affiliated issuers	$4,496,185
Interest	123,266,153
Interfund lending	2,074
Total income	127,764,412
Expenses:
Management services fees	12,914,722
Distribution and/or service fees
Class A	1,531,221
Class C	147,231
Class R	28,256
Transfer agent fees
Class A	787,294
Advisor Class	373,466
Class C	18,928
Institutional Class	1,645,478
Institutional 2 Class	84,868
Institutional 3 Class	23,136
Class R	7,261
Compensation of board members	56,686
Custodian fees	57,529
Printing and postage fees	155,556
Registration fees	224,434
Accounting services fees	56,990
Legal fees	48,620
Interest on collateral	295,195
Compensation of chief compliance officer	481
Other	54,547
Total expenses	18,511,899
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(3,917,486)
Fees waived by transfer agent
Institutional 2 Class	(9,820)
Institutional 3 Class	(23,136)
Expense reduction	(1,683)
Total net expenses	14,559,774
Net investment income	113,204,638
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2023	39

Statement of Operations  (continued)
Year Ended April 30, 2023
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$(146,739,861)
Investments — affiliated issuers	(54,150)
Foreign currency translations	209,005
Forward foreign currency exchange contracts	(880,715)
Futures contracts	(94,539,300)
Option contracts purchased	7,870,794
Option contracts written	(31,711,183)
Swap contracts	(20,751,286)
Net realized loss	(286,596,696)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	30,445,984
Investments — affiliated issuers	4,636
Foreign currency translations	1,713
Forward foreign currency exchange contracts	(122,479)
Futures contracts	33,539,722
Option contracts purchased	(35,179,390)
Option contracts written	39,770,517
Swap contracts	(5,965,107)
Net change in unrealized appreciation (depreciation)	62,495,596
Net realized and unrealized loss	(224,101,100)
Net decrease in net assets resulting from operations	$(110,896,462)
The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Total Return Bond Fund | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended April 30, 2023	Year Ended April 30, 2022
Operations
Net investment income	$113,204,638	$88,163,629
Net realized loss	(286,596,696)	(145,343,382)
Net change in unrealized appreciation (depreciation)	62,495,596	(350,962,116)
Net decrease in net assets resulting from operations	(110,896,462)	(408,141,869)
Distributions to shareholders
Net investment income and net realized gains
Class A	(20,978,581)	(20,545,842)
Advisor Class	(10,698,456)	(10,992,351)
Class C	(389,030)	(365,555)
Institutional Class	(47,006,366)	(39,125,903)
Institutional 2 Class	(5,384,392)	(6,621,970)
Institutional 3 Class	(12,457,516)	(13,245,990)
Class R	(181,261)	(147,159)
Total distributions to shareholders	(97,095,602)	(91,044,770)
Increase (decrease) in net assets from capital stock activity	(182,861,501)	1,148,230,395
Total increase (decrease) in net assets	(390,853,565)	649,043,756
Net assets at beginning of year	3,193,650,759	2,544,607,003
Net assets at end of year	$2,802,797,194	$3,193,650,759
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2023	41

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2023		April 30, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,905,622	89,205,065	3,044,452	113,585,218
Fund reorganization	—	—	1,160,251	43,249,882
Distributions reinvested	658,285	20,098,093	539,052	19,810,483
Redemptions	(4,609,085)	(142,309,477)	(4,293,120)	(156,197,661)
Net increase (decrease)	(1,045,178)	(33,006,319)	450,635	20,447,922
Advisor Class
Subscriptions	2,384,891	73,731,809	4,447,352	164,193,332
Fund reorganization	—	—	22,289,843	829,852,611
Distributions reinvested	340,701	10,402,385	294,563	10,666,605
Redemptions	(5,034,516)	(154,910,307)	(20,328,558)	(718,469,434)
Net increase (decrease)	(2,308,924)	(70,776,113)	6,703,200	286,243,114
Class C
Subscriptions	211,304	6,480,416	191,880	7,174,826
Distributions reinvested	12,072	368,005	9,468	348,440
Redemptions	(186,563)	(5,739,939)	(245,685)	(9,028,183)
Net increase (decrease)	36,813	1,108,482	(44,337)	(1,504,917)
Institutional Class
Subscriptions	18,265,651	562,848,690	33,295,466	1,210,427,840
Distributions reinvested	1,436,661	43,885,983	915,801	33,518,142
Redemptions	(22,689,272)	(693,946,716)	(16,764,044)	(602,857,360)
Net increase (decrease)	(2,986,960)	(87,212,043)	17,447,223	641,088,622
Institutional 2 Class
Subscriptions	7,214,082	220,022,628	6,069,976	224,354,721
Distributions reinvested	175,765	5,378,164	180,719	6,615,919
Redemptions	(4,822,569)	(151,546,763)	(4,012,675)	(143,682,213)
Net increase	2,567,278	73,854,029	2,238,020	87,288,427
Institutional 3 Class
Subscriptions	5,350,071	164,475,815	5,326,489	198,016,596
Distributions reinvested	222,256	6,795,490	187,435	6,885,479
Redemptions	(7,719,233)	(237,241,565)	(2,548,127)	(92,789,213)
Net increase (decrease)	(2,146,906)	(65,970,260)	2,965,797	112,112,862
Class R
Subscriptions	28,342	869,254	109,119	4,081,279
Distributions reinvested	5,849	178,470	3,963	145,150
Redemptions	(62,951)	(1,907,001)	(45,604)	(1,672,064)
Net increase (decrease)	(28,760)	(859,277)	67,478	2,554,365
Total net increase (decrease)	(5,912,637)	(182,861,501)	29,828,016	1,148,230,395
The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Total Return Bond Fund | Annual Report 2023

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Columbia Total Return Bond Fund | Annual Report 2023	43

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 4/30/2023	$32.85	1.24	(2.34)	(1.10)	(1.05)	—	(1.05)
Year Ended 4/30/2022	$37.76	0.91	(4.87)	(3.96)	(0.87)	(0.08)	(0.95)
Year Ended 4/30/2021(e)	$36.96	1.16	2.64	3.80	(1.13)	(1.87)	(3.00)
Year Ended 4/30/2020(e)	$36.19	1.12	1.17	2.29	(1.04)	(0.48)	(1.52)
Year Ended 4/30/2019(e)	$35.33	1.12	0.74	1.86	(1.00)	—	(1.00)
Advisor Class
Year Ended 4/30/2023	$32.81	1.30	(2.32)	(1.02)	(1.13)	—	(1.13)
Year Ended 4/30/2022	$37.71	0.98	(4.84)	(3.86)	(0.96)	(0.08)	(1.04)
Year Ended 4/30/2021(e)	$36.91	1.26	2.64	3.90	(1.23)	(1.87)	(3.10)
Year Ended 4/30/2020(e)	$36.16	1.20	1.15	2.35	(1.12)	(0.48)	(1.60)
Year Ended 4/30/2019(e)	$35.29	1.24	0.75	1.99	(1.12)	—	(1.12)
Class C
Year Ended 4/30/2023	$32.85	1.01	(2.34)	(1.33)	(0.82)	—	(0.82)
Year Ended 4/30/2022	$37.77	0.64	(4.89)	(4.25)	(0.59)	(0.08)	(0.67)
Year Ended 4/30/2021(e)	$36.96	0.87	2.65	3.52	(0.84)	(1.87)	(2.71)
Year Ended 4/30/2020(e)	$36.19	0.84	1.17	2.01	(0.76)	(0.48)	(1.24)
Year Ended 4/30/2019(e)	$35.33	0.84	0.78	1.62	(0.76)	—	(0.76)
Institutional Class
Year Ended 4/30/2023	$32.87	1.31	(2.33)	(1.02)	(1.13)	—	(1.13)
Year Ended 4/30/2022	$37.78	1.01	(4.87)	(3.86)	(0.97)	(0.08)	(1.05)
Year Ended 4/30/2021(e)	$36.98	1.26	2.64	3.90	(1.23)	(1.87)	(3.10)
Year Ended 4/30/2020(e)	$36.21	1.24	1.13	2.37	(1.12)	(0.48)	(1.60)
Year Ended 4/30/2019(e)	$35.34	1.20	0.79	1.99	(1.12)	—	(1.12)
Institutional 2 Class
Year Ended 4/30/2023	$32.81	1.35	(2.35)	(1.00)	(1.15)	—	(1.15)
Year Ended 4/30/2022	$37.71	1.03	(4.86)	(3.83)	(0.99)	(0.08)	(1.07)
Year Ended 4/30/2021(e)	$36.91	1.28	2.64	3.92	(1.25)	(1.87)	(3.12)
Year Ended 4/30/2020(e)	$36.15	1.24	1.16	2.40	(1.16)	(0.48)	(1.64)
Year Ended 4/30/2019(e)	$35.29	1.28	0.70	1.98	(1.12)	—	(1.12)
The accompanying Notes to Financial Statements are an integral part of this statement.
44	Columbia Total Return Bond Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2023	$30.70	(3.27%)	0.90%(c)	0.75%(c),(d)	4.02%	247%	$621,570
Year Ended 4/30/2022	$32.85	(10.72%)	0.87%(c)	0.74%(c),(d)	2.48%	173%	$699,471
Year Ended 4/30/2021(e)	$37.76	10.36%	0.88%(c)	0.74%(c),(d)	3.00%	295%	$786,976
Year Ended 4/30/2020(e)	$36.96	6.34%	0.90%(c)	0.74%(c),(d)	3.05%	272%	$694,852
Year Ended 4/30/2019(e)	$36.19	5.45%	0.91%(c)	0.86%(c),(d)	3.19%	262%	$681,416
Advisor Class
Year Ended 4/30/2023	$30.66	(3.04%)	0.64%(c)	0.50%(c),(d)	4.24%	247%	$264,456
Year Ended 4/30/2022	$32.81	(10.49%)	0.62%(c)	0.49%(c),(d)	2.69%	173%	$358,749
Year Ended 4/30/2021(e)	$37.71	10.62%	0.63%(c)	0.49%(c),(d)	3.27%	295%	$159,565
Year Ended 4/30/2020(e)	$36.91	6.61%	0.65%(c)	0.49%(c),(d)	3.32%	272%	$93,369
Year Ended 4/30/2019(e)	$36.16	5.72%	0.66%(c)	0.61%(c),(d)	3.53%	262%	$15,272
Class C
Year Ended 4/30/2023	$30.70	(3.99%)	1.65%(c)	1.50%(c),(d)	3.28%	247%	$16,428
Year Ended 4/30/2022	$32.85	(11.42%)	1.62%(c)	1.49%(c),(d)	1.73%	173%	$16,370
Year Ended 4/30/2021(e)	$37.77	9.57%	1.63%(c)	1.49%(c),(d)	2.25%	295%	$20,492
Year Ended 4/30/2020(e)	$36.96	5.55%	1.65%(c)	1.50%(c),(d)	2.30%	272%	$20,696
Year Ended 4/30/2019(e)	$36.19	4.66%	1.66%(c)	1.61%(c),(d)	2.37%	262%	$18,905
Institutional Class
Year Ended 4/30/2023	$30.72	(3.02%)	0.65%(c)	0.50%(c),(d)	4.26%	247%	$1,307,981
Year Ended 4/30/2022	$32.87	(10.49%)	0.62%(c)	0.49%(c),(d)	2.75%	173%	$1,497,858
Year Ended 4/30/2021(e)	$37.78	10.70%	0.63%(c)	0.49%(c),(d)	3.26%	295%	$1,062,540
Year Ended 4/30/2020(e)	$36.98	6.61%	0.65%(c)	0.49%(c),(d)	3.30%	272%	$710,558
Year Ended 4/30/2019(e)	$36.21	5.60%	0.66%(c)	0.61%(c),(d)	3.42%	262%	$949,377
Institutional 2 Class
Year Ended 4/30/2023	$30.66	(2.96%)	0.57%(c)	0.42%(c)	4.40%	247%	$274,094
Year Ended 4/30/2022	$32.81	(10.43%)	0.55%(c)	0.42%(c)	2.80%	173%	$209,091
Year Ended 4/30/2021(e)	$37.71	10.69%	0.57%(c)	0.43%(c)	3.33%	295%	$155,945
Year Ended 4/30/2020(e)	$36.91	6.69%	0.57%(c)	0.42%(c)	3.38%	272%	$84,295
Year Ended 4/30/2019(e)	$36.15	5.81%	0.58%(c)	0.53%(c)	3.64%	262%	$80,083
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2023	45

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 4/30/2023	$32.87	1.35	(2.33)	(0.98)	(1.17)	—	(1.17)
Year Ended 4/30/2022	$37.79	1.05	(4.88)	(3.83)	(1.01)	(0.08)	(1.09)
Year Ended 4/30/2021(e)	$36.98	1.29	2.66	3.95	(1.27)	(1.87)	(3.14)
Year Ended 4/30/2020(e)	$36.21	1.24	1.17	2.41	(1.16)	(0.48)	(1.64)
Year Ended 4/30/2019(e)	$35.35	1.28	0.74	2.02	(1.16)	—	(1.16)
Class R
Year Ended 4/30/2023	$32.87	1.15	(2.33)	(1.18)	(0.98)	—	(0.98)
Year Ended 4/30/2022	$37.78	0.82	(4.87)	(4.05)	(0.78)	(0.08)	(0.86)
Year Ended 4/30/2021(e)	$36.97	1.06	2.66	3.72	(1.04)	(1.87)	(2.91)
Year Ended 4/30/2020(e)	$36.20	1.04	1.17	2.21	(0.96)	(0.48)	(1.44)
Year Ended 4/30/2019(e)	$35.33	1.04	0.75	1.79	(0.92)	—	(0.92)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	4/30/2023	4/30/2022	4/30/2021	4/30/2020	4/30/2019
Class A	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Advisor Class	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Class C	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Institutional Class	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Institutional 2 Class	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Institutional 3 Class	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Class R	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
46	Columbia Total Return Bond Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 4/30/2023	$30.72	(2.90%)	0.52%(c)	0.37%(c)	4.38%	247%	$313,215
Year Ended 4/30/2022	$32.87	(10.41%)	0.50%(c)	0.37%(c)	2.85%	173%	$405,759
Year Ended 4/30/2021(e)	$37.79	10.73%	0.52%(c)	0.38%(c)	3.32%	295%	$354,336
Year Ended 4/30/2020(e)	$36.98	6.86%	0.53%(c)	0.37%(c)	3.42%	272%	$525,287
Year Ended 4/30/2019(e)	$36.21	5.73%	0.53%(c)	0.49%(c)	3.56%	262%	$258,172
Class R
Year Ended 4/30/2023	$30.71	(3.54%)	1.15%(c)	1.00%(c),(d)	3.75%	247%	$5,052
Year Ended 4/30/2022	$32.87	(10.94%)	1.12%(c)	0.99%(c),(d)	2.24%	173%	$6,352
Year Ended 4/30/2021(e)	$37.78	10.15%	1.13%(c)	0.99%(c),(d)	2.76%	295%	$4,752
Year Ended 4/30/2020(e)	$36.97	6.08%	1.15%(c)	1.00%(c),(d)	2.79%	272%	$2,501
Year Ended 4/30/2019(e)	$36.20	5.19%	1.16%(c)	1.11%(c),(d)	2.97%	262%	$2,380
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2023	47

Notes to Financial Statements
April 30, 2023
Note 1. Organization
Columbia Total Return Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
48	Columbia Total Return Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to
Columbia Total Return Bond Fund | Annual Report 2023	49

Notes to Financial Statements  (continued)
April 30, 2023
sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
50	Columbia Total Return Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates and to manage convexity risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
Columbia Total Return Bond Fund | Annual Report 2023	51

Notes to Financial Statements  (continued)
April 30, 2023
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or CCP, as applicable, may not fulfill its obligation under the contract.
52	Columbia Total Return Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Total Return Bond Fund | Annual Report 2023	53

Notes to Financial Statements  (continued)
April 30, 2023
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	3,205,641*
Credit risk	Upfront payments on swap contracts	5,396,633
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	17,565,200*
Interest rate risk	Investments, at value — Option contracts purchased	7,579,167
Total		33,746,641

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	3,668,912*
Credit risk	Upfront receipts on swap contracts	6,385,425
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	10,359
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	3,115,624*
Interest rate risk	Option contracts written, at value	255,536
Total		13,435,856

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(20,751,286)	(20,751,286)
Foreign exchange risk	(880,715)	—	—	—	—	(880,715)
Interest rate risk	—	(94,539,300)	7,870,794	(31,711,183)	—	(118,379,689)
Total	(880,715)	(94,539,300)	7,870,794	(31,711,183)	(20,751,286)	(140,011,690)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(5,965,107)	(5,965,107)
Foreign exchange risk	(122,479)	—	—	—	—	(122,479)
Interest rate risk	—	33,539,722	(35,179,390)	39,770,517	—	38,130,849
Total	(122,479)	33,539,722	(35,179,390)	39,770,517	(5,965,107)	32,043,263
54	Columbia Total Return Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	772,301,683
Futures contracts — short	627,585,785
Credit default swap contracts — buy protection	313,989,095
Credit default swap contracts — sell protection	55,762,500

Derivative instrument	Average value ($)*
Option contracts purchased	15,496,936
Option contracts written	(2,360,301)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	67,523	(36,016)

*	Based on the ending quarterly outstanding amounts for the year ended April 30, 2023.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Columbia Total Return Bond Fund | Annual Report 2023	55

Notes to Financial Statements  (continued)
April 30, 2023
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
56	Columbia Total Return Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of April 30, 2023:
	Citi ($)(a)	Citi ($)(a)	Goldman Sachs International ($)	JPMorgan ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Total ($)
Assets
Call option contracts purchased	6,010,640	-	-	-	1,568,527	-	7,579,167
OTC credit default swap contracts (b)	-	3,519,359	436,121	2,793,454	1,853,340	-	8,602,274
Total assets	6,010,640	3,519,359	436,121	2,793,454	3,421,867	-	16,181,441
Liabilities
Centrally cleared credit default swap contracts (c)	-	-	-	-	-	4,838,308	4,838,308
Forward foreign currency exchange contracts	10,359	-	-	-	-	-	10,359
Call option contracts written	36,360	-	-	-	-	-	36,360
Put option contracts written	152,729	-	-	-	66,447	-	219,176
OTC credit default swap contracts (b)	-	3,241,333	-	4,420,000	2,325,417	-	9,986,750
Total liabilities	199,448	3,241,333	-	4,420,000	2,391,864	4,838,308	15,090,953
Total financial and derivative net assets	5,811,192	278,026	436,121	(1,626,546)	1,030,003	(4,838,308)	1,090,488
Total collateral received (pledged) (d)	5,391,000	-	420,000	(1,626,546)	889,000	(4,838,308)	235,146
Net amount (e)	420,192	278,026	16,121	-	141,003	-	855,342

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is
Columbia Total Return Bond Fund | Annual Report 2023	57

Notes to Financial Statements  (continued)
April 30, 2023
recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
58	Columbia Total Return Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2023 was 0.48% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to
Columbia Total Return Bond Fund | Annual Report 2023	59

Notes to Financial Statements  (continued)
April 30, 2023
serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective through August 31, 2023, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended April 30, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.13
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2023, these minimum account balance fees reduced total expenses of the Fund by $1,683.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
60	Columbia Total Return Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended April 30, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00(a)	229,402
Class C	—	1.00(b)	4,591

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through August 31, 2024
Class A	0.74%
Advisor Class	0.49
Class C	1.49
Institutional Class	0.49
Institutional 2 Class	0.42
Institutional 3 Class	0.37
Class R	0.99
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, effective through August 31, 2023, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Total Return Bond Fund | Annual Report 2023	61

Notes to Financial Statements  (continued)
April 30, 2023
At April 30, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, derivative investments, swap investments, tax straddles, principal and/or interest from fixed income securities, defaulted securities/troubled debt, capital loss carryforwards, trustees’ deferred compensation and distributions.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(12,452,411)	12,452,411	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2023			Year Ended April 30, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
97,095,602	—	97,095,602	84,107,203	6,937,567	91,044,770
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
8,747,607	—	(388,222,421)	(258,136,611)
At April 30, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
3,669,581,183	10,975,561	(269,112,172)	(258,136,611)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended April 30, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(188,894,279)	(199,328,142)	(388,222,421)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
62	Columbia Total Return Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $7,449,468,494 and $7,592,219,141, respectively, for the year ended April 30, 2023, of which $6,704,571,029 and $6,312,035,479, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended April 30, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,285,714	4.35	7
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at April 30, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
Columbia Total Return Bond Fund | Annual Report 2023	63

Notes to Financial Statements  (continued)
April 30, 2023
The Fund had no borrowings during the year ended April 30, 2023.
Note 9. Fund reorganization
At the close of business on December 10, 2021, the Fund acquired the assets and assumed the identified liabilities of BMO Core Plus Bond Fund (the Acquired Fund), a series of BMO Funds Inc. The reorganization was completed after shareholders of the Acquired Fund approved a plan of reorganization at a shareholder meeting held on November 23, 2021. The purpose of the reorganization was to combine two funds with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $3,221,966,676 and the combined net assets immediately after the reorganization were $4,095,069,169.
The reorganization was accomplished by a tax-free exchange of 75,114,557 shares of the Acquired Fund valued at $873,102,493 (including $6,019,203 of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	1,160,251
Advisor Class	22,289,843
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on May 1, 2021, the Fund’s pro-forma results of operations for the year ended April 30, 2022 would have been approximately:
($)
Net investment income	104,475,000
Net realized loss	(114,922,000)
Net change in unrealized appreciation/(depreciation)	(384,820,000)
Net decrease in net assets from operations	(395,267,000)
Note 10. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
64	Columbia Total Return Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Columbia Total Return Bond Fund | Annual Report 2023	65

Notes to Financial Statements  (continued)
April 30, 2023
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At April 30, 2023, two unaffiliated shareholders of record owned 23.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 41.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
66	Columbia Total Return Bond Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Total Return Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Total Return Bond Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2023, the related statement of operations for the year ended April 30, 2023, the statement of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2023 and the financial highlights for each of the five years in the period ended April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Total Return Bond Fund | Annual Report 2023	67

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Section 163(j) Interest Dividends
100.00%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	174	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
68	Columbia Total Return Bond Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	174	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	174	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	172	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Columbia Total Return Bond Fund | Annual Report 2023	69

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	172	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	174	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	174	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	174	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	172	None
70	Columbia Total Return Bond Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	172	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	174	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	172	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Columbia Total Return Bond Fund | Annual Report 2023	71

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	174	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	174	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
72	Columbia Total Return Bond Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of North America Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Columbia Total Return Bond Fund | Annual Report 2023	73

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022, through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
74	Columbia Total Return Bond Fund | Annual Report 2023

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Columbia Total Return Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN166_04_N01_(06/23)

Annual Report
April 30, 2023
Columbia Corporate Income Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Corporate Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Corporate Income Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting primarily of current income and secondarily of capital appreciation.
Portfolio management
Tom Murphy, CFA
Lead Portfolio Manager
Managed Fund since 2011
Royce Wilson, CFA
Portfolio Manager
Managed Fund since 2020
John Dawson, CFA
Portfolio Manager
Managed Fund since 2020
Shannon Rinehart, CFA
Portfolio Manager
Managed Fund since February 2022
Average annual total returns (%) (for the period ended April 30, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/31/00	1.51	2.18	2.04
	Including sales charges		-3.31	1.20	1.54
Advisor Class		11/08/12	1.65	2.41	2.29
Class C	Excluding sales charges	07/15/02	0.95	1.60	1.44
	Including sales charges		-0.03	1.60	1.44
Institutional Class		03/05/86	1.76	2.44	2.29
Institutional 2 Class		11/08/12	1.86	2.54	2.41
Institutional 3 Class		11/08/12	1.80	2.57	2.45
Blended Benchmark			0.78	2.16	2.49
Bloomberg U.S. Corporate Bond Index			0.68	1.97	2.21
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Blended Benchmark is a weighted custom benchmark, established by the Investment Manager, consisting of an 85% weighting in the Bloomberg U.S. Corporate Bond Index and a 15% weighting in the ICE Bank of America (ICE BofA) U.S. Cash Pay High Yield Constrained Index, which tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market. Effective July 1, 2022, the ICE BofA U.S. Cash Pay High Yield Constrained Index now includes transaction costs.
The Bloomberg U.S. Corporate Bond Index measures the investment-grade, fixed-rate, taxable, corporate bond market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes, other expenses of investing or, for ICE BofA U.S. Cash Pay High Yield Constrained Index for periods prior to July 2022, transaction costs. Securities in the Fund may not match those in an index.
Columbia Corporate Income Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (April 30, 2013 — April 30, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Corporate Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2023)
Common Stocks	0.0(a)
Convertible Bonds	0.0(a)
Corporate Bonds & Notes	90.5
Foreign Government Obligations	0.0(a)
Money Market Funds	5.7
Senior Loans	0.2
U.S. Treasury Obligations	3.6
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at April 30, 2023)
AAA rating	4.6
AA rating	6.0
A rating	26.1
BBB rating	48.5
BB rating	6.9
B rating	6.3
CCC rating	1.5
Not rated	0.1
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Corporate Income Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At April 30, 2023, approximately 53.63% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended April 30, 2023, the Class A shares of Columbia Corporate Income Fund returned 1.51% excluding sales charges. The Fund’s Blended Benchmark returned 0.78% for the same time period.
Market overview
For much of the reporting period, geopolitical developments including Russia’s ongoing war against Ukraine and the shuttering of China’s economy in response to COVID-19 weighed heavily on risk sentiment. At the same time, central bankers were struggling to rein in historically high inflation. The U.S. Federal Reserve (Fed) initiated a series of sharp interest rate hikes, ultimately bringing the federal funds target to a range of 4.50% to 4.75%, versus 0% to 0.25% at the beginning of 2022. U.S. Treasury yields moved higher in response with the 10-year Treasury yield peaking at 4.24% in late October 2022, and the Treasury yield curve became inverted as the market anticipated recession.
Entering 2023, risk assets including corporate bonds rallied amid growing optimism that the Fed and other leading central banks were poised to stop raising interest rates. In March, the failure of three U.S. banks and collapse of European giant Credit Suisse raised fears of a financial crisis. The Fed implemented a new lending program to backstop bank liquidity in response, while the market began to anticipate Fed rate cuts over the second half of the year. The outlook for easier monetary policy and a flight to safety in the wake of banking concerns led Treasury yields to move sharply lower, supporting bond market returns. As of April 30, 2023, the yield on the 10-year Treasury note closed at 3.44% versus 2.89% 12 months earlier.
The Fund’s notable contributors during the period
•	Positive contributions to the Fund’s performance relative to the benchmark over the 12-month period were highlighted by individual bond selection within the industrials and utilities sectors.
•	In terms of individual names, an overweight to Netflix Inc. was the top contributor to performance over the period.
•	The Fund’s credit risk profile within both investment-grade and high-yield corporate bonds was higher than that of the benchmark, which contributed to performance as credit spreads narrowed over the latter part of the period.
•	The Fund’s allocation across industries contributed to relative performance as well. In particular, overweight exposure to the aerospace & defense and food & beverage segments was additive, along with underweights in both office and retail real estate investment trusts (REITs).
•	The Fund’s stance with respect to duration (and corresponding interest rate sensitivity) and positioning along the yield curve also proved beneficial. Duration and yield curve positioning are generally not a meaningful source of relative performance for the Fund as the management team seeks to maintain portfolio duration within a fairly narrow band around that of the benchmark.
The Fund’s notable detractors during the period
•	While detractors from the Fund’s performance were limited, an overweight allocation to the life insurance industry weighed on return relative to the benchmark.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity that
Columbia Corporate Income Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Corporate Income Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2022 — April 30, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,089.10	1,020.25	4.46	4.31	0.87
Advisor Class	1,000.00	1,000.00	1,090.60	1,021.48	3.18	3.07	0.62
Class C	1,000.00	1,000.00	1,087.40	1,017.56	7.27	7.02	1.42
Institutional Class	1,000.00	1,000.00	1,090.40	1,021.48	3.18	3.07	0.62
Institutional 2 Class	1,000.00	1,000.00	1,091.00	1,021.97	2.67	2.58	0.52
Institutional 3 Class	1,000.00	1,000.00	1,091.30	1,022.22	2.41	2.33	0.47
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Corporate Income Fund | Annual Report 2023	7

Portfolio of Investments
April 30, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 0.0%
Issuer	Shares	Value ($)
Financials 0.0%
Financial Services 0.0%
Mr. Cooper Group, Inc.(a)	1,782	82,507
Total Financials		82,507
Total Common Stocks (Cost $1,077,470)		82,507

Convertible Bonds 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.0%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	471,000	221,841
Total Convertible Bonds (Cost $451,248)			221,841

Corporate Bonds & Notes 91.9%

Aerospace & Defense 4.4%
BAE Systems Holdings, Inc.(b)
10/07/2024	3.800%	3,635,000	3,565,640
BAE Systems PLC(b)
02/15/2031	1.900%	29,890,000	24,412,499
Boeing Co. (The)
05/01/2034	3.600%	7,309,000	6,282,730
08/01/2059	3.950%	13,826,000	10,147,047
05/01/2060	5.930%	3,065,000	3,029,594
Bombardier, Inc.(b)
04/15/2027	7.875%	200,000	199,506
Howmet Aerospace, Inc.
01/15/2029	3.000%	9,685,000	8,718,171
Moog, Inc.(b)
12/15/2027	4.250%	139,000	130,711
Northrop Grumman Corp.
03/15/2053	4.950%	4,720,000	4,665,008
Raytheon Technologies Corp.
03/15/2032	2.375%	4,340,000	3,662,626
Spirit AeroSystems, Inc.(b)
11/30/2029	9.375%	225,000	241,932
TransDigm, Inc.(b)
03/15/2026	6.250%	5,391,000	5,416,845
08/15/2028	6.750%	567,000	575,629
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TransDigm, Inc.
06/15/2026	6.375%	622,000	621,604
05/01/2029	4.875%	664,000	603,243
Total			72,272,785
Airlines 0.3%
Air Canada(b)
08/15/2026	3.875%	520,000	481,279
American Airlines, Inc.(b)
07/15/2025	11.750%	400,000	440,548
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(b)
04/20/2026	5.500%	2,322,207	2,281,291
04/20/2029	5.750%	179,155	170,398
Delta Air Lines, Inc.
04/19/2028	4.375%	135,000	127,280
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(b)
01/20/2026	5.750%	482,739	449,591
United Airlines, Inc.(b)
04/15/2026	4.375%	219,000	209,130
04/15/2029	4.625%	245,000	221,725
United Airlines, Inc. Pass-Through Trust
10/15/2027	5.875%	1,185,828	1,182,380
Total			5,563,622
Automotive 0.9%
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	197,000	189,189
Clarios Global LP(b)
05/15/2025	6.750%	80,000	80,096
Ford Motor Co.
02/12/2032	3.250%	2,908,000	2,248,452
12/08/2046	5.291%	2,000,000	1,613,804
Ford Motor Credit Co. LLC
09/08/2024	3.664%	1,168,000	1,129,092
06/16/2025	5.125%	256,000	249,234
08/04/2025	4.134%	1,500,000	1,423,147
11/13/2025	3.375%	1,251,000	1,161,930
08/17/2027	4.125%	554,000	507,999
02/10/2029	2.900%	1,642,000	1,359,418
11/13/2030	4.000%	214,000	183,441
General Motors Co.
04/01/2048	5.400%	2,835,000	2,432,211
Goodyear Tire & Rubber Co. (The)
07/15/2029	5.000%	223,000	197,456
KAR Auction Services, Inc.(b)
06/01/2025	5.125%	204,000	202,995
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Corporate Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Panther BF Aggregator 2 LP/Finance Co., Inc.(b)
05/15/2026	6.250%	60,000	59,658
05/15/2027	8.500%	703,000	708,028
ZF North America Capital, Inc.(b)
04/14/2030	7.125%	314,000	324,257
Total			14,070,407
Banking 15.5%
Ally Financial, Inc.
05/21/2024	3.875%	171,000	166,489
Subordinated
11/20/2025	5.750%	300,000	291,034
Bank of America Corp.(c)
10/22/2030	2.884%	9,530,000	8,292,491
07/23/2031	1.898%	19,015,000	15,278,199
10/24/2031	1.922%	34,690,000	27,695,402
10/20/2032	2.572%	6,270,000	5,149,871
02/04/2033	2.972%	11,010,000	9,300,078
Subordinated
09/21/2036	2.482%	9,289,000	7,099,630
Citigroup, Inc.(c)
06/03/2031	2.572%	12,483,000	10,559,148
01/25/2033	3.057%	19,390,000	16,526,343
Goldman Sachs Group, Inc. (The)(c)
07/21/2032	2.383%	7,385,000	6,031,975
10/21/2032	2.650%	22,412,000	18,626,725
HSBC Holdings PLC(c)
05/24/2032	2.804%	3,705,000	3,032,075
11/22/2032	2.871%	16,329,000	13,353,200
03/09/2034	6.254%	5,638,000	5,881,030
JPMorgan Chase & Co.(c)
10/15/2030	2.739%	18,187,000	15,944,861
11/19/2031	1.764%	3,635,000	2,908,376
04/22/2032	2.580%	16,805,000	14,123,625
11/08/2032	2.545%	20,138,000	16,766,077
Morgan Stanley(c)
07/21/2032	2.239%	13,464,000	10,878,913
10/20/2032	2.511%	5,837,000	4,800,865
Subordinated
09/16/2036	2.484%	6,269,000	4,812,225
Washington Mutual Bank(d),(e),(f)
Subordinated
01/15/2015	0.000%	6,350,000	9,525
Wells Fargo & Co.(c)
10/30/2030	2.879%	13,846,000	12,114,273
02/11/2031	2.572%	18,759,000	16,036,103
04/25/2053	4.611%	7,690,000	6,890,914
Total			252,569,447
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brokerage/Asset Managers/Exchanges 0.3%
AG Issuer LLC(b)
03/01/2028	6.250%	350,000	326,131
AG TTMT Escrow Issuer LLC(b)
09/30/2027	8.625%	448,000	459,976
Hightower Holding LLC(b)
04/15/2029	6.750%	455,000	394,609
NFP Corp(b)
10/01/2030	7.500%	2,497,000	2,454,064
NFP Corp.(b)
08/15/2028	4.875%	492,000	448,169
08/15/2028	6.875%	1,340,000	1,169,747
Total			5,252,696
Building Materials 0.2%
American Builders & Contractors Supply Co., Inc.(b)
01/15/2028	4.000%	455,000	417,201
Beacon Roofing Supply, Inc.(b)
11/15/2026	4.500%	550,000	522,950
Interface, Inc.(b)
12/01/2028	5.500%	210,000	168,361
James Hardie International Finance DAC(b)
01/15/2028	5.000%	572,000	541,849
SRS Distribution, Inc.(b)
07/01/2028	4.625%	551,000	486,494
07/01/2029	6.125%	439,000	363,088
12/01/2029	6.000%	488,000	397,380
White Cap Buyer LLC(b)
10/15/2028	6.875%	567,000	495,846
Total			3,393,169
Cable and Satellite 2.5%
CCO Holdings LLC/Capital Corp.(b)
05/01/2027	5.125%	324,000	306,387
03/01/2030	4.750%	1,263,000	1,087,206
02/01/2031	4.250%	1,353,000	1,113,365
02/01/2032	4.750%	531,000	439,437
CCO Holdings LLC/Capital Corp.
05/01/2032	4.500%	381,000	305,594
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	19,808,000	16,164,938
12/01/2061	4.400%	2,768,000	1,854,252
06/30/2062	3.950%	2,456,000	1,515,425
04/01/2063	5.500%	843,000	671,848
Comcast Corp.
11/01/2056	2.937%	4,717,000	3,129,875

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
April 30, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSC Holdings LLC(b)
01/15/2030	5.750%	664,000	338,672
12/01/2030	4.125%	1,316,000	945,473
02/15/2031	3.375%	504,000	346,962
DIRECTV Holdings LLC/Financing Co., Inc.(b)
08/15/2027	5.875%	298,000	261,523
DISH DBS Corp.
07/01/2026	7.750%	1,153,000	665,713
06/01/2029	5.125%	833,000	385,100
DISH Network Corp.(b)
11/15/2027	11.750%	996,000	941,835
NBCUniversal Media LLC
01/15/2043	4.450%	1,810,000	1,659,602
Radiate Holdco LLC/Finance, Inc.(b)
09/15/2026	4.500%	346,000	270,799
09/15/2028	6.500%	1,027,000	478,619
Sirius XM Radio, Inc.(b)
09/01/2026	3.125%	1,933,000	1,730,110
07/15/2028	4.000%	1,000,000	845,158
07/01/2030	4.125%	461,000	369,627
Videotron Ltd.(b)
06/15/2029	3.625%	255,000	222,110
Virgin Media Finance PLC(b)
07/15/2030	5.000%	1,806,000	1,519,867
Virgin Media Secured Finance PLC(b)
05/15/2029	5.500%	168,000	154,488
VZ Secured Financing BV(b)
01/15/2032	5.000%	990,000	826,370
Ziggo Bond Co. BV(b)
02/28/2030	5.125%	509,000	413,430
Ziggo Bond Finance BV(b)
01/15/2027	6.000%	501,000	475,307
Ziggo BV(b)
01/15/2030	4.875%	1,000,000	860,411
Total			40,299,503
Chemicals 0.6%
Avient Corp.(b)
08/01/2030	7.125%	428,000	437,730
Axalta Coating Systems LLC(b)
02/15/2029	3.375%	650,000	565,376
Axalta Coating Systems LLC/Dutch Holding B BV(b)
06/15/2027	4.750%	265,000	256,149
Cheever Escrow Issuer LLC(b)
10/01/2027	7.125%	554,000	528,299
Element Solutions, Inc.(b)
09/01/2028	3.875%	533,000	470,962
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HB Fuller Co.
10/15/2028	4.250%	818,000	750,809
Herens Holdco Sarl(b)
05/15/2028	4.750%	714,000	592,116
Illuminate Buyer LLC/Holdings IV, Inc.(b)
07/01/2028	9.000%	355,000	315,519
Innophos Holdings, Inc.(b)
02/15/2028	9.375%	401,000	406,144
Iris Holdings, Inc.(b),(g)
02/15/2026	8.750%	245,000	226,114
Olympus Water US Holding Corp.(b)
10/01/2028	4.250%	432,000	367,678
10/01/2029	6.250%	393,000	315,964
SPCM SA(b)
03/15/2027	3.125%	46,000	41,327
Unifrax Escrow Issuer Corp.(b)
09/30/2028	5.250%	219,000	180,470
09/30/2029	7.500%	123,000	88,975
WR Grace Holdings LLC(b)
06/15/2027	4.875%	4,348,000	4,136,106
08/15/2029	5.625%	675,000	582,492
03/01/2031	7.375%	149,000	149,348
Total			10,411,578
Construction Machinery 2.0%
Caterpillar Financial Services Corp.
01/06/2026	4.800%	15,400,000	15,642,362
H&E Equipment Services, Inc.(b)
12/15/2028	3.875%	895,000	773,224
John Deere Capital Corp.
01/09/2026	4.800%	15,400,000	15,636,649
Ritchie Bros Holdings, Inc.(b)
03/15/2028	6.750%	125,000	129,346
03/15/2031	7.750%	292,000	310,245
United Rentals North America, Inc.
05/15/2027	5.500%	49,000	48,683
02/15/2031	3.875%	181,000	159,157
01/15/2032	3.750%	211,000	181,017
Total			32,880,683
Consumer Cyclical Services 0.3%
APX Group, Inc.(b)
07/15/2029	5.750%	68,000	60,790
Arches Buyer, Inc.(b)
06/01/2028	4.250%	600,000	516,204
12/01/2028	6.125%	612,000	530,642
Match Group Holdings II LLC(b)
10/01/2031	3.625%	590,000	481,562

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Corporate Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Match Group, Inc.(b)
06/01/2028	4.625%	174,000	160,514
Staples, Inc.(b)
04/15/2026	7.500%	338,000	285,523
Uber Technologies, Inc.(b)
05/15/2025	7.500%	778,000	789,711
01/15/2028	6.250%	257,000	259,341
08/15/2029	4.500%	1,635,000	1,507,059
Total			4,591,346
Consumer Products 0.2%
CD&R Smokey Buyer, Inc.(b)
07/15/2025	6.750%	962,000	846,642
Mattel, Inc.(b)
04/01/2026	3.375%	171,000	161,714
04/01/2029	3.750%	532,000	480,387
Mattel, Inc.
11/01/2041	5.450%	54,000	48,027
Newell Brands, Inc.
06/01/2025	4.875%	92,000	89,608
09/15/2027	6.375%	169,000	166,254
09/15/2029	6.625%	240,000	237,229
Prestige Brands, Inc.(b)
01/15/2028	5.125%	509,000	493,712
04/01/2031	3.750%	237,000	200,725
Spectrum Brands, Inc.
07/15/2025	5.750%	209,000	207,613
Spectrum Brands, Inc.(b)
10/01/2029	5.000%	492,000	447,165
07/15/2030	5.500%	36,000	33,180
Tempur Sealy International, Inc.(b)
10/15/2031	3.875%	303,000	250,942
Total			3,663,198
Diversified Manufacturing 1.7%
BWX Technologies, Inc.(b)
06/30/2028	4.125%	231,000	214,131
Carrier Global Corp.
02/15/2030	2.722%	27,543,000	24,113,187
Chart Industries, Inc.(b)
01/01/2030	7.500%	282,000	290,867
01/01/2031	9.500%	97,000	102,637
Gates Global LLC/Co.(b)
01/15/2026	6.250%	807,000	799,854
Madison IAQ LLC(b)
06/30/2028	4.125%	600,000	528,073
06/30/2029	5.875%	538,000	421,239
Resideo Funding, Inc.(b)
09/01/2029	4.000%	422,000	360,333
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vertical US Newco, Inc.(b)
07/15/2027	5.250%	526,000	491,638
WESCO Distribution, Inc.(b)
06/15/2025	7.125%	302,000	307,052
06/15/2028	7.250%	603,000	619,735
Total			28,248,746
Electric 11.5%
AEP Texas, Inc.
01/15/2050	3.450%	14,242,000	10,588,997
AES Corp. (The)
01/15/2031	2.450%	6,605,000	5,420,766
American Electric Power Co., Inc.
11/01/2032	5.950%	3,021,000	3,228,547
American Transmission Systems, Inc.(b)
01/15/2032	2.650%	6,334,000	5,357,827
CenterPoint Energy, Inc.
09/01/2024	2.500%	3,517,000	3,384,069
Clearway Energy Operating LLC(b)
03/15/2028	4.750%	1,709,000	1,624,784
02/15/2031	3.750%	1,052,000	899,721
01/15/2032	3.750%	215,000	180,461
CMS Energy Corp.
11/15/2025	3.600%	8,564,000	8,262,854
Dominion Energy, Inc.
08/15/2052	4.850%	3,710,000	3,384,858
DTE Energy Co.
11/01/2024	4.220%	11,569,000	11,430,299
06/15/2029	3.400%	8,476,000	7,827,735
Duke Energy Corp.
06/15/2031	2.550%	11,525,000	9,709,785
08/15/2052	5.000%	1,652,000	1,552,259
Duke Energy Ohio, Inc.
04/01/2053	5.650%	2,314,000	2,451,288
Emera US Finance LP
06/15/2046	4.750%	7,153,000	5,943,014
Eversource Energy
10/01/2024	2.900%	5,000,000	4,844,508
08/15/2030	1.650%	26,512,000	21,588,888
Exelon Corp.
03/15/2032	3.350%	10,315,000	9,282,722
03/15/2053	5.600%	10,375,000	10,682,011
FirstEnergy Corp.
03/01/2050	3.400%	2,000,000	1,399,061
Georgia Power Co.
03/15/2042	4.300%	5,099,000	4,518,495
Jersey Central Power & Light Co.(b)
03/01/2032	2.750%	1,783,000	1,509,562

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
April 30, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Leeward Renewable Energy Operations LLC(b)
07/01/2029	4.250%	130,000	117,538
NextEra Energy Operating Partners LP(b)
09/15/2027	4.500%	425,000	400,157
NRG Energy, Inc.
01/15/2028	5.750%	7,000	6,829
NRG Energy, Inc.(b)
06/15/2029	5.250%	2,298,000	2,121,880
Pacific Gas and Electric Co.
07/01/2050	4.950%	19,020,000	15,497,888
04/01/2053	6.700%	1,257,000	1,283,243
PG&E Corp.
07/01/2030	5.250%	398,000	366,937
Southern California Edison Co.
04/01/2047	4.000%	1,665,000	1,376,703
Vistra Operations Co. LLC(b)
09/01/2026	5.500%	159,000	156,067
02/15/2027	5.625%	408,000	397,859
07/31/2027	5.000%	252,000	239,526
05/01/2029	4.375%	310,000	277,418
WEC Energy Group, Inc.
10/01/2027	5.150%	7,652,000	7,818,966
10/15/2027	1.375%	7,695,000	6,715,180
01/15/2028	4.750%	11,138,000	11,198,654
Xcel Energy, Inc.
11/15/2031	2.350%	5,588,000	4,613,754
Total			187,661,110
Environmental 0.6%
Clean Harbors, Inc.(b)
02/01/2031	6.375%	90,000	91,880
GFL Environmental, Inc.(b)
06/01/2025	4.250%	95,000	92,421
08/01/2025	3.750%	7,660,000	7,411,956
12/15/2026	5.125%	364,000	358,525
08/01/2028	4.000%	320,000	292,312
06/15/2029	4.750%	509,000	473,682
Waste Pro USA, Inc.(b)
02/15/2026	5.500%	941,000	875,179
Total			9,595,955
Finance Companies 0.3%
Navient Corp.
10/25/2024	5.875%	111,000	109,227
06/15/2026	6.750%	475,000	462,764
OneMain Finance Corp.
09/15/2030	4.000%	303,000	229,379
Provident Funding Associates LP/Finance Corp.(b)
06/15/2025	6.375%	325,000	286,466
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Quicken Loans LLC/Co-Issuer, Inc.(b)
03/01/2029	3.625%	321,000	271,283
Rocket Mortgage LLC/Co-Issuer, Inc.(b)
10/15/2033	4.000%	3,812,000	2,983,060
Springleaf Finance Corp.
03/15/2024	6.125%	585,000	575,587
Total			4,917,766
Food and Beverage 5.1%
Bacardi Ltd.(b)
05/15/2038	5.150%	3,790,000	3,678,130
05/15/2048	5.300%	10,923,000	10,221,227
Constellation Brands, Inc.(h)
05/01/2033	4.900%	22,300,000	22,379,588
Darling Ingredients, Inc.(b)
06/15/2030	6.000%	552,000	546,256
FAGE International SA/USA Dairy Industry, Inc.(b)
08/15/2026	5.625%	2,056,000	1,915,319
Lamb Weston Holdings, Inc.(b)
01/31/2032	4.375%	463,000	423,198
Mars, Inc.(b)
04/20/2033	4.750%	14,205,000	14,360,360
Mondelez International, Inc.
03/17/2027	2.625%	7,780,000	7,287,900
Nestle Holdings, Inc.(b)
03/13/2026	5.250%	16,725,000	17,194,371
Post Holdings, Inc.(b)
03/01/2027	5.750%	910,000	903,595
04/15/2030	4.625%	736,000	664,471
09/15/2031	4.500%	523,000	457,657
Primo Water Holdings, Inc.(b)
04/30/2029	4.375%	309,000	272,918
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(b)
03/01/2029	4.625%	653,000	539,525
Triton Water Holdings, Inc.(b)
04/01/2029	6.250%	510,000	428,313
US Foods, Inc.(b)
02/15/2029	4.750%	523,000	486,405
06/01/2030	4.625%	354,000	323,510
Total			82,082,743
Gaming 0.6%
Boyd Gaming Corp.
12/01/2027	4.750%	205,000	197,653
Boyd Gaming Corp.(b)
06/15/2031	4.750%	503,000	459,028

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Corporate Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Caesars Entertainment, Inc.(b)
10/15/2029	4.625%	1,543,000	1,351,938
02/15/2030	7.000%	913,000	921,823
Churchill Downs, Inc.(b)
05/01/2031	6.750%	284,000	286,022
Colt Merger Sub, Inc.(b)
07/01/2025	5.750%	664,000	668,893
07/01/2025	6.250%	625,000	625,861
07/01/2027	8.125%	56,000	57,094
International Game Technology PLC(b)
04/15/2026	4.125%	2,003,000	1,927,145
MGM Resorts International
05/01/2025	6.750%	1,375,000	1,387,221
Midwest Gaming Borrower LLC(b)
05/01/2029	4.875%	414,000	372,003
Penn National Gaming, Inc.(b)
07/01/2029	4.125%	242,000	204,873
Scientific Games Holdings LP/US FinCo, Inc.(b)
03/01/2030	6.625%	719,000	637,751
Scientific Games International, Inc.(b)
07/01/2025	8.625%	104,000	106,376
11/15/2029	7.250%	579,000	580,537
Wynn Resorts Finance LLC/Capital Corp.(b)
10/01/2029	5.125%	126,000	116,109
Total			9,900,327
Health Care 2.6%
Acadia Healthcare Co., Inc.(b)
07/01/2028	5.500%	1,258,000	1,214,584
04/15/2029	5.000%	109,000	103,205
AdaptHealth LLC(b)
08/01/2029	4.625%	235,000	191,821
03/01/2030	5.125%	749,000	619,761
Avantor Funding, Inc.(b)
07/15/2028	4.625%	914,000	855,749
11/01/2029	3.875%	941,000	830,516
Catalent Pharma Solutions, Inc.(b)
04/01/2030	3.500%	501,000	423,834
Charles River Laboratories International, Inc.(b)
03/15/2029	3.750%	148,000	130,449
03/15/2031	4.000%	194,000	168,861
CHS/Community Health Systems, Inc.(b)
04/15/2029	6.875%	459,000	339,645
05/15/2030	5.250%	1,288,000	1,072,126
02/15/2031	4.750%	244,000	196,769
CVS Health Corp.
07/20/2045	5.125%	9,530,000	9,001,237
Encompass Health Corp.
02/01/2028	4.500%	1,000,000	943,167
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GE Healthcare Holding LLC(b)
11/15/2027	5.650%	5,867,000	6,058,020
11/22/2052	6.377%	2,810,000	3,152,105
HCA, Inc.(b)
03/15/2052	4.625%	13,111,000	10,869,566
Indigo Merger Sub, Inc.(b)
07/15/2026	2.875%	200,000	183,074
Mozart Debt Merger Sub, Inc.(b)
04/01/2029	3.875%	100,000	87,479
10/01/2029	5.250%	1,422,000	1,229,869
Select Medical Corp.(b)
08/15/2026	6.250%	1,121,000	1,098,371
Tenet Healthcare Corp.
01/01/2026	4.875%	405,000	398,743
02/01/2027	6.250%	394,000	392,392
11/01/2027	5.125%	1,793,000	1,741,088
10/01/2028	6.125%	721,000	699,422
Total			42,001,853
Healthcare Insurance 3.2%
Aetna, Inc.
11/15/2042	4.125%	2,686,000	2,285,662
Centene Corp.
02/15/2030	3.375%	7,594,000	6,706,730
10/15/2030	3.000%	2,046,000	1,746,646
03/01/2031	2.500%	11,897,000	9,704,571
UnitedHealth Group, Inc.
02/15/2030	5.300%	22,077,000	23,293,986
04/15/2063	5.200%	7,295,000	7,430,863
Total			51,168,458
Home Construction 0.1%
Meritage Homes Corp.
06/01/2025	6.000%	330,000	333,416
Meritage Homes Corp.(b)
04/15/2029	3.875%	423,000	381,727
Shea Homes LP/Funding Corp.
02/15/2028	4.750%	171,000	156,419
04/01/2029	4.750%	65,000	57,934
Taylor Morrison Communities, Inc.(b)
01/15/2028	5.750%	193,000	191,510
08/01/2030	5.125%	355,000	333,970
Total			1,454,976
Independent Energy 1.1%
Apache Corp.
02/01/2042	5.250%	748,000	633,181
04/15/2043	4.750%	403,000	314,499

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2023	13

Portfolio of Investments  (continued)
April 30, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Baytex Energy Corp.(b)
04/30/2030	8.500%	423,000	425,208
Callon Petroleum Co.
07/01/2026	6.375%	922,000	889,145
Callon Petroleum Co.(b)
08/01/2028	8.000%	191,000	188,500
Canadian Natural Resources Ltd.
06/01/2027	3.850%	4,885,000	4,695,769
Centennial Resource Production LLC(b)
04/01/2027	6.875%	114,000	112,665
CNX Resources Corp.(b)
03/14/2027	7.250%	57,000	56,679
01/15/2029	6.000%	519,000	480,153
01/15/2031	7.375%	200,000	192,986
Colgate Energy Partners III LLC(b)
07/01/2029	5.875%	1,402,000	1,323,870
Comstock Resources, Inc.(b)
03/01/2029	6.750%	235,000	212,713
01/15/2030	5.875%	174,000	149,655
CrownRock LP/Finance, Inc.(b)
10/15/2025	5.625%	219,000	216,290
05/01/2029	5.000%	153,000	144,758
Endeavor Energy Resources LP/Finance, Inc.(b)
01/30/2028	5.750%	158,000	157,266
Hilcorp Energy I LP/Finance Co.(b)
02/01/2029	5.750%	731,000	682,687
04/15/2030	6.000%	226,000	210,690
02/01/2031	6.000%	300,000	277,629
04/15/2032	6.250%	353,000	330,539
Matador Resources Co.
09/15/2026	5.875%	520,000	511,070
Matador Resources Co.(b)
04/15/2028	6.875%	297,000	299,217
Occidental Petroleum Corp.
09/01/2030	6.625%	593,000	632,449
01/01/2031	6.125%	1,173,000	1,227,864
09/15/2036	6.450%	208,000	221,514
08/15/2039	4.300%	1,250,000	1,024,282
03/15/2046	6.600%	1,048,000	1,118,096
Southwestern Energy Co.
02/01/2029	5.375%	227,000	214,543
02/01/2032	4.750%	1,134,000	1,001,965
Total			17,945,882
Integrated Energy 0.3%
BP Capital Markets America, Inc.
03/17/2052	3.001%	755,000	534,921
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cenovus Energy, Inc.
02/15/2052	3.750%	5,913,000	4,291,579
Total			4,826,500
Leisure 0.5%
Carnival Corp.(b)
03/01/2027	5.750%	1,309,000	1,077,168
08/01/2028	4.000%	740,000	641,620
05/01/2029	6.000%	572,000	449,299
Carnival Holdings Bermuda Ltd.(b)
05/01/2028	10.375%	354,000	380,572
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(b)
05/01/2025	5.500%	300,000	299,228
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC
10/01/2028	6.500%	472,000	464,275
Cinemark USA, Inc.(b)
05/01/2025	8.750%	121,000	123,421
03/15/2026	5.875%	701,000	669,838
07/15/2028	5.250%	250,000	223,681
Live Nation Entertainment, Inc.(b)
05/15/2027	6.500%	258,000	259,589
10/15/2027	4.750%	398,000	369,174
NCL Corp., Ltd.(b)
02/15/2029	7.750%	112,000	95,473
Royal Caribbean Cruises Ltd.(b)
07/01/2026	4.250%	292,000	261,364
08/31/2026	5.500%	426,000	390,846
07/15/2027	5.375%	226,000	200,829
08/15/2027	11.625%	605,000	643,751
01/15/2029	8.250%	525,000	551,436
01/15/2030	7.250%	630,000	632,023
Royal Caribbean Cruises Ltd.
03/15/2028	3.700%	368,000	298,598
Six Flags Entertainment Corp.(b),(h)
05/15/2031	7.250%	435,000	426,432
Total			8,458,617
Life Insurance 8.5%
Five Corners Funding Trust(b)
11/15/2023	4.419%	23,065,000	22,915,620
Five Corners Funding Trust III(b)
02/15/2033	5.791%	12,016,000	12,329,582
Guardian Life Global Funding(b)
12/10/2025	0.875%	13,510,000	12,142,722
MassMutual Global Funding II(b)
04/10/2026	4.500%	12,530,000	12,488,678

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Corporate Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
New York Life Insurance Co.(b)
Subordinated
05/15/2050	3.750%	2,780,000	2,226,980
Northwestern Mutual Global Funding(b)
01/14/2026	0.800%	8,667,000	7,831,719
06/01/2028	1.700%	4,830,000	4,223,639
Northwestern Mutual Life Insurance Co. (The)(b)
Subordinated
09/30/2059	3.625%	8,678,000	6,322,066
Pacific Life Global Funding II(b)
04/14/2026	1.375%	17,139,000	15,481,034
Peachtree Corners Funding Trust(b)
02/15/2025	3.976%	19,150,000	18,642,108
Principal Life Global Funding II(b)
11/21/2024	2.250%	11,590,000	11,081,864
08/16/2026	1.250%	1,000,000	889,100
Teachers Insurance & Annuity Association of America(b)
Subordinated
09/15/2044	4.900%	4,715,000	4,378,310
05/15/2050	3.300%	9,334,000	6,636,320
Voya Financial, Inc.
06/15/2046	4.800%	895,000	755,794
Total			138,345,536
Lodging 0.0%
Hilton Domestic Operating Co., Inc.(b)
05/01/2025	5.375%	310,000	309,759
Marriott Ownership Resorts, Inc.(b)
06/15/2029	4.500%	128,000	111,666
Total			421,425
Media and Entertainment 2.7%
Cengage Learning, Inc.(b)
06/15/2024	9.500%	524,000	524,701
Clear Channel International BV(b)
08/01/2025	6.625%	274,000	270,421
Clear Channel Outdoor Holdings, Inc.(b)
04/15/2028	7.750%	1,353,000	1,027,782
06/01/2029	7.500%	433,000	320,451
iHeartCommunications, Inc.
05/01/2026	6.375%	496,962	427,721
05/01/2027	8.375%	884,518	579,215
iHeartCommunications, Inc.(b)
08/15/2027	5.250%	102,000	80,588
01/15/2028	4.750%	749,000	582,780
Magallanes, Inc.(b)
03/15/2062	5.391%	33,176,000	26,629,049
Netflix, Inc.(b)
11/15/2029	5.375%	10,762,000	11,019,030
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Outfront Media Capital LLC/Corp.(b)
01/15/2029	4.250%	216,000	184,496
03/15/2030	4.625%	367,000	310,500
Playtika Holding Corp.(b)
03/15/2029	4.250%	503,000	430,986
Roblox Corp.(b)
05/01/2030	3.875%	537,000	453,694
Scripps Escrow, Inc.(b)
07/15/2027	5.875%	564,000	407,315
Univision Communications, Inc.(b)
05/01/2029	4.500%	248,000	213,821
06/30/2030	7.375%	431,000	413,424
Total			43,875,974
Metals and Mining 0.4%
Allegheny Technologies, Inc.
10/01/2029	4.875%	122,000	112,397
10/01/2031	5.125%	590,000	533,547
Constellium NV(b)
02/15/2026	5.875%	376,000	374,287
Constellium SE(b)
06/15/2028	5.625%	893,000	857,065
04/15/2029	3.750%	491,000	423,135
Hudbay Minerals, Inc.(b)
04/01/2026	4.500%	344,000	320,341
04/01/2029	6.125%	403,000	378,647
Kaiser Aluminum Corp.(b)
03/01/2028	4.625%	91,000	80,308
06/01/2031	4.500%	486,000	384,596
Novelis Corp.(b)
11/15/2026	3.250%	370,000	338,781
01/30/2030	4.750%	2,336,000	2,114,422
08/15/2031	3.875%	367,000	307,280
Total			6,224,806
Midstream 3.5%
CNX Midstream Partners LP(b)
04/15/2030	4.750%	485,000	407,455
DT Midstream, Inc.(b)
06/15/2029	4.125%	318,000	282,134
06/15/2031	4.375%	637,000	554,278
Enterprise Products Operating LLC
03/15/2044	4.850%	1,846,000	1,719,746
02/15/2045	5.100%	1,991,000	1,916,168
01/31/2060	3.950%	2,846,000	2,218,097
EQM Midstream Partners LP
08/01/2024	4.000%	562,000	543,711
07/15/2048	6.500%	230,000	174,446

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2023	15

Portfolio of Investments  (continued)
April 30, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
EQM Midstream Partners LP(b)
07/01/2025	6.000%	212,000	208,158
07/01/2027	6.500%	307,000	299,317
01/15/2029	4.500%	333,000	283,642
01/15/2031	4.750%	1,171,000	964,452
Hess Midstream Operations LP(b)
02/15/2030	4.250%	143,000	127,063
Holly Energy Partners LP/Finance Corp.(b)
04/15/2027	6.375%	274,000	270,686
ITT Holdings LLC(b)
08/01/2029	6.500%	210,000	174,318
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	5,946,000	5,240,064
Kinder Morgan, Inc.
02/15/2046	5.050%	1,600,000	1,407,474
08/01/2052	5.450%	5,773,000	5,328,819
MPLX LP
04/15/2048	4.700%	1,199,000	1,003,860
03/14/2052	4.950%	4,687,000	4,052,685
NuStar Logistics LP
10/01/2025	5.750%	182,000	179,380
06/01/2026	6.000%	132,000	129,661
04/28/2027	5.625%	647,000	621,593
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	12,969,000	10,300,449
Sunoco LP/Finance Corp.
04/15/2027	6.000%	316,000	314,412
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	747,000	649,473
Venture Global Calcasieu Pass LLC(b)
08/15/2029	3.875%	699,000	629,302
08/15/2031	4.125%	1,016,000	900,299
11/01/2033	3.875%	562,000	473,842
Western Gas Partners LP
08/15/2048	5.500%	3,186,000	2,711,002
Western Midstream Operating LP(c)
02/01/2050	5.500%	5,040,000	4,284,605
Williams Companies, Inc. (The)
09/15/2045	5.100%	2,955,000	2,706,505
Williams Cos, Inc. (The)
08/15/2052	5.300%	6,184,000	5,801,643
Total			56,878,739
Natural Gas 2.1%
NiSource, Inc.
03/30/2028	5.250%	2,128,000	2,173,677
02/15/2031	1.700%	33,581,000	26,985,680
05/15/2047	4.375%	5,429,000	4,794,058
Total			33,953,415
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.1%
Nabors Industries Ltd.(b)
01/15/2026	7.250%	404,000	381,014
01/15/2028	7.500%	89,000	81,186
Nabors Industries, Inc.(b)
05/15/2027	7.375%	213,000	206,618
Transocean Titan Financing Ltd.(b)
02/01/2028	8.375%	695,000	709,146
Total			1,377,964
Other Industry 0.0%
Hillenbrand, Inc.
03/01/2031	3.750%	215,000	184,650
Other REIT 0.4%
Blackstone Mortgage Trust, Inc.(b)
01/15/2027	3.750%	621,000	524,630
Ladder Capital Finance Holdings LLLP/Corp.(b)
10/01/2025	5.250%	558,000	524,370
02/01/2027	4.250%	390,000	332,161
06/15/2029	4.750%	3,536,000	2,797,723
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(b)
10/01/2028	5.875%	384,000	354,856
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(b)
05/15/2029	4.875%	317,000	275,376
RHP Hotel Properties LP/Finance Corp.(b)
02/15/2029	4.500%	216,000	194,503
RLJ Lodging Trust LP(b)
07/01/2026	3.750%	222,000	205,852
09/15/2029	4.000%	275,000	231,594
Service Properties Trust
03/15/2024	4.650%	209,000	204,863
10/01/2024	4.350%	98,000	93,494
12/15/2027	5.500%	129,000	113,447
Total			5,852,869
Packaging 0.2%
Ardagh Metal Packaging Finance USA LLC/PLC(b)
06/15/2027	6.000%	501,000	498,742
09/01/2029	4.000%	769,000	626,338
Ardagh Packaging Finance PLC/Holdings USA, Inc.(b)
08/15/2026	4.125%	594,000	560,117
Berry Global, Inc.(b)
04/15/2028	5.500%	695,000	694,239
Canpack SA/US LLC(b)
11/15/2029	3.875%	829,000	667,898

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Corporate Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Trivium Packaging Finance BV(b)
08/15/2026	5.500%	178,000	172,808
08/15/2027	8.500%	399,000	385,363
Total			3,605,505
Pharmaceuticals 2.1%
1375209 BC Ltd.(b)
01/30/2028	9.000%	97,000	95,998
AbbVie, Inc.
05/14/2035	4.500%	3,064,000	2,985,195
06/15/2044	4.850%	1,764,000	1,682,010
Amgen, Inc.
03/02/2063	5.750%	26,459,000	27,369,720
Bausch Health Companies, Inc.(b)
02/01/2027	6.125%	486,000	350,996
06/01/2028	4.875%	152,000	100,494
09/30/2028	11.000%	173,000	140,607
10/15/2030	14.000%	34,000	21,754
Endo Dac/Finance LLC/Finco, Inc.(b),(e)
06/30/2028	0.000%	260,000	14,926
Grifols Escrow Issuer SA(b)
10/15/2028	4.750%	352,000	282,867
Organon Finance 1 LLC(b)
04/30/2028	4.125%	419,000	385,548
04/30/2031	5.125%	808,000	719,207
Total			34,149,322
Property & Casualty 0.4%
Alliant Holdings Intermediate LLC/Co-Issuer(b)
10/15/2027	4.250%	32,000	29,456
10/15/2027	6.750%	834,000	778,347
04/15/2028	6.750%	1,068,000	1,066,665
11/01/2029	5.875%	332,000	289,197
AssuredPartners, Inc.(b)
08/15/2025	7.000%	568,000	562,332
01/15/2029	5.625%	608,000	527,152
BroadStreet Partners, Inc.(b)
04/15/2029	5.875%	716,000	623,564
GTCR AP Finance, Inc.(b)
05/15/2027	8.000%	39,000	38,066
HUB International Ltd.(b)
05/01/2026	7.000%	1,250,000	1,244,461
12/01/2029	5.625%	622,000	555,561
Ryan Specialty Group LLC(b)
02/01/2030	4.375%	75,000	67,292
USI, Inc.(b)
05/01/2025	6.875%	321,000	317,380
Total			6,099,473
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Railroads 0.8%
Norfolk Southern Corp.
08/15/2052	4.050%	2,265,000	1,895,078
Union Pacific Corp.
07/15/2025	3.750%	5,315,000	5,234,222
02/21/2026	4.750%	5,933,000	5,998,747
Total			13,128,047
Restaurants 0.1%
Fertitta Entertainment LLC/Finance Co., Inc.(b)
01/15/2030	6.750%	605,000	490,054
IRB Holding Corp.(b)
06/15/2025	7.000%	874,000	883,018
Yum! Brands, Inc.
04/01/2032	5.375%	558,000	544,384
Total			1,917,456
Retailers 2.4%
Amazon.com, Inc.
12/01/2032	4.700%	16,900,000	17,382,142
Asbury Automotive Group, Inc.(b)
11/15/2029	4.625%	142,000	126,505
Group 1 Automotive, Inc.(b)
08/15/2028	4.000%	100,000	88,712
Hanesbrands, Inc.(b)
02/15/2031	9.000%	253,000	259,091
L Brands, Inc.(b)
07/01/2025	9.375%	37,000	39,654
10/01/2030	6.625%	498,000	478,168
L Brands, Inc.
06/15/2029	7.500%	113,000	115,030
11/01/2035	6.875%	227,000	204,408
LCM Investments Holdings II LLC(b)
05/01/2029	4.875%	273,000	232,601
Lithia Motors, Inc.(b)
01/15/2031	4.375%	255,000	218,974
Lowe’s Companies, Inc.
04/01/2062	4.450%	9,805,000	8,029,870
09/15/2062	5.800%	9,753,000	9,812,665
PetSmart, Inc./Finance Corp.(b)
02/15/2028	4.750%	423,000	399,766
02/15/2029	7.750%	603,000	594,303
Wolverine World Wide, Inc.(b)
08/15/2029	4.000%	257,000	213,506
Total			38,195,395

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2023	17

Portfolio of Investments  (continued)
April 30, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Supermarkets 0.1%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(b)
03/15/2026	7.500%	147,000	151,772
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(b)
03/15/2026	3.250%	223,000	210,768
01/15/2027	4.625%	339,000	328,069
Total			690,609
Technology 6.0%
Black Knight InfoServ LLC(b)
09/01/2028	3.625%	595,000	537,369
Block, Inc.
06/01/2026	2.750%	103,000	93,128
06/01/2031	3.500%	217,000	176,768
Boxer Parent Co., Inc.(b)
10/02/2025	7.125%	82,000	81,789
Broadcom, Inc.(b)
11/15/2036	3.187%	14,846,000	11,306,764
Clarivate Science Holdings Corp.(b)
07/01/2028	3.875%	258,000	232,357
07/01/2029	4.875%	695,000	626,432
Cloud Software Group, Inc.(b)
09/30/2029	9.000%	809,000	695,143
Condor Merger Sub, Inc.(b)
02/15/2030	7.375%	940,000	781,354
Dun & Bradstreet Corp. (The)(b)
12/15/2029	5.000%	197,000	174,278
Entegris Escrow Corp.(b)
04/15/2029	4.750%	180,000	167,443
06/15/2030	5.950%	633,000	601,361
Fidelity National Information Services, Inc.
07/15/2052	5.625%	4,019,000	3,871,892
Gartner, Inc.(b)
07/01/2028	4.500%	2,178,000	2,052,087
06/15/2029	3.625%	137,000	121,384
HealthEquity, Inc.(b)
10/01/2029	4.500%	626,000	559,448
Helios Software Holdings, Inc.(b)
05/01/2028	4.625%	476,000	404,604
Intel Corp.
08/05/2062	5.050%	4,075,000	3,753,428
International Business Machines Corp.
05/15/2029	3.500%	16,635,000	15,604,724
02/06/2053	5.100%	3,090,000	2,981,666
ION Trading Technologies Sarl(b)
05/15/2028	5.750%	494,000	413,056
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Iron Mountain, Inc.(b)
07/15/2030	5.250%	827,000	762,358
Logan Merger Sub, Inc.(b)
09/01/2027	5.500%	1,368,000	768,543
Microchip Technology, Inc.
02/15/2024	0.972%	8,629,000	8,338,552
Minerva Merger Sub, Inc.(b)
02/15/2030	6.500%	1,042,000	854,677
MSCI, Inc.(b)
11/01/2031	3.625%	7,585,000	6,454,439
NCR Corp.(b)
09/01/2027	5.750%	274,000	268,177
10/01/2028	5.000%	424,000	369,952
04/15/2029	5.125%	895,000	774,273
09/01/2029	6.125%	215,000	210,682
10/01/2030	5.250%	220,000	184,585
Neptune Bidco US, Inc.(b)
04/15/2029	9.290%	736,000	692,760
NXP BV/Funding LLC/USA, Inc.
05/01/2030	3.400%	1,375,000	1,235,547
05/11/2031	2.500%	15,995,000	13,230,883
01/15/2033	5.000%	2,407,000	2,354,486
Picard Midco, Inc.(b)
03/31/2029	6.500%	1,058,000	952,465
Sabre GLBL, Inc.(b)
12/15/2027	11.250%	74,000	64,932
Shift4 Payments LLC/Finance Sub, Inc.(b)
11/01/2026	4.625%	912,000	857,935
Tempo Acquisition LLC/Finance Corp.(b)
06/01/2025	5.750%	175,000	175,879
Thomson Reuters Corp.
08/15/2035	5.500%	8,075,000	8,184,962
VeriSign, Inc.
06/15/2031	2.700%	6,364,000	5,409,495
Verscend Escrow Corp.(b)
08/15/2026	9.750%	505,000	509,147
ZoomInfo Technologies LLC/Finance Corp.(b)
02/01/2029	3.875%	441,000	380,293
Total			98,271,497
Tobacco 0.3%
Reynolds American, Inc.
08/15/2035	5.700%	5,325,000	5,089,442

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Corporate Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transportation Services 1.3%
ERAC USA Finance LLC(b),(h)
05/01/2028	4.600%	12,528,000	12,497,546
05/01/2053	5.400%	8,237,000	8,288,415
Total			20,785,961
Wireless 2.8%
Altice France Holding SA(b)
05/15/2027	10.500%	329,000	242,152
02/15/2028	6.000%	343,000	211,075
Altice France SA(b)
02/01/2027	8.125%	372,000	332,311
01/15/2028	5.500%	1,647,000	1,296,714
07/15/2029	5.125%	1,059,000	784,777
10/15/2029	5.500%	120,000	89,966
American Tower Corp.
08/15/2029	3.800%	4,746,000	4,448,466
06/15/2030	2.100%	2,850,000	2,345,602
SBA Communications Corp.
02/15/2027	3.875%	277,000	258,074
02/01/2029	3.125%	110,000	94,329
Sprint Corp.
06/15/2024	7.125%	316,000	321,208
03/01/2026	7.625%	552,000	584,623
T-Mobile US, Inc.
02/15/2029	2.625%	20,007,000	17,686,670
02/15/2031	2.875%	7,549,000	6,540,772
04/15/2031	3.500%	9,810,000	8,864,278
Vmed O2 UK Financing I PLC(b)
01/31/2031	4.250%	1,059,000	878,596
07/15/2031	4.750%	849,000	722,979
Total			45,702,592
Wirelines 2.9%
AT&T, Inc.
05/15/2035	4.500%	2,000,000	1,881,783
12/01/2057	3.800%	10,117,000	7,423,857
Front Range BidCo, Inc.(b)
03/01/2027	4.000%	172,000	130,089
Frontier Communications Holdings LLC(b)
05/15/2030	8.750%	326,000	322,471
03/15/2031	8.625%	540,000	526,593
Iliad Holding SAS(b)
10/15/2026	6.500%	1,150,000	1,106,329
10/15/2028	7.000%	1,037,000	985,477
Telefonica Emisiones SAU
03/06/2048	4.895%	5,905,000	4,899,440
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verizon Communications, Inc.
03/21/2031	2.550%	35,595,000	30,314,538
Total			47,590,577
Total Corporate Bonds & Notes (Cost $1,626,821,850)			1,495,572,621

Foreign Government Obligations(i) 0.0%

Canada 0.0%
NOVA Chemicals Corp.(b)
06/01/2027	5.250%	251,000	227,253
05/15/2029	4.250%	313,000	253,462
Total			480,715
Total Foreign Government Obligations (Cost $560,420)			480,715

Senior Loans 0.2%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.0%
WR Grace Holdings LLC(j),(k)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 09/22/2028	8.938%	383,150	382,958
Consumer Cyclical Services 0.0%
8th Avenue Food & Provisions, Inc.(j),(k)
1st Lien Term Loan
1-month Term SOFR + 3.750% 10/01/2025	8.847%	331,325	290,887
2nd Lien Term Loan
1-month USD LIBOR + 7.750% 10/01/2026	12.847%	78,084	49,918
Total			340,805
Media and Entertainment 0.1%
Cengage Learning, Inc.(j),(k)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 4.750% Floor 1.000% 07/14/2026	9.880%	459,322	447,775
Technology 0.1%
Ascend Learning LLC(j),(k)
1st Lien Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 12/11/2028	8.582%	407,837	371,960

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2023	19

Portfolio of Investments  (continued)
April 30, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
2nd Lien Term Loan
1-month Term SOFR + 5.750% Floor 0.500% 12/10/2029	10.832%	246,000	213,098
DCert Buyer, Inc.(j),(k)
2nd Lien Term Loan
1-month USD LIBOR + 7.000% 02/19/2029	11.696%	357,000	328,551
UKG, Inc.(j),(k)
1st Lien Term Loan
3-month Term SOFR + 3.250% Floor 0.500% 05/04/2026	8.271%	244,534	237,809
2nd Lien Term Loan
3-month Term SOFR + 5.250% Floor 0.500% 05/03/2027	10.271%	478,000	458,483
Total			1,609,901
Total Senior Loans (Cost $2,973,737)			2,781,439

U.S. Treasury Obligations 3.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
03/31/2025	3.875%	16,005,000	15,940,605
01/31/2028	3.500%	16,115,000	16,098,633
08/15/2032	2.750%	22,437,100	21,234,611
08/15/2047	2.750%	7,344,700	6,114,463
Total U.S. Treasury Obligations (Cost $59,126,836)			59,388,312

Money Market Funds 5.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.046%(l),(m)	93,643,958	93,606,501
Total Money Market Funds (Cost $93,613,920)		93,606,501
Total Investments in Securities (Cost: $1,784,625,481)		1,652,133,936
Other Assets & Liabilities, Net		(24,643,954)
Net Assets		1,627,489,982

At April 30, 2023, securities and/or cash totaling $4,571,912 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	789	06/2023	USD	103,876,781	4,072,089	—
U.S. Treasury 2-Year Note	491	06/2023	USD	101,226,554	994,731	—
U.S. Treasury 5-Year Note	1,933	06/2023	USD	212,131,649	3,777,955	—
Total					8,844,775	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(2,068)	06/2023	USD	(238,240,063)	—	(6,563,797)
U.S. Treasury Ultra 10-Year Note	(904)	06/2023	USD	(109,793,625)	—	(1,646,002)
U.S. Treasury Ultra Bond	(181)	06/2023	USD	(25,594,531)	87,043	—
Total					87,043	(8,209,799)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At April 30, 2023, the total value of these securities amounted to $492,637,816, which represents 30.27% of total net assets.
(c)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of April 30, 2023.
(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2023, the total value of these securities amounted to $9,525, which represents less than 0.01% of total net assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Corporate Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Notes to Portfolio of Investments  (continued)
(e)	Represents a security in default.
(f)	Valuation based on significant unobservable inputs.
(g)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(h)	Represents a security purchased on a when-issued basis.
(i)	Principal and interest may not be guaranteed by a governmental entity.
(j)	The stated interest rate represents the weighted average interest rate at April 30, 2023 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(k)	Variable rate security. The interest rate shown was the current rate as of April 30, 2023.
(l)	The rate shown is the seven-day current annualized yield at April 30, 2023.
(m)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended April 30, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.046%
	108,888,867	833,779,883	(849,048,460)	(13,789)	93,606,501	(35,232)	2,310,524	93,643,958
Abbreviation Legend
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2023	21

Portfolio of Investments  (continued)
April 30, 2023
Fair value measurements  (continued)
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Financials	82,507	—	—	82,507
Total Common Stocks	82,507	—	—	82,507
Convertible Bonds	—	221,841	—	221,841
Corporate Bonds & Notes	—	1,495,563,096	9,525	1,495,572,621
Foreign Government Obligations	—	480,715	—	480,715
Senior Loans	—	2,781,439	—	2,781,439
U.S. Treasury Obligations	—	59,388,312	—	59,388,312
Money Market Funds	93,606,501	—	—	93,606,501
Total Investments in Securities	93,689,008	1,558,435,403	9,525	1,652,133,936
Investments in Derivatives
Asset
Futures Contracts	8,931,818	—	—	8,931,818
Liability
Futures Contracts	(8,209,799)	—	—	(8,209,799)
Total	94,411,027	1,558,435,403	9,525	1,652,855,955
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Corporate Income Fund | Annual Report 2023

Statement of Assets and Liabilities
April 30, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,691,011,561)	$1,558,527,435
Affiliated issuers (cost $93,613,920)	93,606,501
Cash	4,706
Margin deposits on:
Futures contracts	4,571,912
Receivable for:
Investments sold	154,315
Capital shares sold	5,978,221
Dividends	292,321
Interest	15,709,098
Foreign tax reclaims	14,986
Variation margin for futures contracts	1,510,523
Expense reimbursement due from Investment Manager	3,709
Prepaid expenses	9,483
Trustees’ deferred compensation plan	174,121
Total assets	1,680,557,331
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	43,358,073
Capital shares purchased	1,924,272
Distributions to shareholders	5,343,451
Variation margin for futures contracts	2,013,306
Management services fees	21,719
Distribution and/or service fees	715
Transfer agent fees	163,301
Compensation of board members	28,226
Other expenses	40,165
Trustees’ deferred compensation plan	174,121
Total liabilities	53,067,349
Net assets applicable to outstanding capital stock	$1,627,489,982
Represented by
Paid in capital	1,876,509,870
Total distributable earnings (loss)	(249,019,888)
Total - representing net assets applicable to outstanding capital stock	$1,627,489,982
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2023	23

Statement of Assets and Liabilities  (continued)
April 30, 2023
Class A
Net assets	$93,140,748
Shares outstanding	10,294,170
Net asset value per share	$9.05
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.50
Advisor Class
Net assets	$115,910,851
Shares outstanding	12,830,365
Net asset value per share	$9.03
Class C
Net assets	$3,785,293
Shares outstanding	418,494
Net asset value per share	$9.05
Institutional Class
Net assets	$577,091,623
Shares outstanding	63,783,143
Net asset value per share	$9.05
Institutional 2 Class
Net assets	$72,771,247
Shares outstanding	8,053,870
Net asset value per share	$9.04
Institutional 3 Class
Net assets	$764,790,220
Shares outstanding	84,576,536
Net asset value per share	$9.04
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Corporate Income Fund | Annual Report 2023

Statement of Operations
Year Ended April 30, 2023
Net investment income
Income:
Dividends — affiliated issuers	$2,310,524
Interest	60,316,211
Interfund lending	1,128
Total income	62,627,863
Expenses:
Management services fees	7,340,794
Distribution and/or service fees
Class A	240,948
Class C	22,437
Transfer agent fees
Class A	170,499
Advisor Class	242,969
Class C	5,104
Institutional Class	779,091
Institutional 2 Class	33,430
Institutional 3 Class	48,790
Compensation of board members	37,208
Custodian fees	14,838
Printing and postage fees	45,643
Registration fees	151,640
Accounting services fees	34,090
Legal fees	32,432
Compensation of chief compliance officer	287
Other	28,984
Total expenses	9,229,184
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(874,999)
Fees waived by transfer agent
Institutional 2 Class	(3,934)
Institutional 3 Class	(48,790)
Expense reduction	(1,001)
Total net expenses	8,300,460
Net investment income	54,327,403
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(102,455,704)
Investments — affiliated issuers	(35,232)
Futures contracts	6,980,079
Net realized loss	(95,510,857)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	68,657,700
Investments — affiliated issuers	(13,789)
Futures contracts	(4,988,500)
Net change in unrealized appreciation (depreciation)	63,655,411
Net realized and unrealized loss	(31,855,446)
Net increase in net assets resulting from operations	$22,471,957
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2023	25

Statement of Changes in Net Assets
	Year Ended April 30, 2023	Year Ended April 30, 2022
Operations
Net investment income	$54,327,403	$37,488,969
Net realized loss	(95,510,857)	(2,173,302)
Net change in unrealized appreciation (depreciation)	63,655,411	(226,095,867)
Net increase (decrease) in net assets resulting from operations	22,471,957	(190,780,200)
Distributions to shareholders
Net investment income and net realized gains
Class A	(3,226,634)	(3,854,952)
Advisor Class	(4,930,641)	(2,031,592)
Class C	(80,248)	(130,378)
Institutional Class	(15,586,268)	(18,611,079)
Institutional 2 Class	(2,232,056)	(2,203,410)
Institutional 3 Class	(28,891,488)	(43,577,361)
Total distributions to shareholders	(54,947,335)	(70,408,772)
Increase in net assets from capital stock activity	61,746,003	399,692,269
Total increase in net assets	29,270,625	138,503,297
Net assets at beginning of year	1,598,219,357	1,459,716,060
Net assets at end of year	$1,627,489,982	$1,598,219,357
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Corporate Income Fund | Annual Report 2023

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2023		April 30, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,145,923	10,257,140	638,607	6,769,881
Fund reorganization	—	—	5,714,967	59,304,731
Distributions reinvested	341,069	3,036,558	343,238	3,605,192
Redemptions	(2,893,914)	(25,940,328)	(3,212,631)	(32,315,030)
Net increase (decrease)	(1,406,922)	(12,646,630)	3,484,181	37,364,774
Advisor Class
Subscriptions	2,491,183	22,372,358	877,829	8,954,563
Fund reorganization	—	—	24,537,894	254,220,549
Distributions reinvested	372,622	3,316,303	145,363	1,444,471
Redemptions	(10,773,206)	(94,579,339)	(5,808,925)	(57,624,830)
Net increase (decrease)	(7,909,401)	(68,890,678)	19,752,161	206,994,753
Class C
Subscriptions	238,787	2,117,148	53,093	553,091
Distributions reinvested	8,647	76,996	11,849	125,621
Redemptions	(111,909)	(994,134)	(195,053)	(2,044,510)
Net increase (decrease)	135,525	1,200,010	(130,111)	(1,365,798)
Institutional Class
Subscriptions	33,329,267	299,094,986	8,951,136	94,457,557
Distributions reinvested	1,502,621	13,398,413	1,360,579	14,368,616
Redemptions	(12,341,543)	(110,298,480)	(9,054,166)	(95,583,271)
Net increase	22,490,345	202,194,919	1,257,549	13,242,902
Institutional 2 Class
Subscriptions	5,052,342	43,885,536	2,215,006	22,835,824
Distributions reinvested	251,152	2,230,890	208,806	2,202,458
Redemptions	(2,801,937)	(25,252,147)	(1,448,999)	(15,704,938)
Net increase	2,501,557	20,864,279	974,813	9,333,344
Institutional 3 Class
Subscriptions	18,212,248	163,568,303	17,930,828	191,386,445
Distributions reinvested	2,969,420	26,431,298	3,706,220	39,133,542
Redemptions	(30,449,107)	(270,975,498)	(9,092,452)	(96,397,693)
Net increase (decrease)	(9,267,439)	(80,975,897)	12,544,596	134,122,294
Total net increase	6,543,665	61,746,003	37,883,189	399,692,269
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2023	27

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 4/30/2023	$9.22	0.29	(0.16)	0.13	(0.30)	—	(0.30)
Year Ended 4/30/2022	$10.77	0.21	(1.32)	(1.11)	(0.22)	(0.22)	(0.44)
Year Ended 4/30/2021	$10.87	0.23	0.38	0.61	(0.24)	(0.47)	(0.71)
Year Ended 4/30/2020	$10.15	0.29	0.72	1.01	(0.29)	—	(0.29)
Year Ended 4/30/2019	$9.88	0.30	0.27	0.57	(0.30)	—	(0.30)
Advisor Class
Year Ended 4/30/2023	$9.21	0.31	(0.17)	0.14	(0.32)	—	(0.32)
Year Ended 4/30/2022	$10.76	0.25	(1.34)	(1.09)	(0.24)	(0.22)	(0.46)
Year Ended 4/30/2021	$10.85	0.27	0.37	0.64	(0.26)	(0.47)	(0.73)
Year Ended 4/30/2020	$10.14	0.32	0.71	1.03	(0.32)	—	(0.32)
Year Ended 4/30/2019	$9.87	0.33	0.27	0.60	(0.33)	—	(0.33)
Class C
Year Ended 4/30/2023	$9.22	0.25	(0.17)	0.08	(0.25)	—	(0.25)
Year Ended 4/30/2022	$10.77	0.15	(1.32)	(1.17)	(0.16)	(0.22)	(0.38)
Year Ended 4/30/2021	$10.86	0.17	0.38	0.55	(0.17)	(0.47)	(0.64)
Year Ended 4/30/2020	$10.15	0.23	0.71	0.94	(0.23)	—	(0.23)
Year Ended 4/30/2019	$9.88	0.24	0.27	0.51	(0.24)	—	(0.24)
Institutional Class
Year Ended 4/30/2023	$9.22	0.32	(0.17)	0.15	(0.32)	—	(0.32)
Year Ended 4/30/2022	$10.77	0.24	(1.33)	(1.09)	(0.24)	(0.22)	(0.46)
Year Ended 4/30/2021	$10.87	0.26	0.37	0.63	(0.26)	(0.47)	(0.73)
Year Ended 4/30/2020	$10.15	0.32	0.72	1.04	(0.32)	—	(0.32)
Year Ended 4/30/2019	$9.88	0.33	0.27	0.60	(0.33)	—	(0.33)
Institutional 2 Class
Year Ended 4/30/2023	$9.21	0.33	(0.17)	0.16	(0.33)	—	(0.33)
Year Ended 4/30/2022	$10.76	0.25	(1.32)	(1.07)	(0.26)	(0.22)	(0.48)
Year Ended 4/30/2021	$10.85	0.27	0.38	0.65	(0.27)	(0.47)	(0.74)
Year Ended 4/30/2020	$10.14	0.33	0.71	1.04	(0.33)	—	(0.33)
Year Ended 4/30/2019	$9.87	0.35	0.26	0.61	(0.34)	—	(0.34)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Corporate Income Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2023	$9.05	1.51%	0.94%	0.87%(c)	3.31%	79%	$93,141
Year Ended 4/30/2022	$9.22	(10.79%)	0.92%	0.87%(c)	2.03%	80%	$107,905
Year Ended 4/30/2021	$10.77	5.47%	0.93%	0.88%(c)	2.10%	74%	$88,537
Year Ended 4/30/2020	$10.87	10.10%	0.95%	0.91%(c)	2.77%	91%	$68,880
Year Ended 4/30/2019	$10.15	5.93%	0.93%	0.91%(c)	3.07%	65%	$60,085
Advisor Class
Year Ended 4/30/2023	$9.03	1.65%	0.69%	0.62%(c)	3.51%	79%	$115,911
Year Ended 4/30/2022	$9.21	(10.58%)	0.67%	0.62%(c)	2.54%	80%	$190,943
Year Ended 4/30/2021	$10.76	5.83%	0.68%	0.63%(c)	2.38%	74%	$10,624
Year Ended 4/30/2020	$10.85	10.28%	0.70%	0.66%(c)	3.02%	91%	$18,086
Year Ended 4/30/2019	$10.14	6.20%	0.68%	0.66%(c)	3.32%	65%	$8,289
Class C
Year Ended 4/30/2023	$9.05	0.95%	1.50%	1.42%(c)	2.82%	79%	$3,785
Year Ended 4/30/2022	$9.22	(11.28%)	1.54%	1.42%(c)	1.41%	80%	$2,609
Year Ended 4/30/2021	$10.77	4.96%	1.68%	1.45%(c)	1.53%	74%	$4,450
Year Ended 4/30/2020	$10.86	9.35%	1.70%	1.51%(c)	2.17%	91%	$5,646
Year Ended 4/30/2019	$10.15	5.29%	1.68%	1.51%(c)	2.45%	65%	$5,045
Institutional Class
Year Ended 4/30/2023	$9.05	1.76%	0.70%	0.62%(c)	3.62%	79%	$577,092
Year Ended 4/30/2022	$9.22	(10.57%)	0.67%	0.62%(c)	2.24%	80%	$380,743
Year Ended 4/30/2021	$10.77	5.73%	0.68%	0.63%(c)	2.36%	74%	$431,331
Year Ended 4/30/2020	$10.87	10.37%	0.70%	0.66%(c)	3.02%	91%	$364,875
Year Ended 4/30/2019	$10.15	6.19%	0.68%	0.66%(c)	3.31%	65%	$579,312
Institutional 2 Class
Year Ended 4/30/2023	$9.04	1.86%	0.57%	0.52%	3.74%	79%	$72,771
Year Ended 4/30/2022	$9.21	(10.49%)	0.56%	0.52%	2.34%	80%	$51,119
Year Ended 4/30/2021	$10.76	5.94%	0.58%	0.53%	2.45%	74%	$49,251
Year Ended 4/30/2020	$10.85	10.39%	0.58%	0.56%	3.13%	91%	$6,267
Year Ended 4/30/2019	$10.14	6.29%	0.59%	0.58%	3.52%	65%	$8,052
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2023	29

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 4/30/2023	$9.22	0.33	(0.18)	0.15	(0.33)	—	(0.33)
Year Ended 4/30/2022	$10.77	0.25	(1.32)	(1.07)	(0.26)	(0.22)	(0.48)
Year Ended 4/30/2021	$10.86	0.28	0.38	0.66	(0.28)	(0.47)	(0.75)
Year Ended 4/30/2020	$10.15	0.33	0.72	1.05	(0.34)	—	(0.34)
Year Ended 4/30/2019	$9.88	0.34	0.27	0.61	(0.34)	—	(0.34)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Corporate Income Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 4/30/2023	$9.04	1.80%	0.52%	0.47%	3.71%	79%	$764,790
Year Ended 4/30/2022	$9.22	(10.43%)	0.51%	0.47%	2.39%	80%	$864,900
Year Ended 4/30/2021	$10.77	5.99%	0.52%	0.47%	2.49%	74%	$875,524
Year Ended 4/30/2020	$10.86	10.44%	0.53%	0.50%	3.17%	91%	$556,117
Year Ended 4/30/2019	$10.15	6.34%	0.53%	0.52%	3.44%	65%	$442,521
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2023	31

Notes to Financial Statements
April 30, 2023
Note 1. Organization
Columbia Corporate Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund received a reimbursement for expenses overbilled by a third party. Such reimbursement is included as an offset to other expenses on the Statement of Operations. All fee waivers and expense reimbursements by Columbia Management Investment Advisers, LLC and its affiliates were applied before giving effect to the third party reimbursement.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
32	Columbia Corporate Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Corporate Income Fund | Annual Report 2023	33

Notes to Financial Statements  (continued)
April 30, 2023
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
34	Columbia Corporate Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2023:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	8,931,818*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	8,209,799*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	6,980,079

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(4,988,500)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	388,268,122
Futures contracts — short	341,763,672

*	Based on the ending quarterly outstanding amounts for the year ended April 30, 2023.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
Columbia Corporate Income Fund | Annual Report 2023	35

Notes to Financial Statements  (continued)
April 30, 2023
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
36	Columbia Corporate Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Columbia Corporate Income Fund | Annual Report 2023	37

Notes to Financial Statements  (continued)
April 30, 2023
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2023 was 0.49% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective through August 31, 2024, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
38	Columbia Corporate Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
For the year ended April 30, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.18
Advisor Class	0.17
Class C	0.18
Institutional Class	0.18
Institutional 2 Class	0.05
Institutional 3 Class	0.00
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2023, these minimum account balance fees reduced total expenses of the Fund by $1,001.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.55% of the average daily net assets attributable to Class C shares of the Fund.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended April 30, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00(a)	36,893
Class C	—	1.00(b)	316

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Columbia Corporate Income Fund | Annual Report 2023	39

Notes to Financial Statements  (continued)
April 30, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
September 1, 2021 through August 31, 2024
Class A	0.87%
Advisor Class	0.62
Class C	1.42
Institutional Class	0.62
Institutional 2 Class	0.52
Institutional 3 Class	0.47
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective through August 31, 2024, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, principal and/or interest from fixed income securities, defaulted securities/troubled debt, capital loss carryforwards, trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets.Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
403,125	(403,124)	(1)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
40	Columbia Corporate Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2023			Year Ended April 30, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
54,947,335	—	54,947,335	47,640,113	22,768,659	70,408,772
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
5,187,007	—	(107,765,180)	(140,896,845)
At April 30, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,793,752,799	3,356,097	(144,252,942)	(140,896,845)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended April 30, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(44,928,785)	(62,836,395)	(107,765,180)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,243,351,571 and $1,127,487,231, respectively, for the year ended April 30, 2023, of which $174,819,732 and $148,322,125, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Corporate Income Fund | Annual Report 2023	41

Notes to Financial Statements  (continued)
April 30, 2023
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended April 30, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	850,000	4.75	10
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at April 30, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended April 30, 2023.
Note 9. Fund reorganization
At the close of business on January 21, 2022, the Fund acquired the assets and assumed the identified liabilities of BMO Corporate Income Fund (the Acquired Fund), a series of BMO Funds Inc. The reorganization was completed after shareholders of the Acquired Fund approved a plan of reorganization at a shareholder meeting held on January 7, 2022. The purpose of the reorganization was to combine two funds with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $1,506,560,053 and the combined net assets immediately after the reorganization were $1,820,085,333.
The reorganization was accomplished by a tax-free exchange of 23,832,742 shares of the Acquired Fund valued at $313,525,280 (including $6,649,604 of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
42	Columbia Corporate Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
Shares
Class A	5,714,967
Advisor Class	24,537,894
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on May 1, 2021, the Fund’s pro-forma results of operations for the year ended April 30, 2022 would have been approximately:
($)
Net investment income	45,018,000
Net realized gain	9,130,000
Net change in unrealized appreciation/(depreciation)	(240,761,000)
Net decrease in net assets from operations	(186,613,000)
Note 10. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity.
Columbia Corporate Income Fund | Annual Report 2023	43

Notes to Financial Statements  (continued)
April 30, 2023
Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At April 30, 2023, affiliated shareholders of record owned 70.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
44	Columbia Corporate Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Corporate Income Fund | Annual Report 2023	45

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Corporate Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Corporate Income Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2023, the related statement of operations for the year ended April 30, 2023, the statement of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2023 and the financial highlights for each of the five years in the period ended April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
46	Columbia Corporate Income Fund | Annual Report 2023

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Section 163(j) Interest Dividends
99.80%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	174	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Columbia Corporate Income Fund | Annual Report 2023	47

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	174	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	174	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	172	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
48	Columbia Corporate Income Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	172	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	174	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	174	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	174	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	172	None
Columbia Corporate Income Fund | Annual Report 2023	49

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	172	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	174	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	172	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
50	Columbia Corporate Income Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	174	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	174	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Corporate Income Fund | Annual Report 2023	51

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of North America Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
52	Columbia Corporate Income Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022, through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Corporate Income Fund | Annual Report 2023	53

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Columbia Corporate Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN136_04_N01_(06/23)

Annual Report
April 30, 2023
Columbia U.S. Treasury Index Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia U.S. Treasury Index Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia U.S. Treasury Index Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return that corresponds to the total return of the FTSE USBIG Treasury Index, before fees and expenses.
Portfolio management
Alan Erickson, CFA
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended April 30, 2023)
		Inception	1 Year	5 Years	10 Years
Class A		11/25/02	-1.26	0.67	0.51
Class C	Excluding sales charges	11/25/02	-1.90	0.00	-0.16
	Including sales charges		-2.87	0.00	-0.16
Institutional Class		06/04/91	-1.02	0.84	0.68
Institutional 2 Class		11/08/12	-1.02	0.84	0.67
Institutional 3 Class*		03/01/17	-1.00	0.85	0.68
FTSE USBIG Treasury Index			-1.04	1.01	0.86
Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The FTSE USBIG Treasury Index tracks the performance of US Dollar-denominated bonds issued in the US investment-grade bond market. The index includes fixed-rate U.S. Treasury bonds with USD 5 billion public amount outstanding and greater than one year to maturity. The index excludes U.S. Federal Reserve purchases, inflation-indexed securities and STRIPS.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia U.S. Treasury Index Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (April 30, 2013 — April 30, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia U.S. Treasury Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2023)
Money Market Funds	0.3
U.S. Treasury Obligations	99.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at April 30, 2023)
AAA rating	100.0
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia U.S. Treasury Index Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At April 30, 2023, approximately 81.63% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended April 30, 2023, Class A shares of Columbia U.S. Treasury Index Fund returned -1.26%. The Fund’s benchmark, the FTSE USBIG Treasury Index, returned -1.04% for the same time period. Mutual funds, unlike unmanaged indices, incur operating expenses.
Market overview
During the 12-month period ended April 30, 2023, U.S. Federal Reserve (Fed) monetary policy was the dominant factor in the performance of the U.S. Treasury market. Initially, the Fed began adjusting the overnight federal funds target rate in 25 basis point increments. (A basis point is 1/100 of a percent.) As inflation continued to accelerate during the period, and it was apparent that Fed policy was lagging, rate hikes increased to 50bps and then 75bps increments through the end of 2022. Over the course of the 12-month period, the Fed moved the overnight rate 475bps higher, a historically unprecedented pace.
The overall U.S. Treasury market reflected the Fed pace with yields increasing at an accelerating rate as the period progressed. U.S. Treasury yields moved higher in response with the 10-year Treasury yield peaking at 4.24% in late October 2022, and the Treasury yield curve became inverted as the market anticipated recession. As inflation numbers began to moderate in the fourth quarter of 2022, yields adjusted and moved lower to end the year approximately 100-150bps higher.
Rates spiked higher in March 2023 but soon began to decline as the failure of three U.S. banks and collapse of European giant Credit Suisse raised fears of a financial crisis. The Fed implemented a new lending program to backstop bank liquidity in response, while the market began to anticipate Fed rate cuts over the second half of the year. The outlook for easier monetary policy and a flight to safety in the wake of banking concerns led Treasury yields to move sharply lower. As of April 30, 2023, the yield on the 10-year Treasury note closed at 3.44% versus 2.89% 12 months earlier.
The Fund’s notable detractors during the period
•	The Fund attempts to match the return of its benchmark, the unmanaged FTSE USBIG Treasury Index.
•	The negative return for the benchmark was driven by securities with longer than 10-year maturities with a total return of -7.33%.
The Fund’s notable contributors during the period
•	The front end of the yield curve actually posted a positive return of 0.93% as the shorter duration (interest rate sensitivity) of these issues mitigated the negative price pressure and the benchmark was able to capture the higher yields as the market priced higher.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The U.S. government may be unable or unwilling to honor its financial obligations. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. The Fund’s net value will generally decline when the performance of its targeted index declines. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia U.S. Treasury Index Fund | Annual Report 2023	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2022 — April 30, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,055.30	1,022.95	1.61	1.59	0.32
Class C	1,000.00	1,000.00	1,051.90	1,019.76	4.88	4.80	0.97
Institutional Class	1,000.00	1,000.00	1,057.10	1,023.69	0.86	0.84	0.17
Institutional 2 Class	1,000.00	1,000.00	1,057.20	1,023.69	0.86	0.84	0.17
Institutional 3 Class	1,000.00	1,000.00	1,056.80	1,023.69	0.86	0.84	0.17
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia U.S. Treasury Index Fund | Annual Report 2023

Portfolio of Investments
April 30, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
U.S. Treasury Obligations 99.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
04/30/2024	2.250%	3,269,000	3,186,253
04/30/2024	2.500%	5,548,000	5,421,870
05/15/2024	0.250%	3,575,000	3,410,354
05/15/2024	2.500%	6,789,000	6,629,087
05/31/2024	2.000%	5,566,000	5,402,064
05/31/2024	2.500%	3,610,000	3,522,711
06/15/2024	0.250%	5,958,000	5,669,409
06/30/2024	1.750%	3,540,000	3,423,844
06/30/2024	2.000%	2,523,000	2,447,113
06/30/2024	3.000%	5,474,000	5,370,507
07/15/2024	0.375%	4,660,000	4,430,459
07/31/2024	1.750%	5,053,000	4,878,514
07/31/2024	2.125%	2,640,000	2,560,594
07/31/2024	3.000%	4,847,000	4,753,279
08/15/2024	0.375%	5,951,000	5,642,059
08/15/2024	2.375%	6,973,000	6,782,604
08/31/2024	1.250%	2,535,000	2,427,956
08/31/2024	1.875%	3,131,000	3,023,617
08/31/2024	3.250%	5,805,000	5,710,442
09/15/2024	0.375%	6,794,000	6,426,699
09/30/2024	1.500%	4,452,000	4,273,920
09/30/2024	2.125%	3,081,000	2,984,117
09/30/2024	4.250%	4,908,000	4,894,388
10/15/2024	0.625%	8,143,000	7,709,131
10/31/2024	1.500%	4,952,000	4,745,602
10/31/2024	2.250%	3,416,000	3,310,184
10/31/2024	4.375%	6,329,000	6,326,280
11/15/2024	0.750%	4,291,000	4,062,370
11/15/2024	2.250%	5,395,000	5,225,142
11/30/2024	1.500%	2,174,000	2,081,095
11/30/2024	2.125%	346,000	334,458
11/30/2024	4.500%	3,726,000	3,734,878
12/15/2024	1.000%	6,928,000	6,572,940
12/31/2024	1.750%	4,831,000	4,637,571
12/31/2024	2.250%	1,789,000	1,730,997
12/31/2024	4.250%	3,969,000	3,967,295
01/15/2025	1.125%	5,967,000	5,662,357
01/31/2025	1.375%	3,425,000	3,263,383
01/31/2025	2.500%	2,209,000	2,145,405
01/31/2025	4.125%	5,038,000	5,030,128
02/15/2025	1.500%	6,436,000	6,138,335
02/15/2025	2.000%	5,435,000	5,230,975
02/28/2025	1.125%	3,322,000	3,146,168
02/28/2025	2.750%	2,043,000	1,992,643
02/28/2025	4.625%	4,925,000	4,965,978
03/15/2025	1.750%	5,249,000	5,024,277
03/31/2025	0.500%	4,875,000	4,557,173
03/31/2025	2.625%	1,424,000	1,385,563
03/31/2025	3.875%	6,942,000	6,914,069
04/15/2025	2.625%	5,882,000	5,719,785
04/30/2025	0.375%	4,205,000	3,909,993
04/30/2025	2.875%	3,597,000	3,513,679
05/15/2025	2.125%	5,903,000	5,679,793
05/15/2025	2.750%	4,352,000	4,241,500
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/31/2025	0.250%	5,499,000	5,087,434
05/31/2025	2.875%	2,362,000	2,307,563
06/15/2025	2.875%	5,192,000	5,072,341
06/30/2025	0.250%	5,929,000	5,479,693
06/30/2025	2.750%	3,280,000	3,195,181
07/15/2025	3.000%	5,781,000	5,661,767
07/31/2025	0.250%	5,390,000	4,964,695
07/31/2025	2.875%	2,468,000	2,410,928
08/15/2025	2.000%	6,371,000	6,102,721
08/15/2025	3.125%	4,667,000	4,583,140
08/31/2025	0.250%	4,979,000	4,575,234
08/31/2025	2.750%	2,414,000	2,352,141
09/15/2025	3.500%	5,489,000	5,438,827
09/30/2025	0.250%	5,798,000	5,323,289
09/30/2025	3.000%	2,420,000	2,369,520
10/15/2025	4.250%	4,515,000	4,552,390
10/31/2025	0.250%	6,091,000	5,570,886
10/31/2025	3.000%	3,111,000	3,045,863
11/15/2025	2.250%	6,847,000	6,581,679
11/15/2025	4.500%	3,964,000	4,024,079
11/30/2025	0.375%	6,265,000	5,738,348
11/30/2025	2.875%	3,722,000	3,633,021
12/15/2025	4.000%	2,640,000	2,651,550
12/31/2025	0.375%	6,784,000	6,207,890
01/15/2026	3.875%	4,463,000	4,469,625
01/31/2026	0.375%	7,101,000	6,472,451
01/31/2026	2.625%	2,446,000	2,371,473
02/15/2026	1.625%	5,126,000	4,834,459
02/15/2026	4.000%	4,164,000	4,187,748
02/15/2026	6.000%	485,000	512,130
02/28/2026	2.500%	3,002,000	2,899,510
03/15/2026	4.625%	7,643,000	7,826,313
03/31/2026	0.750%	7,887,000	7,250,494
03/31/2026	2.250%	2,475,000	2,374,647
04/30/2026	0.750%	7,190,000	6,586,152
04/30/2026	2.375%	3,631,000	3,492,568
05/15/2026	1.625%	5,906,000	5,551,179
05/31/2026	0.750%	6,266,000	5,727,026
05/31/2026	2.125%	4,135,000	3,943,756
06/30/2026	0.875%	5,732,000	5,254,632
06/30/2026	1.875%	3,287,000	3,108,783
07/31/2026	0.625%	6,384,000	5,788,991
07/31/2026	1.875%	3,061,000	2,890,971
08/15/2026	1.500%	6,599,000	6,155,114
08/31/2026	0.750%	7,260,000	6,596,391
08/31/2026	1.375%	2,513,000	2,331,789
09/30/2026	0.875%	6,604,000	6,018,411
09/30/2026	1.625%	1,997,000	1,867,195
10/31/2026	1.125%	6,524,000	5,983,222
10/31/2026	1.625%	2,647,000	2,472,670
11/15/2026	2.000%	6,170,000	5,833,060
11/30/2026	1.250%	6,559,000	6,034,792
11/30/2026	1.625%	2,088,000	1,947,549
12/31/2026	1.250%	6,122,000	5,623,153
12/31/2026	1.750%	2,844,000	2,661,806
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2023	7

Portfolio of Investments  (continued)
April 30, 2023
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
01/31/2027	1.500%	8,303,000	7,687,410
02/15/2027	2.250%	5,499,000	5,236,079
02/28/2027	1.125%	1,558,000	1,421,675
02/28/2027	1.875%	6,011,000	5,638,130
03/31/2027	0.625%	2,295,000	2,048,108
03/31/2027	2.500%	5,662,000	5,433,308
04/30/2027	0.500%	3,879,000	3,435,945
04/30/2027	2.750%	5,533,000	5,356,636
05/15/2027	2.375%	6,142,000	5,861,771
05/31/2027	0.500%	3,520,000	3,109,700
05/31/2027	2.625%	5,278,000	5,084,198
06/30/2027	0.500%	4,342,000	3,828,084
06/30/2027	3.250%	4,978,000	4,912,275
07/31/2027	0.375%	5,003,000	4,376,843
07/31/2027	2.750%	5,098,000	4,932,315
08/15/2027	2.250%	4,827,000	4,576,222
08/31/2027	0.500%	4,015,000	3,523,476
08/31/2027	3.125%	4,979,000	4,891,867
09/30/2027	0.375%	6,086,000	5,298,624
09/30/2027	4.125%	4,610,000	4,714,445
10/31/2027	0.500%	5,435,000	4,748,407
10/31/2027	4.125%	5,507,000	5,635,640
11/15/2027	2.250%	5,016,000	4,743,647
11/30/2027	0.625%	5,833,000	5,117,546
11/30/2027	3.875%	5,486,000	5,566,147
12/31/2027	0.625%	6,839,000	5,988,399
12/31/2027	3.875%	5,385,000	5,462,409
01/31/2028	0.750%	6,823,000	5,997,310
01/31/2028	3.500%	4,885,000	4,880,039
02/15/2028	2.750%	7,535,000	7,275,396
02/29/2028	1.125%	7,100,000	6,345,625
02/29/2028	4.000%	10,045,000	10,266,304
03/31/2028	1.250%	6,533,000	5,864,899
04/30/2028	1.250%	7,084,000	6,348,482
05/15/2028	2.875%	6,915,000	6,704,849
05/31/2028	1.250%	6,920,000	6,193,941
06/30/2028	1.250%	6,631,000	5,922,830
07/31/2028	1.000%	6,671,000	5,868,917
08/15/2028	2.875%	7,563,000	7,329,020
08/31/2028	1.125%	7,179,000	6,347,246
09/30/2028	1.250%	6,660,000	5,914,912
10/31/2028	1.375%	6,477,000	5,782,747
11/15/2028	3.125%	6,402,000	6,270,459
11/15/2028	5.250%	993,000	1,076,862
11/30/2028	1.500%	6,559,000	5,888,240
12/31/2028	1.375%	6,195,000	5,521,778
01/31/2029	1.750%	5,669,000	5,148,604
02/15/2029	2.625%	6,400,000	6,098,500
02/15/2029	5.250%	277,000	300,805
02/28/2029	1.875%	5,616,000	5,132,936
03/31/2029	2.375%	5,307,000	4,981,946
04/30/2029	2.875%	8,454,000	8,158,110
05/15/2029	2.375%	5,248,000	4,922,870
05/31/2029	2.750%	5,054,000	4,841,969
06/30/2029	3.250%	4,794,000	4,721,341
07/31/2029	2.625%	3,938,000	3,742,946
08/15/2029	1.625%	4,893,000	4,389,556
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/31/2029	3.125%	3,813,000	3,729,591
09/30/2029	3.875%	4,136,000	4,221,951
10/31/2029	4.000%	3,648,000	3,751,740
11/15/2029	1.750%	3,865,000	3,491,182
11/30/2029	3.875%	4,657,000	4,758,144
12/31/2029	3.875%	3,715,000	3,799,168
01/31/2030	3.500%	3,989,000	3,991,493
02/15/2030	1.500%	6,690,000	5,903,925
02/28/2030	4.000%	4,023,000	4,147,462
05/15/2030	0.625%	9,150,000	7,547,320
05/15/2030	6.250%	687,000	804,434
08/15/2030	0.625%	12,227,000	10,033,782
11/15/2030	0.875%	12,586,000	10,507,343
02/15/2031	1.125%	12,586,000	10,690,234
02/15/2031	5.375%	1,250,000	1,413,086
05/15/2031	1.625%	12,330,000	10,809,942
08/15/2031	1.250%	13,070,000	11,054,361
11/15/2031	1.375%	12,762,000	10,851,688
02/15/2032	1.875%	11,668,000	10,313,418
05/15/2032	2.875%	11,556,000	11,061,259
08/15/2032	2.750%	12,132,000	11,481,801
11/15/2032	4.125%	11,409,000	12,043,626
02/15/2033	3.500%	10,491,000	10,553,290
02/15/2036	4.500%	729,000	813,860
05/15/2037	5.000%	666,000	779,948
02/15/2038	4.375%	767,000	844,539
05/15/2038	4.500%	736,000	820,065
02/15/2039	3.500%	721,000	716,156
05/15/2039	4.250%	1,393,000	1,510,099
08/15/2039	4.500%	1,476,000	1,646,663
11/15/2039	4.375%	1,678,000	1,840,818
02/15/2040	4.625%	1,628,000	1,839,894
05/15/2040	1.125%	4,494,000	3,010,980
05/15/2040	4.375%	1,564,000	1,714,291
08/15/2040	1.125%	5,538,000	3,680,174
08/15/2040	3.875%	1,489,000	1,532,274
11/15/2040	1.375%	6,156,000	4,258,221
11/15/2040	4.250%	1,640,000	1,767,613
02/15/2041	1.875%	7,376,000	5,541,220
02/15/2041	4.750%	1,542,000	1,764,626
05/15/2041	2.250%	6,498,000	5,180,124
05/15/2041	4.375%	1,334,000	1,457,187
08/15/2041	1.750%	8,469,000	6,158,551
08/15/2041	3.750%	1,493,000	1,496,266
11/15/2041	2.000%	7,182,000	5,441,487
11/15/2041	3.125%	1,514,000	1,384,127
02/15/2042	2.375%	5,897,000	4,758,142
02/15/2042	3.125%	1,649,000	1,504,197
05/15/2042	3.000%	1,389,000	1,239,031
05/15/2042	3.250%	5,148,000	4,767,531
08/15/2042	2.750%	1,659,000	1,418,186
08/15/2042	3.375%	4,660,000	4,389,137
11/15/2042	2.750%	2,482,000	2,115,129
11/15/2042	4.000%	4,338,000	4,468,140
02/15/2043	3.125%	2,141,000	1,934,260
02/15/2043	3.875%	3,190,000	3,223,894
05/15/2043	2.875%	3,512,000	3,045,563

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia U.S. Treasury Index Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/15/2043	3.625%	2,459,000	2,397,525
11/15/2043	3.750%	2,473,000	2,454,453
02/15/2044	3.625%	2,826,000	2,745,636
05/15/2044	3.375%	2,463,000	2,301,366
08/15/2044	3.125%	3,082,000	2,762,243
11/15/2044	3.000%	2,882,000	2,527,154
02/15/2045	2.500%	3,593,000	2,879,453
05/15/2045	3.000%	1,866,000	1,631,001
08/15/2045	2.875%	2,513,000	2,147,830
11/15/2045	3.000%	1,425,000	1,244,426
02/15/2046	2.500%	2,897,000	2,308,094
05/15/2046	2.500%	2,905,000	2,312,652
08/15/2046	2.250%	3,714,000	2,808,132
11/15/2046	2.875%	1,604,000	1,369,415
02/15/2047	3.000%	3,099,000	2,701,456
05/15/2047	3.000%	2,771,000	2,414,667
08/15/2047	2.750%	3,505,000	2,917,913
11/15/2047	2.750%	5,334,000	4,442,222
02/15/2048	3.000%	3,927,000	3,426,921
05/15/2048	3.125%	4,397,000	3,928,445
08/15/2048	3.000%	4,938,000	4,316,121
11/15/2048	3.375%	4,900,000	4,588,391
02/15/2049	3.000%	5,204,000	4,560,818
05/15/2049	2.875%	5,231,000	4,481,496
08/15/2049	2.250%	5,108,000	3,843,770
11/15/2049	2.375%	4,785,000	3,700,151
02/15/2050	2.000%	5,840,000	4,143,662
05/15/2050	1.250%	6,710,000	3,911,720
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/15/2050	1.375%	7,479,000	4,499,086
11/15/2050	1.625%	7,584,000	4,873,905
02/15/2051	1.875%	8,495,000	5,812,438
05/15/2051	2.375%	8,399,000	6,456,731
08/15/2051	2.000%	8,331,000	5,862,941
11/15/2051	1.875%	7,884,000	5,369,743
02/15/2052	2.250%	7,321,000	5,462,152
05/15/2052	2.875%	6,896,000	5,900,390
08/15/2052	3.000%	6,511,000	5,718,489
11/15/2052	4.000%	6,714,000	7,127,331
02/15/2053	3.625%	5,658,000	5,610,261
Total U.S. Treasury Obligations (Cost $1,261,763,106)			1,182,081,225

Money Market Funds 0.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.046%(a),(b)	3,629,368	3,627,916
Total Money Market Funds (Cost $3,627,699)		3,627,916
Total Investments in Securities (Cost: $1,265,390,805)		1,185,709,141
Other Assets & Liabilities, Net		7,410,322
Net Assets		1,193,119,463

Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at April 30, 2023.
(b)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended April 30, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.046%
	12,203,954	150,452,514	(159,027,500)	(1,052)	3,627,916	(1,913)	151,130	3,629,368
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
April 30, 2023
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
U.S. Treasury Obligations	—	1,182,081,225	—	1,182,081,225
Money Market Funds	3,627,916	—	—	3,627,916
Total Investments in Securities	3,627,916	1,182,081,225	—	1,185,709,141
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia U.S. Treasury Index Fund | Annual Report 2023

Statement of Assets and Liabilities
April 30, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,261,763,106)	$1,182,081,225
Affiliated issuers (cost $3,627,699)	3,627,916
Receivable for:
Investments sold	12,852,447
Capital shares sold	2,477,825
Dividends	20,795
Interest	8,345,290
Expense reimbursement due from Investment Manager	7,525
Trustees’ deferred compensation plan	122,827
Total assets	1,209,535,850
Liabilities
Payable for:
Investments purchased	13,391,398
Capital shares purchased	513,216
Distributions to shareholders	2,349,510
Management services fees	12,983
Distribution and/or service fees	300
Compensation of board members	26,153
Trustees’ deferred compensation plan	122,827
Total liabilities	16,416,387
Net assets applicable to outstanding capital stock	$1,193,119,463
Represented by
Paid in capital	1,338,437,505
Total distributable earnings (loss)	(145,318,042)
Total - representing net assets applicable to outstanding capital stock	$1,193,119,463
Class A
Net assets	$68,565,009
Shares outstanding	6,719,426
Net asset value per share	$10.20
Class C
Net assets	$887,562
Shares outstanding	86,980
Net asset value per share	$10.20
Institutional Class
Net assets	$498,883,646
Shares outstanding	48,872,551
Net asset value per share	$10.21
Institutional 2 Class
Net assets	$28,313,548
Shares outstanding	2,779,907
Net asset value per share	$10.19
Institutional 3 Class
Net assets	$596,469,698
Shares outstanding	58,105,895
Net asset value per share	$10.27
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2023	11

Statement of Operations
Year Ended April 30, 2023
Net investment income
Income:
Dividends — affiliated issuers	$151,130
Interest	24,172,082
Interfund lending	310
Total income	24,323,522
Expenses:
Management services fees	4,563,742
Distribution and/or service fees
Class A	90,559
Class C	13,108
Compensation of board members	32,047
Total expenses	4,699,456
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,656,199)
Expense reduction	(580)
Total net expenses	2,042,677
Net investment income	22,280,845
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(60,256,874)
Investments — affiliated issuers	(1,913)
Net realized loss	(60,258,787)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	23,293,532
Investments — affiliated issuers	(1,052)
Net change in unrealized appreciation (depreciation)	23,292,480
Net realized and unrealized loss	(36,966,307)
Net decrease in net assets resulting from operations	$(14,685,462)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia U.S. Treasury Index Fund | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended April 30, 2023	Year Ended April 30, 2022
Operations
Net investment income	$22,280,845	$17,605,832
Net realized loss	(60,258,787)	(970,887)
Net change in unrealized appreciation (depreciation)	23,292,480	(124,254,422)
Net decrease in net assets resulting from operations	(14,685,462)	(107,619,477)
Distributions to shareholders
Net investment income and net realized gains
Class A	(1,129,848)	(508,052)
Class C	(17,057)	(25,091)
Institutional Class	(9,181,389)	(7,204,929)
Institutional 2 Class	(432,012)	(725,831)
Institutional 3 Class	(11,631,519)	(12,283,759)
Total distributions to shareholders	(22,391,825)	(20,747,662)
Increase (decrease) in net assets from capital stock activity	(62,638,706)	182,947,241
Total increase (decrease) in net assets	(99,715,993)	54,580,102
Net assets at beginning of year	1,292,835,456	1,238,255,354
Net assets at end of year	$1,193,119,463	$1,292,835,456
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2023	13

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2023		April 30, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	4,981,834	51,719,018	823,155	9,394,626
Distributions reinvested	37,842	383,115	25,050	286,578
Redemptions	(1,675,602)	(17,122,290)	(1,667,328)	(19,113,195)
Net increase (decrease)	3,344,074	34,979,843	(819,123)	(9,431,991)
Class C
Subscriptions	4,772	48,327	20,460	237,356
Distributions reinvested	1,682	17,057	2,179	25,022
Redemptions	(160,991)	(1,623,685)	(360,822)	(4,116,126)
Net decrease	(154,537)	(1,558,301)	(338,183)	(3,853,748)
Institutional Class
Subscriptions	12,613,230	126,812,970	7,139,052	81,835,936
Distributions reinvested	880,119	8,914,230	611,158	6,987,861
Redemptions	(6,904,405)	(70,132,989)	(12,069,469)	(137,444,941)
Net increase (decrease)	6,588,944	65,594,211	(4,319,259)	(48,621,144)
Institutional 2 Class
Subscriptions	1,917,292	19,249,047	1,498,220	17,118,267
Distributions reinvested	21,859	220,532	13,042	149,480
Redemptions	(3,325,044)	(34,809,795)	(1,968,952)	(22,484,879)
Net decrease	(1,385,893)	(15,340,216)	(457,690)	(5,217,132)
Institutional 3 Class
Subscriptions	32,582,117	333,437,917	30,992,063	359,650,385
Distributions reinvested	1,137,179	11,596,979	1,066,894	12,261,812
Redemptions	(48,027,100)	(491,349,139)	(10,775,546)	(121,840,941)
Net increase (decrease)	(14,307,804)	(146,314,243)	21,283,411	250,071,256
Total net increase (decrease)	(5,915,216)	(62,638,706)	15,349,156	182,947,241
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia U.S. Treasury Index Fund | Annual Report 2023

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Columbia U.S. Treasury Index Fund | Annual Report 2023	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 4/30/2023	$10.52	0.19	(0.33)	(0.14)	(0.18)	—	(0.18)
Year Ended 4/30/2022	$11.52	0.12	(0.98)	(0.86)	(0.12)	(0.02)	(0.14)
Year Ended 4/30/2021	$12.30	0.14	(0.71)	(0.57)	(0.14)	(0.07)	(0.21)
Year Ended 4/30/2020	$11.00	0.21	1.30	1.51	(0.21)	—	(0.21)
Year Ended 4/30/2019	$10.75	0.21	0.25	0.46	(0.21)	—	(0.21)
Class C
Year Ended 4/30/2023	$10.52	0.11	(0.31)	(0.20)	(0.12)	—	(0.12)
Year Ended 4/30/2022	$11.52	0.04	(0.97)	(0.93)	(0.05)	(0.02)	(0.07)
Year Ended 4/30/2021	$12.29	0.06	(0.70)	(0.64)	(0.06)	(0.07)	(0.13)
Year Ended 4/30/2020	$11.00	0.13	1.29	1.42	(0.13)	—	(0.13)
Year Ended 4/30/2019	$10.75	0.13	0.25	0.38	(0.13)	—	(0.13)
Institutional Class
Year Ended 4/30/2023	$10.52	0.20	(0.31)	(0.11)	(0.20)	—	(0.20)
Year Ended 4/30/2022	$11.53	0.14	(0.99)	(0.85)	(0.14)	(0.02)	(0.16)
Year Ended 4/30/2021	$12.30	0.16	(0.70)	(0.54)	(0.16)	(0.07)	(0.23)
Year Ended 4/30/2020	$11.01	0.23	1.29	1.52	(0.23)	—	(0.23)
Year Ended 4/30/2019	$10.75	0.22	0.27	0.49	(0.23)	—	(0.23)
Institutional 2 Class
Year Ended 4/30/2023	$10.50	0.20	(0.31)	(0.11)	(0.20)	—	(0.20)
Year Ended 4/30/2022	$11.50	0.13	(0.97)	(0.84)	(0.14)	(0.02)	(0.16)
Year Ended 4/30/2021	$12.27	0.16	(0.70)	(0.54)	(0.16)	(0.07)	(0.23)
Year Ended 4/30/2020	$10.98	0.23	1.29	1.52	(0.23)	—	(0.23)
Year Ended 4/30/2019	$10.73	0.23	0.25	0.48	(0.23)	—	(0.23)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia U.S. Treasury Index Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2023	$10.20	(1.26%)	0.56%	0.32%(c)	1.86%	56%	$68,565
Year Ended 4/30/2022	$10.52	(7.54%)	0.59%	0.32%(c)	1.03%	31%	$35,499
Year Ended 4/30/2021	$11.52	(4.66%)	0.65%	0.32%(c),(d)	1.20%	40%	$48,338
Year Ended 4/30/2020	$12.30	13.88%	0.65%	0.33%(c),(d)	1.83%	54%	$51,890
Year Ended 4/30/2019	$11.00	4.32%	0.65%	0.35%(c),(d)	1.93%	50%	$35,707
Class C
Year Ended 4/30/2023	$10.20	(1.90%)	1.20%	0.97%(c)	1.04%	56%	$888
Year Ended 4/30/2022	$10.52	(8.14%)	1.29%	0.97%(c)	0.37%	31%	$2,540
Year Ended 4/30/2021	$11.52	(5.22%)	1.40%	0.99%(c),(d)	0.53%	40%	$6,680
Year Ended 4/30/2020	$12.29	13.00%	1.41%	1.03%(c),(d)	1.12%	54%	$6,910
Year Ended 4/30/2019	$11.00	3.59%	1.40%	1.05%(c),(d)	1.23%	50%	$2,801
Institutional Class
Year Ended 4/30/2023	$10.21	(1.02%)	0.40%	0.17%(c)	1.98%	56%	$498,884
Year Ended 4/30/2022	$10.52	(7.48%)	0.40%	0.17%(c)	1.18%	31%	$444,883
Year Ended 4/30/2021	$11.53	(4.44%)	0.40%	0.17%(c)	1.35%	40%	$537,273
Year Ended 4/30/2020	$12.30	13.95%	0.40%	0.18%(c)	1.98%	54%	$581,931
Year Ended 4/30/2019	$11.01	4.57%	0.40%	0.20%(c)	2.08%	50%	$323,226
Institutional 2 Class
Year Ended 4/30/2023	$10.19	(1.02%)	0.40%	0.17%	1.94%	56%	$28,314
Year Ended 4/30/2022	$10.50	(7.42%)	0.40%	0.17%	1.18%	31%	$43,738
Year Ended 4/30/2021	$11.50	(4.45%)	0.40%	0.17%	1.35%	40%	$53,191
Year Ended 4/30/2020	$12.27	13.98%	0.40%	0.18%	1.98%	54%	$51,284
Year Ended 4/30/2019	$10.98	4.48%	0.40%	0.20%	2.10%	50%	$35,855
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2023	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 4/30/2023	$10.58	0.20	(0.31)	(0.11)	(0.20)	—	(0.20)
Year Ended 4/30/2022	$11.59	0.14	(0.99)	(0.85)	(0.14)	(0.02)	(0.16)
Year Ended 4/30/2021	$12.37	0.16	(0.71)	(0.55)	(0.16)	(0.07)	(0.23)
Year Ended 4/30/2020	$11.07	0.23	1.30	1.53	(0.23)	—	(0.23)
Year Ended 4/30/2019	$10.81	0.23	0.26	0.49	(0.23)	—	(0.23)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include the impact of voluntary waivers paid by the Investment Manager. For the periods indicated below, if the Investment Manager had not paid these voluntary waivers, the Fund’s net expense ratio would increase by:

	4/30/2021	4/30/2020	4/30/2019
Class A	0.03%	0.10%	0.10%
Class C	0.05%	0.15%	0.15%
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia U.S. Treasury Index Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 4/30/2023	$10.27	(1.00%)	0.40%	0.17%	1.94%	56%	$596,470
Year Ended 4/30/2022	$10.58	(7.44%)	0.40%	0.17%	1.19%	31%	$766,175
Year Ended 4/30/2021	$11.59	(4.49%)	0.40%	0.17%	1.33%	40%	$592,772
Year Ended 4/30/2020	$12.37	13.97%	0.40%	0.18%	2.00%	54%	$415,616
Year Ended 4/30/2019	$11.07	4.56%	0.40%	0.20%	2.10%	50%	$445,200
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2023	19

Notes to Financial Statements
April 30, 2023
Note 1. Organization
Columbia U.S. Treasury Index Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
20	Columbia U.S. Treasury Index Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
Columbia U.S. Treasury Index Fund | Annual Report 2023	21

Notes to Financial Statements  (continued)
April 30, 2023
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.40% of the Fund’s daily net assets.
The Investment Manager, from the management services fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Board of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and any extraordinary non-recurring expenses that may arise, including litigation fees.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc.
The transfer agency fees are payable by the Investment Manager. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.
22	Columbia U.S. Treasury Index Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2023, these minimum account balance fees reduced total expenses of the Fund by $580.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.15% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.65% of the average daily net assets attributable to Class C shares of the Fund.
Sales charges (unaudited)
For the year ended April 30, 2023, there were no sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through August 31, 2023
Class A	0.32%
Class C	0.97
Institutional Class	0.17
Institutional 2 Class	0.17
Institutional 3 Class	0.17
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia U.S. Treasury Index Fund | Annual Report 2023	23

Notes to Financial Statements  (continued)
April 30, 2023
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, capital loss carryforwards, trustees’ deferred compensation and distributions.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2023			Year Ended April 30, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
22,391,825	—	22,391,825	17,854,919	2,892,743	20,747,662
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
1,972,315	—	(60,390,821)	(84,402,056)
At April 30, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,270,111,197	3,879,149	(88,281,205)	(84,402,056)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended April 30, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(7,906,155)	(52,484,666)	(60,390,821)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $637,657,890 and $698,130,730, respectively, for the year ended April 30, 2023, of which $637,657,890 and $698,130,730, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
24	Columbia U.S. Treasury Index Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended April 30, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	3,100,000	3.60	1
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at April 30, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended April 30, 2023.
Columbia U.S. Treasury Index Fund | Annual Report 2023	25

Notes to Financial Statements  (continued)
April 30, 2023
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Passive investment risk
The Fund is not “actively” managed and may be affected by a general decline in market segments related to its Index’s investment exposures. The Fund invests in securities or instruments included in, or believed by the Investment Manager to be representative of the Index regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued. The decision of whether to remove a security from the tracking index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
26	Columbia U.S. Treasury Index Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
Shareholder concentration risk
At April 30, 2023, affiliated shareholders of record owned 83.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia U.S. Treasury Index Fund | Annual Report 2023	27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia U.S. Treasury Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia U.S. Treasury Index Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2023, the related statement of operations for the year ended April 30, 2023, the statement of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2023 and the financial highlights for each of the five years in the period ended April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
28	Columbia U.S. Treasury Index Fund | Annual Report 2023

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Section 163(j) Interest Dividends
100.00%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	174	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Columbia U.S. Treasury Index Fund | Annual Report 2023	29

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	174	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	174	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	172	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
30	Columbia U.S. Treasury Index Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	172	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	174	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	174	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	174	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	172	None
Columbia U.S. Treasury Index Fund | Annual Report 2023	31

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	172	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	174	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	172	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
32	Columbia U.S. Treasury Index Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	174	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	174	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia U.S. Treasury Index Fund | Annual Report 2023	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of North America Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
34	Columbia U.S. Treasury Index Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022, through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia U.S. Treasury Index Fund | Annual Report 2023	35

Columbia U.S. Treasury Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN237_04_N01_(06/23)

Annual Report
April 30, 2023
Columbia Small Cap Value Fund I
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Small Cap Value Fund I (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Small Cap Value Fund I  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Jeremy Javidi, CFA
Portfolio Manager
Managed Fund since 2005
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended April 30, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/25/86	-0.90	5.06	8.20
	Including sales charges		-6.61	3.82	7.56
Advisor Class		11/08/12	-0.64	5.32	8.47
Class C	Excluding sales charges	01/15/96	-1.62	4.27	7.39
	Including sales charges		-2.50	4.27	7.39
Institutional Class		07/31/95	-0.64	5.32	8.47
Institutional 2 Class		11/08/12	-0.59	5.44	8.61
Institutional 3 Class		07/15/09	-0.53	5.49	8.66
Class R		09/27/10	-1.14	4.79	7.93
Russell 2000 Value Index			-7.99	3.66	6.96
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charges for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Small Cap Value Fund I | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (April 30, 2013 — April 30, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2023)
Common Stocks	99.6
Money Market Funds	0.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at April 30, 2023)
Communication Services	1.8
Consumer Discretionary	12.4
Consumer Staples	2.7
Energy	6.0
Financials	22.8
Health Care	9.5
Industrials	18.8
Information Technology	10.7
Materials	8.4
Real Estate	6.0
Utilities	0.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Small Cap Value Fund I | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended April 30, 2023, Class A shares of Columbia Small Cap Value Fund I returned -0.90% excluding sales charges. The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned -7.99% for the same period.
Market overview
U.S. equities performed unevenly over the 12 months ending April 30, 2023, ending with mixed results. Sentiment was driven largely by expectations around the course of inflation and corresponding action by the U.S. Federal Reserve (Fed), which hiked rates eight times by a combined 450 percentage points over the course of the period. Some upside early in the period was sparked by investors’ interpretation of Fed Chair Powell’s remarks after the Federal Open Market Committee (FOMC) announced an anticipated 75-basis point rate hike at the end of July, which followed a 75-basis point hike in June.  (A basis point is 1/100 of a percent.) What many seemingly heard were hints that rate hikes will slow in concert with softening economic growth. That takeaway evaporated a month later when Fed chair Jerome Powell spoke at a symposium in Jackson Hole and prioritized fighting inflation no matter how much pain the economy might suffer. His inflation-fighting resolve was confirmed by additional 75-basis point hikes in September and November and a 50-basis point hike in December, along with a forecast showing no expectations for rate cuts until 2024.
Despite the rate-hike headwinds in late 2022, equities attempted to rally moving into the final four months of the period. Growth stocks led the way, in stark contrast to their performance relative to value in 2022, as market participants seemed to be warming up yet again to the notion of a softer landing, based on better-than-expected earnings, as well as constructive inflation and economic data. Markets reversed course during February 2023, as a blowout January employment report and continued higher-for-longer messaging from the Fed dampened sentiment, along with mixed earnings reports and geopolitical uncertainties. In March, banking sector turmoil dominated headlines as two banks failed quickly. While intervention to guarantee uninsured deposits and to provide emergency liquidity helped to limit any broader banking contagion, regional bank stocks still suffered. However, this bank crisis brought with it a rate reprieve and heightened expectations for a Fed pivot, providing a tailwind for technology and other growth-oriented stocks. In addition, strong earnings reports from large technology companies, such as Meta Platforms and Microsoft, were especially supportive, as were healthy consumer trends and guidance suggesting a possible soft-landing for the economy. Bullish investors also focused on the potential for the Fed to signal a pause following another 25-basis point hike at its May 2023 meeting. Less constructive was the first read of first-quarter GDP, which showed a larger-than-expected deceleration to a 1.1% seasonally adjusted annual rate. Additional sources of concern included narrowing equity market leadership, the political stalemate on the debt ceiling and spending cuts and the UK’s decision to block Microsoft’s acquisition of Activision. Also, although some bank earnings reports were better than feared, news that First Republic Bank would be put into receivership at the end of the period heightened concerns that turmoil may continue in the banking sector.
Against this backdrop, the broad U.S. equity market, as measured by the S&P 500 Index, had a return of 2.66% for the 12 months under review. Six of the 11 economic sectors within the S&P 500 Index delivered positive returns.  Energy stocks performed best, up more than 19% even though oil prices retreated steadily over the course of the period from levels near 20-year highs.  Information technology, industrials, health care, consumer staples and communication services rounded out the positive performers. Real estate stocks declined the most, followed by consumer discretionary, materials, financials and utilities. Growth stocks, as measured by the Russell 1000 Growth Index, modestly outperformed value, as represented by the Russell 1000 Value Index. Larger-cap stocks generally outperformed mid-caps and small-caps. The Russell 1000 Index returned 1.82%, while the Russell 2000 returned -3.65% and the Russell Midcap Index returned -1.69%.  Despite the continually shifting and mixed sentiment throughout the period, volatility was muted, with the price level of the VIX (CBOE Market Volatility Index) dropping more than 50% to its lowest levels since mid-2021.
The Fund’s notable contributors during the period
•	The Fund’s outperformance of its benchmark was driven primarily by strong, broad-based stock selection, particularly within the industrials, financials, health care, materials and information technology sectors.
•	Sector allocation also helped relative results, particularly underweights to the poor-performing real estate, financials and communication services sectors. Overweights to information technology, industrials and materials also helped.
Columbia Small Cap Value Fund I | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Top individual contributors during the period included:
○	Shares of space technology provider Maxar Technologies, Inc. rose sharply on news that it was being acquired by a private equity firm.
○	Solar energy systems makers Array Technologies, Inc. and Shoals Technologies Group, Inc., both experienced a rise in share price on strong results and expectations for market growth.
○	Thermal management solutions provider Modine Manufacturing Co. pleased investors with strong results and guidance across all business lines.
○	Electronic equipment maker Bel Fuse, Inc. reported record results and expectations for continued strength in end markets.
The Fund’s notable detractors during the period
•	Security selection within energy was a notable detractor to relative results, as was an underweight to utilities.
•	Notable individual detractors included:
○	Commercial real estate developer and operator Hudson Pacific Properties, Inc., whose share price fell on worries over its exposure to West Coast markets hampered by the bank crisis and tech slowdown.
○	California bank Silvergate Capital Corp., was hurt by concerns over its focus on crypto currencies.
○	North Carolina-based office REIT Highwoods Properties, Inc. saw its share price fall on a poor earnings growth outlook despite a quicker recovery for office rentals in Sunbelt markets.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Small Cap Value Fund I | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2022 — April 30, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	999.00	1,018.44	6.08	6.14	1.24
Advisor Class	1,000.00	1,000.00	1,000.50	1,019.67	4.86	4.90	0.99
Class C	1,000.00	1,000.00	995.70	1,014.76	9.74	9.83	1.99
Institutional Class	1,000.00	1,000.00	1,000.50	1,019.67	4.86	4.90	0.99
Institutional 2 Class	1,000.00	1,000.00	1,000.80	1,020.11	4.42	4.46	0.90
Institutional 3 Class	1,000.00	1,000.00	1,001.00	1,020.35	4.17	4.21	0.85
Class R	1,000.00	1,000.00	998.20	1,017.21	7.30	7.37	1.49
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Small Cap Value Fund I | Annual Report 2023	7

Portfolio of Investments
April 30, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.3%
Issuer	Shares	Value ($)
Communication Services 1.8%
Entertainment 0.4%
Gaia, Inc.(a),(b)	792,948	2,410,562
Playstudios, Inc.(b)	685,534	3,002,639
Total		5,413,201
Media 1.4%
Criteo SA, ADR(b)	218,880	6,883,776
Innovid Corp.(b)	2,110,655	1,981,905
Integral Ad Science Holding Corp.(b)	504,090	7,929,336
Total		16,795,017
Total Communication Services		22,208,218
Consumer Discretionary 12.3%
Auto Components 1.0%
Gentherm, Inc.(b)	93,888	5,600,419
Modine Manufacturing Co.(b)	339,113	7,090,853
Total		12,691,272
Broadline Retail 0.1%
Redbubble Ltd.(b)	5,806,344	1,570,499
Distributors 0.1%
Educational Development Corp.(b)	387,336	817,279
Diversified Consumer Services 0.5%
Stride, Inc.(b)	141,560	6,081,417
Hotels, Restaurants & Leisure 0.4%
PlayAGS, Inc.(b)	844,689	4,459,958
Household Durables 4.7%
Cavco Industries, Inc.(b)	24,607	7,387,513
Century Communities, Inc.	126,330	8,507,062
Ethan Allen Interiors, Inc.	139,263	3,889,616
Hamilton Beach Brands Holding Co.	448,808	4,492,568
Legacy Housing Corp.(b)	232,535	5,022,756
Lifetime Brands, Inc.	115,627	566,572
Lovesac Co. (The)(b)	109,113	2,868,581
Meritage Homes Corp.	93,957	12,031,194
Tri Pointe Homes, Inc.(b)	384,973	11,041,026
Universal Electronics, Inc.(b)	239,445	2,406,422
Total		58,213,310
Common Stocks (continued)
Issuer	Shares	Value ($)
Leisure Products 0.7%
Latham Group, Inc.(b)	1,257,520	3,030,623
Malibu Boats, Inc., Class A(b)	100,922	5,727,324
Total		8,757,947
Specialty Retail 2.9%
1-800-Flowers.com, Inc., Class A(b)	340,014	3,131,529
American Eagle Outfitters, Inc.	430,750	5,767,743
Brilliant Earth Group, Inc., Class A(b)	468,320	1,957,578
National Vision Holdings, Inc.(b)	225,720	4,749,149
Overstock.com, Inc.(b)	284,470	5,791,809
ThredUp, Inc., Class A(b)	1,709,646	4,513,465
Urban Outfitters, Inc.(b)	341,590	9,243,425
Total		35,154,698
Textiles, Apparel & Luxury Goods 1.9%
Canada Goose Holdings, Inc.(b)	264,650	5,192,433
Culp, Inc.(b)	296,602	1,619,447
Fossil Group, Inc.(b)	994,277	3,340,771
Movado Group, Inc.	165,236	4,233,346
Steven Madden Ltd.	270,970	9,494,789
Total		23,880,786
Total Consumer Discretionary		151,627,166
Consumer Staples 2.7%
Consumer Staples Distribution & Retail 0.7%
Andersons, Inc. (The)	173,975	7,776,682
Food Products 1.1%
Fresh Del Monte Produce, Inc.	234,654	6,736,917
Hain Celestial Group, Inc. (The)(b)	383,882	6,883,004
Total		13,619,921
Household Products 0.3%
Oil-Dri Corp of America	94,915	4,022,498
Personal Care Products 0.6%
Honest Co., Inc. (The)(b)	1,137,336	1,887,978
Olaplex Holdings, Inc.(b)	1,483,416	5,488,639
Total		7,376,617
Total Consumer Staples		32,795,718
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small Cap Value Fund I | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 5.9%
Energy Equipment & Services 2.5%
ChampionX Corp.	288,530	7,813,392
Expro Group Holdings NV(b)	394,722	7,851,021
Natural Gas Services Group, Inc.(b)	356,114	3,667,974
Newpark Resources, Inc.(b)	1,343,444	5,373,776
Pason Systems, Inc.	554,920	4,833,049
Profire Energy, Inc.(b)	1,667,695	1,934,526
Total		31,473,738
Oil, Gas & Consumable Fuels 3.4%
CVR Energy, Inc.	261,760	6,894,758
Delek U.S. Holdings, Inc.	273,420	5,946,885
Kinetik Holdings, Inc.	200,185	6,165,698
Murphy Oil Corp.	273,010	10,022,197
Ring Energy, Inc.(b)	2,327,210	4,212,250
Talos Energy, Inc.(b)	361,560	4,928,063
W&T Offshore, Inc.(b)	767,511	3,354,023
Total		41,523,874
Total Energy		72,997,612
Financials 22.6%
Banks 12.1%
Ameris Bancorp	217,324	7,280,354
Bank of Marin Bancorp	101,795	1,794,646
BankUnited, Inc.	279,606	6,305,115
Banner Corp.	147,986	7,387,461
Brookline Bancorp, Inc.	366,430	3,495,742
Capital Bancorp, Inc.	204,030	3,437,905
Capital City Bank Group, Inc.	100,547	3,062,662
Central Pacific Financial Corp.	192,481	3,056,598
Central Valley Community Bancorp	176,730	2,580,258
Columbia Banking System, Inc.	479,270	10,237,207
Community Trust Bancorp, Inc.	96,353	3,469,672
First BanCorp	599,656	7,045,958
First BanCorp	163,218	5,023,850
First Community Corp.	204,486	4,341,238
First Financial Corp.	91,000	3,144,050
Hilltop Holdings, Inc.	273,780	8,492,656
HomeStreet, Inc.	125,107	1,221,044
Common Stocks (continued)
Issuer	Shares	Value ($)
Northrim BanCorp, Inc.	148,076	5,116,026
OFG Bancorp	265,231	6,781,957
Plumas Bancorp	79,624	3,050,395
Popular, Inc.	173,884	10,434,779
Provident Financial Holdings, Inc.	194,301	2,650,266
Riverview Bancorp, Inc.	429,555	2,201,469
Sierra Bancorp	175,597	2,878,035
Southern First Bancshares, Inc.(b)	150,104	4,139,868
Territorial Bancorp, Inc.	167,330	2,802,778
Towne Bank	286,744	6,792,965
UMB Financial Corp.	172,052	10,944,228
Washington Federal, Inc.	234,740	6,582,110
Western New England Bancorp, Inc.	528,094	3,575,196
Total		149,326,488
Capital Markets 0.7%
StoneX Group, Inc.(b)	93,519	9,171,408
Consumer Finance 0.7%
Ezcorp, Inc., Class A(b)	326,695	2,812,844
PROG Holdings, Inc.(b)	182,083	5,504,369
Total		8,317,213
Financial Services 5.7%
Alerus Financial Corp.	178,896	2,574,314
Cass Information Systems, Inc.	95,622	3,497,853
Essent Group Ltd.	300,390	12,757,563
EVERTEC, Inc.	213,810	7,417,069
International Money Express, Inc.(b)	175,771	4,531,376
MGIC Investment Corp.	774,445	11,515,997
NMI Holdings, Inc., Class A(b)	376,817	8,817,518
Payoneer Global, Inc.(b)	1,101,358	6,013,415
Radian Group, Inc.	564,790	13,707,453
Total		70,832,558
Insurance 3.4%
Employers Holdings, Inc.	123,944	4,906,943
Global Indemnity Group LLC	213,103	5,932,787
Greenlight Capital Re Ltd., Class A(b)	277,576	2,714,693
Horace Mann Educators Corp.	223,100	6,978,568
Mercury General Corp.	240,133	7,302,445

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2023	9

Portfolio of Investments  (continued)
April 30, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
National Western Life Group, Inc., Class A	28,496	7,265,910
ProAssurance Corp.	370,180	6,648,433
Total		41,749,779
Total Financials		279,397,446
Health Care 9.5%
Biotechnology 4.3%
Arcutis Biotherapeutics, Inc.(b)	237,970	3,293,505
Arrowhead Pharmaceuticals, Inc.(b)	173,509	6,143,954
Atara Biotherapeutics, Inc.(b)	687,470	1,863,044
Insmed, Inc.(b)	303,520	5,918,640
IVERIC bio, Inc.(b)	134,840	4,434,888
Natera, Inc.(b)	121,940	6,184,797
Replimune Group, Inc.(b)	131,569	2,201,149
Sage Therapeutics, Inc.(b)	194,850	9,518,422
SpringWorks Therapeutics, Inc.(b)	156,868	3,667,574
Travere Therapeutics, Inc.(b)	145,470	3,137,788
uniQure NV(b)	174,810	3,393,062
Zentalis Pharmaceuticals, Inc.(b)	122,540	2,699,556
Total		52,456,379
Health Care Equipment & Supplies 0.5%
LivaNova PLC(b)	59,950	2,871,605
Zimvie, Inc.(b)	469,921	3,867,450
Total		6,739,055
Health Care Providers & Services 2.2%
Amedisys, Inc.(b)	98,322	7,895,257
Encompass Health Corp.	161,530	10,362,149
Enhabit, Inc.(b)	491,405	6,019,711
National HealthCare Corp.	51,532	2,984,218
Total		27,261,335
Life Sciences Tools & Services 0.2%
Codexis, Inc.(b)	500,073	1,960,286
Pharmaceuticals 2.3%
ANI Pharmaceuticals, Inc.(b)	123,734	4,667,246
Perrigo Co. PLC	373,629	13,895,263
Supernus Pharmaceuticals, Inc.(b)	200,895	7,404,990
Taro Pharmaceutical Industries Ltd.(b)	105,150	2,649,780
Total		28,617,279
Total Health Care		117,034,334
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 18.7%
Aerospace & Defense 0.9%
Moog, Inc., Class A	127,380	11,478,212
Air Freight & Logistics 0.9%
Forward Air Corp.	59,790	6,308,443
Radiant Logistics, Inc.(b)	719,402	4,748,053
Total		11,056,496
Building Products 2.1%
AZEK Co., Inc. (The)(b)	210,796	5,721,003
AZZ, Inc.	162,840	6,143,953
Resideo Technologies, Inc.(b)	205,969	3,666,248
UFP Industries, Inc.	136,705	10,734,077
Total		26,265,281
Commercial Services & Supplies 0.9%
Healthcare Services Group, Inc.	433,839	6,772,227
HNI Corp.	184,860	4,802,663
Total		11,574,890
Construction & Engineering 0.7%
MDU Resources Group, Inc.	283,140	8,273,351
Electrical Equipment 1.2%
Encore Wire Corp.	65,663	10,265,097
Thermon(b)	206,680	4,294,810
Total		14,559,907
Ground Transportation 2.1%
Hertz Global Holdings, Inc.(b)	530,560	8,849,741
Marten Transport Ltd.	334,505	6,753,656
Schneider National, Inc., Class B	374,818	9,808,987
Total		25,412,384
Machinery 4.5%
CIRCOR International, Inc.(b)	155,137	4,319,014
Gorman-Rupp Co.	135,478	3,325,985
Greenbrier Companies, Inc. (The)	165,120	4,367,424
Hurco Companies, Inc.	196,635	4,410,523
John Bean Technologies Corp.	99,800	10,849,258
LB Foster Co., Class A(b)	191,511	2,141,093
Manitex International, Inc.(b)	604,886	3,127,261
Miller Industries, Inc.	81,100	2,643,860

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Value Fund I | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Mueller Industries, Inc.	163,210	11,726,638
Standex International Corp.	70,614	8,672,105
Total		55,583,161
Marine Transportation 1.0%
Costamare, Inc.	610,400	5,511,912
Kirby Corp.(b)	98,431	7,071,283
Total		12,583,195
Passenger Airlines 0.7%
JetBlue Airways Corp.(b)	1,258,230	8,983,762
Professional Services 2.1%
IBEX Holdings Ltd.(b)	185,431	3,795,773
Korn/Ferry International	160,895	7,726,178
MAXIMUS, Inc.	80,240	6,712,076
Red Violet, Inc.(b)	198,980	3,402,558
TaskUS, Inc., Class A(b)	286,522	3,856,586
Total		25,493,171
Trading Companies & Distributors 1.6%
BlueLinx Holdings, Inc.(b)	51,440	3,603,886
H&E Equipment Services, Inc.	137,466	5,017,509
Karat Packaging, Inc.	215,460	2,921,638
Textainer Group Holdings Ltd.	230,012	8,073,421
Total		19,616,454
Total Industrials		230,880,264
Information Technology 10.6%
Communications Equipment 1.6%
Applied Optoelectronics, Inc.(b)	844,199	1,637,746
KVH Industries, Inc.(b)	209,740	2,206,465
Lumentum Holdings, Inc.(b)	203,588	9,823,121
Netscout Systems, Inc.(b)	232,664	6,330,787
Total		19,998,119
Electronic Equipment, Instruments & Components 5.0%
Airgain, Inc.(b)	360,403	2,115,566
Bel Fuse, Inc., Class B	147,318	5,985,530
ePlus, Inc.(b)	127,725	5,561,146
FARO Technologies, Inc.(b)	174,500	4,074,575
IPG Photonics Corp.(b)	54,060	6,215,819
Knowles Corp.(b)	465,570	7,858,822
Luna Innovations, Inc.(b)	572,627	3,596,098
Common Stocks (continued)
Issuer	Shares	Value ($)
OSI Systems, Inc.(b)	79,370	8,965,635
Powerfleet, Inc.(b)	1,028,025	2,950,432
Vishay Intertechnology, Inc.	467,970	9,963,081
Vishay Precision Group, Inc.(b)	111,809	4,197,310
Total		61,484,014
IT Services 1.1%
DigitalOcean Holdings, Inc.(b)	197,280	6,222,211
Kyndryl Holdings, Inc.(b)	556,219	8,042,927
Total		14,265,138
Semiconductors & Semiconductor Equipment 1.7%
Cohu, Inc.(b)	225,232	7,621,851
MagnaChip Semiconductor Corp.(b)	257,740	2,288,731
SMART Global Holdings, Inc.(b)	282,710	4,359,388
Synaptics, Inc.(b)	51,790	4,586,523
Valens Semiconductor Ltd.(b)	821,304	2,135,390
Total		20,991,883
Software 1.0%
Cerence, Inc.(b)	220,964	5,645,630
Cognyte Software Ltd.(b)	468,514	1,949,018
Mitek Systems, Inc.(b)	288,201	2,599,573
Upland Software, Inc.(b)	467,607	1,716,118
Total		11,910,339
Technology Hardware, Storage & Peripherals 0.2%
Nano Dimension Ltd., ADR(b)	1,091,140	2,695,116
Total Information Technology		131,344,609
Materials 8.3%
Chemicals 1.1%
Aspen Aerogels, Inc.(b)	778,910	4,875,976
Tronox Holdings PLC, Class A	615,978	8,432,739
Total		13,308,715
Construction Materials 1.9%
Eagle Materials, Inc.	86,807	12,865,666
Summit Materials, Inc., Class A(b)	383,125	10,501,456
Total		23,367,122
Containers & Packaging 0.6%
Greif, Inc., Class A	112,439	7,060,045

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2023	11

Portfolio of Investments  (continued)
April 30, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 3.3%
Ampco-Pittsburgh Corp.(b)	620,435	1,873,714
Capstone Copper Corp.(b)	1,579,461	7,426,037
Centerra Gold, Inc.	801,630	5,419,737
Copper Mountain Mining Corp.(b)	2,843,127	5,351,127
ERO Copper Corp.(b)	309,584	6,096,395
Ferroglobe PLC(b)	827,755	3,344,130
MP Materials Corp.(b)	5,574	120,789
Olympic Steel, Inc.	73,429	3,419,589
Torex Gold Resources, Inc.(b)	303,898	4,986,273
Universal Stainless & Alloy Products, Inc.(b)	319,533	3,025,977
Total		41,063,768
Paper & Forest Products 1.4%
Clearwater Paper Corp.(b)	94,853	3,424,193
Glatfelter Corp.	906,012	4,095,174
Louisiana-Pacific Corp.	170,120	10,162,969
Total		17,682,336
Total Materials		102,481,986
Real Estate 6.0%
Diversified REITs 0.5%
American Assets Trust, Inc.	370,710	6,746,922
Hotel & Resort REITs 2.6%
Park Hotels & Resorts, Inc.	630,340	7,595,597
Pebblebrook Hotel Trust	582,411	8,287,708
RLJ Lodging Trust	744,871	7,523,197
Sunstone Hotel Investors, Inc.	937,022	8,929,820
Total		32,336,322
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate Management & Development 0.6%
Forestar Group, Inc.(b)	352,609	6,819,458
Retail REITs 0.7%
Macerich Co. (The)	825,130	8,243,049
Specialized REITs 1.6%
Outfront Media, Inc.	495,810	8,260,195
PotlatchDeltic Corp.	239,553	11,074,535
Total		19,334,730
Total Real Estate		73,480,481
Utilities 0.9%
Gas Utilities 0.9%
National Fuel Gas Co.	145,540	8,135,686
RGC Resources, Inc.	177,237	3,394,089
Total		11,529,775
Total Utilities		11,529,775
Total Common Stocks (Cost $1,026,849,345)		1,225,777,609

Money Market Funds 0.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.046%(a),(c)	4,422,821	4,421,052
Total Money Market Funds (Cost $4,420,937)		4,421,052
Total Investments in Securities (Cost: $1,031,270,282)		1,230,198,661
Other Assets & Liabilities, Net		4,402,232
Net Assets		1,234,600,893

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Value Fund I | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended April 30, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.046%
	4,496,306	415,809,700	(415,885,066)	112	4,421,052	(2,199)	222,249	4,422,821
Gaia, Inc.‡
	—	1,964,292	(1,171,759)	(2,149,736)	2,410,562	(626,977)	—	792,948
Total	4,496,306			(2,149,624)	6,831,614	(629,176)	222,249

‡	Issuer was not an affiliate at the beginning of period.

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at April 30, 2023.
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2023	13

Portfolio of Investments  (continued)
April 30, 2023
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	22,208,218	—	—	22,208,218
Consumer Discretionary	150,056,667	1,570,499	—	151,627,166
Consumer Staples	32,795,718	—	—	32,795,718
Energy	72,997,612	—	—	72,997,612
Financials	279,397,446	—	—	279,397,446
Health Care	117,034,334	—	—	117,034,334
Industrials	230,880,264	—	—	230,880,264
Information Technology	131,344,609	—	—	131,344,609
Materials	102,481,986	—	—	102,481,986
Real Estate	73,480,481	—	—	73,480,481
Utilities	11,529,775	—	—	11,529,775
Total Common Stocks	1,224,207,110	1,570,499	—	1,225,777,609
Money Market Funds	4,421,052	—	—	4,421,052
Total Investments in Securities	1,228,628,162	1,570,499	—	1,230,198,661
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Value Fund I | Annual Report 2023

Statement of Assets and Liabilities
April 30, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,022,289,047)	$1,223,367,047
Affiliated issuers (cost $8,981,235)	6,831,614
Receivable for:
Investments sold	8,359,399
Capital shares sold	1,336,575
Dividends	333,386
Foreign tax reclaims	3,740
Prepaid expenses	6,526
Trustees’ deferred compensation plan	338,725
Total assets	1,240,577,012
Liabilities
Payable for:
Investments purchased	4,335,143
Capital shares purchased	996,780
Management services fees	27,186
Distribution and/or service fees	1,785
Transfer agent fees	180,987
Compensation of board members	24,287
Other expenses	71,226
Trustees’ deferred compensation plan	338,725
Total liabilities	5,976,119
Net assets applicable to outstanding capital stock	$1,234,600,893
Represented by
Paid in capital	1,044,275,676
Total distributable earnings (loss)	190,325,217
Total - representing net assets applicable to outstanding capital stock	$1,234,600,893
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2023	15

Statement of Assets and Liabilities  (continued)
April 30, 2023
Class A
Net assets	$233,599,102
Shares outstanding	6,137,243
Net asset value per share	$38.06
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$40.38
Advisor Class
Net assets	$65,397,628
Shares outstanding	1,430,209
Net asset value per share	$45.73
Class C
Net assets	$6,017,903
Shares outstanding	286,899
Net asset value per share	$20.98
Institutional Class
Net assets	$612,677,061
Shares outstanding	13,922,645
Net asset value per share	$44.01
Institutional 2 Class
Net assets	$138,904,525
Shares outstanding	3,031,889
Net asset value per share	$45.81
Institutional 3 Class
Net assets	$176,273,426
Shares outstanding	3,971,585
Net asset value per share	$44.38
Class R
Net assets	$1,731,248
Shares outstanding	45,818
Net asset value per share	$37.79
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Value Fund I | Annual Report 2023

Statement of Operations
Year Ended April 30, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$20,070,965
Dividends — affiliated issuers	222,249
Foreign taxes withheld	(176,857)
Total income	20,116,357
Expenses:
Management services fees	10,199,208
Distribution and/or service fees
Class A	604,962
Class C	64,836
Class R	9,621
Transfer agent fees
Class A	355,242
Advisor Class	85,418
Class C	9,520
Institutional Class	979,254
Institutional 2 Class	63,758
Institutional 3 Class	12,611
Class R	2,824
Compensation of board members	33,585
Custodian fees	27,644
Printing and postage fees	140,543
Registration fees	152,963
Accounting services fees	32,840
Legal fees	29,971
Interest on interfund lending	1,246
Compensation of chief compliance officer	249
Other	39,755
Total expenses	12,846,050
Expense reduction	(2,680)
Total net expenses	12,843,370
Net investment income	7,272,987
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	12,285,072
Investments — affiliated issuers	(629,176)
Foreign currency translations	(3,413)
Net realized gain	11,652,483
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(16,329,481)
Investments — affiliated issuers	(2,149,624)
Foreign currency translations	(658)
Net change in unrealized appreciation (depreciation)	(18,479,763)
Net realized and unrealized loss	(6,827,280)
Net increase in net assets resulting from operations	$445,707
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2023	17

Statement of Changes in Net Assets
	Year Ended April 30, 2023	Year Ended April 30, 2022
Operations
Net investment income	$7,272,987	$2,934,562
Net realized gain	11,652,483	140,463,201
Net change in unrealized appreciation (depreciation)	(18,479,763)	(212,547,027)
Net increase (decrease) in net assets resulting from operations	445,707	(69,149,264)
Distributions to shareholders
Net investment income and net realized gains
Class A	(13,945,771)	(34,661,347)
Advisor Class	(2,764,530)	(6,688,259)
Class C	(633,272)	(1,744,634)
Institutional Class	(28,176,888)	(51,903,589)
Institutional 2 Class	(5,246,792)	(12,568,941)
Institutional 3 Class	(8,710,054)	(20,943,537)
Class R	(113,858)	(329,937)
Total distributions to shareholders	(59,591,165)	(128,840,244)
Increase in net assets from capital stock activity	147,585,905	257,119,317
Total increase in net assets	88,440,447	59,129,809
Net assets at beginning of year	1,146,160,446	1,087,030,637
Net assets at end of year	$1,234,600,893	$1,146,160,446
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Value Fund I | Annual Report 2023

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2023		April 30, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	583,191	22,595,872	628,215	29,444,739
Distributions reinvested	362,208	12,817,394	693,929	31,789,734
Redemptions	(934,811)	(35,949,994)	(1,004,933)	(46,390,939)
Net increase (decrease)	10,588	(536,728)	317,211	14,843,534
Advisor Class
Subscriptions	674,898	32,214,091	1,155,300	63,891,992
Distributions reinvested	57,135	2,432,012	108,730	5,887,738
Redemptions	(509,459)	(23,528,750)	(1,006,847)	(56,195,509)
Net increase	222,574	11,117,353	257,183	13,584,221
Class C
Subscriptions	67,987	1,473,734	90,981	2,646,075
Distributions reinvested	30,691	597,238	62,233	1,683,680
Redemptions	(118,478)	(2,541,729)	(119,948)	(3,311,185)
Net increase (decrease)	(19,800)	(470,757)	33,266	1,018,570
Institutional Class
Subscriptions	8,205,125	353,422,764	5,939,467	306,524,158
Distributions reinvested	568,409	23,351,820	779,290	40,687,924
Redemptions	(6,316,981)	(281,131,997)	(3,163,933)	(165,504,371)
Net increase	2,456,553	95,642,587	3,554,824	181,707,711
Institutional 2 Class
Subscriptions	1,267,764	58,607,741	645,557	35,674,714
Distributions reinvested	122,865	5,246,792	231,712	12,568,941
Redemptions	(520,518)	(24,090,097)	(735,537)	(39,935,484)
Net increase	870,111	39,764,436	141,732	8,308,171
Institutional 3 Class
Subscriptions	863,431	39,079,011	1,330,426	70,352,538
Distributions reinvested	147,320	6,094,970	299,125	15,740,695
Redemptions	(953,022)	(42,957,800)	(903,984)	(48,368,264)
Net increase	57,729	2,216,181	725,567	37,724,969
Class R
Subscriptions	4,862	184,687	18,879	895,719
Distributions reinvested	3,243	113,671	7,230	329,493
Redemptions	(11,560)	(445,525)	(28,200)	(1,293,071)
Net decrease	(3,455)	(147,167)	(2,091)	(67,859)
Total net increase	3,594,300	147,585,905	5,027,692	257,119,317
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2023	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 4/30/2023	$40.91	0.14	(0.69)	(0.55)	(0.13)	(2.17)	(2.30)
Year Ended 4/30/2022	$49.30	0.02	(2.46)	(2.44)	(0.07)	(5.88)	(5.95)
Year Ended 4/30/2021	$26.90	0.19	22.41	22.60	(0.17)	(0.03)	(0.20)
Year Ended 4/30/2020	$36.62	0.18	(8.59)	(8.41)	(0.17)	(1.14)	(1.31)
Year Ended 4/30/2019	$40.70	0.08	(1.08)	(1.00)	(0.13)	(2.95)	(3.08)
Advisor Class
Year Ended 4/30/2023	$48.60	0.28	(0.78)	(0.50)	(0.20)	(2.17)	(2.37)
Year Ended 4/30/2022	$57.47	0.15	(2.94)	(2.79)	(0.20)	(5.88)	(6.08)
Year Ended 4/30/2021	$31.32	0.37	26.06	26.43	(0.25)	(0.03)	(0.28)
Year Ended 4/30/2020	$42.37	0.30	(9.98)	(9.68)	(0.23)	(1.14)	(1.37)
Year Ended 4/30/2019	$46.56	0.21	(1.25)	(1.04)	(0.20)	(2.95)	(3.15)
Class C
Year Ended 4/30/2023	$23.70	(0.08)	(0.47)	(0.55)	—	(2.17)	(2.17)
Year Ended 4/30/2022	$31.15	(0.20)	(1.37)	(1.57)	—	(5.88)	(5.88)
Year Ended 4/30/2021	$17.06	(0.04)	14.16	14.12	—	(0.03)	(0.03)
Year Ended 4/30/2020	$23.72	(0.04)	(5.48)	(5.52)	—	(1.14)	(1.14)
Year Ended 4/30/2019	$27.55	(0.16)	(0.72)	(0.88)	—	(2.95)	(2.95)
Institutional Class
Year Ended 4/30/2023	$46.87	0.27	(0.76)	(0.49)	(0.20)	(2.17)	(2.37)
Year Ended 4/30/2022	$55.63	0.15	(2.82)	(2.67)	(0.21)	(5.88)	(6.09)
Year Ended 4/30/2021	$30.33	0.33	25.25	25.58	(0.25)	(0.03)	(0.28)
Year Ended 4/30/2020	$41.07	0.30	(9.67)	(9.37)	(0.23)	(1.14)	(1.37)
Year Ended 4/30/2019	$45.24	0.20	(1.22)	(1.02)	(0.20)	(2.95)	(3.15)
Institutional 2 Class
Year Ended 4/30/2023	$48.68	0.32	(0.79)	(0.47)	(0.23)	(2.17)	(2.40)
Year Ended 4/30/2022	$57.55	0.21	(2.94)	(2.73)	(0.26)	(5.88)	(6.14)
Year Ended 4/30/2021	$31.36	0.40	26.11	26.51	(0.29)	(0.03)	(0.32)
Year Ended 4/30/2020	$42.40	0.36	(10.00)	(9.64)	(0.26)	(1.14)	(1.40)
Year Ended 4/30/2019	$46.57	0.27	(1.25)	(0.98)	(0.24)	(2.95)	(3.19)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Small Cap Value Fund I | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2023	$38.06	(0.90%)	1.24%(c)	1.24%(c),(d)	0.36%	72%	$233,599
Year Ended 4/30/2022	$40.91	(5.94%)	1.26%(c)	1.26%(c),(d)	0.04%	58%	$250,665
Year Ended 4/30/2021	$49.30	84.29%	1.33%(c)	1.31%(c),(d)	0.53%	43%	$286,411
Year Ended 4/30/2020	$26.90	(23.69%)	1.37%(c),(e)	1.32%(c),(d),(e)	0.55%	60%	$152,006
Year Ended 4/30/2019	$36.62	(2.38%)	1.36%(c),(e)	1.32%(c),(d),(e)	0.21%	62%	$234,765
Advisor Class
Year Ended 4/30/2023	$45.73	(0.64%)	0.99%(c)	0.99%(c),(d)	0.61%	72%	$65,398
Year Ended 4/30/2022	$48.60	(5.71%)	1.01%(c)	1.01%(c),(d)	0.28%	58%	$58,696
Year Ended 4/30/2021	$57.47	84.74%	1.08%(c)	1.06%(c),(d)	0.87%	43%	$54,621
Year Ended 4/30/2020	$31.32	(23.49%)	1.12%(c),(e)	1.07%(c),(d),(e)	0.79%	60%	$19,077
Year Ended 4/30/2019	$42.37	(2.14%)	1.12%(c),(e)	1.07%(c),(d),(e)	0.48%	62%	$29,064
Class C
Year Ended 4/30/2023	$20.98	(1.62%)	1.99%(c)	1.99%(c),(d)	(0.39%)	72%	$6,018
Year Ended 4/30/2022	$23.70	(6.66%)	2.01%(c)	2.01%(c),(d)	(0.71%)	58%	$7,269
Year Ended 4/30/2021	$31.15	82.90%	2.08%(c)	2.05%(c),(d)	(0.19%)	43%	$8,516
Year Ended 4/30/2020	$17.06	(24.24%)	2.12%(c),(e)	2.07%(c),(d),(e)	(0.20%)	60%	$3,178
Year Ended 4/30/2019	$23.72	(3.15%)	2.10%(c),(e)	2.07%(c),(d),(e)	(0.59%)	62%	$7,969
Institutional Class
Year Ended 4/30/2023	$44.01	(0.64%)	0.99%(c)	0.99%(c),(d)	0.60%	72%	$612,677
Year Ended 4/30/2022	$46.87	(5.70%)	1.01%(c)	1.01%(c),(d)	0.30%	58%	$537,447
Year Ended 4/30/2021	$55.63	84.72%	1.07%(c)	1.05%(c),(d)	0.77%	43%	$440,126
Year Ended 4/30/2020	$30.33	(23.48%)	1.12%(c),(e)	1.07%(c),(d),(e)	0.79%	60%	$106,186
Year Ended 4/30/2019	$41.07	(2.16%)	1.11%(c),(e)	1.07%(c),(d),(e)	0.47%	62%	$192,878
Institutional 2 Class
Year Ended 4/30/2023	$45.81	(0.59%)	0.90%(c)	0.90%(c)	0.68%	72%	$138,905
Year Ended 4/30/2022	$48.68	(5.60%)	0.91%(c)	0.91%(c)	0.39%	58%	$105,229
Year Ended 4/30/2021	$57.55	84.97%	0.95%(c)	0.93%(c)	0.93%	43%	$116,249
Year Ended 4/30/2020	$31.36	(23.39%)	0.98%(c),(e)	0.94%(c),(e)	0.96%	60%	$52,825
Year Ended 4/30/2019	$42.40	(2.01%)	0.97%(c),(e)	0.94%(c),(e)	0.61%	62%	$39,831
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2023	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 4/30/2023	$47.23	0.33	(0.77)	(0.44)	(0.24)	(2.17)	(2.41)
Year Ended 4/30/2022	$56.01	0.23	(2.84)	(2.61)	(0.29)	(5.88)	(6.17)
Year Ended 4/30/2021	$30.53	0.39	25.43	25.82	(0.31)	(0.03)	(0.34)
Year Ended 4/30/2020	$41.30	0.37	(9.72)	(9.35)	(0.28)	(1.14)	(1.42)
Year Ended 4/30/2019	$45.45	0.28	(1.22)	(0.94)	(0.26)	(2.95)	(3.21)
Class R
Year Ended 4/30/2023	$40.66	0.04	(0.68)	(0.64)	(0.06)	(2.17)	(2.23)
Year Ended 4/30/2022	$49.08	(0.09)	(2.45)	(2.54)	—	(5.88)	(5.88)
Year Ended 4/30/2021	$26.79	0.11	22.30	22.41	(0.09)	(0.03)	(0.12)
Year Ended 4/30/2020	$36.50	0.10	(8.56)	(8.46)	(0.11)	(1.14)	(1.25)
Year Ended 4/30/2019	$40.61	(0.01)	(1.09)	(1.10)	(0.06)	(2.95)	(3.01)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Small Cap Value Fund I | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 4/30/2023	$44.38	(0.53%)	0.85%(c)	0.85%(c)	0.74%	72%	$176,273
Year Ended 4/30/2022	$47.23	(5.55%)	0.86%(c)	0.86%(c)	0.44%	58%	$184,850
Year Ended 4/30/2021	$56.01	85.03%	0.90%(c)	0.88%(c)	0.96%	43%	$178,586
Year Ended 4/30/2020	$30.53	(23.34%)	0.93%(c),(e)	0.89%(c),(e)	1.01%	60%	$96,875
Year Ended 4/30/2019	$41.30	(1.97%)	0.92%(c),(e)	0.89%(c),(e)	0.64%	62%	$108,132
Class R
Year Ended 4/30/2023	$37.79	(1.14%)	1.49%(c)	1.49%(c),(d)	0.11%	72%	$1,731
Year Ended 4/30/2022	$40.66	(6.17%)	1.51%(c)	1.51%(c),(d)	(0.20%)	58%	$2,003
Year Ended 4/30/2021	$49.08	83.85%	1.58%(c)	1.56%(c),(d)	0.30%	43%	$2,521
Year Ended 4/30/2020	$26.79	(23.87%)	1.62%(c),(e)	1.57%(c),(d),(e)	0.31%	60%	$1,487
Year Ended 4/30/2019	$36.50	(2.67%)	1.60%(c),(e)	1.57%(c),(d),(e)	(0.03%)	62%	$2,048
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2023	23

Notes to Financial Statements
April 30, 2023
Note 1. Organization
Columbia Small Cap Value Fund I (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
24	Columbia Small Cap Value Fund I | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Small Cap Value Fund I | Annual Report 2023	25

Notes to Financial Statements  (continued)
April 30, 2023
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
26	Columbia Small Cap Value Fund I | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.85% to 0.73% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2023 was 0.81% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
The Fund is permitted to engage in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers under specified conditions outlined in a policy adopted by the Board, pursuant to Rule 17a-7 under the 1940 Act (cross-trades). The Board relies on quarterly written representation from the Fund’s Chief Compliance Officer that cross-trades complied with approved policy.
For the year ended April 30, 2023, the Fund engaged in cross-trades as follows:
Purchases ($)	Sales ($)	Net realized gain (loss) ($)
55,840,900	—	—
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Small Cap Value Fund I | Annual Report 2023	27

Notes to Financial Statements  (continued)
April 30, 2023
For the year ended April 30, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.15
Class C	0.15
Institutional Class	0.15
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.15
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2023, these minimum account balance fees reduced total expenses of the Fund by $2,680.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended April 30, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	101,630
Class C	—	1.00(b)	310

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
28	Columbia Small Cap Value Fund I | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through August 31, 2023
Class A	1.27%
Advisor Class	1.02
Class C	2.02
Institutional Class	1.02
Institutional 2 Class	0.93
Institutional 3 Class	0.88
Class R	1.52
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, investments in partnerships and/or grantor trusts, post-October capital losses, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions and earnings and profits distributed to shareholders on the redemption of shares.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(242,494)	(1,194,506)	1,437,000
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Small Cap Value Fund I | Annual Report 2023	29

Notes to Financial Statements  (continued)
April 30, 2023
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2023			Year Ended April 30, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
5,775,857	53,815,308	59,591,165	28,353,615	100,486,629	128,840,244
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,213,710	17,235,760	(6,421,266)	191,000,766
At April 30, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,039,197,895	261,190,239	(70,189,473)	191,000,766
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended April 30, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(6,421,266)	—	(6,421,266)	599,961
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of April 30, 2023, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on May 1, 2023.
Late year ordinary losses ($)	Post-October capital losses ($)
—	12,341,043
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $997,550,970 and $902,837,488, respectively, for the year ended April 30, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
30	Columbia Small Cap Value Fund I | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended April 30, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	1,621,429	2.82	14
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at April 30, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended April 30, 2023.
Columbia Small Cap Value Fund I | Annual Report 2023	31

Notes to Financial Statements  (continued)
April 30, 2023
Note 9. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At April 30, 2023, two unaffiliated shareholders of record owned 44.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 10.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
32	Columbia Small Cap Value Fund I | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Small Cap Value Fund I | Annual Report 2023	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Small Cap Value Fund I
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Small Cap Value Fund I (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2023, the related statement of operations for the year ended April 30, 2023, the statement of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2023 and the financial highlights for each of the five years in the period ended April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Small Cap Value Fund I | Annual Report 2023

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$19,559,632
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	174	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Columbia Small Cap Value Fund I | Annual Report 2023	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	174	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	174	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	172	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
36	Columbia Small Cap Value Fund I | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	172	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	174	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	174	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	174	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	172	None
Columbia Small Cap Value Fund I | Annual Report 2023	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	172	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	174	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	172	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
38	Columbia Small Cap Value Fund I | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	174	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	174	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Small Cap Value Fund I | Annual Report 2023	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of North America Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
40	Columbia Small Cap Value Fund I | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022, through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Small Cap Value Fund I | Annual Report 2023	41

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Columbia Small Cap Value Fund I
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN287_04_N01_(06/23)

Annual Report
April 30, 2023
Columbia Bond Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Bond Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Bond Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks current income, consistent with minimal fluctuation of principal.
Portfolio management
Jason Callan
Lead Portfolio Manager
Managed Fund since 2016
Gene Tannuzzo, CFA
Portfolio Manager
Managed Fund since 2017
Alex Christensen, CFA
Portfolio Manager
Managed Fund since 2021
Average annual total returns (%) (for the period ended April 30, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	03/31/08	-2.12	0.96	1.07
	Including sales charges		-6.78	-0.02	0.58
Advisor Class		11/08/12	-1.85	1.21	1.32
Class C	Excluding sales charges	03/31/08	-2.82	0.20	0.33
	Including sales charges		-3.77	0.20	0.33
Institutional Class		01/09/86	-1.84	1.21	1.32
Institutional 2 Class		11/08/12	-1.78	1.29	1.41
Institutional 3 Class		07/15/09	-1.74	1.33	1.48
Class R		11/16/11	-2.33	0.70	0.81
Class V	Excluding sales charges	03/07/11	-2.03	1.04	1.16
	Including sales charges		-6.68	0.07	0.67
Bloomberg U.S. Aggregate Bond Index			-0.43	1.18	1.32
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charges for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Bond Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (April 30, 2013 — April 30, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2023)
Asset-Backed Securities — Non-Agency	14.1
Call Option Contracts Purchased	0.0(a)
Commercial Mortgage-Backed Securities - Agency	0.4
Commercial Mortgage-Backed Securities - Non-Agency	10.3
Common Stocks	0.0(a)
Corporate Bonds & Notes	14.2
Money Market Funds	7.9
Residential Mortgage-Backed Securities - Agency	30.2
Residential Mortgage-Backed Securities - Non-Agency	22.9
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including option contracts purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at April 30, 2023)
AAA rating	45.7
AA rating	12.5
A rating	18.5
BBB rating	17.3
BB rating	0.2
Not rated	5.8
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Bond Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At April 30, 2023, approximately 45.93% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended April 30, 2023, Class A shares of Columbia Bond Fund returned -2.12% excluding sales charges. The Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, returned -0.43% for the same period.
Market overview
Fixed-income returns were muted for the 12-month period that ended April 30, 2023, as U.S. Treasury yields finished the period higher and credit spreads ended the period wider. Entering the period, geopolitical developments weighed heavily on risk sentiment, including Russia’s ongoing war against Ukraine and the shuttering of China’s economy in conjunction with the government’s zero-COVID-19 policy. At the same time, policymakers were confronted with historically high inflation with U.S. consumer price inflation peaking at over 9% in June 2022. With the market concerned over whether the U.S. Federal Reserve’s (Fed) response to inflation would plunge the economy into recession, returns for credit sensitive assets turned deeply negative.
The Fed aggressively hiked its benchmark overnight lending rate between May and December 2022, bringing the federal funds target rate to a range of 4.25% to 4.50% at the end of 2022, versus 0% to 0.25% at the beginning of 2022. U.S. Treasury yields moved sharply higher in response, and the yield curve became inverted as the market anticipated recession.
Entering 2023, risk assets rallied amid growing optimism that the Fed was coming to the end of its rate hiking cycle. On February 1, the Fed implemented a modest 25 basis point rate increase, bringing the federal funds target rate to a range of 4.50% to 4.75%. (A basis point is 1/100 of a percent.) In March, the failure of two U.S. banks and the collapse of European giant Credit Suisse raised fears of a financial crisis, leading the market to anticipate Fed rate cuts over the second half of 2023. The prospect of easier monetary policy and a flight to safety spurred by banking concerns led U.S. Treasury yields lower, enabling bonds to recover some of their earlier losses.
At its March 2023 meeting, the Fed went forward with another incremental quarter-point increase, leaving the federal funds target rate at 4.75% to 5.0%. The increase was largely received by financial markets as an indication that the central bank believed the financial system remained sound overall. The yield on the 10-year Treasury note ended April 2023 at 3.44% versus 2.89% 12 months earlier.
The Fund’s notable detractors during the period
•	The Fund’s underperformance relative to the benchmark was largely the result of its positioning with respect to interest rates. Specifically, the Fund had an above-benchmark stance with respect to duration and corresponding interest rate sensitivity as Treasury yields moved higher for much of the period.
•	The Fund’s positioning along the yield curve also detracted.
•	As rates moved higher, performance for the Fund’s mortgage-backed security holdings suffered as prepayments ground to a halt and durations extended for these issues at a time when investors were seeking to reduce interest rate risk.
•	Sector allocation also detracted from relative performance, specifically overweights to commercial mortgage-backed securities, non-agency mortgage-backed securities and agency mortgage-backed securities.
The Fund’s notable contributors during the period
•	Security selection led positive contributions to the Fund’s performance relative to the benchmark.
Columbia Bond Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Most notably, within financials, the Fund favored the largest, global systemically important banks subject to the most rigorous capital requirements while avoiding the regional and second-tier banks that were most negatively impacted by fears of a banking crisis.
•	Selection within agency mortgage-backed securities also proved additive.
Derivative usage
We invested in highly-liquid, widely traded U.S. Treasury futures and interest rate swaptions to help manage portfolio duration. These enabled us to efficiently implement our yield curve opinions and offset unintended yield curve impacts from other investments in the portfolio. On a standalone basis, the Fund’s use of derivatives had a negative impact on Fund performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Bond Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2022 — April 30, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,080.00	1,020.74	3.93	3.82	0.77
Advisor Class	1,000.00	1,000.00	1,081.40	1,021.97	2.65	2.58	0.52
Class C	1,000.00	1,000.00	1,076.10	1,017.07	7.74	7.52	1.52
Institutional Class	1,000.00	1,000.00	1,081.70	1,021.97	2.65	2.58	0.52
Institutional 2 Class	1,000.00	1,000.00	1,081.90	1,022.31	2.30	2.23	0.45
Institutional 3 Class	1,000.00	1,000.00	1,081.80	1,022.56	2.04	1.98	0.40
Class R	1,000.00	1,000.00	1,079.00	1,019.52	5.20	5.05	1.02
Class V	1,000.00	1,000.00	1,080.70	1,021.23	3.42	3.32	0.67
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Bond Fund | Annual Report 2023	7

Portfolio of Investments
April 30, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 17.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ACM Auto Trust(a)
Subordinated Series 2022-1A Class C
04/20/2029	5.480%	3,750,000	3,717,690
Affirm Asset Securitization Trust(a),(b)
Series 2023-A Class 1A
01/18/2028	6.610%	2,000,000	1,995,000
Affirm Asset Securitization Trust(a)
Series 2023-A Class A
01/18/2028	6.610%	2,900,000	2,877,031
American Credit Acceptance Receivables Trust(a),(c)
Series 2023-2 Class A
10/13/2026	5.890%	3,300,000	3,300,175
American Credit Acceptance Receivables Trust(a)
Subordinated Series 2022-2 Class C
06/13/2028	4.410%	5,000,000	4,918,386
Ares LVIII CLO Ltd.(a),(d)
Series 2020-58A Class DR
3-month Term SOFR + 3.200% Floor 3.200% 01/15/2035	8.186%	3,000,000	2,682,114
Avant Loans Funding Trust(a)
Subordinated Series 2021-REV1 Class B
07/15/2030	1.640%	3,950,000	3,749,828
Bain Capital Credit CLO Ltd.(a),(d)
Series 2018-1A Class B
3-month USD LIBOR + 1.400% 04/23/2031	6.673%	2,000,000	1,914,060
Series 2020-5A Class A1
3-month USD LIBOR + 1.220% Floor 1.220% 01/20/2032	6.470%	10,000,000	9,872,100
Series 2020-5A Class C
3-month USD LIBOR + 2.350% Floor 2.350% 01/20/2032	7.600%	4,480,000	4,309,151
Carlyle Group LP(a),(d)
Series 2017-5A Class A2
3-month USD LIBOR + 1.400% 01/20/2030	6.650%	2,000,000	1,927,792
Cent CLO Ltd.(a),(d)
Series 2018-C17A Class A2R
3-month USD LIBOR + 1.600% Floor 1.600% 04/30/2031	6.402%	1,800,000	1,754,172
Dryden 83 CLO Ltd.(a),(d)
Series 2020-83A Class C
3-month USD LIBOR + 2.150% Floor 2.150% 01/18/2032	7.412%	5,000,000	4,781,895
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dryden 86 CLO Ltd.(a),(d)
Series 2020-86A Class BR
3-month USD LIBOR + 1.700% Floor 1.700% 07/17/2034	6.960%	1,250,000	1,216,136
Dryden CLO Ltd.(a),(d)
Series 2018-57A Class B
3-month USD LIBOR + 1.350% Floor 1.350% 05/15/2031	6.214%	1,250,000	1,209,350
DT Auto Owner Trust(a)
Series 2023-2A Class A
04/15/2027	5.880%	9,300,000	9,308,196
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2020-3A Class C
05/15/2025	1.920%	759,964	755,421
LendingPoint Asset Securitization Trust(a)
Series 2021-B Class A
02/15/2029	1.110%	98,455	98,185
Subordinated Series 2022-A Class C
06/15/2029	2.820%	1,430,000	1,358,832
LendingPoint Pass-Through Trust(a)
Series 2022-ST1 Class A
03/15/2028	2.500%	1,822,068	1,740,089
LL ABS Trust(a)
Series 2021-1A Class A
05/15/2029	1.070%	553,683	539,893
Lucali CLO Ltd.(a),(d)
Series 2020-1A Class C
3-month USD LIBOR + 2.200% Floor 2.200% 01/15/2033	7.460%	6,500,000	6,231,245
Series 2020-1A Class D
3-month USD LIBOR + 3.600% Floor 3.600% 01/15/2033	8.860%	1,500,000	1,416,423
Madison Park Funding XXIV Ltd.(a),(d)
Series 2016-24A Class BR
3-month USD LIBOR + 1.750% 10/20/2029	7.060%	5,000,000	4,937,240
Madison Park Funding XXVII Ltd.(a),(d)
Series 2018-27A Class A2
3-month USD LIBOR + 1.350% 04/20/2030	6.600%	3,700,000	3,603,030
Marlette Funding Trust(a)
Series 2021-1A Class B
06/16/2031	1.000%	309,624	307,976
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Marlette Funding Trust(a),(c)
Series 2023-2A Class A
06/15/2033	6.040%	4,550,000	4,557,130
Octagon Investment Partners 35 Ltd.(a),(d)
Series 2018-1A Class A2
3-month USD LIBOR + 1.400% Floor 1.400% 01/20/2031	6.650%	1,820,000	1,767,841
Octagon Investment Partners XXII Ltd.(a),(d)
Series 2014-1A Class BRR
3-month USD LIBOR + 1.450% Floor 1.450% 01/22/2030	6.723%	4,000,000	3,913,156
Oportun Issuance Trust(a)
Series 2021-B Class A
05/08/2031	1.470%	6,800,000	6,173,562
OZLM XXI(a),(d)
Series 2017-21A Class A1
3-month USD LIBOR + 1.150% 01/20/2031	6.400%	7,153,003	7,059,627
Pagaya AI Debt Selection Trust(a)
Series 2021-1 Class A
11/15/2027	1.180%	1,119,793	1,111,938
Series 2021-3 Class A
05/15/2029	1.150%	1,663,076	1,640,533
Series 2021-5 Class A
08/15/2029	1.530%	1,641,046	1,602,433
Pagaya AI Debt Trust(a)
Series 2023-3 Class A
12/16/2030	7.600%	7,200,000	7,245,256
Subordinated Series 2022-1 Class B
10/15/2029	3.344%	4,199,445	3,835,947
Subordinated Series 2022-2 Class B
01/15/2030	6.630%	3,228,808	3,087,815
Research-Driven Pagaya Motor Asset Trust IV(a)
Series 2021-2A Class A
03/25/2030	2.650%	1,707,242	1,517,447
RR 1 LLC(a),(d)
Series 2017-1A Class A2B
3-month USD LIBOR + 1.600% Floor 1.600% 07/15/2035	6.860%	10,000,000	9,492,960
RR 3 Ltd.(a),(d)
Series 2014-14A Class A1R2
3-month USD LIBOR + 1.090% Floor 1.090% 01/15/2030	6.350%	4,132,610	4,099,359
Theorem Funding Trust(a)
Series 2021-1A Class A
12/15/2027	1.210%	705,584	696,670
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2022-1A Class A
02/15/2028	1.850%	570,416	558,921
Series 2022-3A Class A
04/15/2029	7.600%	4,867,178	4,899,933
Series 2023-1A Class A
04/15/2029	7.580%	2,500,000	2,501,607
Upstart Pass-Through Trust(a)
Series 2021-ST1 Class A
02/20/2027	2.750%	631,607	610,024
Series 2021-ST10 Class A
01/20/2030	2.250%	2,825,005	2,691,642
Series 2021-ST6 Class A
08/20/2027	1.850%	2,291,351	2,176,048
Series 2021-ST9 Class A
11/20/2029	1.700%	1,282,222	1,211,213
Upstart Securitization Trust(a)
Series 2021-1 Class B
03/20/2031	1.890%	2,696,799	2,665,635
Series 2021-3 Class A
07/20/2031	0.830%	1,564,876	1,542,192
Series 2021-4 Class A
09/20/2031	0.840%	1,435,947	1,411,927
Series 2023-1 Class A
02/20/2033	6.590%	1,928,031	1,921,175
Subordinated Series 2020-3 Class B
11/20/2030	3.014%	598,240	596,870
Subordinated Series 2021-5 Class B
11/20/2031	2.490%	5,000,000	4,657,323
Total Asset-Backed Securities — Non-Agency (Cost $170,431,104)			165,767,594

Commercial Mortgage-Backed Securities - Agency 0.5%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(e)
Series 2017-K070 Class A2
11/25/2027	3.303%	1,000,000	965,949
Federal National Mortgage Association(e)
Series 2017-M15 Class ATS2
11/25/2027	3.205%	4,059,893	3,894,615
Government National Mortgage Association(e),(f)
Series 2019-147 Class IO
06/16/2061	0.397%	5,791,417	223,298
Total Commercial Mortgage-Backed Securities - Agency (Cost $5,649,801)			5,083,862

Commercial Mortgage-Backed Securities - Non-Agency 12.6%

American Homes 4 Rent Trust(a)
Series 2014-SFR2 Class A
10/17/2036	3.786%	2,314,542	2,256,754

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
April 30, 2023
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2014-SFR3 Class A
12/17/2036	3.678%	2,876,983	2,791,957
BAMLL Commercial Mortgage Securities Trust(a),(e)
Series 2013-WBRK Class A
03/10/2037	3.652%	1,350,000	1,243,811
BAMLL Commercial Mortgage Securities Trust(a),(d)
Series 2018-DSNY Class A
1-month USD LIBOR + 0.850% Floor 0.850% 09/15/2034	5.798%	4,500,000	4,460,687
Series 2019-RLJ Class D
1-month USD LIBOR + 1.950% Floor 1.950% 04/15/2036	6.898%	1,300,000	1,279,641
Subordinated Series 2018-DSNY Class B
1-month USD LIBOR + 1.150% Floor 1.150% 09/15/2034	6.098%	9,325,000	9,160,149
Subordinated Series 2018-DSNY Class D
1-month USD LIBOR + 1.700% Floor 1.700% 09/15/2034	6.648%	1,000,000	969,715
BBCMS Trust(a),(d)
Series 2018-BXH Class A
1-month USD LIBOR + 1.000% Floor 1.000% 10/15/2037	5.948%	779,746	757,231
Subordinated Series 2018-BXH Class D
1-month USD LIBOR + 2.000% Floor 2.000% 10/15/2037	6.948%	2,000,000	1,907,826
Braemar Hotels & Resorts Trust(a),(d)
Series 2018-PRME Class A
1-month USD LIBOR + 0.820% Floor 0.820% 06/15/2035	5.768%	3,000,000	2,898,339
BX Commercial Mortgage Trust(a)
Series 2020-VIV4 Class A
03/09/2044	2.843%	2,500,000	2,125,155
BX Trust(a),(d)
Series 2019-ATL Class C
1-month USD LIBOR + 1.587% Floor 1.587% 10/15/2036	6.535%	823,000	790,122
BX Trust(a)
Series 2019-OC11 Class A
12/09/2041	3.202%	3,400,000	2,976,238
Citigroup Commercial Mortgage Trust(a),(e)
Subordinated Series 2020-420K Class D
11/10/2042	3.422%	2,250,000	1,666,901
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
COMM Mortgage Trust(a),(e)
Subordinated Series 2020-CBM Class D
02/10/2037	3.754%	1,750,000	1,588,286
Corevest American Finance Trust(a)
Series 2020-4 Class A
12/15/2052	1.174%	7,736,922	7,083,041
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Series 2014-USA Class A2
09/15/2037	3.953%	6,220,000	5,600,978
Hilton USA Trust(a),(e)
Subordinated Series 2016-HHV Class C
11/05/2038	4.333%	1,700,000	1,577,874
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class D
11/05/2035	4.927%	1,646,000	1,497,805
Invitation Homes Trust(a),(d)
Subordinated Series 2018-SFR4 Class C
1-month USD LIBOR + 1.400% Floor 1.400% 01/17/2038	6.085%	1,999,908	1,978,863
JPMorgan Chase Commercial Mortgage Securities Trust(a),(e)
Subordinated Series 2021-2NU Class C
01/05/2040	2.077%	1,750,000	1,350,727
Morgan Stanley Capital I Trust(a),(e)
Series 2019-MEAD Class D
11/10/2036	3.283%	1,200,000	1,056,484
New Residential Mortgage Loan Trust(a)
Series 2022-SFR1 Class A
02/17/2039	2.400%	6,182,813	5,586,042
One New York Plaza Trust(a),(d)
Subordinated Series 2020-1NYP Class B
1-month USD LIBOR + 1.500% Floor 1.500% 01/15/2036	6.448%	10,000,000	8,806,902
Subordinated Series 2020-1NYP Class C
1-month USD LIBOR + 2.200% Floor 2.200% 01/15/2036	7.148%	5,000,000	4,104,149
Progress Residential Trust(a)
Series 2020-SFR1 Class E
04/17/2037	3.032%	1,800,000	1,671,587
Series 2020-SFR3 Class B
10/17/2027	1.495%	4,000,000	3,632,068
Series 2020-SFR3 Class C
10/17/2027	1.695%	6,250,000	5,623,729
Series 2022-SFR1 Class A
02/17/2041	2.709%	2,987,754	2,674,227
Subordinated Series 2022-SFR4 Class B
05/17/2041	4.788%	6,000,000	5,761,964

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SFO Commercial Mortgage Trust(a),(d)
Series 2021-555 Class A
1-month USD LIBOR + 1.150% Floor 1.150% 05/15/2038	6.098%	8,000,000	7,079,346
Tricon American Homes(a)
Series 2020-SFR1 Class C
07/17/2038	2.249%	7,000,000	6,317,745
UBS Commercial Mortgage Trust(a),(d)
Series 2018-NYCH Class A
1-month USD LIBOR + 0.850% Floor 0.851% 02/15/2032	5.798%	1,737,226	1,702,364
Series 2018-NYCH Class B
1-month USD LIBOR + 1.250% Floor 1.250% 02/15/2032	6.198%	900,000	864,707
Wells Fargo Commercial Mortgage Trust(a),(d)
Series 2017-SMP Class A
1-month USD LIBOR + 0.875% Floor 0.875% 12/15/2034	5.823%	4,720,000	4,473,088
Series 2020-SDAL Class D
1-month USD LIBOR + 2.090% Floor 2.090% 02/15/2037	7.038%	5,600,000	5,342,941
Subordinated Series 2017-SMP Class C
1-month USD LIBOR + 1.450% Floor 1.200% 12/15/2034	6.273%	800,000	753,664
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $131,927,149)			121,413,107

Common Stocks 0.0%
Issuer	Shares	Value ($)
Consumer Staples 0.0%
Beverages 0.0%
Crimson Wine Group Ltd.(g)	3	19
Total Consumer Staples		19
Energy 0.0%
Oil, Gas & Consumable Fuels 0.0%
Vitesse Energy, Inc.	4	74
Total Energy		74
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 0.0%
Capital Markets 0.0%
Jefferies Financial Group, Inc.	39	1,250
Total Financials		1,250
Total Common Stocks (Cost $—)		1,343

Corporate Bonds & Notes 17.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.5%
Boeing Co. (The)
08/01/2059	3.950%	5,058,000	3,712,119
05/01/2060	5.930%	361,000	356,830
Northrop Grumman Corp.
03/15/2053	4.950%	512,000	506,035
Total			4,574,984
Banking 6.3%
Bank of America Corp.(h)
07/23/2031	1.898%	4,505,000	3,619,684
10/24/2031	1.922%	2,300,000	1,836,247
10/20/2032	2.572%	5,507,000	4,523,180
02/04/2033	2.972%	5,600,000	4,730,285
Subordinated
09/21/2036	2.482%	357,000	272,857
Citigroup, Inc.(h)
06/03/2031	2.572%	864,000	730,842
01/25/2033	3.057%	5,541,000	4,722,665
Goldman Sachs Group, Inc. (The)(h)
07/21/2032	2.383%	3,506,000	2,863,657
10/21/2032	2.650%	4,920,000	4,089,037
HSBC Holdings PLC(h)
05/24/2032	2.804%	1,078,000	882,207
11/22/2032	2.871%	5,039,000	4,120,692
03/09/2034	6.254%	1,684,000	1,756,590
JPMorgan Chase & Co.(h)
10/15/2030	2.739%	1,812,000	1,588,612
04/22/2032	2.580%	13,406,000	11,266,963
11/08/2032	2.545%	3,472,000	2,890,645
Morgan Stanley(h)
07/21/2032	2.239%	1,219,000	984,952
Subordinated
09/16/2036	2.484%	500,000	383,811

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
April 30, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo & Co.(h)
10/30/2030	2.879%	2,323,000	2,032,461
02/11/2031	2.572%	7,892,000	6,746,464
04/25/2053	4.611%	500,000	448,044
Total			60,489,895
Cable and Satellite 0.6%
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	610,000	497,810
12/01/2061	4.400%	2,927,000	1,960,764
06/30/2062	3.950%	3,670,000	2,264,500
04/01/2063	5.500%	960,000	765,093
Total			5,488,167
Diversified Manufacturing 0.2%
Carrier Global Corp.
02/15/2030	2.722%	2,595,000	2,271,856
Electric 1.2%
AEP Texas, Inc.
01/15/2050	3.450%	1,400,000	1,040,907
Duke Energy Corp.
09/01/2046	3.750%	3,035,000	2,377,678
08/15/2052	5.000%	471,000	442,563
Duke Energy Ohio, Inc.
04/01/2053	5.650%	305,000	323,095
Emera US Finance LP
06/15/2046	4.750%	2,910,000	2,417,751
FirstEnergy Corp.
03/01/2050	3.400%	532,000	372,150
Georgia Power Co.
03/15/2042	4.300%	1,671,000	1,480,762
Pacific Gas and Electric Co.
07/01/2050	4.950%	3,395,000	2,766,316
04/01/2053	6.700%	233,000	237,865
Total			11,459,087
Food and Beverage 0.6%
Bacardi Ltd.(a)
05/15/2048	5.300%	3,330,000	3,116,057
Constellation Brands, Inc.(c)
05/01/2033	4.900%	2,704,000	2,713,650
Total			5,829,707
Health Care 0.8%
CVS Health Corp.
07/20/2045	5.125%	2,340,000	2,210,167
GE Healthcare Holding LLC(a)
11/15/2027	5.650%	1,150,000	1,187,442
11/22/2052	6.377%	555,000	622,569
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HCA, Inc.(a)
03/15/2052	4.625%	4,719,000	3,912,248
Total			7,932,426
Healthcare Insurance 1.2%
Aetna, Inc.
11/15/2042	4.125%	357,000	303,791
Centene Corp.
10/15/2030	3.000%	6,940,000	5,924,596
UnitedHealth Group, Inc.
02/15/2030	5.300%	1,832,000	1,932,988
04/15/2063	5.200%	3,045,000	3,101,710
Total			11,263,085
Integrated Energy 0.1%
Cenovus Energy, Inc.
02/15/2052	3.750%	840,000	609,661
Life Insurance 0.0%
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	335,000	326,115
Voya Financial, Inc.
06/15/2046	4.800%	30,000	25,334
Total			351,449
Media and Entertainment 0.8%
Magallanes, Inc.(a)
03/15/2062	5.391%	9,772,000	7,843,594
Midstream 0.9%
Kinder Morgan, Inc.
02/15/2046	5.050%	671,000	590,259
08/01/2052	5.450%	2,051,000	1,893,194
MPLX LP
03/14/2052	4.950%	706,000	610,453
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	4,576,000	3,634,425
Western Gas Partners LP
08/15/2048	5.500%	550,000	468,001
Western Midstream Operating LP(h)
02/01/2050	5.500%	1,335,000	1,134,910
Williams Companies, Inc. (The)
09/15/2045	5.100%	821,000	751,960
Total			9,083,202
Natural Gas 0.2%
NiSource, Inc.
05/15/2047	4.375%	2,380,000	2,101,650

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 1.5%
AbbVie, Inc.
06/15/2044	4.850%	2,780,000	2,650,786
Amgen, Inc.
03/02/2063	5.750%	11,221,000	11,607,227
Total			14,258,013
Property & Casualty 0.1%
Berkshire Hathaway Finance Corp.
03/15/2052	3.850%	777,000	660,632
Retailers 0.5%
Lowe’s Companies, Inc.
04/01/2062	4.450%	2,217,000	1,815,627
09/15/2062	5.800%	3,226,000	3,245,735
Total			5,061,362
Technology 0.4%
Broadcom, Inc.(a)
11/15/2036	3.187%	3,417,000	2,602,399
NXP BV/Funding LLC/USA, Inc.
05/01/2030	3.400%	200,000	179,716
01/15/2033	5.000%	1,254,000	1,226,641
Total			4,008,756
Transportation Services 0.4%
ERAC USA Finance LLC(a),(c)
05/01/2028	4.600%	3,769,000	3,759,838
Wireless 0.9%
American Tower Corp.
08/15/2029	3.800%	2,461,000	2,306,716
06/15/2030	2.100%	685,000	563,768
T-Mobile US, Inc.
02/15/2031	2.875%	6,066,000	5,255,838
Total			8,126,322
Wirelines 0.2%
AT&T, Inc.
03/01/2029	4.350%	1,292,000	1,269,343
12/01/2057	3.800%	1,237,000	907,711
Total			2,177,054
Total Corporate Bonds & Notes (Cost $184,341,063)			167,350,740

Residential Mortgage-Backed Securities - Agency 37.1%

Federal Home Loan Mortgage Corp.(i)
06/01/2043	4.000%	1,215,559	1,190,289
05/01/2052	3.000%	9,176,169	8,290,015
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
09/01/2051	2.500%	16,758,004	14,511,957
02/01/2052	3.000%	6,289,698	5,676,287
08/01/2052	4.000%	14,488,512	13,995,965
02/01/2053	4.500%	6,962,370	6,855,012
Federal Home Loan Mortgage Corp.(d),(f)
CMO Series 4903 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/25/2049	1.030%	1,988,423	241,250
Federal Home Loan Mortgage Corp.(f)
CMO Series 5162 Class IA
11/25/2051	3.000%	8,455,567	1,236,534
Federal National Mortgage Association
08/01/2029- 09/01/2045	3.000%	1,652,185	1,577,944
05/01/2043- 05/01/2052	3.500%	33,862,823	31,559,245
02/01/2048- 08/01/2052	4.000%	37,248,489	36,067,864
01/01/2052	2.500%	10,285,513	8,927,468
Federal National Mortgage Association(i)
07/01/2038	6.000%	551,647	574,739
01/01/2040	5.500%	687,284	712,165
08/01/2040	4.500%	1,059,176	1,048,392
10/01/2042	3.000%	1,522,574	1,402,004
07/01/2045- 02/01/2046	3.500%	1,825,759	1,724,692
11/01/2045	4.000%	548,555	530,253
Federal National Mortgage Association(d),(f)
CMO Series 2016-53 Class KS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	0.980%	704,216	85,208
CMO Series 2016-57 Class SA
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	0.980%	1,763,881	216,571
CMO Series 2016-93 Class SL
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 12/25/2046	1.630%	2,481,659	195,601
CMO Series 2017-109 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2048	1.130%	836,980	118,089

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2023	13

Portfolio of Investments  (continued)
April 30, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-20 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/25/2047	1.080%	728,849	93,926
CMO Series 2017-54 Class SN
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	1.130%	1,472,924	219,710
CMO Series 2018-66 Class SM
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/25/2048	1.180%	998,473	130,028
CMO Series 2018-74 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/25/2048	1.130%	1,238,388	156,583
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	1.030%	2,972,615	362,018
CMO Series 2019-60 Class SH
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 10/25/2049	1.030%	1,139,616	144,370
CMO Series 2019-67 Class SE
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 11/25/2049	1.030%	1,780,801	280,271
Federal National Mortgage Association(f)
CMO Series 2021-3 Class TI
02/25/2051	2.500%	11,564,729	1,896,409
Freddie Mac REMICS(f)
CMO Series 5152 Class XI
11/25/2050	2.500%	15,235,304	2,007,798
CMO Series 5287 Class NI
05/25/2051	3.500%	7,583,635	1,468,953
Government National Mortgage Association(d)
1-year CMT + 1.500% Cap 10.000% 04/20/2028	2.875%	1,060	1,037
Government National Mortgage Association(i)
04/20/2048	4.500%	724,604	720,890
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(d),(f)
CMO Series 2017-112 Class SJ
-1.0 x 1-month USD LIBOR + 5.660% Cap 5.660% 07/20/2047	0.707%	2,552,090	208,965
CMO Series 2017-130 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	1.247%	868,805	96,611
CMO Series 2017-149 Class BS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2047	1.247%	1,089,585	136,740
CMO Series 2017-163 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	1.247%	460,320	49,008
CMO Series 2017-37 Class SB
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 03/20/2047	1.197%	657,559	72,242
CMO Series 2018-103 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	1.247%	641,828	77,316
CMO Series 2018-112 Class LS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	1.247%	807,884	96,473
CMO Series 2018-125 Class SK
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/20/2048	1.297%	1,024,954	95,830
CMO Series 2018-134 Class KS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2048	1.247%	823,691	97,126
CMO Series 2018-148 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 01/20/2048	1.247%	1,553,354	188,651

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-151 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	1.197%	1,348,986	155,734
CMO Series 2018-89 Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2048	1.247%	846,249	83,127
CMO Series 2018-91 Class DS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	1.247%	892,072	101,937
CMO Series 2019-20 Class JS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/20/2049	1.047%	1,281,279	148,289
CMO Series 2019-5 Class SH
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/20/2049	1.197%	912,601	107,352
CMO Series 2019-56 Class SG
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2049	1.197%	955,305	112,034
CMO Series 2019-59 Class KS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 05/20/2049	1.097%	972,614	114,016
CMO Series 2019-85 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/20/2049	1.197%	929,393	99,869
CMO Series 2019-90 Class SD
-1.0 x 1-month USD LIBOR + 6.150% 07/20/2049	1.197%	2,218,182	266,010
CMO Series 2019-92 Class SD
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/20/2049	1.147%	5,410,855	679,280
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-188 Class SA
1-month USD LIBOR + 6.300% Cap 6.300% 12/20/2050	1.347%	11,825,355	1,832,321
CMO Series 2020-21 Class VS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2050	1.097%	729,735	91,900
CMO Series 2020-62 Class SG
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2050	1.197%	1,295,981	149,394
Government National Mortgage Association(f)
CMO Series 2020-164 Class CI
11/20/2050	3.000%	7,562,023	1,122,361
CMO Series 2020-175 Class KI
11/20/2050	2.500%	20,474,726	2,829,134
CMO Series 2020-191 Class UG
12/20/2050	3.500%	7,577,335	1,222,226
CMO Series 2021-119 Class QI
07/20/2051	3.000%	8,242,717	1,185,754
CMO Series 2021-139 Class IC
08/20/2051	3.000%	19,798,134	3,055,345
CMO Series 2021-16 Class KI
01/20/2051	2.500%	9,709,849	1,344,131
Government National Mortgage Association TBA(c)
05/18/2053	4.000%	18,000,000	17,306,016
05/18/2053	4.500%	10,000,000	9,810,938
Uniform Mortgage-Backed Security TBA(c)
05/16/2038- 05/11/2053	3.000%	45,078,000	40,614,166
05/16/2038- 05/11/2053	3.500%	19,000,000	17,810,078
05/16/2038- 05/11/2053	4.000%	28,000,000	26,917,587
05/11/2053	4.500%	43,580,000	42,601,152
05/11/2053	5.000%	42,000,000	41,758,828
Total Residential Mortgage-Backed Securities - Agency (Cost $363,425,794)			356,857,478

Residential Mortgage-Backed Securities - Non-Agency 28.1%

510 Asset Backed Trust(a),(e)
CMO Series 2021-NPL2 Class A1
06/25/2061	2.116%	2,921,386	2,684,849
Angel Oak Mortgage Trust(a),(e)
CMO Series 2020-1 Class M1
12/25/2059	3.161%	3,000,000	2,610,065

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2023	15

Portfolio of Investments  (continued)
April 30, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-3 Class A1
04/25/2065	1.691%	2,183,433	1,993,706
CMO Series 2021-5 Class A2
07/25/2066	1.208%	4,448,381	3,704,008
Angel Oak Mortgage Trust I LLC(a),(e)
CMO Series 2018-3 Class M1
09/25/2048	4.421%	792,850	776,504
Arroyo Mortgage Trust(a),(e)
CMO Series 2019-2 Class A3
04/25/2049	3.800%	170,426	157,167
Arroyo Mortgage Trust(a)
CMO Series 2020-1 Class M1
03/25/2055	4.277%	3,946,000	3,451,856
Bellemeade Re Ltd.(a),(d)
CMO Series 2018-1A Class M2
1-month USD LIBOR + 2.900% 04/25/2028	7.920%	1,887,490	1,896,395
CMO Series 2019-2A Class M1C
1-month USD LIBOR + 2.000% Floor 2.000% 04/25/2029	7.020%	3,055,546	3,053,212
CMO Series 2019-3A Class M1C
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	6.970%	3,142,797	3,137,714
CMO Series 2021-2A Class M1A
30-day Average SOFR + 1.200% Floor 1.200% 06/25/2031	5.760%	2,174,600	2,150,191
CMO Series 2021-2A Class M1B
30-day Average SOFR + 1.500% Floor 1.500% 06/25/2031	6.060%	2,000,000	1,946,767
CMO Series 2022-1 Class M1A
30-day Average SOFR + 1.750% Floor 1.750% 01/26/2032	6.574%	4,900,000	4,869,501
BRAVO Residential Funding Trust(a),(e)
CMO Series 2020-NQM1 Class M1
05/25/2060	3.181%	2,500,000	2,258,395
CMO Series 2020-RPL2 Class A1
05/25/2059	2.000%	1,845,366	1,677,942
CMO Series 2021-A Class A1
10/25/2059	1.991%	2,789,479	2,664,610
Bunker Hill Loan Depositary Trust(a),(e)
CMO Series 2019-3 Class A2
11/25/2059	2.981%	855,776	814,151
CMO Series 2019-3 Class A3
11/25/2059	3.135%	1,246,988	1,184,984
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-1 Class A1
02/25/2055	1.724%	2,812,882	2,684,515
BVRT Financing Trust(a),(b),(d)
CMO Series 2021-3F Class M1
30-day Average SOFR + 1.750% Floor 1.750% 07/12/2033	3.608%	2,139,162	2,139,162
CMO Series 2021-3F Class M2
30-day Average SOFR + 2.900% Floor 2.900% 07/12/2033	4.187%	6,000,000	6,000,000
CHNGE Mortgage Trust(a),(e)
CMO Series 2022-1 Class A1
01/25/2067	3.007%	4,772,227	4,331,889
CMO Series 2022-2 Class A1
03/25/2067	3.757%	3,948,879	3,776,286
COLT Mortgage Loan Trust(a),(e)
CMO Series 2020-2 Class A2
03/25/2065	3.094%	350,000	334,256
CMO Series 2021-3 Class A1
09/27/2066	0.956%	2,885,431	2,311,330
CMO Series 2021-5 Class A2
11/26/2066	2.606%	4,270,000	3,226,580
Connecticut Avenue Securities Trust(a),(d)
CMO Series 2022-R01 Class 1M2
30-day Average SOFR + 1.900% 12/25/2041	6.715%	2,650,000	2,566,591
CMO Series 2022-R04 Class 1M2
30-day Average SOFR + 3.100% 03/25/2042	7.915%	4,000,000	4,039,515
Credit Suisse Mortgage Capital Certificates(a),(e)
CMO Series 2020-SPT1 Class A1
04/25/2065	1.616%	185,437	181,058
Credit Suisse Mortgage Trust(a),(e)
CMO Series 2021-NQM2 Class A2
02/25/2066	1.384%	3,334,380	2,813,055
CMO Series 2021-RPL2 Class A1A
01/25/2060	1.115%	3,298,492	2,643,830
CSMC Trust(a),(e)
CMO Series 2020-RPL2 Class A12
02/25/2060	3.476%	866,340	874,730
CMO Series 2020-RPL6 Class A1
03/25/2059	2.688%	8,852,473	8,547,016
CMO Series 2021-NQM8 Class A1
10/25/2066	1.841%	3,765,239	3,276,837
CMO Series 2022-NQM1 Class A3
11/25/2066	2.675%	3,252,115	2,693,034
Subordinated CMO Series 2020-RPL3 Class A1
03/25/2060	2.691%	2,512,258	2,453,660

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Deephaven Residential Mortgage Trust(a),(e)
CMO Series 2021-1 Class A2
05/25/2065	0.973%	645,407	593,704
Eagle Re Ltd.(a),(d)
Subordinated CMO Series 2020-1 Class M1B
1-month USD LIBOR + 1.450% 01/25/2030	6.470%	1,759,356	1,757,659
Ellington Financial Mortgage Trust(a),(e)
CMO Series 2020-1 Class A3
05/25/2065	3.999%	550,000	514,531
Freddie Mac STACR(d)
CMO Series 2020-CS01 Class M3
1-month USD LIBOR + 0.000% 04/25/2033	4.000%	5,965,382	5,691,003
Freddie Mac STACR REMIC Trust(a),(d)
CMO Series 2021-DNA3 Class M1
30-day Average SOFR + 0.750% 10/25/2033	5.565%	2,770,591	2,756,105
CMO Series 2022-DNA1 Class M1B
30-day Average SOFR + 1.850% 01/25/2042	6.665%	3,000,000	2,904,584
Subordinated CMO Series 2022-DNA6 Class M1A
30-day Average SOFR + 2.150% 09/25/2042	6.965%	2,404,878	2,416,935
Freddie Mac Structured Agency Credit Risk Debt Notes(d)
CMO Series 2020-CS02 Class M3
1-month USD LIBOR + 0.000% 06/25/2033	4.506%	4,397,275	4,361,732
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(d)
CMO Series 2022-DNA2 Class M1B
30-day Average SOFR + 2.400% 02/25/2042	7.215%	3,800,000	3,742,479
FWD Securitization Trust(a),(e)
CMO Series 2020-INV1 Class M1
01/25/2050	2.850%	3,500,000	2,800,089
GCAT LLC(a),(e)
CMO Series 2021-CM1 Class A1
04/25/2065	1.469%	2,679,781	2,522,309
GCAT Trust(a),(e)
CMO Series 2021-CM2 Class A1
08/25/2066	2.352%	2,988,751	2,719,271
CMO Series 2022-NQM2 Class A3
02/25/2067	4.210%	4,777,389	4,383,624
GS Mortgage-Backed Securities Corp. Trust(a),(e)
CMO Series 2021-NQM1 Class A1
07/25/2061	1.017%	2,411,503	2,085,793
Home Re Ltd.(a),(d)
Subordinated CMO Series 2022-1 Class M1A
30-day Average SOFR + 2.850% 10/25/2034	7.665%	2,700,000	2,698,653
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Imperial Fund Mortgage Trust(a),(e)
CMO Series 2021-NQM4 Class A2
01/25/2057	2.296%	1,788,454	1,549,642
Legacy Mortgage Asset Trust(a),(e)
CMO Series 2021-GS2 Class A1
04/25/2061	1.750%	2,063,955	1,945,385
CMO Series 2021-SL2 Class A
10/25/2068	1.875%	2,718,057	2,442,275
MFA Trust(a),(e)
CMO Series 2020-NQM2 Class M1
04/25/2065	3.034%	3,500,000	2,896,512
CMO Series 2020-NQM3 Class A1
01/26/2065	1.014%	4,803,565	4,320,302
CMO Series 2020-NQM3 Class A2
01/26/2065	1.324%	1,921,429	1,719,767
CMO Series 2020-NQM3 Class A3
01/26/2065	1.632%	1,441,072	1,286,784
CMO Series 2021-INV2 Class A3
11/25/2056	2.264%	2,451,220	2,093,671
MFRA Trust(a),(e)
CMO Series 2021-INV1 Class A2
01/25/2056	1.057%	344,648	313,050
CMO Series 2021-INV1 Class A3
01/25/2056	1.262%	537,307	483,575
New Residential Mortgage Loan Trust(a),(e)
CMO Series 2018-1A Class A1A
12/25/2057	4.000%	6,329,937	6,024,671
NRZ Excess Spread-Collateralized Notes(a)
Series 2020-PLS1 Class A
12/25/2025	3.844%	3,181,048	2,960,499
Oaktown Re II Ltd.(a),(d)
CMO Series 2018-1A Class M1
1-month USD LIBOR + 1.550% 07/25/2028	6.570%	250,299	250,357
Oaktown Re III Ltd.(a),(d)
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	6.970%	963,577	963,283
Oaktown Re VI Ltd.(a),(d)
CMO Series 2021-1A Class M1A
30-day Average SOFR + 1.650% Floor 1.650% 10/25/2033	6.465%	241,329	241,204
PMT Credit Risk Transfer Trust(a),(d)
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	7.768%	411,017	409,028

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2023	17

Portfolio of Investments  (continued)
April 30, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PNMAC GMSR Issuer Trust(a),(d)
CMO Series 2018-FT1 Class A
1-month USD LIBOR + 3.650% 04/25/2025	7.370%	2,500,000	2,498,437
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2025	7.870%	10,700,000	10,651,911
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	7.670%	3,950,000	3,899,252
Preston Ridge Partners Mortgage Trust(a),(e)
CMO Series 2020-6 Class A1
11/25/2025	2.363%	7,815,612	7,477,094
CMO Series 2021-1 Class A1
01/25/2026	2.115%	5,273,993	5,063,093
CMO Series 2021-2 Class A1
03/25/2026	2.115%	2,049,688	1,925,509
CMO Series 2021-3 Class A1
04/25/2026	1.867%	1,908,040	1,779,412
CMO Series 2021-8 Class A1
09/25/2026	1.743%	1,430,267	1,298,009
Pretium Mortgage Credit Partners(a),(e)
CMO Series 2022-NPL1 Class A1
01/25/2052	2.981%	3,739,931	3,511,592
PRKCM Trust(a),(e)
CMO Series 2021-AFC1 Class A3
08/25/2056	2.069%	5,476,258	4,349,072
CMO Series 2021-AFC1 Class M1
08/25/2056	3.114%	4,516,000	2,754,059
PRPM LLC(a),(e)
CMO Series 2021-RPL1 Class A1
07/25/2051	1.319%	3,894,064	3,390,469
Residential Mortgage Loan Trust(a),(e)
CMO Series 2019-3 Class A3
09/25/2059	3.044%	26,799	26,239
Stanwich Mortgage Loan Co. LLC(a),(e)
CMO Series 2021-NPB1 Class A1
10/16/2026	2.735%	2,366,759	2,171,753
Starwood Mortgage Residential Trust(a),(e)
CMO Series 2019-INV1 Class A3
09/27/2049	2.916%	3,305,327	3,137,878
CMO Series 2020-2 Class A3
04/25/2060	3.000%	6,999,061	6,764,114
CMO Series 2020-3 Class A3
04/25/2065	2.591%	5,000,000	4,202,063
CMO Series 2020-3 Class M1
04/25/2065	3.544%	2,800,000	2,333,973
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-INV1 Class A2
11/25/2055	1.439%	3,829,984	3,476,608
CMO Series 2020-INV1 Class A3
11/25/2055	1.593%	1,449,680	1,315,027
CMO Series 2021-3 Class A1
06/25/2056	1.127%	863,377	709,516
Stonnington Mortgage Trust(a),(b),(e),(j)
CMO Series 2020-1 Class A
07/28/2024	3.500%	925,791	911,904
Towd Point Mortgage Trust(a),(e)
CMO Series 2019-4 Class M1B
10/25/2059	3.000%	10,000,000	8,444,090
TRK Trust(a),(e)
CMO Series 2021-INV2 Class A1
11/25/2056	1.966%	5,899,215	5,042,406
Vendee Mortgage Trust(e),(f)
CMO Series 1998-1 Class 2IO
03/15/2028	0.000%	441,265	0
CMO Series 1998-3 Class IO
03/15/2029	0.000%	549,016	1
Verus Securitization Trust(a),(e)
CMO Series 2019-INV3 Class A3
11/25/2059	3.100%	307,172	292,337
CMO Series 2020-1 Class A3
01/25/2060	2.724%	864,956	813,068
CMO Series 2020-4 Class A3
05/25/2065	2.321%	1,450,085	1,356,407
CMO Series 2021-4 Class A2
07/25/2066	1.247%	4,097,590	3,266,069
Verus Securitization Trust(a)
CMO Series 2020-INV1 Class A2
03/25/2060	3.035%	4,000,000	3,825,668
CMO Series 2020-INV1 Class A3
03/25/2060	3.889%	2,800,000	2,692,208
Visio Trust(a)
CMO Series 2020-1R Class A3
11/25/2055	1.873%	1,414,284	1,294,884
CMO Series 2021-1R Class A1
05/25/2056	1.280%	2,460,545	2,251,465
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $291,092,842)			270,699,424

Call Option Contracts Purchased 0.0%
Value ($)
(Cost $742,100)	3,566

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Money Market Funds 9.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.046%(k),(l)	92,947,387	92,910,208
Total Money Market Funds (Cost $92,910,047)		92,910,208
Total Investments in Securities (Cost: $1,240,519,900)		1,180,087,322
Other Assets & Liabilities, Net		(216,823,838)
Net Assets		963,263,484
At April 30, 2023, securities and/or cash totaling $11,308,984 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	2,004	06/2023	USD	230,867,063	5,936,041	—
U.S. Treasury 5-Year Note	124	06/2023	USD	13,608,031	317,538	—
U.S. Treasury 5-Year Note	175	06/2023	USD	19,204,883	—	(11,252)
U.S. Treasury Ultra Bond	285	06/2023	USD	40,300,781	1,617,688	—
Total					7,871,267	(11,252)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	(282)	06/2023	USD	(58,138,265)	310,029	—

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	36,200,000	36,200,000	2.25	05/26/2023	742,100	3,566
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At April 30, 2023, the total value of these securities amounted to $571,197,651, which represents 59.30% of total net assets.
(b)	Valuation based on significant unobservable inputs.
(c)	Represents a security purchased on a when-issued basis.
(d)	Variable rate security. The interest rate shown was the current rate as of April 30, 2023.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2023.
(f)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(g)	Non-income producing investment.
(h)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of April 30, 2023.
(i)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(j)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2023, the total value of these securities amounted to $911,904, which represents 0.09% of total net assets.
(k)	The rate shown is the seven-day current annualized yield at April 30, 2023.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2023	19

Portfolio of Investments  (continued)
April 30, 2023
Notes to Portfolio of Investments  (continued)
(l)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended April 30, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.046%
	48,458,332	487,785,484	(443,328,581)	(5,027)	92,910,208	(9,896)	1,505,632	92,947,387
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
April 30, 2023
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	163,772,594	1,995,000	165,767,594
Commercial Mortgage-Backed Securities - Agency	—	5,083,862	—	5,083,862
Commercial Mortgage-Backed Securities - Non-Agency	—	121,413,107	—	121,413,107
Common Stocks
Consumer Staples	—	19	—	19
Energy	74	—	—	74
Financials	1,250	—	—	1,250
Total Common Stocks	1,324	19	—	1,343
Corporate Bonds & Notes	—	167,350,740	—	167,350,740
Residential Mortgage-Backed Securities - Agency	—	356,857,478	—	356,857,478
Residential Mortgage-Backed Securities - Non-Agency	—	261,648,358	9,051,066	270,699,424
Call Option Contracts Purchased	—	3,566	—	3,566
Money Market Funds	92,910,208	—	—	92,910,208
Total Investments in Securities	92,911,532	1,076,129,724	11,046,066	1,180,087,322
Investments in Derivatives
Asset
Futures Contracts	8,181,296	—	—	8,181,296
Liability
Futures Contracts	(11,252)	—	—	(11,252)
Total	101,081,576	1,076,129,724	11,046,066	1,188,257,366
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 04/30/2022 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 04/30/2023 ($)
Asset-Backed Securities — Non-Agency	6,544,011	8	(39,757)	10,681	1,982,631	(1,154,915)	—	(5,347,659)	1,995,000
Commercial Mortgage-Backed Securities — Non-Agency	5,960,625	—	—	—	—	—	—	(5,960,625)	—
Residential Mortgage-Backed Securities — Non-Agency	18,622,673	5	4	(9,251)	—	(9,562,365)	—	—	9,051,066
Total	31,127,309	13	(39,753)	1,430	1,982,631	(10,717,280)	—	(11,308,284)	11,046,066
(a) Change in unrealized appreciation (depreciation) relating to securities held at April 30, 2023 was $(1,526), which is comprised of Asset-Backed Securities — Non-Agency of $12,361 and Residential Mortgage-Backed Securities — Non-Agency of $(13,887).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain asset backed securities and residential mortgage backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) valuation measurement.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable, and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2023	21

Statement of Assets and Liabilities
April 30, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,146,867,753)	$1,087,173,548
Affiliated issuers (cost $92,910,047)	92,910,208
Option contracts purchased (cost $742,100)	3,566
Cash collateral held at broker for:
TBA	2,627,371
Receivable for:
Investments sold on a delayed delivery basis	16,305,834
Capital shares sold	3,008,109
Dividends	298,763
Interest	3,517,798
Variation margin for futures contracts	1,515,594
Expense reimbursement due from Investment Manager	3,512
Prepaid expenses	7,572
Trustees’ deferred compensation plan	199,706
Total assets	1,207,571,581
Liabilities
Due to custodian	136,586
Payable for:
Investments purchased	10,565,951
Investments purchased on a delayed delivery basis	229,696,785
Capital shares purchased	597,186
Distributions to shareholders	2,925,092
Variation margin for futures contracts	39,893
Management services fees	13,025
Distribution and/or service fees	656
Transfer agent fees	18,535
Compensation of board members	68,709
Other expenses	45,973
Trustees’ deferred compensation plan	199,706
Total liabilities	244,308,097
Net assets applicable to outstanding capital stock	$963,263,484
Represented by
Paid in capital	1,140,906,167
Total distributable earnings (loss)	(177,642,683)
Total - representing net assets applicable to outstanding capital stock	$963,263,484
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Bond Fund | Annual Report 2023

Statement of Assets and Liabilities  (continued)
April 30, 2023
Class A
Net assets	$78,405,870
Shares outstanding	2,632,618
Net asset value per share	$29.78
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$31.27
Advisor Class
Net assets	$1,165,631
Shares outstanding	39,189
Net asset value per share	$29.74
Class C
Net assets	$3,579,495
Shares outstanding	120,358
Net asset value per share	$29.74
Institutional Class
Net assets	$89,875,295
Shares outstanding	3,018,045
Net asset value per share	$29.78
Institutional 2 Class
Net assets	$31,527,855
Shares outstanding	1,061,512
Net asset value per share	$29.70
Institutional 3 Class
Net assets	$752,943,017
Shares outstanding	25,229,560
Net asset value per share	$29.84
Class R
Net assets	$247,755
Shares outstanding	8,320
Net asset value per share	$29.78
Class V
Net assets	$5,518,566
Shares outstanding	185,661
Net asset value per share	$29.72
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$31.20
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2023	23

Statement of Operations
Year Ended April 30, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$49
Dividends — affiliated issuers	1,505,632
Interest	34,524,096
Interfund lending	5,020
Total income	36,034,797
Expenses:
Management services fees	4,631,249
Distribution and/or service fees
Class A	192,059
Class C	39,787
Class R	1,454
Class V	8,548
Transfer agent fees
Class A	99,265
Advisor Class	2,855
Class C	5,139
Institutional Class	83,826
Institutional 2 Class	7,209
Institutional 3 Class	46,355
Class R	376
Class V	7,364
Compensation of board members	24,266
Custodian fees	30,831
Printing and postage fees	32,024
Registration fees	143,350
Accounting services fees	40,290
Legal fees	25,021
Interest on collateral	25,242
Compensation of chief compliance officer	174
Other	25,776
Total expenses	5,472,460
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,243,818)
Fees waived by transfer agent
Institutional 2 Class	(945)
Institutional 3 Class	(46,355)
Expense reduction	(826)
Total net expenses	4,180,516
Net investment income	31,854,281
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(31,370,925)
Investments — affiliated issuers	(9,896)
Futures contracts	(48,106,726)
Option contracts purchased	4,482,188
Option contracts written	(8,182,552)
Net realized loss	(83,187,911)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	2,351,949
Investments — affiliated issuers	(5,027)
Futures contracts	28,914,078
Option contracts purchased	(7,117,132)
Option contracts written	8,126,711
Net change in unrealized appreciation (depreciation)	32,270,579
Net realized and unrealized loss	(50,917,332)
Net decrease in net assets resulting from operations	$(19,063,051)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Bond Fund | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended April 30, 2023	Year Ended April 30, 2022
Operations
Net investment income	$31,854,281	$20,201,870
Net realized loss	(83,187,911)	(35,518,353)
Net change in unrealized appreciation (depreciation)	32,270,579	(97,265,103)
Net decrease in net assets resulting from operations	(19,063,051)	(112,581,586)
Distributions to shareholders
Net investment income and net realized gains
Class A	(2,382,407)	(1,343,503)
Advisor Class	(67,054)	(51,463)
Class C	(91,492)	(42,853)
Institutional Class	(2,168,440)	(1,380,038)
Institutional 2 Class	(435,234)	(239,345)
Institutional 3 Class	(26,451,528)	(16,563,854)
Class R	(8,241)	(9,374)
Class V	(181,843)	(107,146)
Total distributions to shareholders	(31,786,239)	(19,737,576)
Increase (decrease) in net assets from capital stock activity	(7,025,916)	19,410,835
Total decrease in net assets	(57,875,206)	(112,908,327)
Net assets at beginning of year	1,021,138,690	1,134,047,017
Net assets at end of year	$963,263,484	$1,021,138,690
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2023	25

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2023		April 30, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	507,815	15,160,104	514,592	18,041,620
Distributions reinvested	69,426	2,051,769	33,550	1,162,376
Redemptions	(534,726)	(15,947,139)	(775,565)	(26,774,023)
Net increase (decrease)	42,515	1,264,734	(227,423)	(7,570,027)
Advisor Class
Subscriptions	6,582	193,361	99,979	3,516,270
Distributions reinvested	2,248	66,756	1,494	51,300
Redemptions	(80,530)	(2,318,622)	(50,685)	(1,764,363)
Net increase (decrease)	(71,700)	(2,058,505)	50,788	1,803,207
Class C
Subscriptions	27,540	810,763	40,771	1,428,310
Distributions reinvested	2,893	85,203	1,149	39,800
Redemptions	(67,225)	(2,016,973)	(102,150)	(3,537,125)
Net decrease	(36,792)	(1,121,007)	(60,230)	(2,069,015)
Institutional Class
Subscriptions	1,502,427	44,900,228	874,794	30,582,605
Distributions reinvested	66,293	1,961,422	35,702	1,234,732
Redemptions	(982,374)	(29,580,684)	(755,624)	(26,037,919)
Net increase	586,346	17,280,966	154,872	5,779,418
Institutional 2 Class
Subscriptions	871,494	25,807,130	255,038	8,966,455
Distributions reinvested	14,730	435,234	6,934	239,285
Redemptions	(210,527)	(6,176,709)	(161,269)	(5,513,463)
Net increase	675,697	20,065,655	100,703	3,692,277
Institutional 3 Class
Subscriptions	982,696	29,129,632	3,064,643	107,828,340
Distributions reinvested	552,905	16,392,158	295,435	10,247,690
Redemptions	(2,902,845)	(87,494,983)	(2,860,357)	(98,964,763)
Net increase (decrease)	(1,367,244)	(41,973,193)	499,721	19,111,267
Class R
Subscriptions	2,294	68,770	4,102	144,331
Distributions reinvested	277	8,168	260	9,131
Redemptions	(5,160)	(152,998)	(25,317)	(889,864)
Net decrease	(2,589)	(76,060)	(20,955)	(736,402)
Class V
Subscriptions	1,455	43,393	585	20,248
Distributions reinvested	4,356	128,524	2,229	77,103
Redemptions	(19,519)	(580,423)	(19,809)	(697,241)
Net decrease	(13,708)	(408,506)	(16,995)	(599,890)
Total net increase (decrease)	(187,475)	(7,025,916)	480,481	19,410,835
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Bond Fund | Annual Report 2023

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Columbia Bond Fund | Annual Report 2023	27

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 4/30/2023	$31.39	0.93	(1.62)	(0.69)	(0.92)	—	(0.92)
Year Ended 4/30/2022	$35.38	0.50	(4.00)	(3.50)	(0.49)	—	(0.49)
Year Ended 4/30/2021(e)	$34.88	0.69	1.39	2.08	(0.72)	(0.86)	(1.58)
Year Ended 4/30/2020(e)	$33.84	0.88	1.48	2.36	(0.88)	(0.44)	(1.32)
Year Ended 4/30/2019(e)	$33.13	0.92	0.67	1.59	(0.88)	—	(0.88)
Advisor Class
Year Ended 4/30/2023	$31.34	0.94	(1.54)	(0.60)	(1.00)	—	(1.00)
Year Ended 4/30/2022	$35.33	0.58	(4.00)	(3.42)	(0.57)	—	(0.57)
Year Ended 4/30/2021(e)	$34.83	0.79	1.38	2.17	(0.81)	(0.86)	(1.67)
Year Ended 4/30/2020(e)	$33.80	0.96	1.47	2.43	(0.96)	(0.44)	(1.40)
Year Ended 4/30/2019(e)	$33.09	1.00	0.71	1.71	(1.00)	—	(1.00)
Class C
Year Ended 4/30/2023	$31.34	0.69	(1.59)	(0.90)	(0.70)	—	(0.70)
Year Ended 4/30/2022	$35.33	0.24	(4.01)	(3.77)	(0.22)	—	(0.22)
Year Ended 4/30/2021(e)	$34.83	0.43	1.38	1.81	(0.45)	(0.86)	(1.31)
Year Ended 4/30/2020(e)	$33.79	0.60	1.52	2.12	(0.64)	(0.44)	(1.08)
Year Ended 4/30/2019(e)	$33.08	0.64	0.71	1.35	(0.64)	—	(0.64)
Institutional Class
Year Ended 4/30/2023	$31.38	1.01	(1.61)	(0.60)	(1.00)	—	(1.00)
Year Ended 4/30/2022	$35.37	0.59	(4.01)	(3.42)	(0.57)	—	(0.57)
Year Ended 4/30/2021(e)	$34.88	0.78	1.38	2.16	(0.81)	(0.86)	(1.67)
Year Ended 4/30/2020(e)	$33.83	0.96	1.49	2.45	(0.96)	(0.44)	(1.40)
Year Ended 4/30/2019(e)	$33.13	1.00	0.70	1.70	(1.00)	—	(1.00)
Institutional 2 Class
Year Ended 4/30/2023	$31.30	1.06	(1.64)	(0.58)	(1.02)	—	(1.02)
Year Ended 4/30/2022	$35.28	0.61	(3.99)	(3.38)	(0.60)	—	(0.60)
Year Ended 4/30/2021(e)	$34.78	0.80	1.39	2.19	(0.83)	(0.86)	(1.69)
Year Ended 4/30/2020(e)	$33.74	1.00	1.48	2.48	(1.00)	(0.44)	(1.44)
Year Ended 4/30/2019(e)	$33.02	1.04	0.68	1.72	(1.00)	—	(1.00)
Institutional 3 Class
Year Ended 4/30/2023	$31.45	1.04	(1.61)	(0.57)	(1.04)	—	(1.04)
Year Ended 4/30/2022	$35.45	0.63	(4.01)	(3.38)	(0.62)	—	(0.62)
Year Ended 4/30/2021(e)	$34.95	0.79	1.42	2.21	(0.85)	(0.86)	(1.71)
Year Ended 4/30/2020(e)	$33.90	1.00	1.53	2.53	(1.04)	(0.44)	(1.48)
Year Ended 4/30/2019(e)	$33.19	1.04	0.71	1.75	(1.04)	—	(1.04)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Bond Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2023	$29.78	(2.12%)	0.91%(c)	0.77%(c),(d)	3.10%	260%	$78,406
Year Ended 4/30/2022	$31.39	(10.02%)	0.90%(c)	0.77%(c),(d)	1.44%	224%	$81,291
Year Ended 4/30/2021(e)	$35.38	5.96%	0.91%(c)	0.77%(c),(d)	1.92%	227%	$99,681
Year Ended 4/30/2020(e)	$34.88	7.05%	0.97%	0.80%(d)	2.50%	229%	$75,375
Year Ended 4/30/2019(e)	$33.84	4.98%	1.01%	0.83%(d)	2.73%	236%	$49,696
Advisor Class
Year Ended 4/30/2023	$29.74	(1.85%)	0.66%(c)	0.52%(c),(d)	3.11%	260%	$1,166
Year Ended 4/30/2022	$31.34	(9.81%)	0.65%(c)	0.52%(c),(d)	1.70%	224%	$3,475
Year Ended 4/30/2021(e)	$35.33	6.20%	0.66%(c)	0.52%(c),(d)	2.19%	227%	$2,123
Year Ended 4/30/2020(e)	$34.83	7.32%	0.71%	0.55%(d)	2.74%	229%	$1,676
Year Ended 4/30/2019(e)	$33.80	5.24%	0.76%	0.58%(d)	3.03%	236%	$738
Class C
Year Ended 4/30/2023	$29.74	(2.82%)	1.66%(c)	1.52%(c),(d)	2.31%	260%	$3,579
Year Ended 4/30/2022	$31.34	(10.71%)	1.65%(c)	1.52%(c),(d)	0.69%	224%	$4,925
Year Ended 4/30/2021(e)	$35.33	5.15%	1.66%(c)	1.52%(c),(d)	1.19%	227%	$7,680
Year Ended 4/30/2020(e)	$34.83	6.26%	1.72%	1.55%(d)	1.74%	229%	$8,519
Year Ended 4/30/2019(e)	$33.79	4.20%	1.76%	1.59%(d)	1.96%	236%	$4,058
Institutional Class
Year Ended 4/30/2023	$29.78	(1.84%)	0.66%(c)	0.52%(c),(d)	3.37%	260%	$89,875
Year Ended 4/30/2022	$31.38	(9.80%)	0.65%(c)	0.52%(c),(d)	1.69%	224%	$76,311
Year Ended 4/30/2021(e)	$35.37	6.19%	0.66%(c)	0.52%(c),(d)	2.18%	227%	$80,542
Year Ended 4/30/2020(e)	$34.88	7.32%	0.72%	0.55%(d)	2.76%	229%	$68,640
Year Ended 4/30/2019(e)	$33.83	5.24%	0.76%	0.58%(d)	2.97%	236%	$51,185
Institutional 2 Class
Year Ended 4/30/2023	$29.70	(1.78%)	0.59%(c)	0.45%(c)	3.58%	260%	$31,528
Year Ended 4/30/2022	$31.30	(9.74%)	0.58%(c)	0.45%(c)	1.76%	224%	$12,075
Year Ended 4/30/2021(e)	$35.28	6.24%	0.60%(c)	0.45%(c)	2.23%	227%	$10,058
Year Ended 4/30/2020(e)	$34.78	7.55%	0.62%	0.46%	2.83%	229%	$6,038
Year Ended 4/30/2019(e)	$33.74	5.24%	0.64%	0.47%	3.20%	236%	$3,687
Institutional 3 Class
Year Ended 4/30/2023	$29.84	(1.74%)	0.54%(c)	0.40%(c)	3.47%	260%	$752,943
Year Ended 4/30/2022	$31.45	(9.70%)	0.53%(c)	0.40%(c)	1.81%	224%	$836,474
Year Ended 4/30/2021(e)	$35.45	6.31%	0.55%(c)	0.40%(c)	2.22%	227%	$925,195
Year Ended 4/30/2020(e)	$34.95	7.47%	0.57%	0.40%	2.91%	229%	$265,665
Year Ended 4/30/2019(e)	$33.90	5.41%	0.58%	0.42%	3.14%	236%	$257,417
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2023	29

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 4/30/2023	$31.38	0.84	(1.59)	(0.75)	(0.85)	—	(0.85)
Year Ended 4/30/2022	$35.38	0.41	(4.01)	(3.60)	(0.40)	—	(0.40)
Year Ended 4/30/2021(e)	$34.88	0.61	1.38	1.99	(0.63)	(0.86)	(1.49)
Year Ended 4/30/2020(e)	$33.83	0.80	1.49	2.29	(0.80)	(0.44)	(1.24)
Year Ended 4/30/2019(e)	$33.12	0.84	0.67	1.51	(0.80)	—	(0.80)
Class V
Year Ended 4/30/2023	$31.33	0.95	(1.61)	(0.66)	(0.95)	—	(0.95)
Year Ended 4/30/2022	$35.31	0.53	(3.99)	(3.46)	(0.52)	—	(0.52)
Year Ended 4/30/2021(e)	$34.82	0.73	1.37	2.10	(0.75)	(0.86)	(1.61)
Year Ended 4/30/2020(e)	$33.78	0.92	1.48	2.40	(0.92)	(0.44)	(1.36)
Year Ended 4/30/2019(e)	$33.07	0.92	0.71	1.63	(0.92)	—	(0.92)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Bond Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 4/30/2023	$29.78	(2.33%)	1.16%(c)	1.02%(c),(d)	2.83%	260%	$248
Year Ended 4/30/2022	$31.38	(10.28%)	1.14%(c)	1.02%(c),(d)	1.18%	224%	$342
Year Ended 4/30/2021(e)	$35.38	5.70%	1.16%(c)	1.02%(c),(d)	1.69%	227%	$1,127
Year Ended 4/30/2020(e)	$34.88	6.79%	1.22%	1.05%(d)	2.26%	229%	$1,225
Year Ended 4/30/2019(e)	$33.83	4.71%	1.26%	1.08%(d)	2.51%	236%	$680
Class V
Year Ended 4/30/2023	$29.72	(2.03%)	0.81%(c)	0.67%(c),(d)	3.19%	260%	$5,519
Year Ended 4/30/2022	$31.33	(9.93%)	0.80%(c)	0.67%(c),(d)	1.54%	224%	$6,246
Year Ended 4/30/2021(e)	$35.31	6.10%	0.81%(c)	0.67%(c),(d)	2.04%	227%	$7,640
Year Ended 4/30/2020(e)	$34.82	7.17%	0.87%	0.70%(d)	2.62%	229%	$8,145
Year Ended 4/30/2019(e)	$33.78	4.96%	0.91%	0.73%(d)	2.83%	236%	$8,242
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2023	31

Notes to Financial Statements
April 30, 2023
Note 1. Organization
Columbia Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may
32	Columbia Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Columbia Bond Fund | Annual Report 2023	33

Notes to Financial Statements  (continued)
April 30, 2023
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
34	Columbia Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates and to manage convexity risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Bond Fund | Annual Report 2023	35

Notes to Financial Statements  (continued)
April 30, 2023
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	8,181,296*
Interest rate risk	Investments, at value — Option contracts purchased	3,566
Total		8,184,862

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	11,252*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Total ($)
Interest rate risk	(48,106,726)	4,482,188	(8,182,552)	(51,807,090)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Total ($)
Interest rate risk	28,914,078	(7,117,132)	8,126,711	29,923,657
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	301,641,594
Futures contracts — short	87,140,629

Derivative instrument	Average value ($)
Option contracts purchased	426,981*
Option contracts written	(1,041,045)**

*	Based on the ending quarterly outstanding amounts for the year ended April 30, 2023.
**	Based on the ending daily outstanding amounts for the year ended April 30, 2023.
36	Columbia Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive
Columbia Bond Fund | Annual Report 2023	37

Notes to Financial Statements  (continued)
April 30, 2023
all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of April 30, 2023:
Citi ($)
Assets
Call option contracts purchased	3,566
Total financial and derivative net assets	3,566
Total collateral received (pledged) (a)	3,566
Net amount (b)	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
38	Columbia Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2023 was 0.50% of the Fund’s average daily net assets.
Columbia Bond Fund | Annual Report 2023	39

Notes to Financial Statements  (continued)
April 30, 2023
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective through August 31, 2023, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended April 30, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.13
Class V	0.13
40	Columbia Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2023, these minimum account balance fees reduced total expenses of the Fund by $826.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.20% for shareholder services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended April 30, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00(a)	51,550
Class C	—	1.00(b)	578
Class V	4.75	0.50 - 1.00(a)	49

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Columbia Bond Fund | Annual Report 2023	41

Notes to Financial Statements  (continued)
April 30, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through August 31, 2023
Class A	0.77%
Advisor Class	0.52
Class C	1.52
Institutional Class	0.52
Institutional 2 Class	0.45
Institutional 3 Class	0.40
Class R	1.02
Class V	0.67
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective through August 31, 2023, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, principal and/or interest from fixed income securities, capital loss carryforwards, trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
246,471	(246,471)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
42	Columbia Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2023			Year Ended April 30, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
31,786,239	—	31,786,239	19,737,576	—	19,737,576
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
3,393,253	—	(115,375,299)	(62,468,188)
At April 30, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,250,725,554	3,830,911	(66,299,099)	(62,468,188)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended April 30, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(57,211,023)	(58,164,276)	(115,375,299)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,778,557,867 and $2,833,437,379, respectively, for the year ended April 30, 2023, of which $2,549,705,795 and $2,424,188,588, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Bond Fund | Annual Report 2023	43

Notes to Financial Statements  (continued)
April 30, 2023
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended April 30, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	4,712,500	4.75	8
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at April 30, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended April 30, 2023.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the
44	Columbia Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
April 30, 2023
use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the
Columbia Bond Fund | Annual Report 2023	45

Notes to Financial Statements  (continued)
April 30, 2023
quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At April 30, 2023, one unaffiliated shareholder of record owned 31.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 51.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
46	Columbia Bond Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Bond Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2023, the related statement of operations for the year ended April 30, 2023, the statement of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2023 and the financial highlights for each of the five years in the period ended April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Bond Fund | Annual Report 2023	47

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Section 163(j) Interest Dividends
99.29%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	174	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
48	Columbia Bond Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	174	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	174	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	172	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Columbia Bond Fund | Annual Report 2023	49

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	172	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	174	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	174	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	174	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	172	None
50	Columbia Bond Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	172	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	174	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	172	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Columbia Bond Fund | Annual Report 2023	51

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	174	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	174	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
52	Columbia Bond Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of North America Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Columbia Bond Fund | Annual Report 2023	53

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022, through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
54	Columbia Bond Fund | Annual Report 2023

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN121_04_N01_(06/23)

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, Sandra L. Yeager, and Douglas A. Hacker, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Moffett, Mr. Gallagher, Mr. Connaughton, Ms. Yeager, and Mr. Hacker are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the six series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended April 30, 2023 and April 30, 2022 are approximately as follows:

2023	2022
$231,500	$238,300

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended April 30, 2023 and April 30, 2022 are approximately as follows:

2023	2022
$25,000	$30,500

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended April 30, 2023 and April 30, 2022, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2023 and April 30, 2022 are approximately as follows:

2023	2022
$75,000	$30,300

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended April 30, 2023 and April 30, 2022, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2023 and April 30, 2022 are approximately as follows:

2023	2022
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended April 30, 2023 and April 30, 2022 are approximately as follows:

2023	2022
$541,000	$535,000

In fiscal years 2023 and 2022, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended April 30, 2023 and April 30, 2022 are approximately as follows:

2023	2022
$641,000	$595,800

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	June 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	June 22, 2023

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	June 22, 2023

By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	June 22, 2023